[Prospectus Cover]


                                              [logo]     Pegasus Funds
                                                         Strength in Investing





P R O S P E C T U S



April 30, 1997




                                   Pegasus
                                     Funds

PROSPECTUS                                                  April 30, 1997






                                PEGASUS FUNDS
                                P.O. Box 5142
                       Westborough, Massachusetts 01581


                  24 Hour yield and performance information
                       Purchase and Redemption orders:
                                (800) 688-3350




               Pegasus Funds (the "Trust") is offering in this Prospectus Class A shares, Class B shares and Class I shares in the following nineteen investment portfolios (the "Funds"), divided into four general fund types:
Asset Allocation; Equity; Bond; and Municipal Bond:

ASSET ALLOCATION FUNDS                   BOND FUNDS

The Managed Assets Conservative Fund     The Intermediate Bond Fund
The Managed Assets Balanced Fund         The Bond Fund
The Managed Assets Growth Fund           The Short Bond Fund
                                         The Income Fund
EQUITY FUNDS                             The International Bond Fund

The Equity Income Fund                   MUNICIPAL BOND FUNDS
The Growth Fund
The Mid-Cap Opportunity Fund             The Municipal Bond Fund
The Small-Cap Opportunity Fund           The Intermediate Municipal Bond Fund
The Intrinsic Value Fund                 The Michigan Municipal Bond Fund
The Growth and Value Fund
The Equity Index Fund
The International Equity Fund


               This Prospectus sets forth concisely information that a prospective investor should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Trust, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by writing to the Trust at the above address. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference into this Prospectus in its entirety.

               Investors should recognize that the share price, yield and investment return of each Fund fluctuate and are not guaranteed.

               SHARES OF THE TRUST ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY, FIRST CHICAGO NBD CORPORATION OR ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY GOVERNMENTAL AGENCY. INVESTMENT IN THE TRUST INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

               THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                       TABLE OF CONTENTS

        HIGHLIGHTS.....................................................    i

        FUND EXPENSES..................................................  iii

        BACKGROUND.....................................................    3

        FINANCIAL HIGHLIGHTS...........................................    3

        HOW TO BUY SHARES..............................................   36

        SHAREHOLDER SERVICES...........................................   42

        HOW TO REDEEM SHARES...........................................   45

        MANAGEMENT OF THE TRUST........................................   48

        DISTRIBUTION AND SHAREHOLDER SERVICES PLANS....................   51

        DIVIDENDS AND DISTRIBUTIONS....................................   52

        TAXES..........................................................   52

        PERFORMANCE INFORMATION........................................   54

        GENERAL INFORMATION............................................   59

        SUPPLEMENTAL INFORMATION.......................................   A-1


                                  HIGHLIGHTS

The following summary is qualified in its entirety by the more detailed information appearing elsewhere in this Prospectus.

Investment Objectives and Management Policies

               Each Fund's investment objective is set forth on pages
31-34 of this Prospectus. Each Asset Allocation Fund will invest substantially all of its assets (other than securities it holds as of the date of this Prospectus and certain other direct investments) in Class I shares in each of the Funds described in this Prospectus, other than the Municipal Bond Funds, and in Class I shares in the Pegasus Money Market Fund, a diversified portfolio of the Trust also described in this Prospectus whose shares are offered by a separate Prospectus (the "Money Market Fund") (collectively, the "Underlying Funds").


Investment Adviser

               First Chicago NBD Investment Management Company ("FCNIMCO") is the investment adviser to each of the Funds (the "Investment Adviser"). Each Fund has agreed to pay the Investment Adviser an annual fee as set forth under "Management of the Funds."

Description of Classes

               Each Fund offers Class A shares, Class B shares and Class I shares. Each share represents an identical pro rata interest in a Fund's investment portfolio.

               Class A shares are sold at net asset value per share plus an initial sales charge imposed at the time of purchase. The initial sales charge may be reduced or waived for certain purchases. Class A shares of each Fund are subject to a shareholder servicing fee.

               Class B shares are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Fund. Class B shares may be subject to a contingent deferred sales charge ("CDSC") and are subject to a distribution fee and shareholder servicing fee.

               Class I shares are sold at net asset value with no sales charge to qualified trust, custody and/or agency account clients of The First National Bank of Chicago ("FNBC"), NBD Bank ("NBD") or their affiliates, qualified retirement, profit sharing, 401(k) or other employee benefit plans or other programs , financial institutions that have established omnibus accounts on behalf of investors participating in a "mutual fund supermarket" or similar program, and the Asset Allocation Funds.

               See "How to Buy Shares" on page __ of this Prospectus.


How To Buy Shares

               Class A and Class B shares may be purchased through a number of institutions including the Investment Adviser, NBD, FNBC, American National Bank and Trust Company ("ANB") and their affiliates, including First Chicago NBD Investment Services, Inc. ("FCNIS"), a registered broker-dealer, BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("Distributor" or "BISYS"), which serves the Trust as its distributor, and certain banks, securities dealers and other industry professionals such as investment advisers, accountants and estate planning firms (collectively, "Service Agents").

               Investors purchasing Class I shares through their Fiduciary Accounts (as defined under "How to Buy Shares") at the Investment Adviser, NBD, First Chicago NBD Corporation ("FCN"), FNBC, ANB or their affiliates should contact such entity directly for appropriate instructions, as well as for information about conditions pertaining to the account and any related fees. Class I shares may be purchased for a Fiduciary Account or Eligible Retirement Plan (as defined under "How to Buy Shares") only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such Account or Plan.

               The minimum initial investment is $1,000. All subsequent investments must be at least $100.

               See "How to Buy Shares" on page __ of this Prospectus.


Shareholder Services

               The Funds offer shareholders certain services and privileges including: Exchange Privilege, Letter of Intent and Automatic Investment Plan. Certain services and privileges may not be available through all Service Agents.

               See "Shareholder Services" on page __ of this Prospectus.


How To Redeem Shares

               Generally, investors should contact their representatives at the Investment Adviser, NBD, FNBC, ANB or appropriate Service Agent or financial institution for redemption instructions. Investors who are not clients of the Investment Adviser, NBD, FNBC, ANB or a Service Agent or financial institution may redeem Fund shares by written request to First Data Investor Services Group, Inc. ( the "Transfer Agent").

               See "How to Redeem Shares" on page __ of this Prospectus.

                                FUND EXPENSES

               The purpose of the following tables is to assist investors in understanding the various costs and expenses that an investor in a Fund will bear, the payment of which will reduce an investor's return on an annual basis.


Expense Table


                                                 Class A                                     Class B               Class I
                           ----------------------------------------------------- -----------------------------     -------

                                                             Bond,
                                                         International                          Equity
                                           Equity Index,    Bond,                               Index,
                                              Income,      Municipal                             Income,
                                           Intermediate   Bond and                            Intermediate
                                             Bond and     Michigan                             Bond and
                                            Intermediate   Municipal     All                  Intermediate  All
Shareholder Transaction        Short Bond   Municipal       Bond        Other    Short Bond    Municipal    Other      All
Expenses                        Fund        Bond Funds      Funds       Funds       Fund      Bond Funds    Funds     Funds
-----------------------        ----------  -------------  ----------    -----    ----------   ------------  -----    ------
Maximum Sales Charge            1.00%      3.00%          4.50%       5.00%       None         None        None      None
  Imposed on Purchases (as a
  percentage of offering price)

Sales Charge on Reinvested
  Dividends                     None       None           None        None        None         None        None      None

Maximum Deferred Sales
  Charge Imposed On
  Redemptions
  (as a percentage of the
  amount subject to charge)     None*      None*          None*       None*       1.00%        3.00%       5.00%     None

Redemption Fees                 None       None           None        None        None         None        None      None

Exchange Fees                   None       None           None        None        None         None        None      None


      * A contingent deferred sales charge of up to 1.00% may be assessed on certain redemptions of Class A shares purchased without an initial sales charge as part of an investment of $1 million or more.

Annual Fund Operating Expenses
(as a percentage of average daily net assets)
Class A Shares


                                  Management
                                     Fees                                              Total Operating
                                 After Waivers      12b-1 Fees     Other Expenses(1)     Expenses(1)
                                 -------------      ----------     -----------------     -----------
ASSET ALLOCATION
FUNDS
Managed Assets                     0.61%(2)(3)        None             0.61%(2)(3)          1.22%(2)(3)
Conservative Fund
Managed Assets Balanced            0.50%(2)(3)        None             0.71%(2)(3)          1.21%(2)(3)
Fund
Managed Assets Growth Fund         0.14%(2)(3)        None             1.06%(2)(3)          1.20%(2)(3)


EQUITY FUNDS:

Equity Income Fund                 0.50%              None             0.45%                0.95%
Growth Fund                        0.60%              None             0.44%                1.04%
Mid-Cap Opportunity Fund           0.60%              None             0.50%                1.10%
Small-Cap Opportunity Fund         0.70%              None             0.47%                1.17%
Intrinsic Value Fund               0.60%              None             0.46%                1.06%
Growth and Value Fund              0.60%              None             0.51%                1.11%
Equity Index Fund                  0.10%              None             0.47%                0.57%
International Equity Fund          0.80%              None             0.57%                1.37%

BOND FUNDS:

Intermediate Bond Fund             0.40%              None             0.46%                0.86%
Bond Fund                          0.40%              None             0.46%                0.86%
Short Bond Fund                    0.35%              None             0.49%                0.84%
Income Fund                        0.40%              None             0.47%                0.87%
International Bond Fund            0.44%(3)           None             0.65%                1.09%(3)


MUNICIPAL BOND
FUNDS:

Municipal Bond Fund                0.40%              None             0.45%                0.85%
Intermediate Municipal Bond Fund   0.40%              None             0.44%                0.84%
Michigan Municipal Bond Fund       0.37%(3)           None             0.57%                0.94%(3)


(1) Other Expenses and Total Operating Expenses: for each Fund have been restated to reflect current expenses; and for the Asset Allocation Funds include expenses (including management fees) borne indirectly by them in connection with their investments in the Underlying Funds.

(2) Management Fees After Waivers, Other Expenses and Total Operating Expenses of the Asset Allocation Funds have been calculated based upon certain assumptions, including assumptions about the allocation of each Asset Allocation Fund's assets among the Underlying Funds. Management Fees After Waivers and Other Expenses of the Asset Allocation Funds will differ from the amounts shown depending upon the actual allocation of an Asset Allocation Fund's assets among the Underlying Funds.


                                      iv


(3) Absent fee waivers and/or expense reimbursements, Total Operating Expenses applicable to Class A shares of the Managed Assets Conservative, Managed Assets Balanced, Managed Assets Growth, International Bond and Michigan Municipal Bond Funds would have been 1.26%, 1.36%, 1.71%, 1.35% and
    .97%, respectively.

Example

Based upon the assumptions in the foregoing chart an investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and
(2) redemption at the end of each period:

                                    1 Year      3 Years        5 Years      10 Years
                                    ------      -------        -------      --------
ASSET ALLOCATION FUNDS:

Managed Assets Conservative Fund     $62         $87            $114          $191
Managed Assets Balanced Fund         $62         $87            $114          $191
Managed Assets Growth Fund           $62         $86            N/A            N/A

EQUITY FUNDS:

Equity Income Fund                   $59         $79            $100          $161
Growth Fund                          $60         $82            $105          $171
Mid-Cap Opportunity Fund             $61         $83            $108          $178
Small-Cap Opportunity Fund           $61         $85            $111          $186
Intrinsic Value Fund                 $60         $82            $106          $173
Growth and Value Fund                $61         $84            $108          $179
Equity Index Fund                    $36         $48            $ 61          $ 99
International Equity Fund            $63         $91            $122          $207

BOND FUNDS:

Intermediate Bond Fund               $39         $57            $ 76          $133
Bond Fund                            $53         $71            $ 91          $146
Short Bond Fund                      $19         $37            $ 56          $113
Income Fund                          $39         $57            $ 77          $134
International Bond Fund              $56         $78            $103          $172

MUNICIPAL BOND FUNDS:

Municipal Bond Fund                  $53         $71            $ 90          $145
Intermediate Municipal Bond Fund     $38         $56            $ 75          $131
Michigan Municipal Bond Fund         $54         $74            $ 95          $156


Annual Fund Operating Expenses
(as a percentage of average daily net assets)
Class B Shares

                                 Management Fees                                    Total Operating
                                  After Waivers     12b-1 Fees  Other Expenses(1)   Expenses(1)
                                 ---------------    ----------  -----------------   ---------------
ASSET ALLOCATION FUNDS

Managed Assets Conservative Fund    0.61%(2)(3)      0.75%         0.61%(2)(3)        1.97%(2)(3)
Managed Assets Balanced Fund        0.50%(2)(3)      0.75%         0.71%(2)(3)        1.96%(2)(3)
Managed Assets Growth Fund          0.14%(2)(3)      0.75%         1.06%(2)(3)        1.95%(2)(3)

EQUITY FUNDS:

Equity Income Fund                  0.50%            0.75%         0.45%              1.70%
Growth Fund                         0.60%            0.75%         0.44%              1.79%
Mid-Cap Opportunity Fund            0.60%            0.75%         0.50%              1.85%
Small-Cap Opportunity Fund          0.70%            0.75%         0.47%              1.92%
Intrinsic Value Fund                0.60%            0.75%         0.46%              1.81%
Growth and Value Fund               0.60%            0.75%         0.51%              1.86%
Equity Index Fund                   0.10%            0.75%         0.47%              1.32%
International Equity Fund           0.80%            0.75%         0.57%              2.12%

BOND FUNDS:

Intermediate Bond Fund              0.40%            0.75%         0.46%              1.61%
Bond Fund                           0.40%            0.75%         0.46%              1.61%
Short Bond Fund                     0.35%            0.75%         0.49%              1.59%
Income Fund                         0.40%            0.75%         0.47%              1.62%
International Bond Fund             0.44%(3)         0.75%         0.65%              1.84%(3)


MUNICIPAL BOND FUNDS:

Municipal Bond Fund                 0.40%            0.75%         0.45%              1.60%
Intermediate Municipal Bond Fund    0.40%            0.75%         0.44%              1.59%
Michigan Municipal Bond Fund        0.37%(3)         0.75%         0.57%              1.69%(3)


(1) Other Expenses and Total Operating Expenses for each Fund have been restated to reflect current expenses; and for the Asset Allocation Funds include expenses (including management fees) borne indirectly by them in connection with their investments in the Underlying Funds.

(2) Management Fees After Waivers, Other Expenses and Total Operating Expenses of the Asset Allocation Funds have been calculated based upon certain assumptions, including assumptions about the allocation of each Asset Allocation Fund's assets among the Underlying Funds. Management Fees After Waivers and Other Expenses of the Asset Allocation Funds will differ from the amounts shown depending upon the actual allocation of an Asset Allocation Fund's assets among the Underlying Funds.

(3) Absent fee waivers and/or expense reimbursements, Total Operating Expenses applicable to Class B shares of the Managed Assets Conservative, Managed Assets Balanced, Managed Assets Growth, International Bond and Michigan Municipal Bond Funds would have been 2.01%, 2.11%, 2.46%, 2.10% and
    1.72%, respectively.

Example

Based upon the assumptions in the foregoing chart, an investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and
(2) redemption at the end of each period:


                                    1 Year       3 Years    5 Years   10 Years
                                    ------       -------    -------   --------

ASSET ALLOCATION FUNDS:

Managed Assets Conservative Fund      $70/$20*   $92/62*   $127/$107*   $202+
Managed Assets Balanced Fund          $70/$20*   $92/62*   $127/$107*   $201+
Managed Assets Growth Fund            $70/$20*   $92/62*      N/A        N/A


EQUITY FUNDS:

Equity Income Fund                    $67/$17*   $84/$54*  $113/$ 93*   $173+
Growth Fund                           $68/$18*   $87/$57*  $118/$ 98*   $183+
Mid-Cap Opportunity Fund              $69/$19*   $89/$59*  $121/$101*   $189+
Small-Cap Opportunity Fund            $70/$20*   $91/$61*  $125/$105*   $197+
Intrinsic Value Fund                  $69/$19*   $87/$57*  $119/$ 99*   $185+
Growth and Value Fund                 $69/$19*   $89/$59*  $121/$101*   $190+
Equity Index Fund                     $44/$14*   $62/$42*  $ 83/$ 73*   $120+
International Equity Fund             $72/$22*   $97/$67*  $135/$115*   $218+


BOND FUNDS:

Intermediate Bond Fund                $46/$16*   $71/$51*  $ 98/$ 88*   $153+
Bond Fund                             $66/$16*   $81/$51*  $108/$ 88*   $162+
Short Bond Fund                       $26/$16*   $42+      $ 62+        $118+
Income Fund                           $47/$17*   $71/$51*  $ 99/$ 89*   $155+
International Bond Fund               $69/$19*   $88/$58*  $120/$100*   $188+


MUNICIPAL BOND FUNDS:

Municipal Bond Fund                   $66/$16*   $81/$51*  $108/$ 88*   $161+
Intermediate Municipal Bond Fund      $46/$16*   $71/$51*  $ 97/$ 87*   $151+
Michigan Municipal Bond Fund          $67/$17*   $84/$54*  $112/$ 92*   $171+

*       Assuming no redemption of Class B shares.
+       Assumes conversion to Class A shares.

Annual Fund Operating Expenses
(as a percentage of average daily net assets)
Class I Shares

                                  Management Fees                 Other Expenses   Total Operating
                                   After Waivers     12b-1 Fees        (1)          Expenses (1)
                                  --------------     ----------   --------------   ---------------
ASSET ALLOCATION FUNDS:

Managed Assets Conservative Fund    0.61%(2)(3)       None         0.36%(2)(3)       0.97%(2)(3)
Managed Assets Balanced Fund        0.50%(2)(3)       None         0.46%(2)(3)       0.96%(2)(3)
Managed Assets Growth Fund          0.14%(2)(3)       None         0.81%(2)(3)       0.95%(2)(3)

EQUITY FUNDS:

Equity Income Fund                  0.50%             None         0.20%             0.70%
Growth Fund                         0.60%             None         0.19%             0.79%
Mid-Cap Opportunity Fund            0.60%             None         0.25%             0.85%
Small-Cap Opportunity Fund          0.70%             None         0.22%             0.92%
Intrinsic Value Fund                0.60%             None         0.21%             0.81%
Growth and Value Fund               0.60%             None         0.26%             0.86%
Equity Index Fund                   0.10%             None         0.22%             0.32%
International Equity Fund           0.80%             None         0.32%             1.12%

BOND FUNDS:

Intermediate Bond Fund              0.40%             None         0.21%             0.61%
Bond Fund                           0.40%             None         0.21%             0.61%
Short Bond Fund                     0.35%             None         0.24%             0.59%
Income Fund                         0.40%             None         0.22%             0.62%
International Bond Fund             0.44%(3)          None         0.40%             0.84%(3)

MUNICIPAL BOND FUNDS:

Municipal Bond Fund                 0.40%             None         0.20%             0.60%
Intermediate Municipal Bond Fund    0.40%             None         0.19%             0.59%
Michigan Municipal Bond Fund        0.37%(3)          None         0.32%             0.69%(3)


(1) Other Expenses and Total Operating Expenses for each Fund have been restated to reflect current expenses; and for the Asset Allocation Funds include expenses (including management fees) borne indirectly by them in connection with their investments in the Underlying Funds.

(2) Management Fees After Waivers, Other Expenses and Total Operating Expenses of the Asset Allocation Funds have been calculated based upon certain assumptions, including assumptions about the allocation of each Asset Allocation Fund's assets among the Underlying Funds. Management Fees After Waivers and Other Expenses of the Asset Allocation Funds will differ from the amounts shown depending upon the actual allocation of an Asset Allocation Fund's assets among the Underlying Funds.

(3) Absent fee waivers and/or expense reimbursements, Total Operating Expenses applicable to Class I shares of the Managed Assets Conservative, Managed Assets Balanced, Managed Assets Growth, International Bond and Michigan Municipal Bond Funds would have been 1.01%, 1.11%, 1.46%, 1.10% and
    .72%, respectively.

Example

Based upon the assumptions in the foregoing chart, an investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and
(2) redemption at the end of each period:

                                    1 Year      3 Years       5 Years        10 Years
                                    ------      -------       -------        --------
ASSET ALLOCATION FUNDS:
Managed Assets Conservative Fund     $10         $31           $54             $119
Managed Assets Balanced Fund         $10         $31           $53             $118
Managed Assets Growth Fund           $10         $30           N/A             N/A


EQUITY FUNDS:

Equity Income Fund                   $ 7         $22           $39             $ 87
Growth Fund                          $ 8         $25           $44             $ 98
Mid-Cap Opportunity Fund             $ 9         $27           $47             $105
Small-Cap Opportunity Fund           $ 9         $29           $51             $114
Intrinsic Value Fund                 $ 8         $26           $45             $100
Growth and Value Fund                $ 9         $28           $48             $106
Equity Index Fund                    $ 3         $10           $18             $ 41
International Equity Fund            $11         $36           $62             $137


BOND FUNDS:

Intermediate Bond Fund               $ 6         $20           $34             $ 76
Bond Fund                            $ 6         $20           $34             $ 76
Short Bond Fund                      $ 6         $19           $33             $ 74
Income Fund                          $ 6         $20           $35             $ 78
International Bond Fund              $ 9         $27           $47             $104


MUNICIPAL BOND FUNDS:

Municipal Bond Fund                  $ 6         $19           $34             $ 75
Intermediate Municipal Bond Fund     $ 6         $19           $33             $ 74
Michigan Municipal Bond Fund         $ 7         $22           $39             $ 86

               THE AMOUNTS LISTED IN THE EXAMPLES SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. THE MANAGED ASSETS GROWTH FUND IS NEW AND THE ABOVE FIGURES ARE BASED ON ADJUSTMENTS AND EXPENSES EXPECTED TO BE INCURRED DURING THE FUND'S CURRENT FISCAL YEAR. MOREOVER, WHILE EACH EXAMPLE ASSUMES A 5% ANNUAL RETURN, A FUND'S ACTUAL PERFORMANCE MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.


               Long-term investors in Class B shares of a Fund could pay more in 12b-1 fees than the economic equivalent of paying a front-end sales charge. Investors in the Asset Allocation Funds should recognize that they may invest directly in the Underlying Funds and that by investing in Underlying Funds through the Asset Allocation Funds, an investor may pay more than he or she would otherwise have paid by directly investing in the Underlying Funds. The Investment Adviser, NBD, FNBC, ANB and their affiliates and certain Service Agents and financial institutions may charge their clients fees which are not reflected in the foregoing tables in connection with an investment in the Funds.

                                PEGASUS FUNDS


Asset Allocation Funds

               These Funds offer investors a convenient means of investing in shares of the Underlying Funds in order to achieve a target asset allocation in the Equity, Debt and Cash Equivalent market sectors.

               The Managed Assets Conservative Fund seeks to provide long-term total return; capital appreciation is a secondary consideration.

               The Managed Assets Balanced Fund seeks to achieve long-term total return through a combination of capital appreciation and current income.

               The Managed Assets Growth Fund seeks to achieve long-term total return; current income is a secondary consideration.

Equity Funds

               These Funds will invest principally in common stocks, preferred stocks and convertible securities, including those in the form of depository receipts, as well as warrants to purchase such securities (collectively, "Equity Securities"):

               The Equity Income Fund seeks to provide income; capital appreciation and growth of earnings are secondary, but nonetheless important, goals. In seeking to achieve its objective, this Fund will invest primarily in income-producing Equity Securities of domestic issuers.

               The Growth Fund seeks long-term capital appreciation. In seeking to achieve its objective, this Fund will invest primarily in Equity Securities of domestic issuers believed by the Investment Adviser to have above-average growth characteristics.

               The Mid-Cap Opportunity Fund seeks to achieve long-term capital appreciation. In seeking to achieve its objective, this Fund will invest primarily in Equity Securities of companies with intermediate market capitalizations.

               The Small-Cap Opportunity Fund seeks long-term capital appreciation. In seeking to achieve its objective, this Fund will invest primarily in Equity Securities of companies with small capitalizations.

               The Intrinsic Value Fund seeks to provide long-term capital appreciation. In seeking to achieve its objective, this Fund will invest primarily in Equity Securities believed by the Investment Adviser to represent a value or potential worth which is not fully recognized by prevailing market prices.

               The Growth and Value Fund seeks to achieve long-term capital growth, with income a secondary consideration. In seeking to achieve its objective, this Fund will invest primarily in Equity Securities of larger companies that are attractively priced relative to their growth potential.

               The Equity Index Fund seeks to provide an investment return which substantially duplicates the price and yield performance of domestically traded common stock in the aggregate, as represented by the Standard & Poor's Composite Stock Price Index (the "S&P 500 Index").

               The International Equity Fund seeks to achieve long-term capital appreciation. In seeking to achieve its objective, this Fund will invest primarily in Equity Securities of foreign issuers.

Bond Funds

               These Funds will invest principally in a broad range of debt securities ("Debt Securities"). Debt Securities in which the Bond Funds normally invest include: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) corporate, bank and commercial obligations; (iii) securities issued or guaranteed by foreign governments, their agencies or instrumentalities; (iv) securities issued by supranational banks; (v) mortgage backed securities; (vi) securities representing interests in pools of assets; and (vii) variable-rate bonds, zero coupon bonds, debentures, and various types of demand instruments. Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities may include mortgage backed securities, as well as "stripped securities" (both interest-only and principal-only) and custodial receipts for Treasury securities:

               The Intermediate Bond Fund seeks to maximize total rate of return while providing relative stability of principal by investing predominantly in intermediate-term Debt Securities. While the Fund may purchase securities with maturities or average lives of up to 15 years, during normal market conditions, its average portfolio maturity is expected to be between 3 and 6 years.

               The Bond Fund seeks to maximize total rate of return by investing predominantly in intermediate and long-term Debt Securities. During normal market conditions, the Fund's average weighted portfolio maturity is expected to be between 6 and 12 years.

               The Short Bond Fund seeks to maximize total rate of return while providing relative stability of principal. While the Fund may purchase Debt Securities with maturities or average lives of up to 10 years, during normal market conditions, its average weighted portfolio maturity will be limited to a maximum of 3 years.

               The Income Fund seeks to provide as high a level of current income as is consistent with relative stability of principal. In seeking to achieve its objective, this Fund will invest primarily in a portfolio of U.S. dollar denominated investment grade Debt Securities of domestic and foreign issuers which, under normal market conditions, will have a dollar-weighted average maturity expected to range between 3 and 10 years.

               The International Bond Fund seeks both long-term capital appreciation and current income. In seeking to achieve its objective, the Fund will invest primarily in investment grade Debt Securities of foreign issuers.


Municipal Bond Funds

               These Funds will invest principally in obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their respective political subdivisions, agencies (including multi-state agencies), instrumentalities and authorities, the interest from which is, in the opinion of bond counsel for the issuers, exempt from regular federal income tax ("Municipal Obligations"):

               The Municipal Bond Fund seeks to provide as high a level of current income exempt from federal income tax as is consistent with relative stability of principal. In seeking to achieve its objective, this Fund will invest primarily in a portfolio of investment grade Municipal Obligations without regard to maturity.

               The Intermediate Municipal Bond Fund seeks to provide as high a level of current income exempt from federal income tax as is consistent with relative stability of principal. In seeking to achieve its objective, this Fund will invest primarily in a portfolio of investment grade Municipal Obligations which, under normal conditions, will have a dollar-weighted average maturity expected to range between 3 and 10 years.

               The Michigan Municipal Bond Fund seeks to provide as high a level of current income exempt from federal, and to the extent possible, from State of Michigan income taxes as is consistent with relative stability of principal. In seeking to achieve its objective, this Fund will invest primarily in a portfolio of investment grade debt obligations issued by the State of Michigan, its political subdivisions, municipalities, corporations and authorities, and certain territories and possessions of the United States; the interest on which is, in the opinion of bond counsel to the issuers, exempt from federal and State of Michigan income taxes ("Michigan Municipal Obligations") without regard to maturity.


                                  BACKGROUND


               Shares of each of the Funds have been classified into three separate classes of shares - Class A shares, Class B shares and Class I shares. Each share represents an equal proportionate interest in the related Fund.


                             FINANCIAL HIGHLIGHTS


               The tables below provide supplementary information to the Funds' financial statements, which are incorporated by reference into their Statement of Additional Information and set forth certain information concerning the historic investment results of Fund shares. They present a per share analysis of how each Fund's net asset value has changed during the periods presented. The tables for periods prior to December 31, 1995 with respect to the Managed Assets Conservative, Equity Income, Growth, Small-Cap Opportunity, Income, International Bond, Municipal Bond and Intermediate Municipal Bond Funds have been derived from the financial statements which have been audited by Ernst & Young LLP, such Funds' prior independent auditors, whose report dated February 23, 1996 expressed an unqualified opinion on such financial statements. The tables for all Funds for the fiscal year ended December 31, 1996, and for periods prior to December 31, 1995 with respect to the Managed Assets Balanced, Mid-Cap Opportunity, Intrinsic Value, Growth and Value, Equity Index, International Equity, Intermediate Bond, Bond, Short Bond and Michigan Municipal Bond Funds, have been derived from such Funds' financial statements which have been audited by Arthur Andersen LLP, the Trust's independent public accountants, whose report thereon is incorporated by reference into the Statement of Additional Information along with the financial statements. The financial data included in these tables should be read in conjunction with the financial statements and related notes incorporated by reference into the Statement of Additional Information.
The table for the Managed Assets Growth Fund for the period ended March 31, 1997 is unaudited and has been derived from the financial statements and notes thereto included in the Statement of Additional Information. Further information about the performance of the Funds is available in the annual report to shareholders. The Statement of Additional Information and the annual report to shareholders may be obtained from the Trust free of charge by calling (800) 688-3350.

For a Share Outstanding Throughout the Period



                               Net
                               Realized       Distri-      Distri-
         Net Asset             and Unreal-    butions      butions
         Value      Net        ized Gains     from Net     from        Total       Conversion
         Beginning  Investment (Losses)on     Investment   Realized    Distri-     to Class A
         of Period  Income     Investments    Income       Gains       butions     Shares
         ---------  ------     -----------    ------       -----       -------     ------
Managed Assets Conservative Fund
Class A Shares
1996      $14.54      0.56         0.89         (0.56)        (0.09)    (0.65)     ---
1995      $12.13      0.64         2.48         (0.68)        (0.03)    (0.71)     ---
1994      $13.11      0.73        (0.98)        (0.72)        (0.01)    (0.73)     ---
1993      $12.68      0.72         0.61         (0.72)        (0.18)    (0.90)     ---
1992      $12.56      0.79         0.26         (0.77)        (0.16)    (0.93)     ---
1991      $10.79      0.83         1.77         (0.83)         ---      (0.83)     ---
1990      $11.54      0.86        (0.54)        (0.88)        (0.19)    (1.07)     ---
1989      $10.66      0.88         1.10         (0.89)        (0.21)    (1.10)     ---
1988      $ 9.73      0.78         0.92         (0.74)        (0.03)    (0.77)     ---
1987      $10.75      0.70        (0.85)        (0.77)        (0.10)    (0.87)     ---



                                                                              Ratio
                                                                              of Net
                                                             Ratio of         Investment
                                                 Ratio of    Expenses         Income
                                                 Net         to Average       to Average
                        Net Assets   Ratio of    Investment  Net Assets       Net Assets
Net Asset               End of       Expenses    Income      (Excluding Fee   (Excluding Fee     Portfolio    Average
Value End   Total       Period       to Average  to Average  Waivers and      Waivers and        Turnover     Commission
of Period   Return(a)   (000)        Net Assets  Net Assets  Reimbursements)  Reimbursements)    Rate         Rate
---------   ---------   -----        ----------  ----------  ---------------  ---------------    ---------    ----------
$15.34      10.11%     $69,301       1.18%         3.64%          1.33%            3.49%          63.41%     $0.05
$14.54      26.40%     $51,997       1.17%         4.88%          1.54%            4.51%           8.23%     ---
$12.13      (1.92)%    $44,367       0.63%         5.77%          1.67%            4.73%          28.69%     ---
$13.11      10.70%     $51,586       0.39%         5.54%          1.65%            4.28%          16.40%     ---
$12.68       8.68%     $34,262       0.02%         6.24%          1.88%            4.38%          22.14%     ---
$12.56      24.87%     $14,038         --          7.04%          2.16%            4.88%          26.02%     ---
$10.79       2.94%     $ 8,950         --          7.71%          2.58%            5.13%          29.97%     ---
$11.54      19.08%     $ 7,407         --          7.74%          2.96%            4.78%          49.46%     ---
$10.66      17.78%     $ 5,890         --          7.38%          2.62%            4.76%          15.71%     ---
$ 9.73      (1.73)%    $ 4,989         --          6.61%          2.69%            3.92%          23.99%     ---

---------

(a) Total returns as presented do not include any applicable sales load or redemption charges.





                                    Net Real-
                                    ized and       Distri-     Distri-
           Net Asset                Unrealized     butions     butions
           Value       Net          Gains          from Net    from       Total     Conversion     Net Asset
           Beginning   Investment   (Losses) on    Investment  Realized   Distri-   to Class A     Value End
           of Period   Income       Investments    Income      Gains      butions   Shares         of Period
           ---------   ----------   -----------    ------      --------   -------   ----------     ---------
Managed Assets Conservative Fund (continued)
Class B Shares
1996       $14.56       0.44          0.89           (0.44)        (0.09)   (0.53)     ---           $15.36
1995(2)    $12.42       0.45          2.17           (0.45)        (0.03)   (0.48)     ---           $14.56
1994(1)    $13.05       0.51         (0.91)          (0.54)        (0.01)   (0.55)    (12.10)(3)       ---
Class I Shares
1996       $14.57       0.60          0.89           (0.59)        (0.09)   (0.68)     ---           $15.38
1995(4)    $12.42       0.57          2.18           (0.57)        (0.03)   (0.60)     ---           $14.57



                                                                       Ratio
                                                                       of Net
                                                       Ratio of        Investment
                                                       Expenses        Income
                                        Ratio of       to Average      to Average
              Net Assets  Ratio of      Net Invest-    Net Assets      Net Assets
              End of      Expenses      ment Income    (Excluding Fee  (Excluding Fee     Portfolio      Average
  Total       Period      to Average    to Average     Waivers and     Waivers and        Turnover       Commission
  Return(a)   (000)       Net Assets    Net Assets     Reimbursements) Reimbursements)    Rate           Rate
  ---------   -----       ----------    ----------     --------------- ---------------    ---------      ----------
  9.26%     $5,736         1.93%          2.89%            2.07%          2.75%          63.41%        $0.05
 21.42%++   $2,175         1.92%+         3.89%+           2.12%+         3.70%+          8.23%++       ---
(3.13)%++     ---          1.21%+         4.10%+           2.17%+         3.14%+         28.69%++       ---

 10.43%     $1,501         0.93%          3.89%            1.19%          3.63%          63.41%        $0.05
 22.55%++   $1,294         0.77%+         5.12%+           1.22%+         4.66%+          8.23%++       ---

---------
(a) Total returns as presented to not include any applicable sales load or redemption charges.
(1) For the period February 8, 1994 (initial offering date of Class B Shares) through December 2, 1994. On December 2, 1994, the Fund terminated its offering of Class B Shares under the then-current sales load schedule and such shares converted to Class A Shares.
(2) For the period March 3, 1995 (re-offering date of Class B Shares) through December 31, 1995.
(3) On December 2, 1994, the Fund terminated the offering of Class B Shares under the then-current sales load schedule and such shares converted to Class A Shares.
(4) For the period March 3, 1995 (initial offering date of Class I Shares) through December 31, 1995.
 +   Annualized.
++   Not annualized.





                                  Net Real-
                                  ized and       Distri-      Distri-
           Net Asset              Unrealized     butions      butions
           Value       Net        Gains          from Net     from       Total       Net Asset
           Beginning   Investment (Losses) on    Investment   Realized   Distri-     Value End   Total
           of Period   Income     Investments    Income       Gains      butions     of Period   Return(a)
           ---------   ------     -----------    ----------   --------   -------     ---------   ---------
Managed Assets Balanced Fund
Class A Shares
1996       $11.24      0.35         1.06         (0.34)     (0.68)      (1.02)       $11.63       12.99%
1995       $ 9.53      0.35         1.83         (0.35)     (0.12)      (0.47)       $11.24       23.18%
1994       $10.00      0.28        (0.48)        (0.27)      ----       (0.27)       $ 9.53       (1.95)%
Class B Shares
1996(5)    $12.16      0.08         0.81         (0.07)     (0.17)      (0.24)       $12.81        7.30%++
Class I Shares
1996       $11.24      0.39         1.02         (0.38)     (0.68)      (1.06)       $11.59       13.04%
1995       $ 9.53      0.35         1.83         (0.35)     (0.12)      (0.47)       $11.24       23.18%
1994       $10.00      0.28        (0.48)        (0.27)      ----       (0.27)       $ 9.53       (1.95)%


                                                           Ratio
                                                           of Net
                                         Ratio of          Investment
                           Ratio of      Expenses          Income
                           Net           to Average        to Average
 Net Assets   Ratio of     Investment    Net Assets        Net Assets
  End of      Expenses     Income        (Excluding Fee    (Excluding Fee    Portfolio  Average
  Period      to Average   to Average    Waivers and       Waivers and       Turnover   Commission
  (000)       Net Assets   Net Assets    Reimbursements)   Reimbursements)   Rate       Rate
  -----       ----------   ----------    ---------------   ---------------   ---------  ----------
$ 26,775      1.09%         3.13%          1.16%              3.06%           50.50%     $0.07
$  9,986      0.91%         3.40%          1.09%              3.22%           31.76%     ----
$  8,168      0.85%         3.41%          1.56%              2.70%           37.49%     ----

$  1,890      1.96%+        1.35%+         2.03%+             1.28%+          50.50%     $0.07+

$101,596      0.94%         3.28%          1.01%              3.21%           50.05%     $0.07
$ 83,638      0.91%         3.40%          1.09%              3.22%           31.76%     ----
$ 45,999      0.85%         3.41%          1.56%              2.70%           37.49%     ----

---------
(a) Total returns as presented do not include any applicable sales load or redemption charges.
(5) For the period August 24, 1996 (initial offering date of Class B Shares) through December 31, 1996.
 +      Annualized.
++      Not annualized.






                                     Net Real-
                                     ized and       Distri-      Distri-
           Net Asset                 Unrealized     butions      butions
           Value         Net         Gains          from Net     from       Total       Net Asset
           Beginning     Investment  (Losses) on    Investment   Realized   Distri-     Value End    Total
           of Period     Income      Investments    Income       Gains      butions     of Period    Return(a)
           ---------     ----------  -----------    ----------   --------   -------     ---------    ---------
Managed Assets Growth Fund
Class A Shares
1997(7)       $10.08       0.05          (0.10)        (0.05)        --      (0.05)     $ 9.97       (2.12)%+
1996(6)       $10.00        --            0.08           --          --        --       $10.08        0.80%++
Class B Shares
1997(7)       $ 9.99       0.03          (0.12)        (0.05)        --      (0.05)     $ 9.86       (3.40)%+
1996(6)       $10.00         --          (0.01)          --          --        --       $ 9.99       (0.10)%++
Class I Shares
1997(7)       $10.13       0.09          (0.15)        (0.06)        --      (0.06)     $10.01       (2.40)%+
1996(6)       $10.00         --           0.13           --          --       --        $10.13        1.30%++



                                                         Ratio
                                                         of Net
                                       Ratio of          Investment
                           Ratio of    Expenses          Income
                           Net         to Average        to Average
 Net Assets   Ratio of     Investment  Net Assets        Net Assets
 End of       Expenses     Income      (Excluding Fee    (Excluding Fee   Portfolio     Average
 Period       to Average   to Average  Waivers and       Waivers and      Turnover      Commission
 (000)        Net Assets   Net Assets  Reimbursements)   Reimbursements)  Rate          Rate
 -----        ----------   ----------   ---------------  ---------------  ---------     ----------
  $825         1.20%+       4.31%+         1.71%+          3.80%+         0.00%         $0.00
  $ 75         1.20%+      (0.45)%+       (3.50)%+        (2.75)%+        0.00%         $0.00

  $736         1.95%+       4.33%+         2.46%+          3.82%+         0.00%         $0.00
  $ 17         1.95%+      (1.20)%+       (4.25)%+        (3.50)%+        0.00%         $0.00

  $622         0.95%+       4.33%+         1.46%+          3.82%+         0.00%         $0.00
  $594         0.95%+       0.20%+        (3.25)%+        (2.50)%+        0.00%         $0.00

---------
(a) Total returns as presented do not include any applicable sales load or redemption charges.
(6) For the period December 17, 1996 (commencement of operations) through December 31, 1996.
(7)     For the period  January 1, 1997 through March 31, 1997 (unaudited).
 +      Annualized.
++      Not annualized.




                                         Net                          Distri-
                                         Realized and   Distri-       butions        Distri-
             Net Asset                   Unrealized     butions       in Excess      butions
             Value         Net           Gains          from Net      of Net         from         Total      Net Asset
             Beginning     Investment    (Losses) on    Investment    Investment     Realized     Distri-    Value End
             of Period     Income        Investments    Income        Income         Gains        butions    of Period
             ---------     ----------    ------------   ----------    ----------     --------     -------    ---------
Equity Income Fund
Class A Shares
1996         $12.22          0.39             1.90       (0.38)          --          (0.84)       (1.22)       $13.29
1995(8)      $10.00          0.36             2.57       (0.36)       (0.01)         (0.34)       (0.71)       $12.22
Class B Shares
1996         $12.22          0.30             1.88       (0.28)          --          (0.84)       (1.12)       $13.28
1995(8)      $10.00          0.29             2.56       (0.29)          --          (0.34)       (0.63)       $12.22
Class I Shares
1996         $12.21          0.45             1.87       (0.44)          --          (0.84)       (1.28)       $13.25
1995(8)      $10.00          0.42             2.55       (0.42)          --          (0.34)       (0.76)       $12.21




                                                                         Ratio
                                                                         of Net
                                                        Ratio of         Investment
                                        Ratio of        Expenses         Income
                                        Net             to Average       to Average
              Net Assets  Ratio of      Investment      Net Assets       Net Assets
              End of      Expenses      Income          (Excluding Fee   (Excluding Fee   Portfolio     Average
Total         Period      to Average    to Average      Waivers and      Waivers and      Turnover      Commission
Return(a)     (000)       Net Assets    Net Assets      Reimbursements)  Reimbursements)  Rate          Rate
---------     ----------  ----------    ----------      ---------------  ---------------  ---------     ----------
 19.29%       $ 12,936     0.91%          3.29%            0.95%             3.25%        61.41%         $0.04
 29.78%++     $  2,873     1.11%+         3.33%+           1.44%+            2.99%+       44.07%++          --

 18.28%       $  1,885     1.66%          2.54%            1.81%             2.39%        61.41%         $0.04
 28.97%++     $    593     1.90%+         2.65%+           2.65%+            1.90%+       44.07%++          --

 19.58%       $314,649     0.66%          3.54%            0.74%             3.46%        61.41%         $0.04
 30.27%++     $283,927     0.65%+         4.08%+           0.77%+            3.96%+       44.07%++          --

---------
(a) Total returns as presented do not include any applicable sales load or redemption charges.
(8) For the period January 27, 1995 (commencement of operations) through December 31, 1995.
+       Annualized.
++      Not annualized.





                                    Net Real-
                                    ized and       Distri-        Distri-
           Net Asset                Unrealized     butions        butions
           Value         Net        Gains          from Net       from        Total     Net Asset
           Beginning    Investment  (Losses) on    Investment     Realized    Distri-   Value End   Total
           of Period    Income      Investments    Income         Gains       butions   of Period   Return(a)
           ---------    ------      -----------    ----------     --------    -------   ---------   ---------
Growth Fund
Class A Shares
1996         $11.97      0.05           1.04      (0.06)          (0.36)     (0.42)     $12.64      20.10%
1995(8)      $10.00      0.11           2.86      (0.11)          (0.89)     (1.00)     $11.97      29.98%++
Class B Shares
1996         $11.95     (0.02)          0.99         --           (0.36)     (0.36)     $12.56      19.04%
1995(8)      $10.00      0.06           2.84      (0.06)          (0.89)     (0.95)     $11.95      29.15%++
Class I Shares
1996         $11.97      0.09           1.02      (0.09)          (0.36)     (0.45)     $12.63      20.36%
1995(8)      $10.00      0.15           2.86      (0.15)          (0.89)     (1.04)     $11.97      30.38%++



                                                             Ratio
                                                             of Net
                                         Ratio of            Investment
                           Ratio of      Expenses            Income
                           Net           to Average          to Average
 Net Assets   Ratio of     Investment    Net Assets          Net Assets
 End of       Expenses     Income        (Excluding Fee      (Excluding Fee     Portfolio     Average
 Period       to Average   to Average    Waivers and         Waivers and        Turnover      Commission
  (000)       Net Assets   Net Assets    Reimbursements)     Reimbursements)    Rate          Rate
  ---------   ----------   ----------    ---------------     ---------------    ---------     ----------
$  23,273       1.04%        0.43%          1.07%               0.40%           61.95%        $0.02
$   4,329       1.21%+       0.86%+         1.39%+              0.68%+         106.02%++        --

$   1,094       1.79%       (0.32)%         1.89%              (0.42)%          61.95%        $0.02
$     268       2.04%+       0.02%+         2.60%+             (0.54)%+        106.02%++        --


$ 533,406       0.79%        0.68%          0.85%               0.62%           61.95%        $0.02
$ 293,944       0.80%+       1.46%+         0.92%+              1.34%+         106.02%++         --

---------
(a) Total returns as presented do not include any applicable sales load or redemption charges.
(8) For the period January 27, 1995 (commencement of operations) through December 31, 1995.
 +      Annualized.
++      Not annualized.


                                     Net                        Distri-
                                     Realized and  Distri-      butions      Distri-
           Net Asset                 Unrealized    butions      in Excess    butions
           Value         Net         Gains         from Net     of Net       from      Total       Net Asset
           Beginning     Investment  (Losses) on   Investment   Investment   Realized  Distri-     Value End
           of Period     Income      Investments   Income       Income       Gains     butions     of Period
           ---------     ----------  -----------   ----------   ----------   --------  -------     ---------

Small-Cap Opportunity  Fund
Class A Shares
1996       $12.20       (0.02)        3.02             --          --       (1.50)       (1.50)     $13.70
1995(8)    $10.00        0.02         2.45          (0.02)         --       (0.25)       (0.27)     $12.20
Class B Shares
1996       $12.12       (0.04)        3.00             --          --       (1.50)       (1.50)     $13.58
1995(8)    $10.00       (0.03)        2.40             --          --       (0.25)       (0.25)     $12.12
Class I Shares
1996       $12.19       (0.01)        3.13             --       (0.01)      (1.50)       (1.51)     $13.80
1995(8)    $10.00        0.06         2.44          (0.06)         --       (0.25)       (0.31)     $12.19


                                                                   Ratio
                                                                   of Net
                                                  Ratio of         Investment
                                     Ratio of     Expenses         Income
                                     Net          to Average       to Average
             Net Assets  Ratio of    Investment   Net Assets       Net Assets
             End of      Expenses    Income       (Excluding Fee   (Excluding Fee     Portfolio     Average
Total        Period      to Average  to Average   Waivers and      Waivers and        Turnover      Commission
Return(a)    (000)       Net Assets  Net Assets   Reimbursements)  Reimbursements)    Rate          Rate
---------    ----------  ----------  ----------   ---------------  ---------------    ---------     ----------
24.59%     $  6,697       1.13%        (0.29)%       1.24%       (0.40)%              93.82%       $0.05
24.80%++   $    672       1.25%+        0.19%+       2.56%+      (1.12)%+             38.89%++        --

24.42%     $    110       1.88%        (1.04)%       3.04%       (2.20)%              93.82%       $0.05
23.76%++   $     15       2.00%+       (0.51)%       9.52%+      (8.04)%+             38.89%++        --

25.63%     $125,840       0.88%        (0.04)%       1.02%       (0.18)%              93.82%       $0.05
25.08%++   $ 92,926       0.85%+        0.59%+       1.09%+       0.36%+              38.89%++        --


---------
(a) Total returns as presented do not include any applicable sales load or redemption charges.
(8) For the period January 27, 1995 (commencement of operations) through December 31, 1995.
 +      Annualized.
++      Not annualized.



                                    Net Real-
                                    ized and     Distri-     Distri-    Distribu-
           Net Asset                Unrealized   butions     butions    tions in
           Value         Net        Gains        from Net    from       Excess of  Tax
           Beginning     Investment (Losses) on  Investment  Realized   Realized   Return of
           of Period     Income     Investments  Income      Gains      Gains      Capital
           ---------     ---------- -----------  ----------  --------   --------   ---------
Mid-Cap Opportunity Fund
Class A Shares
1996      $15.15         0.02        3.74          (0.02)     (1.28)       --          --
1995      $13.34         0.06        2.57          (0.06)     (0.76)       --          --
1994      $14.49         0.07       (0.54)         (0.07)     (0.49)    (0.02)      (0.10)
1993      $12.37         0.10        2.87          (0.10)     (0.75)       --          --
1992(10)  $10.95         0.08        1.88          (0.08)     (0.46)       --          --
Class B Shares
1996(9)   $10.00           --        0.79          (0.01)     (1.21)       --          --
Class I Shares
1996      $15.15         0.04        3.74          (0.04)     (1.28)       --          --
1995      $13.34         0.06        2.57          (0.06)     (0.76)       --          --
1994      $14.49         0.07       (0.54)         (0.07)     (0.49)    (0.02)      (0.10)
1993      $12.37         0.10        2.87          (0.10)     (0.75)       --          --
1992      $10.40         0.11        2.43          (0.11)     (0.46)       --          --
1991(11)  $10.00         0.09        0.43          (0.09)     (0.03)       --          --



                                                               Ratio of
                                                               Net
                                     Net Assets   Ratio of     Investment
 Total      Net Asset                End of       Expenses     Income        Portfolio     Average
 Distri-    Value End   Total        Period       to Average   to Average    Turnover      Commission
 butions    of Period   Return(a)    (000)        Net Assets   Net Assets    Rate          Rate
 -------    ---------   ---------    ----------   ----------   ----------    ---------     ----------
 (1.30)     $17.61     24.91%        $ 91,516        0.93%        0.12%       34.87%        $0.04
 (0.82)     $15.15     19.88%        $ 71,858        0.89%        0.37%       53.55%           --
 (0.68)     $13.34     (3.27)%       $ 64,326        0.90%        0.53%       37.51%           --
 (0.85)     $14.49     24.01%        $ 53,977        0.86%        0.71%       33.99%           --
 (0.54)     $12.37     27.93%        $  5,111        0.85%+       1.05%+      34.44%+          --

 (1.22)     $ 9.57      7.94%++      $    154        1.81%+      (0.59)%+     34.87%        $0.04

 (1.32)     $17.61     25.03%        $677,608        0.81%        0.24%       34.87%        $0.04
 (0.82)     $15.15     19.88%        $579,094        0.89%        0.37%       53.55%           --
 (0.68)     $13.34     (3.27)%       $460,673        0.90%        0.53%       37.51%           --
 (0.85)     $14.49     24.01%        $311,688        0.86%        0.71%       33.99%           --
 (0.57)     $12.37     24.56%        $161,312        0.84%        1.09%       34.44%           --
 (0.12)     $10.40      8.92%+       $108,046        0.84%+       1.56%+       2.92%           --


---------
(a) Total returns as presented do not include any applicable sales load or redemption charges.
(9) For the period September 23, 1996 (initial offering date of Class B Shares) through December 31, 1996.
(10) For the period May 1, 1992 (initial offering date of Class A Shares) through December 31, 1992.
(11) For the period June 1, 1991 (commencement of operations) to December 31, 1991.
 +      Annualized.
++      Not annualized.


                                      Net Real-
                                      ized and       Distri-       Distri-
           Net Asset                  Unrealized     butions       butions
           Value         Net          Gains          from Net      from           Total
           Beginning     Investment   (Losses) on    Investment    Realized       Distri-
           of Period     Income       Investments    Income        Gains          butions
           ---------     ----------   -----------    ----------    --------       -------
Intrinsic Value Fund
 Class A Shares
1996      $11.89          0.28            2.50         (0.28)        (0.69)       (0.97)
1995      $10.48          0.29            2.24         (0.30)        (0.82)       (1.12)
1994      $11.05          0.31           (0.38)        (0.30)        (0.20)       (0.50)
1993      $10.40          0.29            1.23         (0.28)        (0.59)       (0.87)
1992(10)  $10.70          0.22            0.33         (0.21)        (0.64)       (0.85)
Class B Shares
1996(9)   $10.00          0.04            0.79         (0.06)        (0.59)       (0.65)
Class I Shares
1996      $11.89          0.29            2.51         (0.29)        (0.69)       (0.98)
1995      $10.48          0.29            2.24         (0.30)        (0.82)       (1.12)
1994      $11.05          0.31           (0.38)        (0.30)        (0.20)       (0.50)
1993      $10.40          0.29            1.23         (0.28)        (0.59)       (0.87)
1992      $ 9.89          0.29            1.14         (0.28)        (0.64)       (0.92)
1991(11)  $10.00          0.17           (0.02)        (0.17)        (0.09)       (0.26)




                                                  Ratio of
                                                  Net
                         Net Assets  Ratio of     Investment
 Net Asset               End of      Expenses     Income         Portfolio     Average
 Value End   Total       Period      to Average   to Average     Turnover      Commission
 of Period   Return(a)   (000)       Net Assets   Net Assets     Rate          Rate
 ---------   ---------   ----------  ----------   ----------     ---------     ----------
 $13.70      23.79%      $ 22,370      0.94%        2.16%         34.24%        $0.04
 $11.89      24.38%      $ 17,858      0.91%        2.49%         45.55%          --
 $10.48      (0.60)%     $ 15,730      0.91%        2.92%         58.62%          --
 $11.05      14.71%      $ 14,098      0.86%        2.67%         63.90%          --
 $10.40       6.82%      $  4,729      0.85%+       3.12%+        48.52%+         --

 $10.18       8.31%++    $    182      1.81%+       0.25%+        34.24%+       $0.04

 $13.71      23.99%      $357,360      0.83%        2.27%         34.24%        $0.04
 $11.89      24.38%      $238,027      0.91%        2.49%         45.55%          --
 $10.48      (0.60)%     $204,298      0.91%        2.92%         58.62%          --
 $11.05      14.71%      $178,457      0.86%        2.67%         63.90%          --
 $10.40      14.56%      $102,532      0.84%        2.78%         48.52%          --
 $ 9.89       2.70%+     $ 77,450      0.84%+       3.03%+         1.80%          --

---------
(a) Total returns as presented do not include any applicable sales load or redemption charges.
(9) For the period September 23, 1996 (initial offering date of Class B Shares) through December 31, 1996.
(10) For the period May 1, 1992 (initial offering date of Class A Shares) through December 31, 1992.
(11) For the period June 1, 1991 (commencement of operations) through December 31, 1991.
 +      Annualized.
++      Not annualized.

                                     Net Real-
                                     ized and       Distri-        Distri-      Distribu-
           Net Asset                 Unrealized     butions        butions      tions in
           Value         Net         Gains          from Net       from         Excess of     Tax
           Beginning     Investment  (Losses) on    Investment     Realized     Realized      Return of
           of Period     Income      Investments    Income         Gains        Gains         Capital
           ---------     ----------  -----------    ----------     --------     --------      ---------

Growth and Value Fund
Class A Shares
1996      $13.16         0.16           2.37         (0.16)         (1.41)        --             --
1995      $10.67         0.21           2.76         (0.22)         (0.26)        --             --
1994      $11.16         0.23          (0.17)        (0.21)         (0.30)     (0.01)         (0.03)
1993      $10.51         0.20           1.24         (0.20)         (0.59)        --             --
1992(10)  $10.16         0.17           0.45         (0.17)         (0.10)        --             --
Class B Shares
1996(9)   $10.00         0.01           0.62         (0.03)         (1.28)        --             --
Class I Shares
1996      $13.16         0.18           2.36         (0.17)         (1.41)        --             --
1995      $10.67         0.21           2.76         (0.22)         (0.26)        --             --
1994      $11.16         0.23          (0.17)        (0.21)         (0.30)     (0.01)         (0.03)
1993      $10.51         0.20           1.24         (0.20)         (0.59)        --             --
1992      $ 9.86         0.22           0.75         (0.22)         (0.10)        --             --
1991(11)  $10.00         0.14          (0.14)        (0.14)            --         --             --




                                                               Ratio of
                                                               Net
                                    Net Assets    Ratio of     Investment
Total     Net Asset                 End of        Expenses     Income        Portfolio    Average
Distri-   Value End    Total        Period        to Average   to Average    Turnover     Commission
butions   of Period   Return(a)     (000)         Net Assets   Net Assets    Rate         Rate
-------   ---------   ---------     ----------    ----------   ----------    ---------    ----------
 (1.57)     $14.12      19.24%       $ 59,027     0.91%         1.17%        43.21%       $0.04
 (0.48)     $13.16      28.04%       $ 49,872     0.84%         1.73%        26.80%          --
 (0.55)     $10.67       0.55%       $ 42,274     0.84%         2.07%        28.04%          --
 (0.79)     $11.16      13.79%       $ 29,467     0.83%         1.84%        42.31%          --
 (0.27)     $10.51       8.19%       $  4,338     0.83%+        2.49%+       16.28%+         --

 (1.31)      $9.32       6.10%++     $    183     1.80%+        0.25%+       43.21%+      $0.04

 (1.58)     $14.12      19.35%       $733,632     0.80%         1.28%        43.21%       $0.04
 (0.48)     $13.16      28.04%       $687,295     0.84%         1.73%        26.80%          --
 (0.55)     $10.67       0.55%       $529,097     0.84%         2.07%        28.04%          --
 (0.79)     $11.16      13.79%       $400,168     0.83%         1.84%        42.31%          --
 (0.32)     $10.51       9.87%       $283,007     0.83%         2.20%        16.28%          --
 (0.14)     $ 9.86       0.17%+      $238,086     0.85%+        2.65%+        0.94%          --

---------
(a) Total returns as presented do not include any applicable sales load or redemption charges.
(9) For the period September 23, 1996 (initial offering date of Class B Shares) through December 31, 1996.
(10) For the period May 1, 1992 (initial offering date of Class A Shares) through December 31, 1992.
(11) For the period June 1, 1991 (commencement of operations) through December 31, 1991.
 +      Annualized.
++      Not annualized.



                                   Net Real-
                                   ized and       Distri-      Distri-       Distri-
           Net Asset               Unrealized     butions      butions       butions in
           Value       Net         Gains          from Net     from          Excess of       Total
           Beginning   Investment  (Losses) on    Investment   Realized      Realized        Distri-
           of Period   Income      Investments    Income       Gains         Gains           butions
           ---------   ----------  -----------    ----------   --------      ----------      -------
Equity Index Fund
Class A Shares
1996     $14.15         0.30        2.85          (0.29)        (0.26)           --         (0.55)
1995     $10.65         0.30        3.65          (0.31)        (0.14)           --         (0.45)
1994     $11.15         0.31       (0.20)         (0.30)        (0.23)        (0.08)        (0.61)
1993     $10.52         0.28        0.75          (0.27)        (0.13)           --         (0.40)
1992(12) $10.00         0.12        0.52          (0.12)           --            --         (0.12)
Class B Shares
1996(9)  $10.00         0.05        0.76          (0.06)        (0.25)           --         (0.31)
Class I Shares
1996     $14.15         0.31        2.85          (0.30)        (0.26)           --         (0.56)
1995     $10.65         0.30        3.65          (0.31)        (0.14)           --         (0.45)
1994     $11.15         0.31       (0.20)         (0.30)        (0.23)        (0.08)        (0.61)
1993     $10.52         0.28        0.75          (0.27)        (0.13)           --         (0.40)
1992(12) $10.00         0.12        0.52          (0.12)           --            --         (0.12)


                                                 Ratio of
                                                 Net
                       Net Assets   Ratio of     Investment
Net Asset              End of       Expenses     Income        Portfolio     Average
Value End   Total      Period       to Average   to Average    Turnover      Commission
of Period   Return(a)  (000)        Net Assets   Net Assets    Rate          Rate
---------   ---------  ----------   ----------   ----------    ---------     ----------
$16.75      22.49%    $ 35,336       0.37%         1.89%       12.25%       $0.03
$14.15      37.35%    $  4,007       0.15%         2.39%       10.66%          --
$10.65       1.02%    $  1,197       0.17%         2.71%       24.15%          --
$11.15       9.77%    $    960       0.20%         2.59%       16.01%          --
$10.52      13.61%+   $    151       0.22%+        2.71%+       0.50%++        --

$10.50       8.09%++  $    113       1.29%+        0.57%+      12.25%+      $0.03

$16.75      22.58%    $834,368       0.21%         2.05%       12.25%       $0.03
$14.15      37.35%    $524,195       0.15%         2.39%       10.66%          --
$10.65       1.02%    $339,611       0.17%         2.71%       24.15%          --
$11.15       9.77%    $324,369       0.20%         2.59%       16.01%          --
$10.52      13.61%+   $241,907       0.22%+        2.71%+       0.50%++        --

---------
(a) Total returns as presented do not include any applicable sales load or redemption charges.
(9) For the period September 23, 1996 (initial offering date of Class B Shares) through December 31, 1996.
(12)    For the period July 10, 1992 (inception) through December 31, 1992.
 +      Annualized.
++      Not annualized.



                                     Net
                                     Realized and    Distri-
           Net Asset                 Unrealized      butions
           Value         Net         Gains           from Net      Total       Net Asset
           Beginning     Investment  (Losses) on     Investment    Distri-     Value End   Total
           of Period     Income      Investments     Income        butions     of Period   Return(a)
           ---------     ----------  -----------     ----------    -------     ---------   ---------
International Equity Fund
Class A Shares
1996       $11.05        0.10           0.72          (0.10)        (0.10)      $11.77      7.50%
1995       $10.01        0.10           1.05          (0.11)        (0.11)      $11.05     11.47%
Class B Shares
1996(5)    $10.84        0.04           0.24          (0.04)        (0.04)      $11.08      2.62%++
Class I Shares
1996       $11.05        0.11           0.74          (0.11)        (0.11)      $11.79      7.79%
1995       $10.01        0.10           1.05          (0.11)        (0.11)      $11.05     11.47%
1994(13)   $10.00        0.01            --            --           --          $10.01      1.26%+



                                     Ratio of         Ratio of Net
                        Ratio of     Expenses         Investment
                        Net          to Average       Income to Average
 Net Assets Ratio of    Investment   Net Assets       Net Assets
 End of     Expenses    Income       (Excluding Fee   (Excluding Fee     Portfolio     Average
 Period     to Average  to Average   Waivers and      Waivers and        Turnover      Commission
 (000)      Net Assets  Net Assets   Reimbursements)  Reimbursements)    Rate          Rate
 -----      ----------  ----------   ---------------  -----------------  ---------     ----------
 $ 10,836   1.23%        0.88%         1.23%             0.88%            6.37%         $0.07
 $    988   1.16%        1.43%         1.24%             1.35%            2.09%           --

 $  1,131   2.05%+       0.75%+        2.05%+            0.75%+           6.37%+        $0.07

 $389,997   1.10%        1.01%         1.10%             1.01%            6.37%         $0.07
 $106,300   1.16%        1.43%         1.24%             1.35%            2.09%           --
 $ 36,545   1.15%+       1.18%+        1.92%+            0.41%+           0.30%++         --

---------
(a) Total returns as presented do not include any applicable sales load or redemption charges.
(5) For the period August 24, 1996 (initial offering date of Class B Shares) through December 31, 1996.
(13) For the period December 3, 1994 (commencement of operations) through December 31, 1994.
 +      Annualized.
++      Not annualized.




                                      Net
                                      Realized and   Distri-       Distri-
           Net Asset                  Unrealized     butions       butions
           Value         Net          Gains          from Net      from       Total
           Beginning     Investment   (Losses) on    Investment    Realized   Distri-
           of Period     Income       Investments    Income        Gains      butions
           ---------     ----------   ------------   ----------    --------   -------
Intermediate Bond Fund
Class A Shares
1996      $10.37          0.64        (0.07)          (0.65)          --       (0.65)
1995      $ 9.21          0.59         1.16           (0.59)          --       (0.59)
1994      $10.41          0.56        (1.20)          (0.55)         (0.01)    (0.56)
1993      $10.28          0.59         0.26           (0.59)         (0.13)    (0.72)
1992(10)  $10.32          0.49         0.13           (0.49)         (0.17)    (0.66)
Class B Shares
1996(9)   $10.00          0.15         0.20           (0.15)          --       (0.15)
Class I Shares
1996      $10.37          0.64        (0.07)          (0.65)          --       (0.65)
1995      $ 9.21          0.59         1.16           (0.59)          --       (0.59)
1994      $10.41          0.56        (1.20)          (0.55)         (0.01)    (0.56)
1993      $10.28          0.59         0.26           (0.59)         (0.13)    (0.72)
1992      $10.55          0.71        (0.10)          (0.71)         (0.17)    (0.88)
1991(11)  $10.00          0.40         0.57           (0.40)         (0.02)    (0.42)


                                                    Ratio of
                                                    Net
                          Net Assets   Ratio of     Investment
Net Asset                 End of       Expenses     Income         Portfolio
Value End      Total      Period       to Average   to Average     Turnover
of Period      Return(a)  (000)        Net Assets   Net Assets     Rate
---------      ---------  ----------   ----------   ----------     ---------
$10.29          5.65%       $ 18,324      0.79%        6.17%         31.62%
$10.37         19.48%       $ 11,654      0.73%        5.98%         36.47%
$ 9.21         (6.31)%      $ 11,983      0.74%        5.73%         54.60%
$10.41          8.41%       $ 16,491      0.74%        5.44%         92.80%
$10.28         11.17%+      $  4,509      0.75%+       7.04%+        56.30%+

$10.20          3.50%++     $    122      1.60%+       1.52%+        31.62%

$10.29          5.78        $395,105      0.67%        6.29%         31.62%
$10.37         19.48%       $393,656      0.73%        5.98%         36.47%
$ 9.21         (6.31)%      $381,036      0.74%        5.73%         54.60%
$10.41          8.41%       $413,299      0.74%        5.44%         92.80%
$10.28          6.00%       $215,923      0.74%        6.91%         56.30%
$10.55         16.62%+      $130,367      0.75%+       6.59%+         7.38%

---------
(a) Total returns as presented do not include any applicable sales load or redemption charges.
(9) For the period September 23, 1996 (initial offering date of Class B Shares) through December 31, 1996.
(10) For the period May 1, 1992 (initial offering date of Class A Shares) through December 31, 1992.
(11) For the period June 1, 1991 (commencement of operations) through December 31, 1991.
 +      Annualized.
++      Not annualized.


                                     Net Real-
                                     ized and       Distri-      Distri-
           Net Asset                 Unrealized     butions      butions
           Value         Net         Gains          from Net     from      Total
           Beginning     Investment  (Losses) on    Investment   Realized  Distri-
           of Period     Income      Investments    Income       Gains     butions
           ---------     ----------  -----------    ----------   --------  -------
Bond Fund
Class A Shares
1996        $10.45       0.67         (0.18)         (0.67)        --       (0.67)
1995        $ 9.01       0.63          1.45          (0.64)        --       (0.64)
1994        $10.32       0.61         (1.31)         (0.59)       (0.02)    (0.61)
1993        $10.25       0.76          0.38          (0.76)       (0.31)    (1.07)
1992(10)    $10.23       0.56          0.15          (0.56)       (0.13)    (0.69)
Class B Shares
1996(5)     $10.00       0.21          0.27          (0.21)        --       (0.21)
Class I Shares
1996        $10.45       0.68         (0.18)         (0.68)        --       (0.68)
1995        $ 9.01       0.63          1.45          (0.64)        --       (0.64)
1994        $10.32       0.61         (1.31)         (0.59)       (0.02)    (0.61)
1993        $10.25       0.76          0.38          (0.76)       (0.31)    (1.07)
1992        $10.55       0.83         (0.17)         (0.83)       (0.13)    (0.96)
1991(11)    $10.00       0.51          0.57          (0.51)       (0.02)    (0.53)



                                                 Ratio of
                                                 Net
                         Net Assets  Ratio of    Investment
 Net Asset               End of      Expenses    Income         Portfolio
 Value End  Total        Period      to Average  to Average     Turnover
 of Period  Return(a)    (000)       Net Assets  Net Assets     Rate
 ---------  ---------    ----------  ----------  ----------     ---------
$10.27       4.98%       $ 46,977    0.78%         6.59%          24.92%
$10.45      23.75%       $ 31,714    0.74%         6.39%          41.91%
$ 9.01      (6.99)%      $ 32,053    0.74%         6.36%          75.67%
$10.32      11.39%       $ 45,410    0.73%         7.20%         111.52%
$10.25       9.59%+      $  9,392    0.74%+        8.12%+         90.45%+

$10.27       4.81%++     $    280    1.59%+        3.01%+         24.92%+

$10.27       5.08%       $757,627    0.66%         6.71%          24.92%
$10.45      23.75%       $485,851    0.74%         6.39%          41.91%
$ 9.01      (6.99)%      $395,116    0.74%         6.36%          75.67%
$10.32      11.39%       $455,786    0.73%         7.20%         111.52%
$10.25       6.56%       $312,366    0.73%         8.08%          90.45%
$10.55      18.45%+      $237,673    0.75%+        8.44%+          8.19%

---------
(a) Total returns as presented do not include any applicable sales load or redemption charges.
(5) For the period August 24, 1996 (initial offering date of Class B Shares) through December 31, 1996.
(10) For the period May 1, 1992 (initial offering date of Class A Shares) through December 31, 1992.
(11) For the period June 1, 1991 (commencement of operations) through December 31, 1991.
 +      Annualized.
++      Not annualized.




                                   Net
                                   Realized and  Distri-      Distri-
           Net Asset               Unrealized    butions      butions
           Value       Net         Gains         from Net     from        Total     Net Asset
           Beginning   Investment (Losses) on    Investment   Realized    Distri-   Value End
           of Period   Income      Investments   Income       Gains       butions   of Period
           ---------   ----------  -----------   ----------   --------    -------   ---------
Short Bond Fund
Class A Shares
1996        $10.23       0.55       (0.10)        (0.55)       (0.02)      (0.57)     $10.11
1995        $ 9.84       0.58        0.39         (0.58)        --         (0.58)     $10.23
1994(14)    $10.00       0.17       (0.16)        (0.17)        --         (0.17)     $ 9.84
Class B Shares
1996(9)     $10.00       0.12        0.04         (0.12)       (0.02)      (0.14)     $10.02
Class I Shares
1996        $10.23       0.55       (0.10)        (0.55)       (0.02)      (0.57)     $10.11
1995        $ 9.84       0.58        0.39         (0.58)        --         (0.58)     $10.23
1994(14)    $10.00       0.17       (0.16)        (0.17)        --         (0.17)     $ 9.84



                                                                     Ratio
                                                                     of Net
                                                   Ratio of          Investment
                                     Ratio of      Expenses          Income
                                     Net           to Average        to Average
           Net Assets   Ratio of     Investment    Net Assets        Net Assets
           End of       Expenses     Income        (Excluding Fee    (Excluding Fee   Portfolio
Total      Period       to Average   to Average    Waivers and       Waivers and      Turnover
Return(a)  (000)        Net Assets   Net Assets   Reimbursements)    Reimbursements)  Rate
---------  ----------   ----------   ----------   ---------------    ---------------  ---------
 4.45%    $  1,033        0.80%      5.35%            0.82%             5.33%         109.58%
10.07%    $    766        0.75%      5.74%            0.81%             5.68%          30.94%
 0.21%+   $    308        0.75%+     5.92%+           0.93%+            5.74%+         10.20%++

 2.04%++  $     56        1.57%+     1.47%+           1.59%+            1.45%+        109.58%+

 4.56%    $171,427        0.70%      5.45%            0.72%             5.43%         109.58%
10.07%    $162,571        0.75%      5.74%            0.81%             5.68%          30.94%
 0.21%+   $ 63,931        0.75%+     5.92%+           0.93%+            5.74%+         10.20%++

---------
(a) Total returns as presented do not include any applicable sales load or redemption charges.
(9) For the period September 23, 1996 (initial offering date of Class B Shares) through December 31, 1996.
(14) For the period September 17, 1994 (commencement of operations) through December 31, 1994.
 +      Annualized.
++      Not annualized.


                                       Net
                                       Realized and    Distri-       Distri-
           Net Asset                   Unrealized      butions       butions
           Value         Net           Gains           from Net      from       Total    Conversion
           Beginning     Investment    (Losses) on     Investment    Realized   Distri-  to Class A
           of Period     Income        Investments     Income        Gains      butions  Shares
           ---------     ----------    -----------     ----------    --------   -------  ----------
Income Fund
Class A Shares
1996       $ 8.18          0.41          (0.25)        (0.40)        (0.10)       (0.50)    --
1995(15)   $ 7.68          0.44           0.72         (0.44)        (0.22)       (0.66)    --
1995       $ 8.25          0.52          (0.57)        (0.52)          --         (0.52)    --
1994(16)   $ 8.36          0.47          (0.09)        (0.47)        (0.02)       (0.49)    --
Class B Shares
1996       $ 8.18          0.45          (0.23)        (0.45)        (0.10)       (0.55)    --
1995(17)   $ 8.13          0.24           0.27         (0.24)        (0.22)       (0.46)    --
1994(18)   $ 8.16          0.40          (0.55)        (0.40)          --         (0.40)  (7.61)(19)
Class I Shares
1996       $ 8.18          0.46          (0.24)        (0.45)        (0.10)       (0.55)    --
1995(15)   $ 7.68          0.47           0.72         (0.47)        (0.22)       (0.69)    --
1995       $ 8.25          0.52          (0.57)        (0.52)          --         (0.52)    --
1994(16)   $ 8.36          0.47          (0.09)        (0.47)        (0.02)       (0.49)    --


                                                                                  Ratio
                                                                                  of Net
                                                                 Ratio of         Investment
                                                    Ratio of     Expenses         Income
                                                    Net          to Average       to Average
                          Net Assets   Ratio of     Investment   Net Assets       Net Assets
 Net Asset                End of       Expenses     Income       (Excluding Fee   (Excluding Fee    Portfolio
 Value End   Total        Period       to Average   to Average   Waivers and      Waivers and       Turnover
 of Period   Return(a)    (000)        Net Assets   Net Assets   Reimbursements)  Reimbursements)   Rate
 ---------   ---------    ----------   ----------   ----------   ---------------  ---------------   ---------
 $ 7.84        2.75%       $  8,798       0.84%        5.75%          0.90%          5.69%           103.93%
 $ 8.18       15.55%++     $  6,095       0.94%+       5.72%+         1.15%+         5.51%+          173.26%++
 $ 7.68       (0.45)%      $     69       0.04%        6.70%          2.78%          3.96%            71.65%
 $ 8.25        5.16%+      $     65         --         5.96%+         3.67%+         2.29%+           26.54%++

 $ 7.85        2.09%       $    502       1.58%        5.01%          1.67%          4.92%           103.93%
 $ 8.18        6.41%++     $    259       1.60%+       5.00%+         1.78%+         4.83%+          173.26%++
  ---         (1.82)%++        --         0.00%        6.48%+         2.58%+         3.90%+           71.65%++

 $ 7.85        3.14%       $187,112       0.57%        6.02%          0.66%          5.93%           103.93%
 $ 8.18       15.90%++     $191,930       0.55%+       6.34%+         0.67%+         6.22%+          173.26%++
 $ 7.68       (0.48)%      $  7,101       0.04%        6.70%          2.78%          3.96%            71.65%
 $ 8.25        5.16%++     $  5,128       0.00%        6.21%+         2.64%+         3.57%+           26.54%++

---------
(a) Total returns as presented do not include any applicable sales load or redemption charges.
(15) For the period February 1, 1995 through December 31, 1995. Effective February 1, 1995, the Fund changed its fiscal year end from January 31 to December 31.
(16) For the period March 5, 1993 (commencement of operations) through January 31, 1994.
(17) For the period May 31, 1995 (re-offering date of Class B Shares) through December 31, 1995. Effective February 1, 1995, the Fund changed its fiscal year end from January 31 to December 31.
(18) For the period February 8, 1994 (initial offering date of Class B Shares) through December 2, 1994. On December 2, 1994, the Fund terminated its offering of Class B Shares and such shares converted to Class A Shares.
(19) On December 2, 1994, the Fund terminated the offering of Class B Shares under the then-current sales load schedule and such shares converted to Class A Shares.
 +    Annualized.
++    Not annualized.






                                    Net                           Distri-
                                    Realized and     Distri-      butions       Distri-
           Net Asset                Unrealized       butions      in Excess     butions
           Value        Net         Gains            from Net     of Net        from        Total
           Beginning    Investment  (Losses) on      Investment   Investment    Realized    Distri-
           of Period    Income      Investments      Income       Income        Gains       butions
           ---------    ----------  ------------     ----------   ----------    --------    -------
International Bond Fund
Class A Shares

1996       $10.75       0.54            0.04           (0.54)        --           --        (0.54)
1995(8)    $10.00       0.98            1.10           (0.98)       (0.01)      (0.34)      (1.33)
Class B Shares
1996       $10.81       0.47            0.06           (0.47)        --           --        (0.47)
1995(8)    $10.00       0.91            1.16           (0.91)       (0.01)      (0.34)      (1.26)
Class I Shares
1996       $10.81       0.59            0.04           (0.59)        --           --        (0.59)
1995(8)    $10.00       1.02            1.16           (1.02)       (0.01)      (0.34)      (1.37)





                                                                                Ratio
                                                                                of Net
                                                                Ratio of        Investment
                                                  Ratio of      Expenses        Income
                                                  Net           to Average      to Average
                        Net Assets  Ratio of      Investment    Net Assets      Net Assets
  Net Asset             End of      Expenses      Income        (Excluding Fee  (Excluding Fee     Portfolio
  Value End   Total     Period      to Average    to Average    Waivers and      Waivers and       Turnover
  of Period   Return(a) (000)       Net Assets    Net Assets    Reimbursements)  Reimbursements)   Rate
  ---------   --------- ----------  ----------    ----------    ---------------  ---------------   ---------
   $10.79     5.62%      $ 2,006        1.15%         4.74%          1.94%           3.95%          97.82%
   $10.75    21.10%++    $   487        1.33%+        4.91%+         3.65%+          2.59%+         48.03%++

   $10.87     5.01%      $    46        1.90%         3.99%          4.08%           1.81%          97.82%
   $10.81    20.90%++    $     4        2.03%+        4.39%+         8.69%+         (2.28)%+        48.03%++

   $10.85     5.99%      $53,845        0.90%         4.99%          1.40%           4.49%          97.82%
   $10.81    22.13%++    $14,504        0.95%+        5.71%+         1.93%+          4.73%+         48.03%++

---------
(a) Total returns as presented do not include any applicable sales load or redemption charges.
(8) For the period January 27, 1995 (commencement of operations) through December 31, 1995.
 +    Annualized.
++    Not annualized.






                                       Net
                                       Realized and   Distri-        Distri-    Distri-
           Net Asset                   Unrealized     butions        butions    butions in
           Value          Net          Gains          from Net       from       Excess of
           Beginning      Investment   (Losses) on    Investment     Realized   Realized
           of Period      Income       Investments    Income         Gains      Gains
           ---------      ----------   -----------    ----------     --------   ----------

Municipal Bond Fund
Class A Shares
1996          $12.64        0.59         (0.18)         (0.58)        (0.01)      (0.10)
1995(20)      $12.06        0.48          0.82          (0.48)        (0.24)        --
1995          $12.13        0.60         (0.07)         (0.60)          --          --
1994          $13.25        0.63         (0.15)         (0.63)        (0.96)      (0.01)
1993          $12.49        0.70          1.01          (0.70)        (0.25)        --
1992          $12.10        0.76          0.47          (0.76)        (0.08)        --
1991          $11.77        0.81          0.33          (0.81)          --          --
1990          $11.82        0.81          0.28          (0.81)        (0.33)        --
1989(25)      $11.94        0.89         (0.12)         (0.89)          --          --



                                                                                              Ratio
                                                                                              of Net
                                                                             Ratio of         Investment
                                                               Ratio of      Expenses         Income
                                                               Net           to Average       to Average
                                     Net Assets  Ratio of      Investment    Net Assets       Net Assets
 Total      Net Asset                 End of     Expenses      Income        (Excluding Fee   (Excluding Fee    Portfolio
 Distri-    Value End    Total        Period     to Average    to Average    Waivers and      Waivers and       Turnover
 butions    of Period    Return(a)    (000)      Net Assets    Net Assets    Reimbursements)  Reimbursements)   Rate
 -------    ---------    ---------    ---------  ----------    ----------    ---------------  ---------------   ---------
  (0.69)    $12.36      3.36%        $29,352      0.83%        4.54%           0.89%           4.48%             64.51%
  (0.72)    $12.64     10.95%++      $ 7,426      0.89%+       4.57%+          1.04%+          4.43%+            69.31%++
  (0.60)    $12.06      4.45%        $ 6,840      1.98%        5.09%           3.89%           3.18%             60.78%
  (1.60)    $12.13      3.70%        $ 9,234      0.00%        4.85%           1.44%           3.41%            175.06%
  (0.95)    $13.25     14.37%        $11,290      0.00%        5.49%           1.59%           3.90%             88.53%
  (0.84)    $12.49     10.50%        $ 6,591      0.00%        5.99%           2.75%           3.24%             66.28%
  (0.81)    $12.10     10.13%        $ 2,244      0.00%        6.87%           2.75%           4.12%             32.40%
  (1.14)    $11.77      9.39%        $ 1,192      0.00%        6.60%           2.75%           3.85%             85.07%
  (0.89)    $11.82      6.82%+       $   673      0.00%        7.46%+          2.25%+          5.21%+            36.19%++

---------
(a) Total returns as presented do not include any applicable sales load or redemption charges.
(20) For the period March 1, 1995 through December 31, 1995. Effective March 1, 1995, the Fund changed its fiscal year end from February 28 to December 31.
(25)  From March 1, 1988 (commencement of operations) to February 28, 1989.
 +    Annualized.
++    Not annualized.


                                   Net
                                   Realized and  Distri-       Distri-     Distri-
           Net Asset               Unrealized    butions       butions     butions in
           Value       Net         Gains         from Net      from        Excess of    Total      Conversion
           Beginning   Investment  (Losses) on   Investment    Realized    Realized     Distri-    to Class A
           of Period   Income      Investments   Income        Gains       Gains        butions    Shares of
           ---------   ----------  -----------   ----------    --------    ----------   -------    ----------
Municipal Bond Fund (continued)
Class B Shares
1996       $12.65      0.52          (0.21)      (0.49)       (0.01)        (0.10)        (0.60)      --
1995(21)   $12.17      0.34           0.72       (0.34)       (0.24)          --          (0.58)      --
1994(22)   $12.14      0.41          (0.70)      (0.41)         --            --          (0.41)    (11.44)(3)
1994(22)   $12.37      0.03          (0.23)      (0.03)         --            --          (0.03)      --
Class I Shares
1996       $12.63      0.65          (0.20)      (0.61)       (0.01)        (0.10)        (0.72)      --
1995(20)   $12.06      0.52           0.81       (0.52)       (0.24)          --          (0.76)      --
1995(24)   $12.06      0.05            --        (0.05)         --            --          (0.05)      --



                                                                   Ratio             Ratio of
                                                                   of Expenses       Net Investment
                                                    Ratio of Net   to Average        Income to Average
                         Net Assets   Ratio of      Investment     Net Assets        Net Assets
 Net Asset               End of       Expenses      Income         (Excluding Fee    (Excluding Fee       Portfolio
 Value End    Total      Period       to Average    to Average     Waivers and       Waivers and          Turnover
 Period       Return(a)  (000)        Net Assets    Net Assets     Reimbursements)   Reimbursements)      Rate
 ---------    ---------  ----------   ----------    ------------   ---------------   -----------------    ---------
 $12.36        2.56%      $    672    1.58%           3.79%           1.70%              3.67%              64.51%
 $12.65        8.81%++    $    238    1.66%+          3.61%+          2.04%+             3.23%+             69.31%++
   ---        (4.30)%++       --      3.18%+          4.51%+          5.85%+             1.84%+             60.78%++
 $12.14       (1.64)%++   $      2    0.50%+          4.10%+          2.91%+             1.69%+            175.06%++

 $12.36        3.76%      $338,104    0.58%           4.79%           0.68%              4.69%              64.51%
 $12.63       11.20%++    $240,160    0.54%+          4.95%+          0.67%+             4.81%+             69.31%++
 $12.06        0.39%++    $220,143    0.65%+          5.45%+          0.79%+             5.31%+             60.78%++

---------
(a) Total returns as presented do not include any applicable sales load or redemption charges.
(3) On December 2, 1994, the Fund terminated its offering of Class B Shares under the then-current sales load schedule and such shares converted to Class A Shares.
(20) For the period March 1, 1995 through December 31, 1995. Effective March 1, 1995, the Fund changed its fiscal year end from February 28 to December 31.
(21) For the period April 4, 1995 (re-offering date of Class B Shares) through December 31, 1995. Effective March 1, 1995, the Fund changed its fiscal year end from February 28 to December 31.
(22) For the period March 1, 1994 through December 2, 1994. On December 2, 1994, the Fund terminated its offering of Class B Shares and such shares converted to Class A Shares.
(23) For the period February 8, 1994 (initial offering date of Class B Shares) through February 28, 1994.
(24) For the period February 1, 1995 (initial offering date of Class I Shares) to February 28, 1995.
 +    Annualized.
++    Not annualized.






                                      Net
                                      Realized and   Distri-        Distri-
           Net Asset                  Unrealized     butions        butions
           Value           Net        Gains          from Net       from            Total       Net Asset
           Beginning       Investment (Losses) on    Investment     Realized        Distri-     Value End
           of Period       Income     Investments    Income         Gains           butions     of Period
           ---------       ---------- -----------    ----------     --------        -------     ---------
Intermediate Municipal Bond Fund
Class A Shares
1996          $12.25         0.53       (0.09)        (0.51)          (0.08)         (0.59)       $12.10
1995(20)      $11.79         0.44        0.56         (0.44)          (0.10)         (0.54)       $12.25
1995          $12.18         0.55       (0.36)        (0.55)          (0.03)         (0.58)       $11.79
1994          $12.79         0.61        0.01         (0.61)          (0.62)         (1.23)       $12.18
1993          $12.25         0.64        0.68         (0.64)          (0.14)         (0.78)       $12.79
1992          $11.95         0.76        0.37         (0.76)          (0.07)         (0.83)       $12.25
1991          $11.65         0.80        0.31         (0.80)          (0.01)         (0.81)       $11.95
1990          $11.43         0.78        0.22         (0.78)            --           (0.78)       $11.65
1989(25)      $11.46         0.79       (0.03)        (0.79)            --           (0.79)       $11.43


                                                                              Ratio
                                                                              of Net
                                                         Ratio of             Investment
                                         Ratio of        Expenses             Income
                                         Net             to Average           to Average
              Net Assets    Ratio of     Investment      Net Assets           Net Assets
              End of        Expenses     Income          (Excluding Fee       (Excluding Fee     Portfolio
 Total        Period        to Average   to Average      Waivers and          Waivers and        Turnover
 Return(a)    (000)         Net Assets   Net Assets      Reimbursements)      Reimbursements)    Rate
 ---------    ----------    ----------   ----------      ---------------      ---------------    ---------
 3.69%       $ 19,049          0.83%        4.37%             0.88%                4.32%         52.95%
 8.58%++     $ 17,777          0.83%+       4.30%+            0.97%+               4.16%+        44.75%++
 1.64%       $ 17,243          0.29%        4.73%             1.38%                3.64%        128.02%
 4.94%       $ 28,826          0.06%        4.78%             1.27%                3.57%        167.95%
11.26%       $ 27,885          0.00%        5.16%             1.31%                3.85%         63.67%
 9.78%       $ 18,310          0.00%        6.15%             1.72%                4.43%         86.91%
 9.94%       $  7,251          0.00%        6.76%             2.75%                4.01%         12.22%
 9.00%       $  4,582          0.00%        6.62%             2.75%                3.87%         46.68%
 6.82%+      $  2,593          0.00%        6.83%+            2.25%+               4.58%+       101.17%++

---------
(a) Total returns as presented do not include any applicable sales load or redemption charges.
(20) For the period March 1, 1995 through December 31, 1995. Effective March 1, 1995, the Fund changed its fiscal year end from February 28 to December 31.
(25) For the period March 1, 1988 (commencement of operations) through February 28, 1989.
 +    Annualized.
++    Not annualized.


                                   Net
                                   Realized and  Distri-      Distri-
         Net Asset                 Unrealized    butions      butions
         Value         Net         Gains         from Net     from       Total     Conversion
         Beginning     Investment  (Losses) on   Investment   Realized   Distri-   to Class A
         of Period     Income      Investments   Income       Gains      butions   Shares
         ---------     ----------  -----------   ----------   --------   -------   ----------
Intermediate Municipal Bond Fund (continued)
Class B Shares
1996      $12.25       0.44         (0.09)         (0.42)      (0.08)    (0.50)        --
1995(20)  $11.80       0.37          0.55          (0.37)      (0.10)    (0.47)        --
1995(26)  $11.57       0.04          0.23          (0.04)        --      (0.04)        --
1994(22)  $12.18       0.37         (0.72)         (0.37)      (0.03)    (0.40)      (11.43)(22)
1994(23)  $12.32       0.03         (0.14)         (0.03)        --      (0.03)        --
Class I Shares
1996      $12.25       0.56         (0.08)         (0.54)      (0.08)    (0.62)        --
1995(20)  $11.80       0.47          0.55          (0.47)      (0.10)    (0.57)        --
1995(24)  $11.57       0.04          0.23          (0.04)        --      (0.04)        --



                                                                               Ratio
                                                                               of Net
                                                             Ratio of          Investment
                                                Ratio of     Expenses          Income
                                                Net          to Average        to Average
                        Net Assets   Ratio of   Investment   Net Assets        Net Assets
Net Asset               End of       Income     Income       (Excluding Fee    (Excluding Fee     Portfolio
Value End   Total       Period       to Average to Average   Waivers and       Waivers and        Turnover
of Period   Return(a)   (000)        Net Assets Net Assets   Reimbursements)   Reimbursements)    Rate
---------   ---------   ----------   ---------- ----------   ---------------   ---------------    ---------
$12.10        2.90%       $    611      1.58%     3.62%        1.68%             3.52%              52.95%
$12.25        7.75%++     $    341      1.71%+    3.36%+       2.01%+            3.06%+             44.75%++
$11.80        2.30%++     $      6      1.36%+    3.72%+       1.64%+            3.44%+            128.02%++
  --         (2.98)%++      --          0.76%+    4.03%+       2.00%+            2.79%+            128.02%++
$12.18       (0.93)%++    $     12      0.75%+    1.68%+       3.00%+           (0.57)%+           167.95%++
$12.11        4.05%       $373,970      0.58%     4.62%        0.64%             4.56%              52.95%
$12.25        8.76%++     $373,753      0.55%+    4.78%+       0.68%+            4.65%+             44.75%++
$11.80        2.37%++     $365,801      0.50%+    4.79%+       0.60%+            4.69%+            128.02%++

---------
(a) Total returns as presented do not include any applicable sales load or redemption charges.
(20) For the period March 1, 1995 through December 31, 1995. Effective March 1, 1995, the Fund changed its fiscal year end from February 28 to December 31.
(22) For the period March 1, 1994 through December 2, 1994. On December 2, 1994, the Fund terminated its offering of Class B Shares and such shares converted to Class A Shares.
(23) For the period February 8, 1994 (initial offering date of Class B Shares) through February 28, 1994.
(24) For the period February 1, 1995 (initial offering date of Class I Shares) through February 28, 1995.
(26) For the period January 30, 1995 (re-offering date of Class B Shares) through February 28, 1995.
 +   Annualized.
++   Not annualized.



                                     Net
                                     Realized and   Distri-      Distri-
           Net Asset                 Unrealized     butions      butions
           Value         Net         Gains          from Net     from        Total        Net Asset
           Beginning     Investment  (Losses) on    Investment   Realized    Distri-      Value End
           of Period     Income      Investments    Income       Gains       butions      of Period
           ---------     ----------  -----------    ----------   --------    -------      ---------
Michigan Municipal Bond Fund
Class A Shares
1996       $10.60         0.48         (0.14)          (0.46)        --      (0.46)         $10.48
1995       $ 9.54         0.48          1.06           (0.48)        --      (0.48)         $10.60
1994       $10.60         0.50         (1.06)          (0.50)        --      (0.50)         $ 9.54
1993(27)   $10.00         0.44          0.59           (0.43)        --      (0.43)         $10.60
Class B Shares
1996(9)    $10.00         0.07          0.17           (0.06)        --      (0.06)         $10.18
Class I Shares
1996       $10.60         0.49         (0.14)          (0.47)        --      (0.47)         $10.48
1995       $ 9.54         0.48          1.06           (0.48)        --      (0.48)         $10.60
1994       $10.60         0.50         (1.06)          (0.50)        --      (0.50)         $ 9.54
1993(27)   $10.00         0.44          0.59           (0.43)        --      (0.43)         $10.60



                                                                         Ratio
                                                                         of Net
                                                        Ratio of         Investment
                                          Ratio of      Expenses         Income
                                          Net           to Average       to Average
             Net Assets    Ratio of       Investment    Net Assets       Net Assets
             End of        Expenses       Income        (Excluding Fee   (Excluding Fee     Portfolio
 Total       Period        to Average     to Average    Waivers and      Waivers and        Turnover
 Return(a)   (000)         Net Assets     Net Assets    Reimbursements)  Reimbursements)    Rate
 ---------   ----------    ----------     ----------    ---------------  ---------------    ---------
   3.32%     $ 18,575         0.88%        4.57%            0.96%          4.49%              24.49%
  16.49%     $ 21,034         0.79%        4.71%            1.04%          4.46%              26.97%
  (5.42)%    $ 21,106         0.53%        5.01%            1.05%          4.49%              25.93%
  11.50%+    $ 26,342         0.19%+       5.12%+           1.21%+         4.10%+             41.70%++

   2.45%++   $    110         1.69%+       2.01%+           1.77%+         1.93%+             24.49%+

   3.44%     $ 41,909         0.77%        4.68%            0.85%          4.60%              24.49%
  16.49%     $ 32,419         0.79%        4.71%            1.04%          4.46%              26.97%
  (5.42)%    $ 24,157         0.53%        5.01%            1.05%          4.49%              25.93%
  11.50%+    $ 15,772         0.19%+       5.12%+           1.21%+         4.10%+             41.70%++

---------
(a) Total returns as presented do not include any applicable sales load or redemption charges.
(9) For the period September 23, 1996 (initial offering date of Class B Shares) through December 31, 1996.
(27) For the period February 1, 1993 (commencement of operations) through December 31, 1993.
 +   Annualized.
++   Not Annualized.

                           DESCRIPTION OF THE FUNDS

                                   General


               The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently consists of twenty-six investment portfolios, each of which consists of a separate pool of assets with separate investment objectives and policies. This Prospectus, however, contains only nineteen portfolios. Under the 1940 Act, each Fund is classified as a diversified investment portfolio (a "Diversified Fund") except for the International Equity, International Bond, Municipal Bond, Intermediate Municipal Bond and Michigan Municipal Bond Funds, which are each classified as a non-diversified portfolio (the "Non-Diversified Funds").


                      Investment Objectives and Policies

               The investment objective of a Fund may not be changed without approval of the holders of a majority (as defined in the 1940 Act) of such Fund's outstanding voting securities. See "General Information." Except as noted below under "Investment Limitations," a Fund's investment policies may be changed without a vote of shareholders. There can be no assurance that a Fund will achieve its objective. The following section should be read in conjunction with "Risk Factors" below and the description of investments in which the Funds may invest, as set forth in "Supplemental Information."

Asset Allocation Funds


               In order to achieve its investment objective, each Asset Allocation Fund will typically invest in the Underlying Funds within a predetermined target asset allocation range, as set forth below. The target asset allocation reflects the extent to which each Asset Allocation Fund will invest in a particular market segment, and the varying degrees of potential investment risk and reward represented by the Fund's investments in those market segments and their corresponding Underlying Funds. The Investment Adviser may alter the target asset allocation and the target asset allocation ranges when it deems appropriate. The assets of each Fund will be allocated among the Underlying Funds in accordance with the Fund's investment objective, the target asset allocation, the Investment Adviser's outlook for the economy, the financial markets and the relative market valuations of the Underlying Funds. Substantially all of the assets of the Managed Assets Balanced Fund are currently generally invested directly in the same types of underlying securities as are permissible investments for the Underlying Funds. The Asset Allocation Funds will generally limit their investments to the Underlying Funds, although, as deemed appropriate by the Investment Adviser, until the Managed Assets Balanced Fund is substantially invested in the Underlying Funds, it may purchase these underlying securities directly. The Investment Adviser currently expects that the Managed Assets Balanced Fund's transition to having substantially all of its assets invested in the Underlying Funds will be gradual.


               In order to meet liquidity needs or for temporary defensive purposes, each Asset Allocation Fund may invest its assets in shares of the Money Market Fund and directly in short-term obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, or its agencies or instrumentalities ("U.S. Government Obligations"), "high quality" money market instruments such as certificates of deposit, bankers' acceptances, time deposits, repurchase agreements, reverse repurchase agreements, short-term obligations issued by state and local governmental issuers which carry yields that are competitive with those of other types of high quality money market instruments, commercial paper, notes, other short-term obligations and variable rate master demand notes of domestic and foreign issuers ("Cash Equivalent Securities"). "High quality" money market instruments are money market instruments which are rated at the time of purchase within the two highest rating categories by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), Fitch Investors Service, L.P. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff") (each a "Rating Agency") or which are unrated at such time but are deemed by the Investment Adviser to be comparable in quality to instruments that are so rated. Such investments may include obligations of foreign banks and foreign branches of U.S. banks.


               The Managed Assets Conservative Fund seeks to provide long-term total return with capital appreciation as a secondary consideration. The Managed Assets Balanced Fund seeks to achieve long-term total return through a combination of capital appreciation and current income. The Managed Assets Growth Fund seeks to achieve long-term total return with current income a secondary consideration. The Managed Assets Conservative Fund is deemed to be more "conservative" than the Managed Assets Balanced and Managed Assets Growth Funds because it has a heavier weighing in Debt Securities and in Underlying Funds which invest primarily in Debt Securities and a lighter weighing in Equity Securities and in Underlying Funds which invest primarily in Equity Securities relative to the other Asset Allocation Funds. In attempting to achieve its asset allocation objective, except as set forth above, each Asset Allocation Fund will invest in the equity, debt and cash equivalent market sectors within the following ranges:


                           Target Asset Allocation
                           -----------------------

Asset Allocation Fund            Equity                     Debt                 Cash Equivalent
---------------------            ------                     ----                 ---------------
Managed Assets                  30% - 50%                 50% - 70%                 0% - 20%
Conservative Fund

Managed Assets                  50% - 70%                 30% - 50%                 0% - 20%
Balanced Fund

Managed Assets                  70% - 90%                 10% - 30%                 0% - 20%
Growth Fund

Underlying Funds by      Equity Income Fund          Intermediate Bond Fund    Money Market Fund
Category                 Growth Fund                 Bond Fund
                         Mid-Cap Opportunity Fund    Short Bond Fund
                         Small-Cap Opportunity       Income Fund
                         Fund                        International Bond Fund
                         Intrinsic Value Fund
                         Growth and Value Fund
                         Equity Index Fund
                         International Equity Fund


Pegasus Money Market Fund

               The Money Market Fund seeks to provide a high level of current income consistent with the preservation of capital and liquidity. The Money Market Fund also seeks to maintain a constant net asset value of $1.00 per share for purchases and redemptions, but there can be no assurance that the Fund will be able to do so.

               The Money Market Fund may invest in the following high quality money market instruments: (1) U.S. Government Obligations; (2) U.S. dollar denominated obligations issued or guaranteed by the government of Canada, a Province of Canada, or an instrumentality or political subdivision thereof;
(3) certificates of deposit, bankers' acceptances and time deposits of U.S. banks or other U.S. financial institutions (including foreign branches of such banks and institutions) having total assets in excess of $1 billion and which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation ("FDIC"); (4) certificates of deposit, bankers' acceptances and time deposits of foreign banks and U.S. branches of foreign banks having assets in excess of the equivalent of $1 billion; (5) commercial paper, other short-term obligations and variable and floating rate master demand notes, bonds, debentures and notes; (6) repurchase agreements relating to the above instruments; (7) reverse repurchase agreements; (8) guaranteed investment contracts; (9) securities of other investment companies; (10) securities lending; and (11) illiquid securities (limited to 10% of the Fund's net assets). The Money Market Fund is subject to Rule 2a-7 of the 1940 Act, which sets forth requirements of, among other things, diversification, average maturity (including a requirement that dollar-weighted average portfolio maturity may not exceed 90 days) and credit quality. See also the Statement of Additional Information for more information on the Money Market Fund. You may request a Money Market Fund prospectus by calling (800) 688-3350.

Equity Funds


               The Equity Income, Growth, Mid-Cap Opportunity, Small-Cap Opportunity, Intrinsic Value, Growth and Value and Equity Index Funds invest primarily in publicly traded common stocks of companies incorporated in the United States, although each such Fund may also invest up to 25% of its total assets in the Equity Securities of foreign issuers, either directly or through Depository Receipts. The International Equity Fund invests primarily in Equity Securities of foreign issuers, either directly or through Depository Receipts and similar securities which may be sponsored or unsponsored. In addition, each Equity Fund may: (1) invest in securities convertible into common stock, such as certain bonds and preferred stocks;
(2) invest up to 5% of its net assets in other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities); (3) invest up to 5% of its net assets in lower rated convertible securities; (4) enter into futures contracts and related options ; (5) utilize options and other derivative instruments such as equity index swaps; and (6) lend its portfolio securities. The International Equity Fund also may invest in foreign currency and options on foreign currency transactions. Under normal market conditions, each Fund expects to invest at least 65% of the value of its total assets in Equity Securities. Each Equity Fund may hold up to 35% of its total assets in Cash Equivalents and Debt Securities rated investment grade or higher at the time of purchase (i.e., no lower than Baa by Moody's or BBB by S&P, Fitch or Duff), or unrated investments deemed by the Investment Adviser to be comparable in quality at the time of purchase to instruments that are so rated, and, in the case of the International Equity Fund, Debt Securities of foreign issuers, foreign governments and agencies.


               The Equity Income Fund will invest primarily in income-producing Equity Securities of domestic issuers. The Investment Adviser will be particularly alert to companies which pay above-average dividends, yet offer opportunities for capital appreciation and growth of earnings.


               The Growth Fund will invest primarily in Equity Securities of domestic issuers believed by the Investment Adviser to have above-average growth characteristics. The Investment Adviser may consider some of the following factors in making its investment decisions: the development of new or improved products or services; a favorable outlook for growth in the industry; patterns of increasing sales and earnings; the probability of increased operating efficiencies; cyclical conditions; or other signs that the company is expected to show greater than average earnings growth and capital appreciation.


               The Mid-Cap Opportunity Fund invests in Equity Securities of companies with market capitalizations of $500 million to $3 billion. The Investment Adviser believes that there are many companies in this size range that enjoy enhanced growth prospects, operate in more stable market niches, and have greater ability to respond to new business opportunities, all of which increase their likelihood of attaining superior levels of profitability and investment returns.


               The Small-Cap Opportunity Fund invests in Equity Securities of small domestic issuers with market capitalizations of $100 million to $1 billion. The Investment Adviser will consider some of the following factors in making its investment decisions: high quality management; significant equity ownership positions by management; a leading or dominant position in a major product line; a sound financial position; and a relatively high rate of return on invested capital. The Fund also may invest in companies that offer the possibility of accelerating earnings growth because of management changes, new products or structural changes in industry or the economy.


               The Intrinsic Value Fund invests primarily in Equity Securities of companies believed by the Investment Adviser to represent a value or potential worth which is not fully recognized by prevailing market prices. In selecting investments for the Fund, screening techniques are employed to isolate issues believed to be attractively priced. The Investment Adviser then evaluates the underlying earning power and dividend paying ability of these potential investments. The Fund's holdings are usually characterized by lower price/earnings, price/cash flow and price/book value ratios and by above average current dividend yields relative to the equity market.

               The Growth and Value Fund invests primarily in Equity Securities of companies believed by the Investment Adviser to represent a value or potential worth which is not fully recognized by prevailing market prices. The Fund invests in companies which the Investment Adviser believes have earnings growth expectations that exceed those implied by the market's current valuation. In addition, the Fund seeks to maintain a portfolio of companies whose earnings will increase at a faster rate than those within the general equity market.

               The Equity Index Fund uses the S&P 500 Index as a benchmark for comparison because it represents roughly two-thirds of the market value of all publicly traded common stocks in the United States, is well known to investors and is a widely accepted measure of common stock investment returns. The S&P 500 Index contains a representative sample of common stocks that trade on the New York and American Stock Exchanges and also contains over-the-counter stocks that are a part of the National Market System.


               The Equity Index Fund seeks to achieve a 95% correlation coefficient between its performance and that of the S&P 500 Index. Therefore, the Fund's price changes and total return are expected to closely match movements in the underlying Index. Deviations from the performance of the S&P 500 Index ("tracking error") may result from shareholder purchases and redemptions of shares of the Fund that occur daily, as well as from the expenses borne by the Fund, cash reserves held by the Fund and purchases and sales of securities made by the Fund to conform its holdings more closely with those represented in the S&P 500 Index. In addition, tracking error may occur due to changes made in the S&P 500 Index and the manner in which the Index is calculated by S&P. In the event the performance of the Fund is not comparable to the performance of the Index, the Board of Trustees will examine the reasons for the deviation and the availability of corrective measures. If substantial deviation in the Fund's performance were to continue for extended periods, it is expected that the Board of Trustees would consider possible changes to the Fund's investment objective.

               The Equity Index Fund will not be managed by using traditional economic, financial or market analysis. Instead, the Fund utilizes a sampling methodology to determine which stocks to purchase or sell in order to closely replicate the performance of the S&P 500 Index. Stocks are selected for the Fund based on both capitalization weighing in the Index and industry representation. Larger market capitalization securities in the S&P 500 Index are added to the Fund according to their relative weight. Smaller capitalization securities are then added to the Fund in equal weights according to an analysis of the industry diversification of the S&P 500 Index. Therefore, while all industry weights in the Fund are essentially matched to those of the S&P 500 Index, not necessarily all of its 500 stocks are held in the Fund. The Fund may invest up to 25% of its assets in the securities of foreign issuers through Depository Receipts. Pending investment and to meet anticipated redemption requests, the Fund may hold up to 5% of its total assets in Cash Equivalent Securities. In addition, up to 5% of the Fund's total assets may be invested in futures contracts and related options in an effort to maintain exposure to price movements in the S&P 500 Index pending investment of funds or while maintaining liquidity to meet potential shareholder redemptions.


               The International Equity Fund will invest primarily in Equity Securities of foreign issuers located in but not limited to the United Kingdom and European continent, Japan, other Far East areas and Latin America. The Fund may also invest in other regions seeking to capitalize on investment opportunities in other parts of the world, including developing countries.

               The Investment Adviser's investment approach to managing the International Equity Fund's assets emphasizes active country selection involving global economic and political assessments together with valuation analysis of selected countries' securities markets. In situations where an investment's attractiveness outweighs prospects for currency weakness, the Investment Adviser may take suitable hedging measures. An index approach is typically used at the stock selection level.

               The Investment Adviser employs quantitative techniques in conjunction with its judgment and experience to determine the foreign equity markets that the Fund will be invested in and the percentage of total assets the Fund will hold by country. Securities of a country are selected using a quantitatively-oriented sampling technique intending to generally replicate the performance of an individual country's stock market index. The Morgan Stanley Capital International Country Indexes have, for some time, been the accepted benchmarks in the U.S. for international equity fund country comparisons. The Fund may also invest in individual Equity Securities which the Investment Adviser believes offer opportunities for capital appreciation.

               The International Equity Fund's assets will be invested at all times in the securities of issuers located in at least three different foreign countries. Investments in a particular country may exceed 25% of the Fund's total assets, thus making its performance more dependent upon the political and economic circumstances of a particular country than a more widely diversified portfolio.


Bond Funds

               Each of the Bond Funds will invest at least 65% of the value of its total assets under normal market conditions in Debt Securities. When the Investment Adviser believes it advisable for temporary defensive purposes or in anticipation of otherwise investing cash positions, each Bond Fund may invest in Cash Equivalent Securities. Most obligations acquired by the Funds will be issued by companies or governmental entities located within the United States. Up to 15% of the total assets of a Bond Fund may be invested in dollar denominated debt obligations (including Cash Equivalent Securities) of foreign issuers. The International Bond Fund may invest 100% of its assets in investments in foreign issuers. In addition, each Bond Fund may lend its portfolio securities, purchase preferred securities and engage in futures and options transactions and other derivative instruments, such as interest rate swaps and forward contracts.

               The Debt Securities in which each Bond Fund, other than the International Bond Fund, may invest will be rated investment grade at the time of purchase, or if unrated, will be deemed by the Investment Adviser to be comparable in quality at the time of purchase to instruments that are so rated. By so restricting its investments, a Fund's ability to maximize total rate of return will be limited. Under normal market conditions, at least 65% of the value of the International Bond Fund's total assets will consist of Debt Securities rated A or better by a Rating Agency; and the remainder of its assets may be invested in Debt Securities rated no lower than B by a Rating Agency. The International Bond Fund also may invest in Debt Securities which, while not rated, are determined by the Investment Adviser to be of comparable quality to those rated securities in which the Fund may invest. See "Risk Factors--Lower Rated Securities."

               The Intermediate Bond Fund invests in a portfolio of U.S. dollar denominated Debt Securities of domestic and foreign issuers which, under normal market conditions, will have maturities or average lives of up to 15 years. The Fund's average weighted portfolio maturity is expected to be between 3 and 6 years.

               The Bond Fund invests in a portfolio of U.S. dollar denominated Debt Securities of domestic and foreign issuers. The Fund's average weighted portfolio maturity is expected to be between 6 and 12 years.

               The Short Bond Fund invests in a portfolio of U.S. dollar denominated Debt Securities of domestic and foreign issuers which, under normal market conditions, will have maturities or average lives of up to 10 years. The Fund's average weighted portfolio maturity will be limited to a maximum of 3 years.

               The Income Fund invests in a portfolio of U.S. dollar denominated Debt Securities of domestic and foreign issuers which, under normal market conditions, will have a dollar-weighted average maturity expected to range between 3 and 10 years.

               The International Bond Fund will invest in Debt Securities of issuers located throughout the world, except the United States. The Fund also may invest in convertible preferred stocks, hold foreign currency, and purchase debt securities or hold currencies in combination with forward currency exchange contracts. The Fund will be alert to opportunities to profit from fluctuations in currency exchange rates. The

Fund will be particularly alert to favorable arbitrage opportunities (such as those resulting from favorable interest rate differentials) arising from the relative yields of the various types of securities in which the Fund may invest and market conditions generally. The Fund may invest without restriction in companies in, or governments of, developing countries. See "Risk Factors--Foreign Securities" below.


Municipal Bond Funds

               It is a fundamental policy of each of the Municipal Bond Funds to invest (except when maintaining a temporary defensive position) at least 80% of the value of its net assets in Municipal Obligations. From time to time, a Municipal Bond Fund may invest in an amount not to exceed 20% of the value of its net assets, or without limitation for temporary defensive purposes, in taxable Cash Equivalent Securities. Dividends paid by a Municipal Bond Fund that are attributable to income earned by it from these securities will be taxable to investors. See "Dividends, Distributions and Taxes."

               Municipal Obligations in which the Municipal Bond Funds invest will be rated at least Baa, MIG-2/VMIG-2 or Prime 2 (P-2) by Moody's, BBB, SP-2 or A-2 by S&P, BBB or F-2 by Fitch or BBB or Duff-2 by Duff or, if unrated, determined by the Investment Adviser to be comparable in quality to instruments that are so rated. The Municipal Bond Funds also may lend their portfolio securities, and engage in futures and options transactions and other derivative instruments transactions, such as interest rate swaps.

               The Municipal Bond Fund invests in a portfolio of investment grade Municipal Obligations without regard to maturity.

               The Intermediate Municipal Bond Fund invests in a portfolio of investment grade Municipal Obligations which, under normal market conditions, will have a dollar-weighted average maturity expected to range between 3 and 10 years.

               The Michigan Municipal Bond Fund invests at least 65% of its total assets under normal market conditions in investment grade Michigan Municipal Obligations and the remainder may be invested in securities that are not Michigan Municipal Obligations and therefore may be subject to Michigan income taxes. See "Taxes." The Fund will invest in Michigan Municipal Obligations and other securities without regard to maturity. To the extent that acceptable Michigan Municipal Obligations are at any time unavailable for investment by the Fund, the Fund will invest primarily in other Municipal Obligations the interest on which is, in the opinion of bond counsel, exempt from federal, but not Michigan income taxes.


Investment Limitations

               Each Fund and the Money Market Fund is subject to a number of investment limitations. Except as noted, the following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund or the Money Market Fund without the affirmative vote of the holders of a majority of the outstanding shares of the Fund or the Money Market Fund. Other investment limitations that cannot be changed without a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives, Policies and Risk Factors."

               Each of the Funds and the Money Market Fund may not:

               1. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, domestic bank obligations for the Money Market Fund, and repurchase agreements secured by such instruments, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry, and (d) personal credit and business credit businesses will be considered separate industries.

               2. Make loans, except that it may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets.

               3. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

               The Diversified Funds and the Money Market Fund may not purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by it, except that up to 25% of the value of its total assets may be invested without regard to these limitations.

               Each Asset Allocation Fund will look through to its pro rata portion of the Underlying Funds' portfolio investments to determine consistency with its fundamental policies on diversification and concentration.

               Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.

Risk Factors

               General

               Before selecting a Fund in which to invest, the investor should assess the risks associated with the types of investments made by the Fund. Investors should consider a Fund as a supplement to an overall investment program and should invest only if they are willing to accept the risks involved. The following should be read in conjunction with "Supplemental Information" beginning on page A-1 of this Prospectus and the Statement of Additional Information.


               Equity Securities

               (Asset Allocation and Equity Funds only) Securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies because they typically are traded in lower volume and their issuers typically are subject to a greater degree to changes in earnings and prospects.


               Debt Securities

               (All Funds and the Money Market Fund) Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of Debt Securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Also see "Lower Rated Securities" below for the Equity Funds and the Appendix in the Statement of Additional Information.


               Municipal Obligations

               (Asset Allocation, Bond and the Municipal Bond Funds only) Investors should be aware that when a Fund's assets are concentrated in obligations payable from revenues of similar projects or issued by issuers located in the same state, or in industrial development bonds, the Fund will be subject to the particular risks relating to such securities (including legal and economic conditions) to a greater extent than if its assets were not so concentrated.

               Payment on Municipal Obligations held by the Funds relating to certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust will be subject to statutory enforcement procedures and limitations on obtaining deficiency judgments. Moreover, collection of proceeds from a foreclosure may be delayed and the amount of the proceeds received may not be enough to pay the principal or accrued interest on the defaulted Municipal Obligations.


               Lower Rated Securities

               (Asset Allocation, Equity and International Bond Funds only) Investors should carefully consider the relative risks of investing in the higher yielding (and, therefore, higher risk) debt securities rated below investment grade by Moody's, S&P, Fitch or Duff (commonly known as junk bonds). The International Bond Fund may invest up to 35% of its net assets in debt securities rated as low as B by Moody's, S&P, Fitch and Duff and unrated debt securities deemed by the Investment Adviser to be comparable in quality at the time of purchase to instruments that are so rated. Each Equity Fund is permitted to invest up to 5% of its net assets in lower rated convertible securities.

               The market values of certain lower rated debt securities tend to reflect specific developments with respect to the issuer to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher rated securities. Issuers of such debt securities often are highly leveraged and may not have available to them more traditional methods of financing.

               Securities rated below investment grade generally are not meant for short-term investing and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated Debt Securities. Securities rated BBB by S&P, Fitch or Duff or Baa by Moody's are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate and may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Factors adversely affecting the market price and yield of lower rated debt securities, including a Fund's ability to sell such securities in a market that may be less liquid than the market for higher rated securities, will adversely affect the Fund's net asset value.
In addition, the retail secondary market for these securities may be less liquid than that for higher rated securities; adverse conditions could make it difficult at times for a Fund to sell certain securities or could result in lower prices than those used in calculating its net asset value.

               The Investment Adviser will continually evaluate lower rated securities and the ability of their issuers to pay interest and principal. A Fund's ability to achieve its investment objective may be more dependent on the Investment Adviser's credit analysis than might be the case for a fund that invested in higher rated securities. See the Appendix in the Statement of Additional Information for a general description of securities ratings.


               Foreign Securities


               (Asset Allocation, Equity and Bond Funds and the Money Market
Fund) Foreign securities markets, especially those of developing countries, generally are not as developed or efficient as those in the United States. Investment in securities of foreign issuers, whether made directly or indirectly, involve inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies, the possibility of adverse changes in investment or exchange control regulations. In addition, foreign securities may be less liquid and more volatile than securities of comparable U.S. issuers.

               Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies.

               Foreign Currency and Foreign Commodity Transactions


               (Asset Allocation, International Equity and International
Bond Funds only) Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

               The foreign currency market offers less protection against defaults in the forward trading of currencies than is available when trading currencies on an exchange. Since a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a Fund of unrealized profits or force it to cover its commitments for purchase or resale, if any, at the current market price.

               Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission (the "CFTC") and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or a Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not.


               Mortgage-Related Securities

               (Asset Allocation and Bond Funds only) No assurance can be given as to the liquidity of the market for certain mortgage-backed securities, such as collateralized mortgage obligations and stripped mortgage-backed securities. Determination as to the liquidity of interest-only and principal-only fixed mortgage-backed securities issued by the U.S. Government or its agencies and instrumentalities will be made in accordance with guidelines established by the Board. Mortgage-related securities may be considered a derivative instrument.

               Derivative Instruments


               Each Fund and the Money Market Fund may purchase certain "derivative instruments" in accordance with their respective investment objectives and policies. Derivative instruments are instruments that derive value from the performance of underlying assets, interest or currency exchange rates, or indices, and include, but are not limited to, futures contracts, options, forward currency contracts and structured debt obligations (including collateralized mortgage obligations and other types of asset backed securities, "stripped" securities and various floating rate instruments, including inverse floaters).


               Derivative instruments present, to varying degrees, market risk that the performance of the underlying assets, exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more than the assets, rates or indices on which it is based; liquidity risk that a Fund or the Money Market Fund will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument (such as an option) will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative instruments are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

               Special Risk Considerations Applicable to the Asset Allocation Funds


               An investment in a mutual fund involves risk and, although the Asset Allocation Funds will ultimately be substantially invested in the Underlying Funds, such investment will not eliminate investment risk. Investing in the Underlying Funds through the Asset Allocation Funds also involves certain additional expenses and tax considerations that would not be present in a direct investment in the Underlying Funds. From time to time, the Underlying Funds may experience relatively large purchases or redemptions due to asset allocation decisions made by the Investment Adviser for its clients, including the Asset Allocation Funds. These transactions may have a material effect on the Underlying Funds because Underlying Funds that experience redemptions as a result of reallocations may have to sell portfolio securities and because the Underlying Funds that receive additional cash will have to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Underlying Funds may be required to sell securities at times when they would not otherwise do so, or receive cash that cannot be invested in an expeditious manner. There may be tax consequences associated with the purchase and sale of securities and such sales may also increase transaction costs. The Investment Adviser is committed to minimizing the impact of these transactions on the Underlying Funds to the extent it is consistent with pursuing the investment objectives of the Asset Allocation Funds. The Investment Adviser will monitor the impact of asset allocation decisions on the Underlying Funds and, where practicable, an Asset Allocation Fund will, at any one time, only redeem shares of any particular Underlying Fund to reduce its allocation to that Underlying
Fund in increments of up to 5% (e.g. from 20% to 15%), except where such redemptions are to meet Fund shareholder redemption requests. The Investment Adviser will nevertheless face conflicts in fulfilling its responsibilities because of the possible differences between the interests of its asset allocation clients (including shareholders of the Asset Allocation Funds) and the interests of the Underlying Funds. Further information on the investment policies and objectives of the Underlying Funds can be found in "Supplemental Information" and the Statement of Additional Information.


               Special Risk Considerations Applicable to the Michigan Municipal Bond Fund


               The Michigan Municipal Bond Fund will under normal market conditions consist of Michigan Municipal Obligations to the extent of 65% or more of its total assets. This concentration in securities issued by governmental units of a single state exposes the Fund to risk of loss greater than that of a more diversified und holding securities issued by governmental units of different states and different regions of the country.

               Moreover, the economy of the State of Michigan is heavily dependent upon the automobile manufacturing industry, a highly cyclical industry. This factor affects the revenue streams of the State of Michigan and its political subdivisions because it impacts on tax sources, particularly sales taxes, income taxes and Michigan single business taxes.


               In 1993 and 1994, Michigan adopted complex statutory and constitutional changes which, among several other changes in tax methods and rates, have the effect of imposing limits on annual assessment increases and of transferring a significant part of the operating cost of public education from locally based property tax sources to state based sources, including increased sales tax. These changes will affect state and local revenues of Michigan governmental units in future years in differing ways, not all of which can be presently known with certainty.

               Other Investment Considerations


               The classification of the Municipal Bond Funds and the International Equity and International Bond Funds as "non-diversified" investment companies means that the proportion of their assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer and to hold not more than 10% of the voting securities of any single issuer. Each Non-Diversified Fund, however, intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). The Code requires that, at the end of each quarter of a fund's taxable year, (i) at least 50% of the market value of its total assets be invested in cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). Since a relatively high percentage of a Non-Diversified Fund's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry or economic sector, its portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.



                              HOW TO BUY SHARES

                             General Information

Description of Classes

               This Prospectus offers investors three Classes of shares of each Fund for investment, Class A, Class B and Class I shares, each of which represents an identical pro rata interest in a Fund's investment portfolio. Class A shares and Class B shares are offered to any investor. Orders for purchases of Class I shares, however, may be placed only for certain eligible investors as described below. An investor who is not eligible to purchase Class I shares may choose either Class A or Class B shares based on which class best suits the investor's needs, given the offering price, the length of time the investor expects to hold the shares and any other relevant circumstances.


               Class A shares are sold at net asset value per share plus an initial sales charge imposed at the time of purchase. The initial sales charge may be reduced or waived for certain purchases. Class A shares of each Fund are subject to a shareholder servicing fee. Class B shares are sold at net asset value per share with no initial sales charge at the time of purchase; as a result, the entire purchase price is immediately invested in the Fund. Class B shares may be subject to a CDSC, as described under "How To Redeem Shares" below, and are subject to a distribution fee and shareholder servicing fee. See "Distribution and Shareholder Services Plans."


               Class A and Class B shares are offered to the general public and may be purchased through a number of institutions, including NBD, FCNIMCO, FNBC, ANB and their affiliates, other Service Agents, and directly through the Distributor.

               Class I shares are sold at net asset value with no sales charge and are sold exclusively to qualified trust, custody and/or agency account clients of FNBC, NBD or their affiliates, including defined benefit retirement plans for which FNBC, NBD or their affiliates act as investment manager, but excluding other retirement, 401(k), employee benefit and profit sharing plans ("Fiduciary Accounts"), to qualified retirement, profit sharing, 401(k) or other employee benefit plans with plan assets of at least $100 million invested in shares of the Funds or other investment companies or accounts advised by FNBC, NBD, ANB or FCNIMCO ("Eligible Retirement Plans"), financial institutions that have established omnibus accounts on behalf of investors participating in a "mutual fund supermarket" or similar program, and the Asset Allocation Funds. Class I shares are not subject to an annual service fee or distribution fee. Such financial institutions may require different minimum initial charges, restrictions or cut-off times different from those applicable to investors that invest in the Trust directly.


               Class B shares will receive lower per share dividends and at any given time the performance of Class B should be expected to be lower than for shares of each other Class because of the higher expenses borne by Class B. Similarly, Class A shares will receive lower per share dividends, and the performance of Class A should be expected to be lower, than Class I shares because of the higher expenses borne by Class A.


               An investor who is not eligible to purchase Class I shares should consider whether, during the anticipated life of the investor's investment in a Fund, the accumulated distribution fee and CDSC on Class B shares prior to conversion would be less than the initial sales charge, if any, on Class A shares purchased at the same time, and to what extent, if any, such differential would be offset by the return of Class A. Additionally, investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution fees on Class B shares may exceed the initial sales charge on Class A shares during the life of the investment.


Information Applicable To All Purchasers

               When purchasing Fund shares, an investor must specify the Class of shares being purchased. If no Class of shares is specified, Class A shares will be purchased.


               The minimum initial investment for each Class is $1,000. However, for IRAs and other retirement plans, the minimum initial purchase is $250. All subsequent investments must be at least $100. The initial investment must be accompanied by the Account Application. The Investment Adviser and Service Agents may impose initial or subsequent investment minimums which are higher or lower than those specified above and may impose different minimums for different types of accounts or purchase arrangements. The Trust reserves the right to reject any purchase order.


               If an order is received by the Transfer Agent by the close of trading on the floor of the New York Stock Exchange (the "Exchange"), or at the Early Closing Time (as defined below), on any Business Day (as defined below), shares will be purchased at the public offering price determined as of the close of trading on the floor of the Exchange (currently 4:00 p.m., Eastern time) or as of the Early Closing Time on that day. Otherwise, shares will be purchased at the public offering price determined as of the close of trading on the floor of the Exchange or as of the Early Closing Time on the next Business Day.


               Federal regulations require that an investor provide a certified Taxpayer Identification Number ("TIN") upon opening or reopening an account. See the Statement of Additional Information for information concerning this requirement. Failure to furnish a certified TIN to the Trust could subject an investor to a $50 penalty imposed by the Internal Revenue Service (the "IRS"), and could subject the investor to backup withholding.


               Share certificates will not be issued. It is not recommended that the Municipal Bond Funds be used as vehicles for Keogh, IRA or other qualified retirement plans.

Net Asset Value

               As to each Fund, net asset value per share of each Class is computed by dividing the value of the Fund's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. The assets of each Asset Allocation Fund will eventually consist primarily of shares of the Underlying Funds, which are valued at their respective net asset values.


               Shares for each Fund are sold on a continuous basis at the public offering price (i.e., net asset value plus the applicable sales load, if any, set forth below). Net asset value per share of the Funds is determined as of the close of trading on the floor of the Exchange (currently 4:00 p.m., New York time), on each day the New York Stock Exchange is open for business (the "Business Days") except: (i) those holidays which the Exchange observes (currently New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas
Day); and (ii) those Business Days on which the Exchange closes prior to the close of its regular trading hours ("Early Closing Time") in which event the net asset value of each Fund will be determined and its shares will be priced as of such Early Closing Time.

               Shares of the Underlying Funds held by the Asset Allocation Funds are valued by the Asset Allocation Funds at their respective net asset values. Securities held by the Funds which are traded on a recognized U.S. stock exchange are valued at the last sale price on the national securities market. Securities which are primarily traded on foreign securities exchanges are generally valued at the latest closing price on their respective exchanges, except when an occurrence subsequent to the time a value was established is likely to have changed such value, in which case the fair value of those securities will be determined through consideration of other factors by the Investment Adviser under the supervision of the Board of Trustees. Securities, whether U.S. or foreign, traded on only over-the-counter markets and securities for which there were no transactions are valued at the average of the current bid and asked prices. Debt Securities are valued according to the broadest and most representative market, which ordinarily will be the over-the-counter markets, whether in the United States or in foreign countries. Such securities are valued at the average of the current bid and asked prices. Securities (other than shares of the Underlying Funds) for which accurate market quotations are not readily available, and other assets are valued at fair value by the Investment Adviser under the supervision of the Board of Trustees. Securities (other than shares of the Underlying Funds) may be valued on the basis of prices provided by independent pricing services when the Investment Adviser believes such prices reflect the fair market value of such securities. The prices provided by pricing services take into account institutional size trading in similar groups of securities and any developments related to specific securities. For valuation purposes, the value of assets and liabilities expressed in foreign currencies will be converted to U.S. dollars equivalent at the prevailing market rate on the day of valuation. Open futures contracts will be "marked-to-market."



Class A Shares


               Class A shares of each Fund are subject to an annual service fee at the rate of up to 0.25% of the value of the average daily net assets of Class A. See "Distribution Plan" and "Shareholder Services Plan." Class A shares held by investors who after purchasing Class A shares establish a Fiduciary Account will convert to Class I shares upon depositing such shares into such Account, based on the relative net asset values for shares of each such Class.


               The public offering price for Class A shares of each Fund is the net asset value per share plus a sales load as shown below.

ASSET ALLOCATION FUNDS and EQUITY FUNDS (other than the Equity Index Fund)


                                            Total Sales Load
                                            ----------------              Dealers'
                                     As a % of          As a % of        Reallowance
                                  offering price     net asset value      as a % of
Amount of Transaction                per share          per share      offering price
---------------------             --------------     ---------------   --------------
Less than $50,000                      5.00               5.26              4.50
$50,000 to less than $100,000          4.50               4.71              4.00
$100,000 to less than $250,000         3.50               3.63              3.00
$250,000 to less than $500,000         2.50               2.56              2.00
$500,000 to less than $1,000,000       2.00               2.04              1.75
$1,000,000 and above                   none*              none              none

BOND, INTERNATIONAL BOND, MUNICIPAL BOND and MICHIGAN MUNICIPAL BOND FUNDS


                                            Total Sales Load
                                            ----------------             Dealers'
                                     As a % of          As a % of        Reallowance
                                  offering price     net asset value      as a % of
Amount of Transaction                per share          per share      offering price
---------------------                -----------        ------------   --------------
Less than $50,000                      4.50               4.71              4.00
$50,000 to less than $100,000          4.00               4.17              3.50
$100,000 to less than $250,000         3.00               3.09              2.50
$250,000 to less than $500,000         2.00               2.04              1.50
$500,000 to less than $1,000,000       1.50               1.52              1.25
$1,000,000 and above                   none*              none              none



EQUITY INDEX, INCOME, INTERMEDIATE BOND and INTERMEDIATE MUNICIPAL BOND
FUNDS


                                            Total Sales Load
                                            ----------------              Dealers'
                                     As a % of          As a % of        Reallowance
                                  offering price     net asset value      as a % of
Amount of Transaction                per share          per share      offering price
---------------------                ---------          ---------      --------------
Less than $50,000                      3.00               3.09              2.75
$50,000 to less than $100,000          2.50               2.56              2.25
$100,000 to less than $250,000         2.00               2.04              1.75
$250,000 to less than $500,000         1.50               1.52              1.25
$500,000 to less than $1,000,000       1.00               1.01              0.75
$1,000,000 and above                  none*               none              none


SHORT BOND FUND


                                            Total Sales Load
                                            ----------------             Dealers'
                                     As a % of          As a % of        Reallowance
                                  offering price     net asset value      as a % of
Amount of Transaction                per share          per share      offering price
---------------------                ---------          ---------      --------------
Less than $1,000,000                   1.00               1.01              0.75
$1,000,000 and above                   none*              none              none

* A contingent deferred sales charge of up to 1.00% may be assessed on certain redemptions of Class A shares purchased without an initial sales charge as part of an investment of $1 million or more.

               With respect to purchases of $1,000,000 or more of Class A shares or other purchases of Class A shares made at net asset value (as described below) of each Fund made through Service Agents, the Distributor may pay such Service Agents from its own funds, with respect to the Asset Allocation and Equity Funds (other than the Equity Index Fund) and the Bond, International Bond, Municipal Bond and Michigan Municipal Bond Funds, a fee of 1.00% for each Fund for the first $2 million of the amount invested, 0.80% of the next $1 million and 0.50% thereafter and, with respect to the Equity Index, Short Bond, Income, Intermediate Bond and Intermediate Municipal Bond Funds, a fee of 0.75% on the first $3 million of the amount invested and 0.50% thereafter, to compensate Service Agents for their distribution assistance in connection with such purchases. In addition, at its expense, the Distributor may provide additional compensation and promotional incentives to dealers in connection with the sales of shares of the Funds. Such compensation will include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Funds, and/or other special events sponsored by dealers. In some instances, this compensation will be made available only to certain dealers whose representatives have sold a significant amount of Shares. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will also include the following types of non-cash compensation offered through sales contests: (1) trips, including the provision of travel arrangements and lodging at vacation resorts, (2) tickets for entertainment events (such as concerts, cruises, and sporting events) and (3) merchandise (such as clothing, trophies, clocks, and pens). Dealers may not use sales of shares to qualify for this compensation to the extent this may be prohibited by the laws of any self-regulatory agency, such as the NASD. None of the aforementioned will be paid for by the Funds or their shareholders.

               Full-time employees of NASD member firms which have entered into an agreement with the Distributor pertaining to the sale of Fund shares (or which otherwise have a brokerage-related or clearing arrangement with an NASD member firm with respect to sales of Fund shares), their spouses and minor children, and accounts opened by a bank, trust company or thrift institution, acting as a fiduciary or custodian, for accounts other than 401(k) and other defined contribution or other retirement plan accounts, may purchase Class A shares for themselves or itself, as the case may be, at net asset value, provided that they have furnished the Distributor appropriate notification of such status at the time of the investment and such other information as it may request from time to time in order to verify eligibility for this privilege. In addition, Class A shares may be purchased at net asset value for accounts registered under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act which are opened through FCNIS and 401(k) and other defined contribution or other retirement plan accounts for which FNBC or its subsidiaries or affiliates have served as custodian or trustee since at least June 1, 1995 or NBD or its subsidiaries or affiliates, other than FNBC or ANB, have served as administrator or trustee since
January 1, 1996. Class A shares are also offered at net asset value to directors and full-time or part-time employees of FCN, or any of its affiliates and subsidiaries, retired employees of FCN, or any of its affiliates and subsidiaries, Board members of a fund advised by the Investment Adviser, including members of the Trust's Board of Trustees, or the spouses, children, grandchildren, siblings, parents, grandparents and in-laws of any of the foregoing individuals.

               Class A shares may be purchased at net asset value through certain broker-dealers, registered investment advisers and other financial institutions which have entered into an agreement with the Distributor, which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or a similar program under which such clients pay a fee to such broker-dealer, registered investment adviser or other financial institution. The Investment Adviser will pay a fee of up to 1.5% of the amount invested by a participant in its Investment Architect Account or any other wrap account to FCNIS, FNBC or other parties.


               Class A shares also may be purchased at net asset value, without a sales charge, with the proceeds from the redemption of shares of an investment company sold with a sales charge or commission or annuity contract or guaranteed investment contract subject to a surrender charge. This also includes shares of an investment company that were or would be subject to a contingent deferred sales charge upon redemption. The purchase must be made within 60 days of the redemption, and the Transfer Agent must be notified in writing by the investor at the time the purchase is made.

               Class A shares also will be offered at net asset value without a sales load to employees participating in accounts such as retirement, 401(k), profit sharing and other employee benefit plan or program accounts where (i) the employers or affiliated employers maintaining such plans or programs have a minimum of 200 employees eligible for participation in such plans or programs or (ii) such plan's or program's assets exceed $1,000,000 ("Eligible Benefit Plans").

               If an individual is a participant in a qualified retirement, profit sharing, 401(k) or other employee benefit plan which, is eligible to purchase Class A shares or Class I shares at net asset value and rolls Fund shares into a qualified IRA, then that IRA may purchase Class A shares at net asset value.

               Current shareholders of the Equity Index Fund, who have owned shares of the Fund since prior to August 26, 1996 and have held all or a portion of such shares thereafter, are also entitled to purchase shares of the Equity Index Fund without a sales load.


               In order to qualify for any of the sales load exemptions indicated above, at the time of purchase an investor must notify the Transfer Agent of the sales load exemption. The sales load exemption is subject to verification by the Transfer Agent through a check of appropriate records. If necessary, the Transfer Agent may request additional supporting documentation from the investor.


               If an investor purchases Class A shares without an initial sales charge as part of an investment of at least $1,000,000 or another method described above and redeems those shares within a certain period after purchase, a CDSC will be imposed at the time of redemption as described below unless the investor qualifies for a waiver of the CDSC as described below under "Class B Shares -- Waiver of CDSC." The terms set forth under "How to Redeem Shares -- Class B -- Contingent Deferred Sales Charge" (other than the amount of the CDSC and its time periods) are applicable to the Class A shares subject to a CDSC. The following table sets forth the rates of such CDSC for each Fund other than the Short Bond Fund for the indicated time periods:


                      CDSC as a % of
                    Amount Invested or         Year Since Purchase
                    Redemption Proceeds         Payment Was Made
                    -------------------         ------------------
                           1.00%                     First
                           0.50%                     Second

               The following table sets forth the rates of such CDSC for the Short Bond Fund for the indicated time periods:

                      CDSC as a % of
                    Amount Invested or         Year Since Purchase
                    Redemption Proceeds         Payment Was Made
                    -------------------         ----------------
                           1.00%                     First
                           None                      Second


Right of Accumulation--Class A Shares


               Reduced sales loads apply to any purchase of Class A shares where the dollar amount of shares being purchased, plus the value of shares of such Fund, shares of other Funds and shares of certain other investment companies advised by the Investment Adviser purchased with a sales load or acquired by a previous exchange of shares purchased with a sales load (hereinafter referred to as "Eligible Funds") held by an investor and any related "purchaser" as defined in the Statement of Additional Information, is $50,000 or more. If, for example, an investor previously purchased and still holds Class A shares of the Equity Income Fund, or of any other Eligible Fund or combination of Eligible Funds, with an aggregate current market value of $40,000 and subsequently purchases Class A shares of such Fund or an Eligible Fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be reduced to 4.50% of the offering price (4.71% of the net asset value). All present holdings of Eligible Funds may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

               To qualify for reduced sales loads, at the time of a purchase an investor must notify the Transfer Agent. The reduced sales load is subject to confirmation of the investor's holdings through a check of appropriate records.


Class B Shares


               The Distributor will compensate certain Service Agents for selling Class B shares at the time of purchase from its own assets. Proceeds of the CDSC and distribution fees payable to the Distributor, in part, will be used to defray these expenses.


Class I Shares

               Class I shares held by investors who after purchasing Class I shares for their Fiduciary Accounts withdraw from such Accounts will convert to Class A shares upon such withdrawal, based on the relative net asset values for shares of each such Class, and will be subject to the annual service fee charged to Class A shares.

                             SHAREHOLDER SERVICES


               The Exchange Privilege is available to shareholders of any Class. The Letter of Intent is available only for Class A shareholders, and the Automatic Investment Plan and Reinstatement Privilege are available only for Class A and Class B shareholders. Such services and privileges may not be available to clients of certain Service Agents and some Service Agents may impose conditions on their clients which are different from those described in this Prospectus. Each investor should consult his or her Service Agent in this regard.


Exchange Privilege

               The Exchange Privilege enables an investor to purchase, in exchange for shares of a Fund which have been owned for at least 30 days, shares of the same Class of the other Funds or the other investment portfolios of the Trust. This privilege may be expanded to permit exchanges between a Fund and other funds that, in the future, may be advised by the Investment Adviser. Exchanges may be made to the extent the shares being received in the exchange are offered for sale in the shareholder's state of residence.

               Shares of the same Class of Funds and other investment portfolios of the Trust purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

               A. Shares of Funds purchased with or without a sales load may be exchanged without a sales load for shares of other Funds and investment portfolios of the Trust sold without a sales load.

               B. Shares of Funds purchased without a sales load may be exchanged for shares of other Funds and investment portfolios of the Trust sold with a sales load, and the applicable sales load will be deducted.

               C. Shares of Funds purchased with a sales load, shares of Funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such Funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other Funds sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted. To accomplish such an exchange, shareholders must notify the Transfer Agent of their prior ownership of Fund shares and their account number.

               D. Shares of Funds subject to a CDSC that are exchanged for shares of another Fund or of the Trust's Money Market Fund will be subject to the higher applicable CDSC of the two funds, and for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

               E. A qualified or non-qualified employee benefit plan with assets of at least $1 million or 200 eligible participants may be exchanged from Class B shares to Class A shares on or after January 1 of the year following the year of the plan's eligibility, provided that the sponsor of the plan has so notified the Service Agent of its eligibility and in turn, the Service Agent has notified the Transfer Agent of such eligibility.


               No fees currently are charged shareholders directly in connection with exchanges although the Trust reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the SEC. The Trust reserves the right to reject any exchange request in whole or in part. The Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

               The exchange of shares of one Fund for shares of another is treated for federal income tax purposes as a sale and, therefore, an exchanging shareholder may realize a taxable gain or loss.
See "Taxes - Federal."


Letter Of Intent--Class A Shares

               By signing a Letter of Intent form, available from the Transfer Agent, the Investment Adviser, certain of its affiliates or certain Service Agents, an investor becomes eligible for the reduced sales load applicable to the total number of Eligible Fund shares purchased in a 13-month period up to the amount of the signed Letter of Intent (beginning up to 30 days before the date of execution of the Letter of Intent), pursuant to the terms and conditions set forth in the Letter of Intent. A minimum initial purchase of $10,000 is required. To compute the applicable sales load, the offering price of shares the investor holds (on the date of submission of the Letter of Intent) in any Eligible Fund that may be used toward "Right of Accumulation" benefits described above may be used as a credit toward completion of the Letter of Intent. However, the reduced sales load will be applied only to new purchases.

               The Transfer Agent will hold in escrow 5% of the amount indicated in the Letter of Intent for payment of a higher sales load if the investor does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when the investor fulfills the terms of the Letter of Intent by purchasing the specified amount. Assuming completion of the total minimum investment specified under a Letter of Intent, an adjustment will be made to reflect any reduced sales load applicable to shares purchased during the 30-day period before submission of the Letter of Intent. If total purchases are less than the amount specified, the investor will be notified that a deduction from escrow to cover the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made will be assessed. Signing a Letter of Intent does not bind the investor to purchase, or the Trust to sell, the total amount indicated at the sales load in effect at the time of signing, but the investor must complete the intended purchase to obtain the reduced sales load. At the time an investor purchases Class A shares, the investor must indicate his or her intention to do so under a Letter of Intent.

Automatic Investment Plan


               The Automatic Investment Plan permits an investor in Class A and Class B shares to purchase shares in amounts of at least $100 at regular intervals selected by the investor. Provided the investor's bank or other financial institution allows automatic withdrawals, shares may be purchased by transferring funds from the bank account designated by the investor. At the investor's option, the account designated will be debited in the specified amount, on either the first and/or the fifteenth day of the month. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish an Automatic Investment Plan account, the investor must check the appropriate box and supply the necessary information on the Account Application. Investors may obtain the necessary applications from the Transfer Agent by calling (800) 688-3350. Investors should be aware that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market. An investor may cancel his or her participation in the Plan or change the amount of purchase at any time by mailing written notification to the Transfer Agent and such notification will be effective three business days following receipt. The Funds may modify or terminate the Automatic Investment Plan at any time or charge a service fee. No such fee currently is contemplated.

Reinstatement Privilege

               The Reinstatement Privilege enables investors who have redeemed Class A or Class B shares to purchase, within 120 days of such redemption, Class A shares without the imposition of a sales load in an amount not to exceed the redemption proceeds received. Class A shares so reinstated or purchased will be offered at a purchase price equal to the then-current net asset value of Class A Shares determined after a reinstatement request and payment for Class A shares are received by the Transfer Agent. This privilege also enables such investors to reinstate their account for the purpose of exercising the Exchange Privilege. To use the Reinstatement Privilege, an investor must submit a written reinstatement request to the Transfer Agent. The reinstatement request and payment must be received within 120 days of the trade date of the redemption. There currently are no restrictions on the number of times an investor may use this privilege.

Option to Make Systematic Withdrawals


               The Systematic Withdrawal Plan permits an investor who owns Class A or Class B shares of a Fund having a minimum value of $15,000 at the time he or she elects under the Systematic Withdrawal Plan to have a fixed sum distributed in redemption at regular intervals. An application form and additional information regarding this service may be obtained from an investor's financial institution or the Transfer Agent by calling
(800) 688-3350.


Cross Reinvestment of Dividend Plan

               The Trust makes available to investors of Class A and Class B shares a Cross Reinvestment of Dividend Plan pursuant to which an investor who owns shares of any Fund with a minimum value of $10,000 at the time he or she elects may have dividends paid by such Fund automatically reinvested into shares of another Fund or investment portfolio of the Trust in which he or she has invested a minimum of $1,000. Investors may obtain an application and additional information from their financial institutions or the Transfer Agent by calling (800) 688-3350.


Pegasus Funds Individual Retirement Custodial Account

               Class A and Class B shares may be purchased in conjunction with the Trust's Individual Retirement Custodial Account Program ("IRA") where NBD acts as custodian. Investors should consult their institutions or the Transfer Agent for information as to applications and annual fees. The minimum investment for an IRA is $250. Investors should also consult their tax advisers to determine whether the benefits of an IRA are available or appropriate.

                             HOW TO REDEEM SHARES

General Information


               An investor may request redemption of his or her shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. An investor who has purchased shares through his or her Fiduciary Account or as a participant in an Eligible Retirement Plan or "mutual fund supermarket" or similar program must redeem shares by following instructions pertaining to such Account or Plan or program. It is the responsibility of the entity authorized to act on behalf of such Account or Plan or program to transmit the redemption order to the Transfer Agent and credit the investor's account with the redemption proceeds on a timely basis. When a request is received in proper form, the relevant Fund will redeem the shares at the next determined net asset value as described below. If an investor holds Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If an investor fails to specify the Class of shares to be redeemed, Class A shares will be redeemed first. If an investor owns fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from the investor or his or her Service Agent.

               The Funds impose no charges when shares are redeemed. However, the Trust may impose a CDSC as described below. Service Agents also may charge a nominal fee for effecting redemptions of Fund shares. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current net asset value.

               A Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. However, if an investor has purchased Fund shares by check or through the Automatic Investment Plan and subsequently submits a written redemption request to the Transfer Agent, the redemption proceeds will be transmitted to the investor promptly upon bank clearance of the investor's purchase check or Automatic Investment Plan order, which may take up to eight business days or more. In addition, the Fund will not honor Redemption Checks for a period of eight business days after receipt by the Transfer Agent of the purchase check or Automatic Investment Plan order against which such redemption is requested. These procedures will not apply if the investor otherwise has a sufficient collected balance in his or her account to cover the redemption request. Prior to the time any redemption is effective, dividends on such shares will accrue and be payable, and the investor will be entitled to exercise all other rights of beneficial ownership. Fund shares will not be redeemed until the Transfer Agent has received the investor's Account Application.


               Each Fund reserves the right to redeem an investor's account at the Fund's option upon not less than 60 days' written notice if, due to share redemptions, the account's net asset value decreases to less than $1,000 and remains so during the notice period.

Redemption Procedures


               An investor who has purchased shares through his or her account at FCN, its affiliates, a Service Agent or a financial institution must redeem shares by following instructions pertaining to such account. If an investor has given his or her Service Agent authority to instruct the Transfer Agent to redeem shares and to credit the proceeds of such redemption to a designated account at the Service Agent, the investor may redeem shares only in this manner and in accordance with a written redemption request described below. It is the responsibility of FCN, its affiliates, the Investment Adviser, the Service Agent, or the financial institution, as the case may be, to transmit the redemption order and credit the investor's account with the redemption proceeds on a timely basis.

               If an investor wants his or her redemption proceeds sent to an address other than the investor's address as it appears on the Transfer Agent's records, a signature guarantee is required. The Transfer Agent usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. See the Transfer Agent for more information about where to obtain a signature guarantee.

               An investor may use the Transfer Agent's Telephone Redemption Privilege to redeem shares from his or her account, unless the investor has notified the Transfer Agent of an address change within the preceding 15 days with the exception of redemptions to pre-authorized bank accounts. Unless an investor indicates otherwise on the Account Application, the Transfer Agent will be authorized to act upon redemption and transfer instructions received by telephone from a shareholder, or any person claiming to act as his or her representative, who can provide the Transfer Agent with his or her account registration and address as it appears on the Transfer Agent's records. With the telephone redemption or exchange privilege, an investor authorizes the Transfer Agent to act on telephone instructions from any person representing himself or herself to be the investor, or a representative of the investor's Service Agent or financial institution, and reasonably believed by the Transfer Agent to be genuine. The Trust will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Trust or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Trust nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

               During times of drastic economic or market conditions, an investor may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Fund shares. In such cases, investors should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in the investor's redemption request being processed at a later time than it would have been if telephone redemption had been used. During the delay, a Fund's net asset value may fluctuate.


Written Redemption Requests


               Investors may redeem shares by written request mailed to the Transfer Agent at P.O. Box 5142, Westborough, Massachusetts 01581-5120. Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed for redemptions greater than $50,000. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchange's Medallion Program.


CLASS B SHARES

Contingent Deferred Sales Charge

               A CDSC payable to the Distributor may be imposed on redemptions of Class B shares depending on the number of years such shares were held by the investor. The following table sets forth the rates of the CDSC applied for the Funds:

                                                  Equity Index, Income,
                             Short Bond    Intermediate Bond and Intermediate
                                Fund               Municipal Bond Funds        All Other Funds
                             ----------    ----------------------------------  ---------------
                           CDSC as a % of            CDSC as a % of           CDSC as a % of
Year Since                 Amount Invested           Amount Invested           Amount Invested
Purchase Was Made      or Redemption Proceeds    or Redemption Proceeds     or Redemption Proceeds
-----------------      ----------------------    ----------------------     ----------------------
First                           1.00                     3.00                  5.00
Second                          None                     3.00                  4.00
Third                             *                      2.00                  3.00
Fourth                           N/A                     2.00                  3.00
Fifth                            N/A                     1.00                  2.00
Sixth                            N/A                     None                  1.00

                                     -46-


Seventh                          N/A                      *                    None
Eighth                           N/A                      N/A                   *

*  Conversion to Class A shares.


               In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. Class B shares redeemed will not be subject to a CDSC to the extent that the value of such shares represents capital appreciation or reinvestment of dividends or distributions. It will be assumed that the redemption is made first of Class B shares acquired pursuant to the reinvestment of dividends and distributions or representing any capital appreciation in the value of the Class B shares held by the investor; then of Class B shares held for the longest period of time.

Waiver Of CDSC

               The CDSC will be waived in connection with (a) redemptions made within one year after the death of the shareholder, (b) redemptions by shareholders after age 70-1/2 for purposes of the minimum required distribution from an IRA, Keogh plan or custodial account pursuant to Section 403(b) of the Code, (c) distributions from a qualified plan upon retirement or termination of employment, (d) redemptions of shares acquired through a contribution in excess of permitted amounts, (e) in-service withdrawals from tax qualified plans by participants and (f) redemptions initiated by a Fund of accounts with net assets of less than $1,000.

Conversion Of Class B Shares


               Class B shares automatically convert to Class A shares (and thus become subject to the lower expenses borne by Class A shares) at the beginning of the eighth year (the third year in the case of the Short Bond Fund and the seventh year in the case of the Equity Index, Short Bond, Income, Intermediate Bond and Intermediate Municipal Bond Funds) after the date of purchase, together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The conversion will be effected at the relative net asset values per share of the two Classes on the first business day of the month following the seventh anniversary (the second anniversary in the case of the Short Bond Fund and the sixth anniversary in the case of the Equity Index, Income, Intermediate Bond and Intermediate Municipal Bond Funds) of the original purchase. If any exchanges of Class B shares during the third-year, eighth-year or seventh-year, as the case may be, occurred, the holding period for the shares exchanged will be counted toward the third-year, eighth-year or seventh-year, as the case may be. At the time of the conversion the net asset value per share of the Class A shares may be higher or lower than the net asset value per share of the Class B shares; as a result, depending on the relative net asset values per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.


               Upon conversion to Class A shares, such shares will no longer be subject to the distribution fee. Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted on a pro rata basis together with other Class B shares, in the proportion that a shareholder's Class B shares converting to Class A shares bears to the total Class B shares not acquired through the reinvestment of dividends and distributions.

               Each Fund reserves the right to cease offering Class B shares for sale at any time or reject any order for the purchase of Class B shares and to cease offering any services provided by a Service Agent.



                           MANAGEMENT OF THE TRUST


TRUSTEES AND OFFICERS OF THE TRUST

               The Board of Trustees of the Trust is responsible for the management of the business and affairs of the Trust. Information about the Trustees and officers of the Trust is contained in the Statement of Additional Information.

INVESTMENT ADVISER AND CO-ADMINISTRATORS

               First Chicago NBD Investment Management Company, located at Three First National Plaza, Chicago, Illinois 60670 is each Fund's and the Money Market Fund's Investment Adviser. FCNIMCO is a registered investment adviser and a wholly-owned subsidiary of The First National Bank of Chicago ("FNBC"), which in turn is a wholly-owned subsidiary of First Chicago NBD Corporation ("FCN"), a registered bank holding company. FCNIMCO also acts as investment adviser for other accounts and registered investment company portfolios.

               FCNIMCO serves as Investment Adviser for the Trust pursuant to an Investment Advisory Agreement dated as of April 12, 1996. Under the Investment Advisory Agreement, FCNIMCO provides the day-to-day management of each Fund's investments. Subject to the overall authority of the Trust's Board of Trustees and in conformity with Massachusetts law and the stated policies of the Trust, FCNIMCO is responsible for making investment decisions for the Trust, placing purchase and sale orders (which may be allocated to various dealers based on their sales of Fund shares) and providing research, statistical analysis and continuous supervision of each Fund's investment portfolio.


               Under the terms of the Investment Advisory Agreement, the Investment Adviser is entitled to a monthly fee as a percentage of each Fund's and the Money Market Fund's daily net assets. Each Fund's and the Money Market Fund's current contractual fee for advisory services is set forth below.


                                                        Effective Rate for
                                  Current               Advisory Services
                                Contractual              for Year Ended
                             Advisory Fee Rate          December 31, 1996
                             -----------------          -------------------
ASSET ALLOCATION FUNDS:
Managed Assets Conservative Fund+    0.65%                     0.57%
Managed Assets Balanced Fund+        0.65%                     0.61%
Managed Assets Growth Fund+          0.65%                     0.14%


EQUITY FUNDS:
Equity Income Fund                   0.50%                     0.50%
Growth Fund                          0.60%                     0.60%
Mid-Cap Opportunity Fund             0.60%                     0.60%
Small-Cap Opportunity Fund           0.70%                     0.70%
Equity Index Fund                    0.10%                     0.10%
Intrinsic Value Fund                 0.60%                     0.60%
Growth and Value Fund                0.60%                     0.60%
International Equity Fund            0.80%                     0.80%


BOND FUNDS:
Intermediate Bond Fund               0.40%                     0.40%
Bond Fund                            0.40%                     0.40%
Short Bond Fund                      0.35%                     0.35%
Income Fund                          0.40%                     0.40%
International Bond Fund              0.70%                     0.13%


MUNICIPAL BOND FUNDS:
Municipal Bond Fund                  0.40%                     0.40%
Intermediate Municipal Bond Fund     0.40%                     0.40%
Michigan Municipal Bond Fund         0.40%                     0.40%


MONEY MARKET FUND:
Money Market Fund                    0.30%                     0.29%
                          of the First $1
                            billion, .275%
                  of next $1 billion, .25%
                 of amount in excess  of $2
                                  billion

                                     -48-


---------

+ See Note 3 to the "Annual Fund Operating Expenses" for information about the Investment Adviser's undertaking for fee waivers and reimbursements relating to Class A, Class B and Class I shares.

                In addition to the fees listed above, the Investment Adviser is entitled to 4/10ths of the gross income earned by a Fund on each loan of securities (excluding capital gains and losses, if any).


               Although the fee payable by the International Equity Fund is higher than the fee payable by other funds, the Investment Adviser believes that it is within the range of fees payable by funds with comparable investment objectives and policies.

Claude B. Erb, First Vice President and Director of Investment Planning, is primarily responsible for the day- to-day management of the Asset Allocation Funds and the International Bond Fund. Mr. Erb has served as Deputy Chief Investment Officer and Senior Vice President of Trust Services of America and TSA Capital Management from 1986 through 1992. Mr. Erb joined FCN in 1993.

Chris M. Gassen, First Vice President, and F. Richard Neumann, First Vice President, are primarily responsible for the day-to-day management of the Equity Income and Intrinsic Value Funds. Mr. Gassen joined FCN in 1985 and Mr. Neumann joined FCN in 1981.

Ronald L. Doyle, First Vice President, and Joseph R. Gatz, Vice President, are primarily responsible for the day-to-day management of the Mid-Cap Opportunity and Small-Cap Opportunity Funds. Mr. Doyle joined FCN in 1982 and Mr. Gatz joined FCN in 1986.

Jeffrey C. Beard, First Vice President, and Gary L. Konsler, First Vice President, are primarily responsible for the day-to-day management of the Growth and Value and Growth Funds. Mr. Beard joined FCN in 1982 and Mr. Konsler joined FCN in 1973.


Ricardo F. Cipicchio, First Vice President, and Mark M. Jackson, Vice President, are primarily responsible for the day-to-day management of the Income Fund. Mr. Cipicchio joined FCN in 1989. Mr. Jackson served as portfolio manager for Alexander Hamilton Life Insurance Company, 1993-1996, and as portfolio manager for Public Employees Retirement System of Ohio, 1988-1993. Mr. Jackson joined FCN in 1996.

Richard P. Kost, First Vice President, and Clyde L. Carter, Jr., Vice President, are primarily responsible for the day-to-day portfolio management of the International Equity Fund. Mr. Kost joined FCN in 1964 and Mr. Carter joined FCN in 1987.

Douglas S. Swanson, First Vice President, and Mr. Cipicchio are primarily responsible for the day-to-day management of the Intermediate Bond and Bond Funds. Mr. Swanson joined FCN in 1983.


Mr. Cipicchio and Christopher J. Nauseda, Vice President, are primarily responsible for the day-to-day portfolio management of the Short Bond Fund. Mr. Nauseda joined FCN in 1982.

Robert T. Grabowski, First Vice President and manager of the municipal desk at FCN, is the person primarily responsible for the day-to-day management of the Municipal Bond and Intermediate Municipal Bond Funds. Mr. Grabowski has been the manager of the municipal desk at FCN since 1984.

Rebecca L. Gersonde, Vice President, is the person primarily responsible for the day-to-day management of the Michigan Municipal Bond Fund. Ms. Gersonde joined FCN in 1982.


               Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but do not prohibit such a bank holding company or affiliate from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of a customer. Subject to such banking laws and regulations, the Investment Adviser believes that it and its affiliated banks may perform the advisory, administrative and custodial services for the Trust described in this Prospectus, and may perform the shareholder services contemplated by this Prospectus, without violation of such banking laws or regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of present requirements, could prevent the Investment Adviser from continuing to perform investment advisory or custodial services for the Trust or require them to alter or discontinue the services they provide to shareholders.

               If the Investment Adviser and its affiliated banks were prohibited from performing investment advisory or custodial services for the Trust, it is expected that the Board of Trustees would recommend that shareholders approve new agreements with another entity or entities qualified to perform such services and selected by the Board. If the Investment Adviser or its affiliates were required to discontinue all or part of their shareholder servicing activities, their customers would be permitted to remain the beneficial owners of Fund shares and alternative means for continuing the servicing of such customers would be sought. The Trust does not anticipate that investors would suffer any adverse financial consequences as a result of these occurrences.


               FCNIMCO and BISYS jointly serve as the Trust's Co-Administrators pursuant to an Administration Agreement with the Trust. Under the Administration Agreement, FCNIMCO and BISYS generally assist in all aspects of the Trust's operations, other than providing investment advice, subject to the overall authority of the Trust's Board in accordance with Massachusetts law. Under the terms of the Administration Agreement, the Trust pays FCNIMCO, as agent for the Co-Administrators, a monthly administration fee at the annual rate of .15% of each Fund's and the Money Market Fund's average daily net assets. For the fiscal year ended December 31, 1996, the Trust paid administration fees at the effective annual rate of .15% of each Fund's average daily net assets.

DISTRIBUTOR

               BISYS Fund Services, located at 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Trust's principal underwriter and distributor of the Funds' shares.

TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN


        First Data Investor Services Group, Inc., P.O. Box 5142,
Westborough, Massachusetts 01581-5120, serves as the Trust's Transfer and Dividend Disbursing Agent. NBD, which is a wholly-owned subsidiary of FCN, serves as the Trust's custodian (the "Custodian"). NBD is located at 900 Tower Drive, Troy, Michigan 48098.


EXPENSES


               All expenses incurred in the operation of the Trust are borne by it, except to the extent specifically assumed by the Trust's service providers. The expenses borne by the Trust include: organizational costs; taxes; interest; loan commitment fees; interest and distributions paid on securities sold short; brokerage fees and commissions, if any; fees of Board members; SEC fees; state Blue Sky registration fees; advisory fees; charges of custodians, transfer and dividend disbursing agents' fees; fees pursuant to agency, sub-transfer agency and service agreements; certain insurance premiums; industry association fees; outside auditing and legal expenses; costs of maintaining each Fund's existence; costs of independent pricing services; costs attributable to investor services (including, without limitation, telephone and personnel expenses); costs of shareholders' reports and meetings; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; and any extraordinary expenses. Class A, Class B and Class I Shares are subject to their pro rata portion of the fees payable by a Fund to financial institutions that provide recordkeeping and other services in connection with employee benefit plans which hold shares or to financial institutions that establish accounts on behalf of investors in connection with the purchase and/or sale of Class I shares.
In addition, Class B shares are subject to an annual distribution fee for advertising, marketing and distributing such shares and Class A and Class B shares are subject to an annual service fee for ongoing personal services relating to shareholder accounts and services related to the maintenance of shareholder accounts. See "Distribution and Shareholder Services Plans." Expenses attributable to a particular Fund or Class are charged against the assets of that Fund or Class, respectively;
other expenses of the Trust are allocated among such Funds on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of each such Fund.


               The imposition of the advisory fee, as well as other operating expenses, including the fees paid under any Distribution Plan and Shareholder Services Plan, will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of its fees and/or voluntarily assume certain expenses of a Fund, which would have the effect of lowering that Fund's overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be. The Fund will not pay the Investment Adviser at a later time for any amounts which may be waived, nor will the Fund reimburse the Investment Adviser for any amounts which may be assumed.


                 DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

               Class B shares of each Fund are subject to an annual distribution fee pursuant to a Distribution Plan. Class A and Class B shares of each Fund are subject to an annual service fee pursuant to a Shareholder Services Plan.

DISTRIBUTION PLAN

               (Class B only) Under a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act, the Trust has agreed to pay the Distributor for advertising, marketing and distributing shares of a Fund at an aggregate annual rate not to exceed .75% of the value of the average daily net assets of Class B shares. The Distributor may pay one or more Service Agents in respect of these services. The Investment Adviser and its subsidiaries and affiliates may act as Service Agents and receive fees under the Distribution Plan. The Distributor determines the amount, if any, to be paid to Service Agents under the Distribution Plan and the basis on which such payments are made. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred.

SHAREHOLDER SERVICES PLAN

               (Class A and Class B) Under a Shareholder Services Plan, the Trust pays the Distributor for the provision of certain services to the holders of Class A and Class B shares a fee at an annual rate of .25% of the value of the average daily net assets of such shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information and services related to the maintenance of shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to Service Agents in respect of these services. The Investment Adviser and its subsidiaries and affiliates may act as Service Agents and receive fees under the Shareholder Services Plan. The Distributor determines the amounts to be paid to Service Agents.

                         DIVIDENDS AND DISTRIBUTIONS


               The Managed Assets Balanced, Managed Assets Growth, Growth, Small-Cap Opportunity, Mid-Cap Opportunity, Intrinsic Value, Growth and
Value, Equity Index and International Equity Funds declare and pay dividends from net investment income on a quarterly basis. The Bond Funds, the Municipal Bond Funds and the Managed Assets Conservative and Equity Income Funds declare and pay dividends from net investment income on a monthly basis.



               Each Fund will make distributions from net realized securities gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. Dividends are automatically reinvested in additional Fund shares of the same Class from which they were paid at net asset value, unless payment in cash is requested. If cash payment is requested, checks will be mailed within five days.

                                    TAXES

FEDERAL

               Each Fund intends to qualify as a "regulated investment company" under the Code. Such qualification generally will relieve the Funds of liability for federal income taxes to the extent their earnings are distributed in accordance with the Code.


               Each Fund intends to distribute as dividends substantially all of its net income each year. With the exception of dividends paid by the Municipal Bond Funds, such dividends will be taxable as ordinary income to a Fund's shareholders regardless of whether a distribution is received in cash or reinvested in additional shares. Such ordinary income distributions will qualify for the dividends received deduction for corporations to the extent of the total qualifying dividends received by the distributing Fund from domestic corporations for the taxable year.


               Dividends derived from net capital gains will be taxable to Fund shareholders as long-term capital gains, regardless of how long the shareholders have held the shares and whether such gains are paid in cash or reinvested in Fund shares.


               Dividends paid by a Fund derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gain realized from the sale or other disposition of certain market discount bonds, paid by such Fund to a foreign investor who is the beneficial owner of such Fund's shares generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Fund to such foreign investor generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, unless the foreign investor certifies his non-U.S. residency status.

               Federal regulations generally require the Trust to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends and distributions from net realized securities gains paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a federal income tax return. Furthermore, the IRS may notify the Trust to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a federal income tax return.

               Any dividends declared in October, November or December with a record date before the end of the year will be deemed for federal tax purposes to have been paid by the Fund and received by the shareholders in that year if such dividends are actually paid on or before January 31 of the following year.


               Shareholders considering buying shares of a Fund on or just before the record date of a dividend should be aware that the amount of the dividend payment, although in effect a return of capital, is subject to tax.

               A taxable gain or loss may be realized by a shareholder upon his or her redemption, transfer or exchange of shares of a Fund depending upon the tax basis and their price at the time of redemption, transfer or exchange. If a shareholder has held shares for six months or less and during that time received a distribution taxable as a long-term capital gain, then any loss the shareholder might realize on the sale of those shares will be treated as a long-term loss to the extent of the earlier capital gain distribution.

               It is expected that dividends and certain interest income earned by the International Equity and International Bond Funds from foreign securities will be subject to foreign withholding taxes or other taxes. So long as more than 50% of the value of a Fund's total assets at the close of any taxable year consists of equity securities of foreign corporations, the Fund may elect to treat certain foreign taxes paid by it on behalf of its shareholders. As a consequence, the amount of such foreign taxes paid by a Fund will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and each shareholder will be entitled (a) to credit the shareholders proportionate amounts of such taxes against the shareholders' U.S. federal income tax liabilities, or (b) if the shareholder itemizes his or her deductions, to deduct such proportionate amounts from the his or her U.S. income, should the shareholder so choose.

               Shareholders will be advised at least annually as to the federal income tax consequences of distributions made to them each year.

               The foregoing discussion summarizes some of the important tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Funds should consult their tax advisers with specific reference to their own tax situation.

MUNICIPAL BOND FUNDS


               Dividends derived from tax-exempt interest income ("exempt-interest dividends") paid by the Municipal Bond Funds may be treated by its shareholders as items of interest excludable from their gross income unless under the circumstances applicable to the particular shareholder the exclusion would be disallowed. (See "Additional Information Concerning Taxes" in the Statement of Additional Information.)

               If a Municipal Bond Fund holds certain so-called "private activity bonds," shareholders will need to include as an item of tax preference for purposes of the federal alternative minimum tax that portion of the dividends paid by the Fund derived from interest received on such bonds. In addition, corporate shareholders will need to take into account all exempt-interest dividends paid by a Municipal Bond Fund in determining certain adjustments for the federal alternative minimum tax.


               If a shareholder has held shares for six months or less and during that time received an exempt-interest dividend attributable to those shares, any loss realized on the sale or exchange of those shares will be disallowed to the extent of the exempt-interest dividend.

STATE AND LOCAL


               Dividends paid by the Michigan Municipal Bond Fund that are derived from interest attributable to Michigan Municipal Obligations will be exempt from Michigan income tax, Michigan intangibles tax and Michigan single business tax. Conversely, to the extent that the Fund's dividends are derived from interest on obligations other than Michigan Municipal Obligations or certain U.S. Government Obligations (or are derived from short term or long term gains), such dividends will be subject to Michigan income tax, Michigan intangibles tax and Michigan single business tax, even though the dividends may be exempt for federal income tax purposes. The Fund is unable to predict in advance the portion of its dividends that will be derived from interest on Michigan Municipal Obligations, but will mail to its shareholders not later than sixty days after the close of the Fund's taxable year a written notice containing information as to the interest derived from Michigan Municipal Obligations and exempt from Michigan income tax, Michigan intangibles tax and Michigan single business tax.


               Except as noted above with respect to Michigan income taxation, distributions of net income may be taxable to investors as dividend income under other state or local laws even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

MISCELLANEOUS

               The Trust may be subject to state or local taxes in jurisdictions in which the Trust may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of the Trust and its shareholders under such laws may differ from treatment under federal income tax laws. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes, which may have different consequences from those of the federal income tax law described above.

                           PERFORMANCE INFORMATION

               From time to time, in advertisements or in reports to shareholders the performance of the Funds may be compared to the performance of other mutual funds with similar investment objectives and to stock and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund's shares may be compared to data prepared by Lipper Analytical Services, Inc. In addition, the performance of the Funds may be compared to Standard & Poor's 500 Index, an index of unmanaged groups of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of thirty industrial companies listed on the New York Stock Exchange. Performance data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a Fund.


               A Fund's "yield" refers to the income generated by an investment in a Fund over a thirty-day period for the Asset Allocation, Bond and Municipal Bond Funds identified in the advertisement. This income is then "annualized," i.e., the income generated by the investment during the respective period is assumed to be earned and reinvested at a constant rate and compounded semi-annually and is shown as a percentage of the investment. Each Municipal Bond Fund may from time to time advertise a "tax-equivalent yield" to demonstrate the level of taxable yield necessary to produce an after-tax yield equivalent to that achieved by the Fund. The "tax-equivalent yield" will be computed by dividing the tax-exempt portion of the Fund's yield by a denominator consisting of one minus a stated federal income tax rate and adding the product to that portion, if any, of the Fund's yield which is not tax-exempt.

               The Funds calculate their total returns on an "average annual total return" basis for various periods from the date they commenced investment operations and for other periods as permitted under the rules of the SEC. Average annual total return reflects the average annual percentage change in value of an investment in the Funds over the measuring period. Total returns may also be calculated on an "aggregate total return basis" for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return also reflect changes in the price of a Fund's shares and assume that any dividends and capital gain distributions made by the Fund during the period are reinvested in Fund shares. When considering average total return figures for periods longer than one year, it is important to note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period.


               The total return performance of the Equity Income, Growth, Small-Cap Opportunity and International Bond Funds includes performance of a common trust fund managed by FNBC which had substantially the same investment objective, policies, restriction and methodologies as its corresponding Fund for periods before such Fund's registration statement became effective. The common trust funds were not registered under the 1940 Act and therefore were not subject to certain investment restrictions imposed by the 1940 Act. If the common trust funds had registered under the 1940 Act, performance may have been adversely affected.


               Performance of the Funds is based on historical earnings and will fluctuate and is not intended to indicate future performance. The investment performance of an investment in the Funds will fluctuate so that a shareholder's shares, when redeemed, may be worth more or less than their original cost. A Fund's performance data may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Performance data should also be considered in light of the risks associated with a Fund's portfolio composition, quality, maturity, operating expenses and market conditions. Any fees charged by financial institutions directly to their customer accounts in connection with investments in Fund shares will not be reflected in a Fund's performance calculations.

HISTORICAL PERFORMANCE INFORMATION


               Composite performance is set forth below for the Funds or predecessor funds, as the case may be, for various periods ended December 31, 1996, except as noted (unaudited). Total returns for Class A and Class B shares are set forth at net asset value ("NAV") and the Fund's public offering price or maximum CDSC, as applicable.


                                                                    Average Annual Total Return
                                                   ----------------------------------------------------------------
                                                                                                 Since Inception
                                                   1 Year            5 Years     10 Years       (Inception Date)
ASSET ALLOCATION FUNDS:
Managed Assets Conservative Fund*(1)
  Class A shares (NAV/public offering price)       10.11%/ 4.6O%  10.28%/ 9.15%  11.19%/10.63%  11.66%/10.95%(1/23/86)
  Class B shares (NAV/CDSC)                         8.97%/ 4.97%       N/A              N/A     16.60%/14.67%(3/03/95)
  Class I shares                                          10.43%       N/A              N/A            17.95%(3/03/95)

Managed Assets Balanced Fund*
  Class A shares (NAV/public offering price)       12.99%/ 7.35%       N/A              N/A     10.80%/ 9.81%(1/01/94)
  Class B shares (NAV/CDSC)                             N/A            N/A              N/A      7.29%/ 2.29%(8/26/96)
  Class I shares                                          13.04%       N/A              N/A            10.90%(1/01/94)

Managed Assets Growth Fund
  Class A shares (NAV/public offering price)            N/A            N/A              N/A      0.50%/-4.52%(12/17/96)
  Class B shares (NAV/CDSC)                             N/A            N/A              N/A     -0.40%/-5.28%(12/17/96)
  Class I shares                                        N/A            N/A              N/A             1.00%(12/17/96)

EQUITY FUNDS:
Equity Income Fund(1)
  Class A shares (NAV/public offering price)       19.28%/13.32%       N/A              N/A     25.43%/22.14%(1/27/95)
  Class B shares (NAV/CDSC)                        18.27%/14.27%       N/A              N/A     24.46%/22.75%(1/27/95)
  Class I shares                                          19.57%       N/A              N/A            25.83%(1/27/95)

Growth Fund(2)
  Class A shares (NAV/public offering price)       20.11%/14.11%       N/A              N/A     25.98%/22.67%(1/27/95)
  Class B shares (NAV/CDSC)                        19.04%/15.04%       N/A              N/A     24.98%/23.29%(1/27/95)
  Class I shares                                          20.36%       N/A              N/A            26.32%(1/27/95)

Mid-Cap Opportunity Fund
  Class A shares (NAV/public offering price)       24.91%/18.67%       N/A              N/A     17.45%/16.14%(5/1/92)
  Class B shares (NAV/CDSC)                             N/A            N/A              N/A      7.94%/ 3.07%(9/23/96)
  Class I shares                                          25.03%        17.48%          N/A            16.55%(6/1/91)

Small-Cap Opportunity Fund(1)
  Class A shares (NAV/public offering price)       24.59%/18.36%       N/A              N/A     25.71%/22.42%(5/1/92)
  Class B shares (NAV/CDSC)                        24.42%/20.42%       N/A              N/A     25.08%/23.38%(1/27/95)
  Class I shares                                          25.63%       N/A              N/A            26.40%(1/27/95)

Intrinsic Value Fund
  Class A shares (NAV/public offering price)       23.80%/17.61%       N/A              N/A     13.88%/12.64%(5/1/92)
  Class B shares (NAV/CDSC)                             N/A            N/A              N/A      8.42%/ 3.42%(9/23/96)
  Class I shares                                          23.99%        15.03%          N/A            13.65%(6/1/91)

Growth and Value Fund
  Class A shares (NAV/public offering price)       19.24%/13.29%       N/A              N/A     13.96%/12.72%(5/1/92)
  Class B shares (NAV/CDSC)                             N/A            N/A              N/A      6.10%/ 1.34%(9/23/96)
  Class I shares                                          19.35%        13.94%          N/A            12.40%(6/1/91)

Equity Index Fund
  Class A shares (NAV/public offering price)       22.49%/18.81%       N/A              N/A     16.56%/15.77%(7/10/92)
  Class B shares (NAV/CDSC)                             N/A            N/A              N/A      8.09%/ 5.09%(9/23/96)
  Class I shares                                          22.58%       N/A              N/A            16.58%(7/10/92)

                                     -55-


International Equity Fund

  Class A shares (NAV/public offering price)        7.50%/ 2.13%       N/A              N/A      9.12%/ 6.46% (12/03/94)
  Class B shares (NAV/CDSC)                              N/A           N/A              N/A      2.62%/-2.38% ( 8/26/96)
  Class I shares                                           7.79%       N/A              N/A             9.26% (12/03/94)


BOND FUNDS:
Intermediate Bond Fund
  Class A shares
    (NAV/public offering price)                     5.64%/ 2.48%       N/A              N/A      6.86%/ 6.16% (5/01/92)
  Class B shares (NAV/CDSC)                              N/A           N/A              N/A      3.50%/  .50% (9/23/96)
  Class I shares                                           5.78%        6.35%           N/A             7.42% (6/01/91)


Bond Fund
  Class A shares
    (NAV/public offering price)                     4.98%/ 0.26%       N/A              N/A      8.20%/ 7.14% (5/01/92)
  Class B shares (NAV/CDSC)                              N/A           N/A              N/A      4.29%/ -.71% (8/26/96)
  Class I shares                                           5.08%        7.50%           N/A             8.63% (6/01/91)


Short Bond Fund
  Class A shares
    (NAV/public offering price)                     4.45%/ 3.40%       N/A              N/A      6.31%/ 5.85% (9/17/94)
  Class B shares (NAV/CDSC)                              N/A           N/A              N/A      1.57%  0.57% (9/23/96)
  Class I shares                                           4.56%       N/A              N/A             6.36% (9/17/94)


Income Fund(1)
  Class A shares
    (NAV/public offering price)                     2.75%/-0.33%       N/A              N/A      5.73%/ 4.89% (3/05/93)
  Class B shares (NAV/CDSC)                         2.09%/-0.79%       N/A              N/A      5.34%/ 3.57% (5/31/95)
  Class I shares                                           3.14%       N/A              N/A             5.91% (3/05/93)


International Bond Fund(1)
  Class A shares
     (NAV/public offering price)                    5.62%/ 1.86%       N/A              N/A     13.60%/10.92% (1/27/95)
  Class B shares (NAV/CDSC)                         5.01%/ 1.01%       N/A              N/A     13.16%/11.30% (1/27/95)
  Class I shares                                           5.99%       N/A              N/A            14.30% (1/27/95)


MUNICIPAL BOND FUNDS:
Municipal Bond Fund(3)
  Class A shares
    (NAV/public offering price)                     3.36%/-1.29%   7.49%/6.51%          N/A      8.29%/ 7.73% (3/01/88)
  Class B shares (NAV/CDSC)                         2.56%/-2.33%       N/A              N/A      6.39%/ 4.18% (4/04/95)
  Class I shares                                           3.76%       N/A              N/A             9.25% (2/01/95)


Intermediate Municipal Bond Fund(1)
  Class A shares
    (NAV/public offering price)                     3.69%/-1.29%   6.10%/5.46%          N/A      7.40%/ 7.03% (3/01/88)
  Class B shares (NAV/CDSC)                         2.90%/-2.33%       N/A              N/A      6.77%/ 5.29% (1/30/95)
  Class I shares                                           3.76%       N/A              N/A             7.96% (1/30/95)


Michigan Municipal Bond Fund
  Class A shares
    (NAV/public offering price)                     3.32%/-1.33%       N/A              N/A      6.04%/ 4.80% (2/01/93)
  Class B shares (NAV/CDSC)                              N/A           N/A              N/A      2.45%/-2.55% (9/23/96)
  Class I shares                                           3.44%       N/A              N/A             6.08% (2/01/93)

---------
* During the periods noted, these Asset Allocation Funds invested substantially all of their assets directly in portfolio securities rather than mutual fund shares. Investing in the Underlying Funds through the Asset Allocation Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. Had these additional expenses and tax results been reflected, performance would be reduced.

                                     -56-





(1) Prior to September 21, 1996, the Managed Assets Conservative, Equity Income, Small-Cap Opportunity, Income, International Bond and Intermediate Municipal Bond Funds had no prior operating history. Except as noted below, performance for periods prior to such date is represented by the performance of the Prairie Managed Assets Income, Prairie Equity Income, Prairie Special Opportunity, Prairie Intermediate Bond, Prairie International Bond and Prairie Intermediate Municipal Bond Funds, respectively. On September 21, 1996, the assets and liabilities of these Prairie Funds were transferred to the above stated respective Funds of the Trust. Performance of the Managed Assets Conservative Fund and Intermediate Municipal Bond Fund for periods prior to March 3, 1995 and March 1, 1988, respectively, is represented by the performance of the First Prairie Diversified Assets Fund and the Intermediate Series of the First Prairie Municipal Bond Fund, respectively. The Prairie Managed Assets Income Fund and Prairie Intermediate Municipal Bond Fund commenced operations through a transfer of assets from the First Prairie Diversified Assets Fund and the Intermediate Series of the First Prairie Municipal Bond Fund, respectively.
(2) Performance for periods from January 27, 1995 to August 24, 1996 is represented by the performance of the Prairie Growth Fund. On such date, the assets and liabilities of the Prairie Growth Fund were transferred to the Growth Fund.
(3) Performance for periods prior to September 14, 1996 is represented by the performance of the Prairie Municipal Bond Fund. On such date, the assets and liabilities of the Prairie Municipal Bond Fund were transferred to the Municipal Bond Fund.

                             GENERAL INFORMATION

               The Trust was organized as a Massachusetts business trust on April 21, 1987 under a Declaration of Trust. The Trust is a series fund having twenty-six series of shares of beneficial interest, each of which evidences an interest in a separate investment portfolio. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares and to create an unlimited number of series of shares ("Series") representing interests in a portfolio and an unlimited number of classes of shares within a Series. In addition to the Funds described herein, the Trust offers the following investment portfolios: the Money Market, Treasury Money Market, Municipal Money Market, Michigan Municipal Money Market, Cash Management, U.S. Government Securities Cash Management and Treasury Prime Cash Management Funds.

               Each Fund contained herein and the Money Market Fund offer three classes of shares: Class A, Class B and Class I. The Treasury Money Market, Municipal Money Market and Michigan Money Market Funds offer two classes of shares: Class A and Class I. The Cash Management, U.S. Government Cash Management and Treasury Prime Cash Management Funds offer two Classes of shares: Class S and Class I. Each share has $.10 par value, represents an equal proportionate interest in the related Fund with other shares of the same class outstanding, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of the Board of Trustees.

               Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and each Series entitled to vote on a matter will vote thereon in the aggregate and not by Series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular Series. In addition, shareholders of each of the Series have equal voting rights except that only shares of a particular class within a Series are entitled to vote on matters affecting only that class. Voting rights are not cumulative, and accordingly the holders of more than 50% of the aggregate number of shares of all Trust portfolios may elect all of the Trustees. Each Asset Allocation Fund will vote its Underlying Fund shares in proportion to the votes of all other shareholders of each respective Underlying Funds.


               As of March 31, 1997, FCN and its affiliates held beneficially of record approximately 51.05%, 28.36%, 41.11%, 66.34%, 74.51%, 69.03%,
78.11%, 55.50%, 83.09%, 71.32%, 95.81%, 68.28% and 70.41%, respectively of the outstanding shares of the Managed Assets Balanced, Managed Assets Growth, Growth, Mid-Cap Opportunity, Intrinsic Value, Growth and Value, Equity Index, International Equity, Intermediate Bond, Bond, Short Bond, International Bond and Michigan Municipal Bond Funds, respectively.

               Because NBD serves the Trust as Custodian, the Board of Trustees has established a procedure requiring three annual verifications, two of which are unannounced, of all investments held pursuant to the Custodian Agreement, to be conducted by the Trust's independent accountants.


               The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Trust's By-Laws provide that special meetings of shareholders of any Series shall be called at the written request of shareholders entitled to cast at least 10% of the votes of a Series entitled to be cast at such meeting. The Trust also stands ready to assist shareholder communications in connection with any meeting of shareholders as prescribed in Section 16(c) of the 1940 Act.

               No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the Funds' official sales literature in connection with the offer of the Funds' shares, and, if given or made, such other information or representations must not be relied upon as having been authorized. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made.

                           SUPPLEMENTAL INFORMATION


Ratings

               The ratings of Rating Agencies represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Therefore, although these ratings may be an initial criterion for selection of portfolio investments, the Investment Adviser also will evaluate such obligations and the ability of their issuers to pay interest and principal. Each Fund will rely on the Investment Adviser's judgment, analysis and experience in evaluating the assets of an issuer. Obligations rated in the lowest of the top four investment grade rating categories (Baa by Moody's or BBB by S&P, Fitch, Duff or ASSETS) are considered to have less capacity to pay interest and repay principal and have certain speculative characteristics.

Short-Term Investments


               Each Fund and the Money Market Fund may hold the types of short-term U.S. Government obligations described under "Investment Objectives and Policies--Asset Allocation Funds" above.


U.S. Government Obligations


               U.S. Government obligations include all types of U.S. Government securities, including U.S. Treasury bonds, notes and bills, and obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Tennessee Valley Authority, Resolution Funding Corporation and Maritime Administration. U.S. Government obligations also include interests in the foregoing securities, including collateralized mortgage obligations guaranteed by a U.S. Government agency or instrumentality, and in Government-backed trusts which hold obligations of foreign governments that are guaranteed or backed by the full faith and credit of the United States.

               Obligations of certain U.S. agencies and instrumentalities such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.


Bank Obligations

               Bank obligations in which the Funds and the Money Market Fund may invest include certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, the Funds and the Money Market Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits.

               Obligations issued or guaranteed by foreign branches of U.S. banks (commonly known as "Eurodollar" obligations) or U.S. branches of foreign banks (commonly known as "Yankee dollar" obligations) may be general obligations of the parent bank or obligations only of the issuing branch. Where the obligation is only that of the issuing branch, the parent bank has no legal duty to pay such obligation. Such obligations would thus be subject to risks comparable to those which would be present if the issuing branch were a separate bank. The Money Market Fund will not invest in a Eurodollar obligation if upon making such investment the total Eurodollar obligations which are not general obligations of domestic parent banks would thereby exceed 25% of its total assets.

               Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

               Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by each Fund and the Money Market Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

               Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.


Certain Corporate Obligations


               Commercial paper in which the Funds and the Money Market Fund may invest consists of short-term, unsecured promissory notes issued by domestic or foreign entities to finance short-term credit needs.


Variable and Floating Rate Instruments


               Each Fund and the Money Market Fund may invest in variable and floating rate instruments, including without limitation, for each fund other than the Money Market Fund, inverse floating rate debt instruments ("inverse floaters") some of which may be leveraged. The interest rate of an inverse floater resets in the opposite direction from the market rate of interest to which it is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.


               The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for the Funds and the Money Market Fund to dispose of them if the issuer defaulted on its payment obligation or during periods that a fund is not entitled to exercise demand rights, and the fund could, for these or other reasons, suffer a loss with respect to such instruments. In the absence of an active secondary market, variable and floating rate instruments (including inverse floaters) will be subject to a fund's limitation on illiquid investments. See "Illiquid Securities."

Repurchase and Reverse Repurchase Agreements

               To increase their income, each Fund and the Money Market
Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed-upon date and price ("repurchase agreements"). The Funds and the Money Market Fund will not enter into repurchase agreements with the Investment Adviser, the Distributor, or any of their affiliates, except as may be permitted by the SEC. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price, marked to market daily. Default by the seller would, however, expose a fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

               Each Fund and the Money Market Fund may also obtain funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a fund will sell portfolio securities to financial institutions such as banks and broker-dealers and agree to repurchase them at a particular date and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by a fund may decline below the price of the securities it is obligated to repurchase.

Lending Portfolio Securities

               To increase income or offset expenses, each of the Funds and the Money Market Fund may lend its portfolio securities to financial institutions such as banks and broker dealers in accordance with their investment limitations. Agreements will require that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned plus accrued interest. Collateral for such loans could include cash or securities of the U.S. Government, its agencies or instrumentalities, some of which may bear maturities exceeding 13 months. Such loans will not be made if, as a result, the aggregate of all outstanding loans of a particular fund exceeds one-third of the value of its total assets. Loans of securities involve risk of delay in receiving additional collateral or in recovering the securities loaned or possible loss of rights in the collateral should the borrower of the securities become insolvent. Loans will be made only to borrowers that provide the requisite collateral comprised of liquid assets and when, in the Investment Adviser's judgment, the income to be earned from the loan justifies the attendant risks.

Zero Coupon Obligations

               Each Fund and the Money Market Fund may invest in zero coupon obligations which are discount debt obligations that do not make periodic interest payments although income is generally imputed to the holder on a current basis. Such obligations may have higher price volatility than those which require the payment of interest periodically. The Investment Adviser will consider the liquidity needs of a fund when any investment in zero coupon obligations is made.

               Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, each of the Funds and the Money Market Fund that invests in such securities may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. Such fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income may be reduced as a result.

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When Issued Purchases and Forward Commitments

               The Funds and the Money Market Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by a fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the fund to lock-in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the yield obtained in a transaction may be less favorable than the yield available in the market when the securities delivery takes place. Each fund's forward commitments and when-issued purchases are not expected to exceed 25% of the value of its total assets absent unusual market conditions. A fund does not earn income with respect to these transactions until the subject securities are delivered to the fund. The Funds, and the Money Market Fund, do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their investment objectives.

Foreign Securities

               Investments by the Asset Allocation, Equity and Bond Funds and the Money Market Fund in foreign securities, with respect to certain foreign countries, expose them to the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets or diplomatic developments that could affect investment within those countries. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States. In addition, there may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. Because of these and other factors, securities of foreign companies acquired by the funds may be subject to greater fluctuation in price than securities of domestic companies.

               Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Some currency exchange costs may be incurred when a fund changes investments from one country to another.

               Furthermore, some securities may be subject to brokerage taxes levied by foreign governments, which have the effect of increasing the costs of such investments and reducing the realized gain or increasing the realized loss on such securities at the time of sale. Income received by the funds from sources within foreign countries may be reduced by withholding or other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. All such taxes paid by a fund will reduce its net income available for distribution to investors.

Depository Receipts

               Each Asset Allocation and Equity Fund may invest in securities of foreign issuers in the form of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and similar securities representing securities of foreign issuers. These securities may not be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. Certain such institutions issuing ADRs may not be sponsored by the issuer. A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangements with the issuer. EDRs are receipts issued by a European financial institution evidencing ownership of the underlying foreign securities and are generally denominated in foreign currencies. Generally, EDRs, in bearer form, are designed for use in the European securities markets.

Supranational Bank Obligations


               The Asset Allocation, Equity and Bond Funds and the Money Market Fund may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.


Convertible Securities


               Each Fund may invest in convertible securities. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.


Securities of Investment Companies

               Each Fund and the Money Market Fund may invest in securities issued by open-end (and closed-end for the Funds) investment companies which principally invest in securities in which such fund invests. Under the 1940 Act, a fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the fund's net assets with respect to any one investment company and (iii) 10% of the fund's net assets in the aggregate. Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers' commissions. As a shareholder of another investment company, each of the Funds and the Money Market Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a fund bears directly in connection with its own operations.

Asset Backed Securities


               Asset Backed Securities acquired by the Asset Allocation, Equity and Bond Funds consist of both mortgage and non-mortgage backed securities. Asset backed securities held by the Funds arise through the grouping by governmental, government-related and private organizations of loans, receivables and other assets originated by various lenders ("Asset Backed Securities"), as described below.

               The yield characteristics of Asset Backed Securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e. loans) generally may be prepaid at any time. As a result, if an Asset Backed Security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an Asset Backed Security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the average weighted maturity of the Funds, the maturity of Asset Backed Securities will be based on estimates of average life.

               Prepayments on Asset Backed Securities generally increase with falling interest rates and decrease with rising interest rates. Prepayment rates are also influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise the value of an Asset Backed Security with prepayment features may not increase as much as that of other fixed income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

               These characteristics may result in higher level of price volatility for these assets under certain market conditions. In addition, while the trading market for short-term mortgages and Asset Backed Securities is ordinarily quite liquid, in times of financial stress the trading market for these securities sometimes becomes restricted.

               Mortgage backed securities represent an ownership interest in a pool of mortgages, the interest on which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, although not necessarily by the U.S. Government itself. Mortgage backed securities include collateralized mortgage obligations ("CMOs"), real estate investment trusts ("REITs") and mortgage pass-through certificates.

               CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. The multiple class securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, including the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by trusts formed by private originators of, or investors in, mortgage loans. Classes in CMOs which the Funds may hold are known as "regular" interests. CMOs also issue "residual" interests, which in general are junior to and more volatile than regular interests. The Funds do not intend to purchase residual interests.

               Mortgage pass-through certificates provide the holder with a pro rata interest in the underlying mortgages. One type of such certificate in which the Funds may invest is a GNMA Certificate which is backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Another type is a FNMA Certificate, the principal and interest of which are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. Government. Another type is a FHLMC Participation Certificate which is guaranteed by FHLMC as to timely payment of principal and interest. However, like a FNMA security, it is not guaranteed by the full faith and credit of the U.S. Government. Privately issued mortgage backed securities will carry a rating at the time of purchase of at least A by S&P or by Moody's or, if unrated, will be in the Investment Adviser's opinion equivalent in credit quality to such rating. Mortgage backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.


               The Funds may also invest in non-mortgage backed securities including interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Non-mortgage backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities.


               Non-mortgage backed securities involve certain risks that are not presented by mortgage backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Most issuers of motor vehicle receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related motor vehicle receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the motor vehicle receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.


Stripped Government Obligations


               The Asset Allocation, Bond and Municipal Bond Funds and the Money Market Fund may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their "face value," and, for each fund other than the Money Market Fund, may include stripped mortgage backed securities ("SMBS"), which are derivative multi- class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

               SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. With respect to investments in interest only securities, should the underlying obligations experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments may be more volatile in response to change in interest rates. The yields on a class SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage backed obligations because their cash flow patterns are more volatile. For interest only securities, there is a greater risk that the initial investment will not be fully recouped.


Municipal and Related Obligations

               Municipal Obligations that may be acquired by the Asset Allocation, Bond and Municipal Bond Funds may include general obligations, revenue obligations, notes and moral obligations bonds. Each of these Funds, other than the Municipal Bond Funds, currently intend to invest no more than 25% of its total assets in Municipal Obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility, class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source such as the user of the facility being financed. Private activity bonds (i.e. bonds issued by industrial development authorities) are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of a private activity bond is usually directly related to the credit standing of the private user of the facility involved. From time to time, a Municipal Bond Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the nongovernmental users. The Municipal Bond Funds may invest without limitation in such Municipal Obligations if the Investment Adviser determines that their purchase is consistent with such Fund's investment objective. Although interest paid on private activity bonds is exempt from regular federal income tax, it may be treated as a specific tax preference item under the federal alternative minimum tax. Where a fund receives such interest, a proportionate share of its exempt-interest dividends also may be treated as a tax preference item to the recipient shareholders. See "Description of the Funds -- Risk Factors--Municipal Obligations." See also "Taxes."


               Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Moral obligation bonds are normally issued by a special purpose public authority. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Municipal Obligations also include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. The Investment Adviser will only invest in rated municipal lease/purchase agreements.

               There are, of course, variations in the quality of Municipal Obligations both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

               Each Municipal Bond Fund may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects, or securities of issuers that are located in the same state. As a result, a Municipal Bond Fund may be subject to greater risk as compared to a fund that does not follow this practice.

               Certain municipal lease/purchase obligations in which the Municipal Bond Funds may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non- appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, the Investment Adviser will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.


               Among other securities, the Municipal Bond Funds may purchase short-term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax or other funds, the proceeds of bonds or other revenues.


               Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issues at the time of issuance. Neither the Funds nor the Investment Adviser will review the proceedings relating to the issuance of Municipal Obligations or the bases for such opinions.


Custodial Receipts and Certificates of Participation


               The Asset Allocation, Bond and Municipal Bond Funds and the Money Market Fund may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) where the trust participations evidence ownership in either the future interest payments or the future principal payments on the U.S. Treasury obligations. These participations are normally issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.


               Securities acquired by the Municipal Bond Funds may be in the form of custodial receipts evidencing rights to receive a specific future interest payment, principal payment or both on certain Municipal Obligations. Such securities are held in custody by a bank on behalf of holders of the receipts. These custodial receipts are known by various names, including "Municipal Receipts," "Municipal Certificates of Accrual on Tax-Exempt Securities" ("M-CATS") and "Municipal Zero-Coupon Receipts." The Municipal Bond Funds may also purchase from time to time certificates of participation that, in the opinion of counsel to the issuer, are exempt from federal income tax. A certificate of participation gives a Fund an undivided interest in a pool of Municipal Obligations. Certificates of participation may have fixed, floating or variable rates of interest. If a certificate of participation is unrated, the Investment Adviser will have determined that the instrument is of comparable quality to those instruments in which the Investment Adviser may invest pursuant to guidelines approved by the Board of Trustees.

Tender Option Bonds

               The Municipal Bond Funds may hold tender option bonds, which are Municipal Obligations (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that have been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Investment Adviser, on behalf of a Fund, will consider on an ongoing basis the assets of the issuer of the underlying Municipal Obligation, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons.

Stand-By Commitments

               The Asset Allocation, Bond and Municipal Bond Funds may acquire "stand-by commitments" with respect to Municipal Obligations held in their portfolios. Under a stand-by commitment, a Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment therefore is subject to the ability of the seller to make payment on demand. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. A Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such securities yield to investors.

Options Transactions

               Each Fund is permitted to invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. Options transactions are a form of derivative security.

               Each Fund is permitted to purchase call and put options in respect of specific securities (or groups or "baskets" of specific securities) in which the Fund may invest. A Fund may write (i.e., sell) covered call option contracts on securities owned by the Fund not exceeding 25% of the market value of its net assets at the time such option contracts are written. Each Fund also may purchase call options to enter into closing purchase transactions. The Funds also may write covered put option contracts to the extent of 25% of the value of their net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period. A covered put option sold by a Fund exposes it during the term of the option to a decline in price of the underlying security or securities. A put option sold by a Fund is covered when, among other things, cash or liquid securities are placed in a segregated account with the Fund's custodian to fulfill the obligation undertaken.

               The Asset Allocation Funds, the International Equity Fund and the International Bond Fund may also purchase and sell call and put options on foreign currency for the purpose of hedging against changes in future currency exchange rates. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires.


               Each Fund also may purchase cash-settled options on interest rate swaps, interest rate swaps denominated in foreign currency and equity index swaps. See "Interest Rate and Equity Index Swaps" below. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.


               Each Fund may purchase and sell call and put options on stock indexes listed on U.S. securities exchanges or traded in the over-the-counter market. A stock index fluctuates with changes in the market values of the stocks included in the index. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock.

Futures Contracts and Options on Futures Contracts


               Each Fund may enter into futures contracts and options on future contracts. The Equity Funds may enter into stock index futures contracts and all Funds may enter into interest rate futures contracts and currency futures contracts, and options with respect thereto. See "Options Transactions" above. These transactions will be entered into as a substitute for comparable market positions in the underlying securities or for hedging purposes. A Fund may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. To the extent a Fund engages in the use of futures and options on futures for other than bona fide hedging purposes, the Fund may be subject to additional risk. Although none of these Funds would be a commodity pool, each would be subject to rules of the CFTC limiting the extent to which it could engage in these transactions. Futures and options transactions are a form of derivative security. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

Foreign Currency Transactions

               The Asset Allocation , International Equity and International Bond Funds may engage in currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through entering into forward contracts to purchase or sell currencies. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which must be more than two days from the date of the contract, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers. They may be used to reduce the level of volatility caused by changes in foreign currency exchange rates or when such transactions are economically appropriate for the reduction of risks in the ongoing management of the Funds. Although forward currency exchange contracts may be used to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such currency increase. The Funds also may combine forward currency exchange contracts with investments in securities denominated in other currencies.

               Each of these Funds also may maintain short positions in forward currency exchange transactions, which would involve it agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive in the exchange.

Options on Foreign Currency

               The Asset Allocation Funds, the International Equity Fund and the International Bond Fund may purchase and sell call and put options on foreign currency for the purpose of hedging against changes in future currency exchange rates. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. The Funds may use foreign currency options for the same purposes as forward currency exchange and futures transactions, as described herein. See also "Options" and "Currency Futures and Options on Currency Futures" below.

Risks Associated with Futures, Options and Foreign Currency Transactions and Options


               To the extent a Fund is engaging in a futures or option transaction as a hedging device, due to the risk of an imperfect correlation between securities in its portfolio that are the subject of a hedging transaction and the futures contract or option used as a hedging device, it is possible that the hedge will not be fully effective. In futures contracts and options based on indices, the risk of imperfect correlation increases as the composition of the Fund varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of contracts, the Fund may buy or sell futures contracts and options in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established.

               Successful use of futures and options by a Fund also is subject to the Investment Adviser's ability to predict correctly movements in the direction of securities prices, interest rates, currency exchange rates and other economic factors. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

               Although a Fund intends to enter into futures contracts and options transactions only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. See "Illiquid Securities" above. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If it is not possible, or the Fund determines not, to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may offset partially or completely losses on the futures contract.

               Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. The foreign currency market offers less protection against defaults in the forward trading of currencies than is available when trading in currencies occurs on an exchange. Since a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or resale, if any, at the current market price.

               Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance on the contract. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not.


Interest Rate and Equity Index Swaps


               Each Fund may enter into interest rate swaps and equity index swaps, to the extent described under "Description of the Funds--Management Policies," in pursuit of their respective investment objectives. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Equity index swaps involve the exchange by a Fund with another party of cash flows based upon the performance of an index or a portion of an index which usually includes dividends. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. Swaps are a form of derivative security.


               Each Fund usually will enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If a Fund enters into a swap, it would maintain a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. The Funds will enter into swap transactions with counterparties only if: (1) for transactions with maturities under one year, such counterparty has outstanding short-term paper rated at least A-1 by S&P, Prime-1 by Moody's, F-1 by Fitch or Duff-1 by Duff, or (2) for transactions with maturities greater than one year, the counterparty has outstanding debt securities rated at least Aa by Moody's or AA by S&P, Fitch or Duff.

               The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit on the amount of swap transactions that may be entered into by a Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap defaults, the relevant Fund's risk of loss consists of the net amount of payments that such Fund contractually is entitled to receive.


Illiquid Securities

               Each Fund and the Money Market Fund will not knowingly invest more than 15% (10% for the Money Market Fund) of the value of their respective total net assets in securities that are illiquid. Securities having legal or contractual restrictions on resale or no readily available market, and instruments (including repurchase agreements, variable and floating rate instruments and time deposits) that do not provide for payment to the Funds within seven days after notice are subject to this limitation. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed to be illiquid for purposes of this limitation.

               The Funds and the Money Market Fund may purchase securities which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered to be illiquid so long as it is determined by the Board of Trustees or the Investment Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund and the Money Market Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. The ability to sell to qualified institutional buyers under Rule 144A is a recent development, and it is not possible to predict how this market will develop. The Board of Trustees will carefully monitor any investments by a fund in these securities.

Portfolio Turnover

               Generally, the Funds will purchase securities for capital appreciation or investment income, or both, and not for short-term trading profits. However, a Fund may sell a portfolio investment soon after its acquisition if the Investment Adviser believes that such a disposition is consistent with or in furtherance of the Fund's investment objective. Fund investments may be sold for a variety of reasons, such as more favorable investment opportunities or other circumstances. As a result, such Funds are likely to have correspondingly greater brokerage commissions and other transaction costs which are borne indirectly by shareholders. Portfolio turnover may also result in the realization of substantial net capital gains.

               Asset reallocation decisions for the Asset Allocation Funds typically will occur on a monthly basis. However, if market conditions warrant, the Investment Adviser may make more frequent reallocation decisions which will result in a higher portfolio turnover rate. The Asset Allocation Funds will purchase or sell shares of the Underlying Funds: (a) to accommodate purchases and redemptions of each Asset Allocation Fund's shares;
(b) in response to market or other economic conditions; and (c) to maintain or modify the allocation of each Asset Allocation Fund's assets among the Underlying Funds within its target asset allocation ranges. See "Taxes--Federal" in the Prospectus and "Additional Information Concerning Taxes" in the Statement of Additional Information. While it is not possible to accurately predict portfolio turnover rates, the annual turnover rate for the Managed Assets Growth Fund is not expected to exceed 100%.

[ Back cover ]


THE PEGASUS FUNDS

Pegasus Equity Funds
Equity Income Fund
Intrinsic Value Fund
Growth and Value Fund
Equity Index Fund
Growth Fund
Mid-Cap Opportunity Fund
Small-Cap Opportunity Fund
International Equity Fund

Pegasus Managed Assets Funds
Managed Asset Conservative Fund
Managed Asset Balanced Fund
Managed Asset Growth Fund

Pegasus Fixed Income Funds
Short Bond Fund
Intermediate Bond Fund
Income Fund
Bond Fund
International Bond Fund

Pegasus Tax-Exempt Fixed Income Funds
Intermediate Municipal Bond Fund
Municipal Bond Fund
Michigan Municipal Bond Fund


[logo]       PEGASUS FUNDS
             Strength in Investing

PRO-4 97

PROSPECTUS                                                    April 30, 1997

-----------------------------------------------------------------------------


                                PEGASUS FUNDS
                                 c/o NBD Bank
                               900 Tower Drive
                             Troy, Michigan 48098


                  24 Hour yield and performance information
                       Purchase and Redemption orders:
                                (800) 688-3350


-----------------------------------------------------------------------------

        Pegasus Funds (the "Trust") is offering in this Prospectus Class I shares in the following six investment portfolios (the "Funds"), divided into four general fund types: Asset Allocation; Equity; Bond; and Money Market. The Asset Allocation, Equity and Bond Funds are sometimes collectively referred to as "Non-Money Market Funds."

ASSET ALLOCATION FUNDS                      BOND FUND

The Managed Assets Conservative Fund        The Bond Fund
The Managed Assets Balanced Fund

EQUITY FUNDS                                MONEY MARKET FUND

The Mid-Cap Opportunity Fund                The Money Market Fund
The Growth and Value Fund


        By this Prospectus, Class I shares of each Fund are being offered without a sales charge to certain qualified employee benefit plans.

        This Prospectus sets forth concisely information that a prospective investor should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Trust, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by writing to the Trust at the above address. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference into this Prospectus in its entirety.

        Investors should recognize that the share price, yield and investment return of each Fund fluctuate and are not guaranteed.

SHARES OF THE TRUST ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY, FIRST CHICAGO NBD CORPORATION OR ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY GOVERNMENTAL AGENCY. INVESTMENT IN THE TRUST INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT THE MONEY MARKET FUND WILL BE ABLE TO MAINTAIN A CONSTANT NET ASSET VALUE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              TABLE OF CONTENTS


HIGHLIGHTS.............................................................  i

FUND EXPENSES.......................................................... ii

FINANCIAL HIGHLIGHTS...................................................  3

DESCRIPTION OF THE FUNDS............................................... 10

HOW TO BUY SHARES...................................................... 25

HOW TO EXCHANGE SHARES................................................. 27

HOW TO REDEEM SHARES................................................... 27

MANAGEMENT OF THE TRUST................................................ 28

DIVIDENDS AND DISTRIBUTIONS............................................ 32

TAXES.................................................................. 32

PERFORMANCE INFORMATION................................................ 33

GENERAL INFORMATION.................................................... 36

SUPPLEMENTAL INFORMATION...............................................A-1

                                  HIGHLIGHTS

The following summary is qualified in its entirety by the more detailed information appearing elsewhere in this Prospectus.

Investment Objectives and Management Policies

        Each Fund's investment objective is set forth on pages ___ and ___ of this Prospectus. Each Asset Allocation Fund will invest substantially all of its assets (other than securities it holds as of the date of this Prospectus and certain other direct investments) in Class I shares in each of the Funds described in this Prospectus and in Class I shares of the following funds of the Trust which are also described in this Prospectus and whose shares are offered by a separate Prospectus ("Additional Pegasus Funds"): Equity Income Fund, Growth Fund, Small-Cap Opportunity Fund, Intrinsic Value Fund, Equity Index Fund, International Equity Fund, Intermediate Bond Fund, Short Bond Fund, Income Fund, and International Bond Fund. The Funds and the Additional Pegasus Funds in which the Asset Allocation Funds invest are collectively referred to as the "Underlying Funds."


Investment Adviser

        First Chicago NBD Investment Management Company ("FCNIMCO") serves as each Fund's investment adviser ("Investment Adviser"). Each Fund has agreed to pay the Investment Adviser an annual fee as set forth under "Management of the Funds."

How To Buy Shares

        Class I shares are sold at net asset value with no sales charge to certain qualified benefit plans, among others. Investors purchasing Class I shares through their Eligible Retirement Plans (as defined under "How to Buy Shares") should contact such plans directly for appropriate instructions, as well as for information about conditions pertaining to the plans and any related fees. Class I shares may be purchased for an Eligible Retirement Plan only by a custodian, trustee, investment manager or other entity authorized to act on behalf of such plan.

        See "How to Buy Shares" on page ___ of this Prospectus.


How To Redeem Shares

        Generally, investors should contact their plan administrator for redemption instructions.

        See "How to Redeem Shares" on page ___ of this Prospectus.

                                FUND EXPENSES

        The purpose of the following tables is to assist investors in understanding the various costs and expenses that an investor in a Fund will bear, the payment of which will reduce an investor's return on an annual basis.

                                         EXPENSE TABLE

----------------------------------------------------------------------

Shareholder Transaction Expenses                   All Funds
----------------------------------------------------------------------
Maximum Sales Charge
  Imposed on Purchases (as a
  percentage of offering price)                       None

Sales Charge on Reinvested
  Dividends                                           None

Maximum Deferred Sales
  Charge Imposed On Redemptions
  (as a percentage of the amount
  subject to charge)                                  None

Redemption Fees                                       None

Exchange Fees                                         None



ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets)

                                    Management Fees                                    Total Operating
                                     After Waivers    12b-1 Fees    Other Expenses(1)    Expenses(1)
------------------------------------------------------------------------------------------------------
ASSET ALLOCATION FUNDS:
Managed Assets Conservative Fund(2)      0.61%(3)        None             0.36%            0.97%(3)
Managed Assets Balanced Fund(2)          0.50%(3)        None             0.46%            0.96%(3)

EQUITY FUNDS:
Mid-Cap Opportunity Fund                 0.60%           None             0.25%            0.85%
Growth and Value Fund                    0.60%           None             0.26%            0.86%

BOND FUND:
Bond Fund                                0.40%           None             0.21%            0.61%

MONEY MARKET FUND:
Money Market Fund                        0.29%           None             0.21%            0.50%

(1) Other Expenses and Total Operating Expenses: for each Fund have been restated to reflect current expenses; and for the Asset Allocation Funds include expenses (including management fees) borne indirectly by them in connection with their investments in the Underlying Funds.

(2) Management fees After Waivers, Other Expenses and Total Operating Expenses of the Asset Allocation Funds have been calculated based upon certain assumptions, including assumptions about the allocation of each Asset Allocation Fund's assets among the Underlying Funds. Management Fees After Waivers and Other Expenses of the Asset Allocation Funds will differ from the amounts shown depending upon the actual allocation of an Asset Allocation Fund's assets among the Underlying Funds.


                                      ii



(3) Absent fee waivers and/or expense reimbursements, Total Operating Expenses applicable to Class I shares of the Managed Assets
      Conservative and Managed Assets Balanced Funds would have been 1.01% and 1.11%, respectively.


Examples

Based upon the assumptions in the foregoing chart, an investor would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and
(2) redemption at the end of each period:


                                    1 Year  3 Years 5 Years 10 Years
                                    ------  ------- ------- --------
Managed Assets Conservative Fund     $10      $31     $54     $119
Managed Assets Balanced Fund         $10      $31     $53     $118
Mid-Cap Opportunity Fund             $ 9      $27     $47     $105
Growth and Value Fund                $ 9      $28     $48     $106
Bond Fund                            $ 6      $20     $34     $ 76
Money Market Fund                    $ 5      $16     $28     $ 63


THE AMOUNTS LISTED IN THE EXAMPLES SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE EACH EXAMPLE ASSUMES A 5% ANNUAL RETURN, A FUND'S ACTUAL PERFORMANCE MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%. THE EXAMPLES DO NOT REFLECT ANY FEES RELATED TO AN INVESTOR'S EMPLOYEE BENEFIT PLAN.

                                PEGASUS FUNDS


Asset Allocation Funds

        These Funds offer investors a convenient means of investing in shares of the Underlying Funds in order to achieve a target asset allocation in the Equity, Debt and Cash Equivalent market sectors:

        The Managed Assets Conservative Fund seeks to provide long-term total return; capital appreciation is a secondary consideration.

        The Managed Assets Balanced Fund seeks to achieve long-term total return through a combination of capital appreciation and current income.

Equity Funds

        These Funds will invest principally in common stocks, preferred stocks and convertible securities, including those in the form of depository receipts, as well as warrants to purchase such securities (collectively, "Equity Securities"):

        The Mid-Cap Opportunity Fund seeks to achieve long-term capital appreciation. In seeking to achieve its objective, this Fund will invest primarily in Equity Securities of companies with intermediate market capitalizations.

        The Growth and Value Fund seeks to achieve long-term capital growth, with income a secondary consideration. In seeking to achieve its objective, this Fund will invest primarily in Equity Securities of larger companies that are attractively priced relative to their growth potential.

Bond Fund

        This Fund will invest principally in a broad range of debt securities ("Debt Securities"). Debt Securities in which the Bond Fund normally invests include: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) corporate, bank and commercial obligations; (iii) securities issued or guaranteed by foreign governments, their agencies or instrumentalities; (iv) securities issued by supranational banks; (v) mortgage backed securities; (vi) securities representing interests in pools of assets; and (vii) variable-rate bonds, zero coupon bonds, debentures, and various types of demand instruments. Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities may include mortgage backed securities, as well as "stripped securities" (both interest-only and principal-only) and custodial receipts for Treasury securities:

        The Bond Fund seeks to maximize total rate of return by investing predominantly in intermediate and long-term Debt Securities. During normal market conditions, the Fund's average weighted portfolio maturity is expected to be between 6 and 12 years.

Money Market Fund


        This Fund seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, the Fund uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the 1940 Act:

        The Money Market Fund seeks to provide a high level of current income consistent with the preservation of capital and liquidity. This Fund will invest in high quality "money market" instruments described on page ___.

                             FINANCIAL HIGHLIGHTS


        The tables below provide supplementary information to the Funds' financial statements which are incorporated by reference in their Statement of Additional Information and set forth certain information concerning the historic investment results of Fund shares. They present a per share analysis of how each Fund's net asset value has changed during the periods presented. The tables, with respect to the Funds for the fiscal year ended December 31, 1996, and, with respect to the Managed Assets Balanced, Mid-Cap Opportunity, Growth and Value, Bond and Money Market Funds for the periods prior to December 31, 1995, have been derived from such Funds' financial statements which have been audited by Arthur Andersen LLP, the Trust's independent public accountants, whose report thereon is incorporated by reference in the Statement of Additional Information along with the financial statements. The table, with respect to the Managed Assets Conservative Fund for the fiscal period ended December 31, 1995, has been derived from the financial statements which have been audited by Ernst & Young LLP, such Fund's prior independent auditors, whose report dated February 23, 1996 expressed an unqualified opinion on such financial statements. The financial data included in these tables should be read in conjunction with the financial statements and related notes incorporated by reference in the Statement of Additional Information. Further information about the performance of the Funds is available in annual reports to shareholders. The Statement of Additional Information and annual reports to shareholders may be obtained from the Trust free of charge by calling (800) 688-3350.

For a Share Outstanding Throughout the Period




                                       Net Realized
                                       and           Distri-     Distri-
                Net Asset              Unrealized    butions     butions
                Value      Net         Gains         from Net    from      Total    Net Asset
                Beginning  Investment  (Losses) on   Investment  Realized  Distri-  Value End  Total
                of Period  Income      Investments   Income      Gains     butions  of Period  Return(2)
                ---------  ----------  ------------  ----------  --------  -------  ---------  ---------
Managed Assets Conservative Fund

Class I Shares
1996             $14.57       0.60         0.89        (0.59)     (0.09)   (0.68)    $15.38     10.43%
1995(1)          $12.42       0.57         2.18        (0.57)     (0.03)   (0.60)    $14.57     22.55%++

                                                    Ratio
                                                    of Net
                                    Ratio of        Investment
                        Ratio of    Expenses        Income
                        Net         to Average      to Average
Net Assets  Ratio of    Investment  Net Assets      Net Assets
End of      Expenses    Income      (Excluding Fee  (Excluding Fee  Portfolio  Average
Period      to Average  to Average  Waivers and     Waivers and     Turnover   Commission
(000)       Net Assets  Net Assets  Reimbursements) Reimbursements) Rate       Rate
----------  ----------  ----------  --------------- --------------- ---------  ----------
$1,501       0.93%       3.89%         1.19%           3.63%         63.41%     $0.05
$1,294       0.77%+      5.12%+        1.22%+          4.66%+         8.23%++      --


-------------------------
(1) For the period March 3, 1995 (initial offering date of Class I Shares) through December 31, 1995.

(2) Total returns as presented do not include any applicable sales load or redemption charges.

 +  Annualized.
++  Not annualized.




                                       Net Realized
                                       and           Distri-     Distri-
                Net Asset              Unrealized    butions     butions
                Value      Net         Gains         from Net    from      Total    Net Asset
                Beginning  Investment  (Losses) on   Investment  Realized  Distri-  Value End  Total
                of Period  Income      Investments   Income      Gains     butions  of Period  Return(2)
                ---------  ----------  ------------  ----------  --------  -------  ---------  ---------
Managed Assets Balanced Fund

Class I Shares
1996             $11.24       0.39         1.02        (0.38)     (0.68)    (1.06)   $11.59     13.04%
1995             $ 9.53       0.35         1.83        (0.35)     (0.12)    (0.47)   $11.24     23.18%
1994             $10.00       0.28        (0.48)       (0.27)        --     (0.27)   $ 9.53     (1.95)%

                                                    Ratio
                                                    of Net
                                    Ratio of        Investment
                        Ratio of    Expenses        Income
                        Net         to Average      to Average
Net Assets  Ratio of    Investment  Net Assets      Net Assets
End of      Expenses    Income      (Excluding Fee  (Excluding Fee  Portfolio  Average
Period      to Average  to Average  Waivers and     Waivers and     Turnover   Commission
(000)       Net Assets  Net Assets  Reimbursements) Reimbursements) Rate       Rate
----------  ----------  ----------  --------------- --------------- ---------  ----------
$101,596      0.94%        3.28%         1.01%           3.21%       50.05%       $0.07
$ 83,638      0.91%        3.40%         1.09%           3.22%       31.76%          --
$ 45,999      0.85%        3.41%         1.56%           2.70%       37.49%          --

---------------------------
(2) Total returns as presented do not include any applicable sales load or redemption charges.

                                       Net Realized
                                       and           Distri-     Distri-   Distri-
                Net Asset              Unrealized    butions     butions   butions in
                Value      Net         Gains         from Net    from      Excess of   Tax        Total
                Beginning  Investment  (Losses) on   Investment  Realized  Realized    Return of  Distri-
                of Period  Income      Investments   Income      Gains     Gains       Capital    butions
                ---------  ----------  ------------  ----------  --------  -------     ---------  -------
Mid-Cap Opportunity Fund

Class I Shares
1996             $15.15       0.04         3.74        (0.04)     (1.28)      --            --      (1.32)
1995             $13.34       0.06         2.57        (0.06)     (0.76)      --            --      (0.82)
1994             $14.49       0.07        (0.54)       (0.07)     (0.49)   (0.02)        (0.10)     (0.68)
1993             $12.37       0.10         2.87        (0.10)     (0.75)      --            --      (0.85)
1992             $10.40       0.11         2.43        (0.11)     (0.46)      --            --      (0.57)
1991(3)          $10.00       0.09         0.43        (0.09)     (0.03)      --            --      (0.12)

                                             Ratio of
                                             Net
                     Net Assets  Ratio of    Investment
Net Asset            End of      Expenses    Income      Portfolio  Average
Value End  Total     Period      to Average  to Average  Turnover   Commission
of Period  Return(2) (000)       Net Assets  Net Assets  Rate       Rate
---------  --------- ----------  ----------  ----------  ---------  ----------
$17.61      25.03%   $677,608      0.81%       0.24%       34.87%      $0.04
$15.15      19.88%   $579,094      0.89%       0.37%       53.55%         --
$13.34      (3.27)%  $460,673      0.90%       0.53%       37.51%         --
$14.49      24.01%   $311,688      0.86%       0.71%       33.99%         --
$12.37      24.56%   $161,312      0.84%       1.09%       34.44%         --
$10.40       8.92%+  $108,046      0.84%+      1.56%+       2.92%         --

---------------------------
(2) Total returns as presented do not include any applicable sales load or redemption charges.

(3)  For the period June 1, 1991 (commencement of operations) to December 31,
     1991.

 +   Annualized.

                                       Net Realized
                                       and           Distri-     Distri-   Distri-
                Net Asset              Unrealized    butions     butions   butions in
                Value      Net         Gains         from Net    from      Excess of   Tax        Total
                Beginning  Investment  (Losses) on   Investment  Realized  Realized    Return of  Distri-
                of Period  Income      Investments   Income      Gains     Gains       Capital    butions
                ---------  ----------  ------------  ----------  --------  -------     ---------  -------
Growth and Value Fund

Class I Shares
1996             $13.16       0.18         2.36        (0.17)     (1.41)      --            --      (1.58)
1995             $10.67       0.21         2.76        (0.22)     (0.26)      --            --      (0.48)
1994             $11.16       0.23        (0.17)       (0.21)     (0.30)   (0.01)        (0.03)     (0.55)
1993             $10.51       0.20         1.24        (0.20)     (0.59)      --            --      (0.79)
1992             $ 9.86       0.22         0.75        (0.22)     (0.10)      --            --      (0.32)
1991(3)          $10.00       0.14        (0.14)       (0.14)        --       --            --      (0.14)

                                             Ratio of
                                             Net
                     Net Assets  Ratio of    Investment
Net Asset            End of      Expenses    Income      Portfolio  Average
Value End  Total     Period      to Average  to Average  Turnover   Commission
of Period  Return(2) (000)       Net Assets  Net Assets  Rate       Rate
---------  --------- ----------  ----------  ----------  ---------  ----------
$14.12      19.35%   $733,632      0.80%       1.28%       43.21%      $0.04
$13.16      28.04%   $687,295      0.84%       1.73%       26.80%         --
$10.67       0.55%   $529,097      0.84%       2.07%       28.04%         --
$11.16      13.79%   $400,168      0.83%       1.84%       42.31%         --
$10.51       9.87%   $283,007      0.83%       2.20%       16.28%         --
$ 9.86       0.17%+  $238,086      0.85%+      2.65%+       0.94%         --

---------------------------
(2) Total returns as presented do not include any applicable sales load or redemption charges.

(3) For the period June 1, 1991 (commencement of operations) through December 31, 1991.

 +  Annualized.

                                       Net Realized
                                       and           Distri-     Distri-
                Net Asset              Unrealized    butions     butions
                Value      Net         Gains         from Net    from       Total
                Beginning  Investment  (Losses) on   Investment  Realized   Distri-
                of Period  Income      Investments   Income      Gains      butions
                ---------  ----------  ------------  ----------  --------   -------
Bond Fund

Class I Shares
1996             $10.45       0.68        (0.18)       (0.68)        --      (0.68)
1995             $ 9.01       0.63         1.45        (0.64)        --      (0.64)
1994             $10.32       0.61        (1.31)       (0.59)     (0.02)     (0.61)
1993             $10.25       0.76         0.38        (0.76)     (0.31)     (1.07)
1992             $10.55       0.83        (0.17)       (0.83)     (0.13)     (0.96)
1991(3)          $10.00       0.51         0.57        (0.51)     (0.02)     (0.53)

                                             Ratio of
                                             Net
                     Net Assets  Ratio of    Investment
Net Asset            End of      Expenses    Income      Portfolio
Value End  Total     Period      to Average  to Average  Turnover
of Period  Return(2) (000)       Net Assets  Net Assets  Rate
---------  --------- ----------  ----------  ----------  ---------
$10.27       5.08%   $757,627      0.66%       6.71%        24.92%
$10.45      23.75%   $485,851      0.74%       6.39%        41.91%
$ 9.01      (6.99)%  $395,116      0.74%       6.36%        75.67%
$10.32      11.39%   $455,786      0.73%       7.20%       111.52%
$10.25       6.56%   $312,366      0.73%       8.08%        90.45%
$10.55      18.45%+  $237,673      0.75%+      8.44%+        8.19%

---------------------------
(2) Total returns as presented do not include any applicable sales load or redemption charges.

(3) For the period June 1, 1991 (commencement of operations) through December 31, 1991.

+    Annualized.

                                                     Distri-
                Net Asset                            butions
                Value      Net         Total from    from Net    Total
                Beginning  Investment  Investment    Investment  Distri-
                of Period  Income      Operations    Income      butions
                ---------  ----------  ------------  ----------  -------
Money Market Fund

Class I Shares
1996(4)          $1.0000    0.0373       0.0373      (0.0373)    (0.0373)

                                 Ratio of
                                 Net
                     Ratio of    Investment  Net Assets
Net Asset            Expenses    Income      End of
Value End  Total     to Average  to Average  Period
of Period  Return    Net Assets  Net Assets  (000)
---------  ------    ----------  ----------  ----------
$1.0000    5.06%+      0.51%+      4.99%+    $1,715,313

----------------------------
(4) For the period March 30, 1996 (initial offering date of Class I Shares) through December 31, 1996.

+   Annualized.

                           DESCRIPTION OF THE FUNDS

                                   General

        The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently consists of twenty-six investment portfolios, each of which consists of a separate pool of assets with separate investment objectives and policies. This Prospectus, however, describes only six portfolios. Under the 1940 Act, each Fund is classified as a diversified investment portfolio (each a "Diversified Fund"). With respect to the Additional Pegasus Funds, the Equity Income, Growth, Small-Cap Opportunity, Intrinsic Value, Equity Index, Intermediate Bond, Short Bond and Income Funds are Diversified Funds and the International Equity and International Bond Funds are classified as non-diversified investment portfolios (each a "Non-Diversified Fund").

                      Investment Objectives and Policies

        The investment objective of a Fund may not be changed without approval of the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shareholders. See "General Information." Except as noted below under "Investment Limitations," a Fund's investment policies may be changed without a vote of shareholders. There can be no assurance that a Fund will achieve its objective. The following sections should be read in conjunction with "Risk Factors" below and the description of investments in which the Funds may invest, as set forth in "Supplemental Information."

Asset Allocation Funds

        In order to achieve its investment objective, each Asset Allocation Fund will typically invest its assets in the Underlying Funds within a predetermined target asset allocation range, as set forth below. The target asset allocation reflects the extent to which each Asset Allocation Fund will invest in a particular market segment, and the varying degrees of potential investment risk and reward represented by the Fund's investments in those market segments and corresponding Underlying Funds. The Investment Adviser may alter the target asset allocation and target asset allocation ranges when it deems appropriate. The assets of each Fund will be allocated among the Underlying Funds in accordance with its investment objective, the target asset allocation, the Investment Adviser's outlook for the economy, the financial markets and the relative market valuations of the Underlying Funds. Substantially all of the assets of the Managed Assets Balanced Fund are currently generally invested directly in the same types of underlying securities as are permissible investments for the Underlying Funds. The Asset Allocation Funds will generally limit their investments to the Underlying Funds, although, as deemed appropriate by the Investment Adviser, until the Managed Assets Balanced Fund is substantially invested in the Underlying Funds, they may purchase these underlying securities directly. The Investment Adviser currently expects that the Managed Assets Balanced Fund's transition to having substantially all of its assets invested in the Underlying Funds will be gradual.

        In order to meet liquidity needs or for temporary defensive purposes, each Asset Allocation Fund may invest its assets in shares of the Money Market Fund and directly in the same type of underlying securities as are permissible investments for the Money Market Fund.

        The Managed Assets Conservative Fund seeks to provide long-term total return with capital appreciation as a secondary consideration. The Managed Assets Balanced Fund seeks to achieve long-term total return through a combination of capital appreciation and current income. The Managed Assets Conservative Fund is deemed to be more "conservative" than the Managed Assets Balanced Fund because it has a heavier weighting in Debt Securities and in Underlying Funds which invest primarily in Debt Securities and a lighter weighting in Equity Securities and in Underlying Funds which invest primarily in Equity Securities. In attempting to achieve its asset allocation objective, except as set forth above, each Asset Allocation Fund will invest in the Equity, Debt and Cash Equivalent market sectors within the following ranges:

                           Target Asset Allocation
----------------------------------------------------------------------------------------------------
Asset Allocation Fund     Equity                           Debt                    Cash Equivalent
----------------------------------------------------------------------------------------------------
Managed Assets            30% - 50%                        50% - 70%               0% - 20%
Conservative Fund

Managed Assets Balanced   50% - 70%                        30% - 50%               0% - 20%
Fund

Underlying Funds by       Equity Income Fund               Intermediate Bond Fund  Money Market Fund
Category                  Growth Fund                      Bond Fund
                          Mid-Cap Opportunity Fund         Short Bond Fund
                          Small-Cap Opportunity Fund       Income Fund
                          Intrinsic Value Fund             International Bond Fund
                          Growth and Value Fund
                          Equity Index Fund
                          International Equity Fund

        For more information on the Underlying Funds, see also the Statement of Additional Information and other sections in this Prospectus. You may request a Prospectus for the Additional Pegasus Funds by calling (800) 688-3350.

Equity Funds


        Each Equity Fund invests primarily in publicly traded common stocks of companies incorporated in the United States, although each such Fund may also invest up to 25% of its total assets in Equity Securities of foreign issuers, either directly or through Depository Receipts. Each Equity Fund may: (1) invest in securities convertible into common stock, such as certain bonds and preferred stocks; (2) invest up to 5% of its net assets in other types of securities having common stock characteristics (such as rights and warrants to purchase equity securities); (3) invest up to 5% of its net assets in lower rated convertible securities; (4) enter into futures contracts and related options; (5) utilize options and other derivative instruments such as equity index swaps; and (6) lend its portfolio securities. Under normal market conditions, each Equity Fund expects to invest at least 65% of the value of its total assets in Equity Securities. Each Equity Fund may hold up to 35% of its total assets in Cash Equivalents and Debt Securities rated investment grade or higher at the time of purchase (i.e., no lower than Baa by Moody's Investors Service, Inc. ("Moody's"), or BBB by Standard and Poor's Ratings Group ("S&P"), Fitch Investors Service, L.P. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff")(each a "Rating Agency")), or unrated investments deemed by the Investment Adviser to be comparable in quality at the time of purchase to instruments that are so rated.


        The Mid-Cap Opportunity Fund invests in Equity Securities of companies with market capitalizations of $500 million to $3 billion. The Investment Adviser believes that there are many companies in this size range that enjoy enhanced growth prospects, operate in more stable market niches, and have greater ability to respond to new business opportunities, all of which increase their likelihood of attaining superior levels of profitability and investment returns.

        The Growth and Value Fund invests primarily in Equity Securities of companies believed by the Investment Adviser to represent a value or potential worth which is not fully recognized by prevailing market prices. The Fund invests in companies which the Investment Adviser believes have earnings growth expectations that exceed those implied by the market's current valuation. In addition, the Fund seeks to maintain a portfolio of companies whose earnings will increase at a faster rate than those within the general equity market.

Bond Fund

        The Bond Fund will invest at least 65% of the value of its total assets under normal market conditions in Debt Securities. When the Investment Adviser believes it advisable for temporary defensive purposes or in anticipation of otherwise investing cash positions, the Bond Fund may invest in Cash Equivalent Securities. Most obligations acquired by the Fund will be issued by companies or governmental entities located within the United States. Up to 15% of the total assets of the Bond Fund may be invested in dollar denominated debt obligations (including Cash Equivalent Securities) of foreign issuers. In addition, the Fund may engage in futures and options transactions and other derivative instruments, such as interest rate swaps and forward contracts, lend its portfolio securities, and purchase preferred securities. See "Risk Factors" below and "Supplemental Information."

        The Debt Securities in which the Bond Fund may invest will be rated investment grade at the time of purchase, or if unrated, will be deemed by the Investment Adviser to be comparable in quality at the time of purchase to instruments that are so rated. By so restricting its investments, the Fund's ability to maximize total rate of return will be limited. See "Risk Factors--Lower Rated Securities."


Money Market Fund

        The Money Market Fund invests in the following high quality "money market" instruments: (1) Obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"); (2) U.S. dollar denominated obligations issued or guaranteed by the government of Canada, a Province of Canada, or an instrumentality or political subdivision thereof;
(3) certificates of deposit, bankers' acceptances and time deposits of U.S. banks or other U.S. financial institutions (including foreign branches of such banks and institutions) having total assets in excess of $1 billion and which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation ("FDIC"); (4) certificates of deposit, bankers' acceptances and time deposits of foreign banks and U.S. branches of foreign banks having assets in excess of the equivalent of $1 billion; (5) commercial paper, other short-term obligations and variable rate master demand notes, bonds, debentures and notes; and (6) repurchase agreements relating to the above instruments.

        The Money Market Fund seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, the Fund uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the 1940 Act, certain requirements of which are summarized below.

        The Money Market Fund will only purchase "eligible securities" that present minimal credit risks as determined by the Investment Adviser pursuant to guidelines established by the Trust's Board of Trustees. Eligible securities include: (i) U.S.

Government Obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"); (ii) securities that are rated (at the time of purchase) in the two highest categories for such securities by Rating Agencies; and (iii) certain securities that are not so rated but are of comparable quality to rated eligible securities as determined by the Investment Adviser. See "Investment Objectives, Policies and Risk Factors" in the Statement of Additional Information for a more complete description of eligible securities. A description of ratings is contained in the Statement of Additional Information.

        The Money Market Fund is managed so that the average maturity of all instruments in the Fund (on a dollar-weighted basis) will not exceed 90 days. In no event will the Fund purchase any securities which are deemed to mature more than 397 days from the date of purchase (except for certain variable and floating rate instruments and securities underlying repurchase agreements and collateral underlying loans of portfolio securities).

        For further information regarding the amortized cost method of valuing securities, see "Determination of Net Asset Value" in the Statement of Additional Information. There can be no assurance that the Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.

Additional Pegasus Funds in Which the Asset Allocation Funds May
Invest

        In order to achieve its target asset allocation in the Equity and Debt market sectors, each Asset Allocation Fund will invest in the following Equity Funds and Bond Funds (in addition to the Mid-Cap Opportunity, Growth and Value, and Bond Funds) which have adopted the same respective general investment policies described above under "Equity Funds" and "Bond Funds:"

        The Equity Income Fund will invest primarily in income-producing Equity Securities of domestic issuers. The Investment Adviser will be particularly alert to companies which pay above-average dividends, yet offer opportunities for capital appreciation and growth of earnings.

        The Growth Fund will invest primarily in Equity Securities of domestic issuers believed by the Investment Adviser to have above-average growth characteristics. The Investment Adviser may consider some of the following factors in making its investment decisions: the development of new or improved products or services; a favorable outlook for growth in the industry; patterns of increasing sales and earnings; the probability of increased operating efficiencies; cyclical conditions; or other signs that the company is expected to show greater than average earnings growth and capital appreciation.

        The Small-Cap Opportunity Fund invests in Equity Securities of small domestic issuers with market capitalizations of $100 million to $1 billion. The Investment Adviser will consider some of the following factors in making its investment decisions: high quality management; significant equity ownership positions by management; a leading or dominant position in a major product line; a sound financial position; and a relatively high rate of return on invested capital. The Fund also may invest in companies that offer the possibility of accelerating earnings growth because of management changes, new products or structural changes in industry or the economy.

        The Intrinsic Value Fund invests primarily in Equity Securities of companies believed by the Investment Adviser to represent a value or potential worth which is not fully recognized by prevailing market prices. In selecting investments for the Fund, screening techniques are employed to isolate issues believed to be attractively priced. The Investment Adviser then evaluates the underlying earning power and dividend paying ability of these potential investments. The Fund's holdings are usually characterized by lower price/earnings, price/cash flow and price/book value ratios and by above average current dividend yields relative to the equity market.

        The Equity Index Fund uses the Standard & Poor's Composite Stock Price Index ("S&P Index) as a benchmark for comparison because it represents roughly two-thirds of the market value of all publicly traded common stocks in the United States, is well known to investors and is a widely accepted measure of common stock investment returns. The S&P 500 Index contains a representative sample of common stocks that trade on the New York and American Stock Exchanges and also contains over-the-counter stocks that are a part of the National Market System.

        The Equity Index Fund seeks to achieve a 95% correlation coefficient between its performance and that of the S&P 500 Index. Therefore, the Fund's price changes and total return are expected to closely match movements in the underlying Index. Deviations from the performance of the S&P 500 Index ("tracking error") may result from shareholder purchases and redemptions of shares of the Fund that occur daily, as well as from the expenses borne by the Fund, cash reserves held by the Fund and purchases and sales of securities made by the Fund to conform its holdings more closely with those represented in the S&P 500 Index. In addition, tracking error may occur due to changes made in the S&P 500 Index and the manner in which the Index is calculated by S&P. In the event the performance of the Fund is not comparable to the performance of the index, the Board of Trustees will examine the reasons for the deviation and the availability of corrective measures. If substantial deviation in the Fund's performance were to continue for extended periods, it is expected that the Board of Trustees would consider possible changes to the Fund's investment objective.

        The Equity Index Fund will not be managed by using traditional economic, financial or market analysis. Instead, the Fund utilizes a sampling methodology to determine which stocks to purchase or sell in order to closely replicate the performance of the S&P 500 Index. Stocks are selected for the Fund based on both capitalization weighting in the Index and industry representation. Larger market capitalization securities in the S&P 500 Index are added to the Fund according to their relative weight. Smaller capitalization securities are then added to the Fund in equal weights according to an analysis of the industry diversification of the S&P 500 Index. Therefore, while all industry weights in the Fund are essentially matched to those of the S&P 500 Index, not necessarily all of its 500 stocks are held in the Fund. The Fund may invest up to 25% of its assets in the securities of foreign issuers through Depository Receipts. Pending investment and to meet anticipated redemption requests, the Fund may hold up to 5% of its total assets in Cash Equivalent Securities. In addition, up to 5% of the Fund's total assets may be invested in futures contracts and related options in an effort to maintain exposure to price movements in the S&P 500 Index pending investment of funds or while maintaining liquidity to meet potential shareholder redemptions.

        The International Equity Fund will invest primarily in Equity Securities of foreign issuers located in but not limited to the United Kingdom and European continent, Japan, other Far East areas and Latin America. The Fund may also invest in other regions seeking to capitalize on investment opportunities in other parts of the world, including developing countries.

        The Investment Adviser's investment approach to managing the International Equity Fund's assets emphasizes active country selection involving global economic and political assessments together with valuation analysis of selected countries' securities markets. In situations where an investment's attractiveness outweighs prospects for currency weakness, the Investment Adviser may take suitable hedging measures. An index approach is typically used at the stock selection level.

        The Investment Adviser employs quantitative techniques in conjunction with its judgment and experience to determine the foreign equity markets that the International Equity Fund will be invested in and the percentage of total assets the Fund will hold by country. Securities of a country are selected using a quantitatively-oriented sampling technique intending to generally replicate the performance of an individual country's stock market index. The Morgan Stanley Capital International Country Indexes have, for some time, been the accepted benchmarks in the U.S. for international equity fund country comparisons. The Fund may also invest in individual Equity Securities which the Investment Adviser believes offer opportunities for capital appreciation.

        The International Equity Fund's assets will be invested at all times in the securities of issuers located in at least three different foreign countries. Investments in a particular country may exceed 25% of the Fund's total assets, thus making its performance more dependent upon the political and economic circumstances of a particular country than a more widely diversified portfolio.

        The Intermediate Bond Fund invests in a portfolio of U.S. dollar denominated Debt Securities of domestic and foreign issuers which, under normal market conditions, will have maturities or average lives of up to 15 years. The Fund's average weighted portfolio maturity is expected to be between 3 and 6 years.

        The Short Bond Fund invests in a portfolio of U.S. dollar denominated Debt Securities of domestic and foreign issuers which, under normal market conditions, will have maturities or average lives of up to 10 years. The Fund's average weighted portfolio maturity will be limited to a maximum of 3 years.

        The Income Fund invests in a portfolio of U.S. dollar denominated Debt Securities of domestic and foreign issuers which, under normal market conditions, will have a dollar-weighted average maturity expected to range between 3 and 10 years.


        The International Bond Fund will invest in Debt Securities of issuers located throughout the world, except the United States. The Fund also may invest in convertible preferred stocks, hold foreign currency, and purchase debt securities or hold currencies in combination with forward currency exchange contracts. The Fund will be alert to opportunities to profit from fluctuations in currency exchange rates. The Fund will be particularly alert to favorable arbitrage opportunities (such as those resulting from favorable interest rate differentials) arising from the relative yields of the various types of securities in which the Fund may invest and market conditions generally. The Fund may invest without restriction in companies in, or governments of, developing countries. See "Risk Factors-- Foreign Securities" below.


        Under normal market conditions, at least 65% of the value of the International Bond Fund's total assets will consist of Debt
Securities rated A or better by a Rating Agency. The reminder of the International Bond Fund's assets may be invested in Debt
Securities rated no lower than B by a Rating Agency. The Fund also may invest in Debt Securities which, while not rated, are determined by the Investment Adviser to be of comparable quality to those rated securities in which the Fund may invest. See "Rick Factors -- Lower Rated Securities."

Investment Limitations

        Each Fund and the Additional Pegasus Funds are subject to a number of investment limitations. Except as noted, the following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund or Additional Pegasus Fund without the affirmative vote of the holders of a majority of the outstanding shares of the Fund or Additional Pegasus Fund. Other investment limitations that cannot be changed without a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives, Policies and Risk Factors."

        Each of the Funds and Additional Pegasus Funds may not:

        1. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, domestic bank obligations for the Money Market Fund, and repurchase agreements secured by such instruments, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry, and (d) personal credit and business credit businesses will be considered separate industries.

        2. Make loans, except that it may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its total assets.

        3. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

        The Diversified Funds may not purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by it, except that up to 25% of the value of its total assets may be invested without regard to these limitations.

        Each Asset Allocation Fund will look through to its pro rata portion of the Underlying Funds' portfolio investments to determine consistency with its fundamental policies on diversification and concentration.

        Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.


Risk Factors

        General

        Before selecting a Fund in which to invest, the investor should assess the risks associated with the types of investments made by the Fund. Investors should consider a Fund as a supplement to an overall investment program and should invest only if they are willing to accept the risks involved. The following should be read in conjunction with "Supplemental Information" beginning on page A-1 of this Prospectus, and the Statement of Additional Information.

        Equity Securities


        (Asset Allocation and All Equity Funds only) Securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, because they typically are traded in lower volume and their issuers typically are subject to a greater degree to changes in earnings and prospects.


        Debt Securities

        (All Funds and All Additional Pegasus Funds) Investors should be aware that even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of Debt Securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Also, see "Lower Rated Securities" below and the Appendix in the Statement of Additional Information.

        Municipal Obligations

        (Asset Allocation and All Bond Funds only) Investors should be aware that when a fund's assets are concentrated in obligations payable from revenues of similar projects or issued by issuers located in the same state, or in industrial development bonds, the Fund will be subject to the particular risks (including legal and economic conditions) relating to such securities to a greater extent than if its assets were not so concentrated.

        Payment on Municipal Obligations held by the funds relating to certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of a mortgage or deed of trust will be subject to statutory enforcement procedures and limitations on obtaining deficiency judgments. Moreover, collection of proceeds from a foreclosure may be delayed and the amount of the proceeds received may not be enough to pay the principal or accrued interest on the defaulted Municipal Obligations.

        Lower Rated Securities

        (Asset Allocation, All Equity and International Bond Funds only) Investors should carefully consider the relative risks of investing in the higher yielding (and, therefore, higher risk) debt securities rated below investment grade by Moody's, S&P, Fitch or Duff (commonly known as junk bonds). The International Bond Fund may invest up to 35% of its net assets in debt securities rated as low as B by Moody's, S&P, Fitch and Duff and unrated debt securities deemed by the Investment Adviser to be comparable in quality at the time of purchase to instruments that are so rated. The Equity Funds are permitted to invest up to 5% of their respective net assets in lower rated convertible securities.

        The market values of certain lower rated debt securities tend to reflect specific developments with respect to the issuer to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher rated securities. Issuers of such debt securities often are highly leveraged and may not have available to them more traditional methods of financing.

        Securities rated below investment grade generally are not meant for short-term investing and may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated Debt Securities. Securities rated BBB or Baa by a Rating Agency are judged to have speculative elements; their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate and may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Factors adversely affecting the market price and yield of lower rated securities, including a fund's ability to sell securities in a market that may be less liquid than the market for higher rated securities, will adversely affect a fund's net asset value. In addition, the retail secondary market for these securities may be less liquid than that for higher rated securities; adverse conditions could make it difficult at times for a fund to sell certain securities or could result in lower prices than those used in calculating its net asset value.


        The Investment Adviser will continually evaluate lower rated securities and the ability of their issuers to pay interest and principal. A fund's ability to achieve its investment objective may be more dependent on the Investment Adviser's credit analysis than might be the case for a fund that invested in higher rated securities. See the Appendix in the Statement of Additional Information for a general description of securities ratings.


        Foreign Securities


        (All Funds and All Additional Pegasus Funds) Foreign securities markets, especially those of developing countries, generally are not as developed or efficient as those in the United States. Investment in securities of foreign issuers, whether made directly or indirectly, involves inherent risks, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies, the possibility of adverse changes in investment or exchange control regulations. In addition, foreign securities may also be less liquid and more volatile than securities of comparable U.S. issuers.


        Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies.

        Foreign Currency and Foreign Commodity Transactions

        (Asset Allocation, International Equity and International Bond Funds only) Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.


        The foreign currency market offers less protection against defaults in the forward trading of currencies than is available when trading currencies on an exchange. Since a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a fund of unrealized profits or force it to cover its commitments for purchase or resale, if any, at the current market price.


        Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission (the "CFTC") and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that a fund might realize in trading could be eliminated by adverse changes in the exchange rate, or a fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not.

        Mortgage-Related Securities

        (Asset Allocation and All Bond Funds only) No assurance can be given as to the liquidity of the market for certain mortgage-backed securities, such as collateralized mortgage obligations and stripped mortgage-backed securities. Determination as to the liquidity of interest-only and principal-only fixed mortgage-backed securities issued by the U.S. Government or its agencies and instrumentalities will be made in accordance with guidelines established by the Board. Mortgage-related securities may be considered a derivative instrument.

        Derivative Instruments

        Each of the Funds and Additional Pegasus Funds may purchase certain "derivative instruments" in accordance with its respective investment objective and policies. Derivative instruments are instruments that derive value from the performance of underlying assets, interest or currency exchange rates, or indices, and include, but are not limited to, futures contracts, options, forward currency contracts and structured debt obligations (including collateralized mortgage obligations and other types of asset backed securities, "stripped" securities and various floating rate instruments, including inverse floaters).

        Derivative instruments present, to varying degrees, market risk that the performance of the underlying assets, exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative instrument will decline more than the assets, rates or indices on which it is based; liquidity risk that a fund will be unable to sell a derivative instrument when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative instrument (such as an option) will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative instruments are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

        Special Risk Considerations Applicable to the Asset
Allocation Funds

        An investment in a mutual fund involves risk and, although the Asset Allocation Funds will ultimately be substantially invested in the Underlying Funds, such investment will not eliminate investment risk. Investing in the Underlying Funds through the Asset Allocation Funds also involves certain additional expenses and tax considerations that would not be present in a direct investment in the Underlying Funds. From time to time, the Underlying Funds may experience relatively large purchases or redemptions due to asset allocation decisions made by the Investment Adviser for its clients, including the Asset Allocation Funds. These transactions may have a material effect on the Underlying Funds because Underlying Funds that experience redemptions as a result of reallocations may have to sell portfolio securities and because the Underlying Funds that receive additional cash will have to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Underlying Funds may be required to sell securities at times when they would not otherwise do so, or receive cash that cannot be invested in an expeditious manner. There may be tax consequences associated with the purchase and sale of securities and such sales may also increase transaction costs. The Investment Adviser is committed to minimizing the impact of these transactions on the Underlying Funds to the extent it is consistent with pursuing the investment objectives of the Asset Allocation Funds. The Investment Adviser will monitor the impact of asset allocation decisions on the Underlying Funds and, where practicable, an Asset Allocation Fund will, at any one time, only redeem shares of any particular Underlying Funds to reduce its allocation to that particular

Underlying Fund in increments of up to 5% (e.g. from 20% to 15%), except where such redemptions are to meet fund shareholder redemption requests. The Investment Adviser will nevertheless face conflicts in fulfilling its responsibilities because of the possible differences between the interests of its asset allocation clients (including shareholders of the Asset Allocation Funds) and the interests of the Underlying Funds. Further information on the investment policies and objectives of the Underlying Funds can be found in "Supplemental Information" and the Statement of Additional Information.

        Other Investment Considerations


        The classification of the International Equity and International Bond Funds as "non-diversified" investment companies means that the proportion of their assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer and to hold not more than 10% of the voting securities of any single issuer. Each Non-Diversified Fund, however, intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). The Code requires that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of its total assets be invested in cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). Since a relatively high percentage of a Non-Diversified Fund's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry or economic sector, its portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company.

                              HOW TO BUY SHARES

General Information

        All orders to purchase shares must be made through your employer's qualified benefit plan. For more information on how to purchase shares of the Funds through your employer's plan or limitations on the amount that may be purchased, please consult your employer.


        Class I shares are sold at net asset value to qualified retirement, profit-sharing or other employee benefit plans with plan assets of at least $100 million invested in shares of the Funds or other investment companies or accounts advised by NBD Bank ("NBD") or FCNIMCO ("Eligible Retirement Plans"), among others. Class I shares are not subject to an annual service fee, distribution fee or sales charge, although they are subject to their pro rata portion of the fees payable by a Fund to financial institutions that provide recordkeeping and other services in connection with employee benefit plans which hold shares or to financial institutions that establish accounts on behalf of investors in connection with the purchase and/or sale of Class I shares.


        Share certificates will not be issued.

Net Asset Value

        As to each Fund, net asset value per Class I share is computed by dividing the value of the Fund's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding.

        Non-Money Market Funds. The net asset value per Class I share of each Non-Money Market Fund for purposes of pricing and redemption orders is determined by the Investment Adviser as of the close of trading on the floor of the New York Stock Exchange ("Exchange") (currently 4:00 p.m., Eastern
Time) on each day the Exchange is open for business (a "Business Day") except: (i) those holidays which the Exchange observes (currently New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day); and (ii) those Business Days on which the Exchange closes prior to the close of its regular trading hours ("Early Closing Time") in which event the net asset value of each Non-Money Market Fund will be determined and its shares will be priced as of such Early Closing Time.

        Shares of the Underlying Funds held by the Asset Allocation Funds are valued by the Asset Allocation Funds at their respective net asset values. Securities held by the Non-Money

Market Funds which are traded on a recognized U.S. stock exchange are valued at the last sale price on the national securities market. Securities which are primarily traded on foreign securities exchanges are generally valued at the latest closing price on their respective exchanges, except when an occurrence subsequent to the time a value was established is likely to have changed such value, in which case the fair value of those securities will be determined through consideration of other factors by the Investment Adviser under the supervision of the Board of Trustees. Securities, whether U.S. or foreign, traded on only over-the-counter markets and securities for which there were no transactions are valued at the average of the current bid and asked prices. Debt Securities are valued according to the broadest and most representative market, which ordinarily will be the over-the-counter markets, whether in the United States or in foreign countries. Such securities are valued at the average of the current bid and asked prices. Securities (other than shares of the Underlying Funds) for which accurate market quotations are not readily available, and other assets are valued at fair value by the Investment Adviser under the supervision of the Board of Trustees. Securities (other than shares of the Underlying Funds) may be valued on the basis of prices provided by independent pricing services when the Investment Adviser believes such prices reflect the fair market value of such securities. The prices provided by pricing services take into account institutional size trading in similar groups of securities and any developments related to specific securities. For valuation purposes, the value of assets and liabilities expressed in foreign currencies will be converted to U.S. dollars equivalent at the prevailing market rate on the day of valuation. Open futures contracts will be "marked-to-market."

        If an order is received by First Data Investor Services Group, Inc. (the "Transfer Agent") by the close of trading on the floor of the Exchange or at the Early Closing Time on any Business Day, shares of the Non-Money Market Funds will be purchased at the net asset value determined as of such time on that day. Otherwise, shares will be purchased at the net asset value determined as of the close of trading on the floor of the Exchange (or at the Early Closing Time) on the next Business Day.

        Money Market Fund. The net asset value per Class I share for purposes of pricing purchase and redemption orders is determined by the Investment Adviser as of 3:00 p.m., Eastern Time, on each Business Day except: (i) those holidays which the Exchange, the Investment Adviser or its bank affiliates observe (currently New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day); and (ii) those Business Days on which the Exchange closes at an Early Closing Time in which event the net asset value of the Money Market Fund will be determined and its shares will be priced as of such Early Closing Time.

        Shares of the Money Market Fund are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks within the Federal Reserve System which are held in deposit at a Federal Reserve Bank) are received by the Transfer Agent. If an investor does not remit Federal Funds, his payment must be converted into Federal Funds. This usually occurs within one Business Day of receipt of a bank wire and within two Business Days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, the investor's money will not be invested.

        The assets of the Money Market Fund are valued based upon the amortized cost method. Although the Trust seeks to maintain the net asset value per share of the Fund at $1.00, there can be no assurance that the net asset value will not vary.

                            HOW TO EXCHANGE SHARES

        Subject to any restrictions contained in your employer's qualified benefit plan, you may exchange Class I shares of the Funds at net asset value. Please contact your plan administrator for information on how to exchange your shares.

        No fees currently are charged shareholders directly in connection with exchanges although the Funds reserve the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the SEC. The Funds reserve the right to reject any exchange request in whole or in part. The exchange privilege may be modified or terminated at any time upon notice to shareholders.


                             HOW TO REDEEM SHARES

General Information

        Subject to any restrictions imposed by your employer's qualified benefit plan, you may sell your shares through the plan to the Trust on any Business Day (as described under "How to Buy Shares"). For more information on how to redeem shares of the Funds through your employer's plan, including any charges that may be imposed by the plan, please consult your employer.

        An investor may request redemption of his or her shares by following instructions pertaining to his or her plan. It is the responsibility of the entity authorized to act on behalf of the investor's plan to transmit the redemption order to the Transfer Agent and credit the investor's account with the redemption proceeds on a timely basis. When a request is received in proper form, the Trust will redeem the shares at the next determined net asset value as described above. The Trust imposes no charges when shares are redeemed. The value of the shares redeemed may be more or less than their original cost, depending upon the Fund's then-current net asset value.

        A Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by SEC rules. The Funds will only redeem shares for which payment has been received.


                           MANAGEMENT OF THE TRUST

Trustees and Officers of the Trust

        The Board of Trustees of the Trust is responsible for the management of the business and affairs of the Trust. Information about the Trustees and officers of the Trust is contained in the Statement of Additional
Information.

Investment Adviser and Co-Administrators

        First Chicago NBD Investment Management Company ("FCNIMCO"), located at Three First National Plaza, Chicago, Illinois 60670 is each Fund's and Additional Pegasus Fund's Investment Adviser. FCNIMCO is a registered investment adviser and a wholly-owned subsidiary of The First National Bank of Chicago ("FNBC"), which in turn is a wholly-owned subsidiary of First Chicago NBD Corporation ("FCN"), a registered bank holding company. FCNIMCO also acts as investment adviser for other accounts and registered investment company portfolios.

        FCNIMCO serves as Investment Adviser for the Trust pursuant to an Investment Advisory Agreement dated as of April 12, 1996. Under the Investment Advisory Agreement, FCNIMCO provides the day-to-day management of each Fund's and Additional Pegasus Fund's investments, subject to the overall authority of the Trust's Board of Trustees and in conformity with Massachusetts law and the stated policies of the Trust. FCNIMCO is responsible for making investment decisions for the Trust, placing purchase and sale orders (which may be allocated to various dealers based on their sales of Fund and Additional Pegasus Fund shares) and providing research, statistical analysis and continuous supervision of each Fund's and Additional Pegasus Fund's investment portfolio.

        Under the terms of the Investment Advisory Agreement, the Investment Adviser is entitled to a monthly fee as a percentage of each Fund's and Additional Pegasus Fund's daily net assets. The Funds' and the Additional Pegasus Fund's current contractual fees for advisory services for the fiscal year ended December 31, 1996 are set forth below.

                                                         Effective Rate for
                                 Current                 Advisory Services
                                 Contractual             for Year Ended
                                 Advisory Fee Rate       December 31, 1996
                                 -----------------       -----------------
Asset Allocation Funds:
Managed Assets Conservative Fund+           0.65%               0.57%
Managed Assets Balanced Fund+               0.65%               0.61%

Equity Funds:
Equity Income Fund                          0.50%               0.50%
Growth Fund                                 0.60%               0.60%
Mid-Cap Opportunity Fund                    0.60%               0.60%
Small-Cap Opportunity Fund                  0.70%               0.70%
Equity Index Fund                           0.10%               0.10%
Intrinsic Value Fund                        0.60%               0.60%
Growth and Value Fund                       0.60%               0.60%
International Equity Fund                   0.80%               0.60%

Bond Funds:
Intermediate Bond Fund                      0.40%               0.40%
Bond Fund                                   0.40%               0.40%
Short Bond Fund                             0.35%               0.35%
Income Fund                                 0.40%               0.40%
International Bond Fund                     0.70%               0.13%

Money Market Funds:
Money Market Fund                           0.30%               0.29%
                                       of the First
                                     $1 billion, .275%
                                    of next $1 billion,
                                      .25% of amount
                                       in excess of
                                        $2 billion

------------------
+ See Note 3 to the "Annual Fund Operating Expenses" for information about the Investment Adviser's undertaking for fee waivers and reimbursements relating to Class I Shares.

               In addition to the fees listed above, the Investment Adviser is entitled to 4/10ths of the gross income earned by a Fund on each loan of securities (excluding capital gains and losses, if any).

               Although the fee payable by the International Equity Fund is higher than the fee payable by other funds, the Investment Adviser believes that it is within the range of fees payable by funds with comparable investment objectives and policies.

Claude B. Erb, First Vice President and Director of Investment Planning, is primarily responsible for the day-to-day management of the Asset Allocation Funds and the International Bond Fund. Mr. Erb has served as Deputy Chief Investment Officer and Senior Vice President of Trust Services of America and TSA Capital Management from 1986 through 1992. Mr. Erb joined FCN in 1993.

Chris M. Gassen, First Vice President, and F. Richard Neumann, First Vice President, are primarily responsible for the day-to-day management of the Equity Income and Intrinsic Value Funds. Mr. Gassen joined FCN in 1985 and Mr. Neumann joined FCN in 1981.

Ronald L. Doyle, First Vice President, and Joseph R. Gatz, Vice President, are primarily responsible for the day-to-day management of the Mid-Cap Opportunity and Small-Cap Opportunity Funds. Mr. Doyle joined FCN in 1982 and Mr. Gatz joined FCN in 1986.

Jeffrey C. Beard, First Vice President, and Gary L. Konsler, First Vice President, are primarily responsible for the day-to-day management of the Growth and Value and Growth Funds. Mr. Beard joined FCN in 1982 and Mr. Konsler joined FCN in 1973.

Ricardo F. Cipicchio, First Vice President, and Mark M. Jackson, Vice President, are primarily responsible for the day-to-day management of the Income Fund. Mr. Cipicchio joined FCN in 1989. Mr. Jackson served as portfolio manager for Alexander Hamilton Life Insurance Company, 1993-1996, and as portfolio manager for Public Employees Retirement System of Ohio, 1988-1993. Mr. Jackson joined FCN in 1996.

Richard P. Kost, First Vice President, and Clyde L. Carter, Jr., Vice President, are primarily responsible for the day-to-day portfolio management of the International Equity Fund. Mr. Kost joined FCN in 1964 and Mr. Carter joined FCN in 1987.

Douglas S. Swanson, First Vice President, and Mr. Cipicchio are primarily responsible for the day-to-day management of the Intermediate Bond and Bond Funds. Mr. Swanson joined FCN in 1983.

Mr. Cipicchio and Christopher J. Nauseda, Vice President, are primarily responsible for the day-to-day portfolio management of the Short Bond Fund. Mr. Nauseda joined FCN in 1982.

FCNIMCO and BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") jointly serve as the Trust's Co-Administrators pursuant to an Administration Agreement with the Trust. Under the Administration Agreement, FCNIMCO and BISYS generally assist in all aspects of the Trust's operations, other than providing investment advice, subject to the overall authority of the Trust's Board in accordance with Massachusetts law. Under the terms of the Administration Agreement, the Trust pays FCNIMCO, as agent for the Co-Administrators, a monthly administration fee at the annual rate of .15% of each Fund's and each Additional Pegasus Fund's average daily net assets. For the fiscal year ended December 31, 1996, the Trust paid administration fees at the effective annual rate of .15% of each Fund's and each Additional Pegasus Fund's average daily net assets.

Distributor

        BISYS, located at 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Trust's principal underwriter and distributor of its shares.

Transfer and Dividend Disbursing Agent and Custodian

        First Data Investor Services Group, Inc., P.O. Box 5142, Westborough, Massachusetts 01581-5120, serves as the Trust's Transfer and Dividend Disbursing Agent. NBD, which is a wholly-owned subsidiary of FCN, serves as the Trust's custodian (the "Custodian"). NBD conducts its custody services on behalf of the Trust at 900 Tower Drive, Troy, Michigan 48098.

Expenses

        All expenses incurred in the operation of the Trust are borne by it, except to the extent specifically assumed by the Trust's service providers. The expenses borne by the Trust include organizational costs, taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members, SEC fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, fees pursuant to agency, sub-transfer agency and service agreements, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining each Fund's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses. Expenses attributable to a particular Fund are charged against the assets of that Fund; other expenses of the Trust are allocated among the Funds on the basis determined by the Board, including, but not limited to, proportionately in relation to the net assets of the Funds.

        The imposition of the advisory fee, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of its fees and/or voluntarily assume certain expenses of a Fund, which would have the effect of lowering that Fund's overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be. The Fund will not pay the Investment Adviser at a later time for any amounts which may be waived, nor will the Fund reimburse the Investment Adviser for any amounts which may be assumed.


                         DIVIDENDS AND DISTRIBUTIONS


        The Managed Assets Balanced, Mid-Cap Opportunity, and Growth and Value Funds declare and pay dividends from net investment income on a quarterly basis. The Managed Assets Conservative and Bond Funds declare and pay dividends from net investment income on a monthly basis.

        The Money Market Fund declares dividends from net investment income on each of its Business Days and pays dividends on a monthly basis. Shares begin accruing dividends on the Business Day on which the purchase order is effective. The earnings for Saturday, Sunday and holidays are declared as dividends on the preceding Business Day.


        Each Fund will make distributions from net realized securities gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. Dividends are automatically reinvested in additional Fund shares of the same Class from which they were paid at net asset value.

                                    TAXES

        Each Fund intends to qualify as a "regulated investment company" under the Code. Such qualification generally will relieve the Funds of liability for federal income taxes to the extent their earnings are distributed in accordance with the Code.

        Each Fund intends to distribute as dividends substantially all of its net income each year. Such dividends will be taxable as ordinary income to each Fund's shareholders, who are not tax-exempt entities or tax-exempt shareholders, regardless of whether a distribution is received in cash or reinvested in additional shares. Dividends derived from net capital gains will be taxable to Fund shareholders, who are not tax-exempt entities or tax-exempt shareholders, as long-term capital gains, regardless of how long the shareholders have held the shares and whether such gains are paid in cash or reinvested in Fund shares. Distributions by the Funds to employee benefit plans that qualify for tax-exempt treatment under federal income tax laws will not be subject to current taxation. Accordingly, potential investors in the Funds should consult their tax advisers with specific reference to their own tax situation.


                           PERFORMANCE INFORMATION

        From time to time, in advertisements or in reports to shareholders the performance of the Funds may be compared to the performance of other mutual funds with similar investment objectives and to stock and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund's shares may be compared to data prepared by Lipper Analytical Services, Inc. In addition, the performance of the Funds may be compared to Standard & Poor's 500 Index, an index of unmanaged groups of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of thirty industrial companies listed on the New York Stock Exchange. The yields of the Money Market Fund may be compared to the Donoghue's Money Fund Average which is an average compiled by IBC/Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas. Performance data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a Fund.

        In the case of the Asset Allocation Funds and the Bond Fund, "yield" refers to the income generated by an investment in the Fund over a thirty-day period identified in the advertisement. This income is then "annualized," i.e., the income generated by the investment during the respective period is assumed to be earned and reinvested at a constant rate and compounded semi-annually and is shown as a percentage of the investment.

        In the case of the Money Market Fund, "yield" refers to the income generated by an investment in the Fund over a seven-day period identified in the advertisement. This income is then "annualized," i.e., the income generated by the investment during the respective period is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, income is assumed to be reinvested, thereby making the "effective yield" slightly higher because of the compounding effect of the assumed reinvestment.

        The Non-Money Market Funds calculate their total returns on an "average annual total return" basis for various periods from the date they commenced investment operations and for other periods as permitted under the rules of the SEC. Average annual total return reflects the average annual percentage change in value of an investment in a Fund over the measuring period. Total returns may also be calculated on an "aggregate total return basis" for various periods. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return also reflect changes in the price of a Fund's shares and assume that any dividends and capital gain distributions made by the Fund during the period are reinvested in Fund shares. When considering average total return figures for periods longer than one year, it is important to note that a Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period.

        Performance of the Funds is based on historical earnings and will fluctuate and is not intended to indicate future performance. The investment performance of an investment in the Non-Money Market Funds will fluctuate so that a shareholder's shares, when redeemed, may be worth more or less than their original cost. A Fund's performance data may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Performance data should also be considered in light of the risks associated with a Fund's portfolio composition, quality, maturity, operating expenses and market conditions. Any fees charged by employee benefit plans directly to their participants in connection with investments in Fund shares will not be reflected in a Fund's performance calculations.

Historical Performance Information

        Composite performance is set forth below for the Class I shares of the Funds or predecessor funds, as the case may be, for various periods ended December 31, 1996, except as noted (unaudited).


                                                 Average Annual Total Return
                                   ------------------------------------------------------------
                                   1 Year          5 Years         10 Years     Since Inception
                                   ------          -------         --------     ---------------
                                                                                (Inception Date)
ASSET ALLOCATION FUNDS:
Managed Assets Conservative Fund*(1) 10.43%          N/A              N/A    17.95%  (3/03/95)

Managed Assets Balanced Fund*        13.04%          N/A              N/A    10.90% (12/31/93)

EQUITY FUNDS:
Mid-Cap Opportunity Fund             25.03%         17.48%            N/A    16.55%  (6/01/91)

Growth and Value Fund                19.35%         13.94%            N/A    12.40%  (6/01/91)

BOND FUND:
Bond Fund                             5.08%          7.50%            N/A     8.63%  (6/01/91)

--------------
* During the periods noted, the Asset Allocation Funds invested substantially all of their assets directly in portfolio securities rather than mutual fund shares. Investing in the Underlying Funds through the Asset Allocation Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. Had these additional expenses and tax results been reflected, performance would be reduced.

(1) Prior to September 21, 1996, the Managed Assets Conservative Fund had no prior operating history. Except as noted below, performance for periods prior to such date is represented by the performance of the Prairie Managed Assets Income Fund. On September 21, 1996, the assets and liabilities of this Prairie Fund were transferred to the Managed Assets Conservative Fund of the Trust. Performance of the Managed Assets Conservative Fund for periods prior to March 3, 1995 is represented by the performance of the First Prairie Diversified Assets Fund. The Prairie Managed Assets Income Fund commenced operations through a transfer of assets from the First Prairie Diversified Assets Fund.


               For the seven day period ended December 31, 1996, the annualized yields and effective yields for the Class I shares of the Money Market Fund were 5.15% and 5.28%, respectively.

                             GENERAL INFORMATION

        The Trust was organized as a Massachusetts business trust on April 21, 1987 under a Declaration of Trust. The Trust is a series fund having twenty-six series of shares of beneficial interest, each of which evidences an interest in a separate investment portfolio. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares and to create an unlimited number of series of shares ("Series") representing interests in a portfolio and an unlimited number of classes of shares within a Series. In addition to the Funds described herein, the Trust offers the following investment portfolios or Series:

The Managed Assets Growth Fund      The International Bond Fund
The Equity Income Fund              The Municipal Bond Fund
The Growth Fund                     The Intermediate Municipal Bond Fund
The Small-Cap Opportunity Fund      The Michigan Municipal Bond Fund
The Intrinsic Value Fund            The Treasury Money Market Fund
The Equity Index Fund               The Municipal Money Market Fund
The International Equity Fund       The Michigan Municipal Money Market Fund
The Intermediate Bond Fund          The Cash Management Fund
The Short Bond Fund                 The U.S. Government Securities Cash Management Fund
The Income Fund                     The Treasury Prime Cash Management Fund


        Each Fund described herein and the Managed Assets Growth, Equity Income, Growth, Small-Cap Opportunity, Intrinsic Value, Equity Index, International Equity, Intermediate Bond, Short Bond, Income, International Bond, Municipal Bond, Intermediate Municipal Bond and Michigan Municipal Bond Funds offer three classes of shares: Class A, Class B and Class I. The Treasury Money Market, Municipal Money Market and Michigan Money Market Funds offer two classes of shares: Class A and Class I. The Cash Management, U.S. Government Cash Management and Treasury Prime Cash Management Funds offer two Classes of shares: Class S and Class I. A sales person and any other person or institution entitled to receive compensation for selling or servicing shares may receive different compensation with respect to different classes of shares in the Series. Each share has $.10 par value, represents an equal proportionate interest in the related fund with other shares of the same class outstanding, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such fund as are declared in the discretion of the Board of Trustees.

        Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and each Series entitled to vote on a matter will vote thereon in the aggregate and not by Series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular Series. In addition, shareholders of each of the Series have equal voting rights except that only shares of a particular class within a Series are entitled to vote on matters affecting only that class. Voting rights are not cumulative, and accordingly the holders of more than 50% of the aggregate number of shares of all Trust portfolios may elect all of the Trustees. Each Asset Allocation Fund will vote its Underlying Fund shares in proportion to the votes of all other shareholders of each respective Underlying Fund.


        As of March 31, 1997, FNC and its affiliates held of record approximately 51.05%, 66.34%, 69.03% and 65.66% of the outstanding shares of the Managed Assets Balanced, Mid-Cap Opportunity, Growth and Value and Bond Funds, respectively.

        Because NBD serves the Trust as Custodian, the Board of Trustees has established a procedure requiring three annual verifications, two of which are unannounced, of all investments held pursuant to the Custodian Agreement, to be conducted by the Trust's independent accountants.


        The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Trust's By-Laws provide that special meetings of shareholders of any Series shall be called at the written request of shareholders entitled to cast at least 10% of the votes of a Series entitled to be cast at such meeting. The Trust also stands ready to assist shareholder communications in connection with any meeting of shareholders as prescribed in Section 16(c) of the 1940 Act.

        No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the Funds' official sales literature in connection with the offer of the Funds' shares, and, if given or made, such other information or representations must not be relied upon as having been authorized. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made.

                           SUPPLEMENTAL INFORMATION


Ratings


        The ratings of Moody's, S&P, Fitch and Duff represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Therefore, although these ratings may be an initial criterion for selection of portfolio investments, the Investment Adviser also will evaluate such obligations and the ability of their issuers to pay interest and principal. Each Fund and Additional Pegasus Fund will rely on the Investment Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. Obligations rated in the lowest of the top four rating categories (Baa by Moody's or BBB by S&P, Fitch, Duff or IBCA) are considered to have less capacity to pay interest and repay principal and have certain speculative characteristics.


Short-Term Investments

        Each Fund and each Additional Pegasus Fund may hold the types of Cash Equivalent Securities described under Asset Allocation Funds above.

U.S. Government Obligations

        U.S. Government obligations include all types of U.S. Government securities, including U.S. Treasury bonds, notes and bills, and obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Tennessee Valley Authority, Resolution Funding Corporation and Maritime Administration. U.S. Government obligations also include interests in the foregoing securities, including collateralized mortgage obligations guaranteed by a U.S. Government agency or instrumentality, and in Government-backed trusts which hold obligations of foreign governments that are guaranteed or backed by the full faith and credit of the United States.

        Obligations of certain U.S. agencies and instrumentalities such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

Bank Obligations

        Bank obligations in which the Funds and the Additional Pegasus Funds may invest include certificates of deposit, time deposits, bankers' acceptances, fixed time deposits and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, the funds may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits.

        Obligations issued or guaranteed by foreign branches of U.S. banks (commonly known as "Eurodollar" obligations) or U.S. branches of foreign banks (commonly known as "Yankee dollar" obligations) may be general obligations of the parent bank or obligations only of the issuing branch. Where the obligation is only that of the issuing branch, the parent bank has no legal duty to pay such obligation. Such obligations would thus be subject to risks comparable to those which would be present if the issuing branch were a separate bank. The Money Market Fund will not invest in a Eurodollar obligation if upon making such investment the total Eurodollar obligations which are not general obligations of domestic parent banks would thereby exceed 25% of its total assets.

        Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

        Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds and

Additional Pegasus Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC.

        Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

Certain Corporate Obligations

        Commercial paper in which the Funds and the Additional Pegasus Funds may invest consists of short-term, unsecured promissory notes issued by domestic or foreign entities to finance short-term credit needs.

Variable and Floating Rate Instruments

        Each Fund and Additional Pegasus Fund may invest in variable and floating instruments, including without limitation for each Fund and Additional Pegasus Fund other than the Money Market Fund, inverse floating rate debt instruments ("inverse floaters") some of which may be leveraged. The interest rate of an inverse floater resets in the opposite direction from the market rate of interest to which it is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values.

        The Money Market Fund may purchase rated and unrated variable and floating rate obligations that have stated maturities in excess of 13 months but, in any event, permit the fund to demand payment of the principal of the instrument at least once every 13 months on not more than thirty days' notice (unless the instrument is a U.S. Government Obligation), provided that the demand feature may be sold, transferred, or assigned only with the underlying instrument involved. Such instruments may include variable rate demand notes which are unsecured instruments that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.

        The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a fund to dispose of them if the issuer defaulted on its payment obligation or during periods that the fund is not entitled to exercise demand rights, and the fund could, for these or other reasons, suffer a loss with respect to such instruments. In the absence of an active secondary market, variable and floating rate instruments held by a fund will be subject to its limitation on illiquid investments. See "Illiquid Securities."

Repurchase and Reverse Repurchase Agreements

        To increase their income, each Fund and Additional Pegasus Fund may agree to purchase portfolio securities from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed-upon date and price ("repurchase agreements"). None of the funds will enter into repurchase agreements with the Investment Adviser, the Distributor, or any of their affiliates, except as may be permitted by the SEC. Although the securities subject to repurchase agreements may bear maturities exceeding 13 months provided the repurchase agreement itself matures in 13 months or less, the funds generally intend to enter into repurchase agreements which terminate within seven days after notice by them. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price, marked to market daily. Default by the seller would, however, expose a fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.


        Each Fund and Additional Pegasus Fund may also obtain funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a fund will sell portfolio securities to financial institutions such as banks and broker-dealers and agree to repurchase them at a particular date and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by a fund may decline below the price of the securities it is obligated to repurchase. Whenever a fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets equal to the repurchase price marked to market daily (including accrued interest) and will subsequently monitor the account to ensure such equivalent value is maintained.


Lending Portfolio Securities

        To increase income or offset expenses, each of the Funds and Additional Pegasus Funds may lend its portfolio securities to financial institutions such as banks and broker-dealers in accordance with their investment limitations described herein. Agreements will require that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned plus accrued interest. Collateral for such loans may include cash or securities of the U.S. Government, its agencies or instrumentalities, some which may bear maturities exceeding 13 months. Such loans will not be made if, as a result, the aggregate of all outstanding loans of a particular fund exceeds one-third of the value of its total assets. Loans of securities involve risk of delay in receiving additional collateral or in recovering the securities loaned or possible loss of rights in the collateral should the borrower of the securities become insolvent. In the event a fund is unable to recover the securities loaned in a particular transaction, it will promptly sell any collateral which bears a maturity exceeding 13 months. Loans will be made only to borrowers that provide the requisite collateral comprised of liquid assets and when, in the Investment Adviser's judgment, the income to be earned from the loan justifies the attendant risks.

Zero Coupon Obligations


        Each Fund and Additional Pegasus Fund may invest in zero coupon obligations which are discount debt obligations that do not make periodic interest payments although income is generally imputed to the holder on a current basis. Such obligations may have higher price volatility than those which require the payment of interest periodically. The Investment Adviser will consider the liquidity needs of a fund when any investment in zero coupon obligations is made.


        Federal income tax law requires the holder of a zero coupon security or of certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, each fund that invests in such securities may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. Such fund will not be able to purchase additional incoming producing securities with cash used to make such distributions and its current income may be reduced as a result.

When-Issued Purchases and Forward Commitments

        Each Fund and Additional Pegasus Fund may purchase portfolio securities on a "when-issued" basis and may purchase or sell such securities on a "forward commitment" basis. These transactions, which involve a commitment by a fund to purchase or sell particular securities with payment and delivery taking place in the future, beyond the normal settlement date, at a stated price and yield. Securities purchased on a when-issued basis or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the value of the security to be sold increases prior to the settlement date. When a fund enters into such transactions, the Custodian will maintain in a segregated account cash or liquid portfolio securities equal to the amount of the commitment. The funds do not earn income with respect to these transactions until the subject securities are delivered to them. The funds do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only for the purposes of acquiring portfolio securities. Each fund's when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets absent unusual market conditions. The funds do not earn income with respect to these transactions until the subject securities are delivered to them. They do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their investment objectives.

Foreign Securities

        Investments by the Funds and the Additional Pegasus Funds in foreign securities, with respect to certain foreign countries, exposes them to the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets or diplomatic developments that could affect investment within those countries. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States. In addition, there may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers generally are not subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. Because of these and other factors, securities of foreign companies acquired by the funds may be subject to greater fluctuation in price than securities of domestic companies.

        Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Some currency exchange costs may be incurred when the funds change investments from one country to another.

        Furthermore, some securities may be subject to brokerage taxes levied by foreign governments, which have the effect of increasing the costs of such investments and reducing the realized gain or increasing the realized loss on such securities at the time of sale. Income received by a fund from sources within foreign countries may be reduced by withholding or other taxes imposed by such countries. Tax conventions between certain countries and the United States, however, may reduce or eliminate such taxes. All such taxes paid by the funds will reduce their net income available for distribution to investors.

Depository Receipts

        All of the Asset Allocation and Equity Funds may invest in securities of foreign issuers in the forms of American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and similar securities representing securities of foreign issuers. These securities may not be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. Certain such institutions issuing ADRs may not be sponsored by the issuer. A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangements with the issuer. EDRs are receipts issued by a European financial institution evidencing ownership of the underlying foreign securities and are generally denominated in foreign currencies. Generally, EDRs, in bearer form, are designed for use in the European securities markets.

Supranational Bank Obligations

        The Funds and the Additional Pegasus Funds may invest in obligations of supranational banks. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the World Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that these commitments will be undertaken or met in the future.

Convertible Securities

        Each of the Funds and Additional Pegasus Funds other than the Money Market Fund may invest in convertible securities. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock.

Securities of Other Investment Companies

        Each of the Funds and Additional Pegasus Funds may invest in securities issued by open-end (and closed-end for all funds other than the Money Market Fund) investment companies which principally invest in securities in which such fund invests.

Under the 1940 Act, a fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the fund's net assets with respect to any one investment company and (iii) 10% of the fund's net assets in the aggregate. Such purchases will be made in the open market where no commission or profit to a sponsor or dealer results from the purchase other than the customary brokers' commissions, if any. As a shareholder of another investment company, a fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the fund bears directly in connection with its own operations.

Asset Backed Securities

        Asset Backed Securities acquired by the Funds and Additional Pegasus Funds other than the Money Market Fund consist of both mortgage and non-mortgage backed securities. Asset backed securities arise through the grouping by governmental, government-related and private organizations of loans, receivables and other assets originated by various lenders ("Asset Backed Securities"), as described below.

        The yield characteristics of Asset Backed Securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e. loans) generally may be prepaid at any time. As a result, if an Asset Backed Security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an Asset Backed Security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the average weighted maturity of the funds, the maturity of Asset Backed Securities will be based on estimates of average life.

        Prepayments on Asset Backed Securities generally increase with falling interest rates and decrease with rising interest rates. Prepayment rates are also influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise the value of an Asset Backed Security with prepayment features may not increase as much as that of other fixed income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.

        These characteristics may result in higher level of price volatility for these assets under certain market conditions. In addition, while the trading market for short-term mortgages and Asset Backed Securities is ordinarily quite liquid, in times of financial stress the trading market for these securities sometimes becomes restricted.

        Mortgage backed securities represent an ownership interest in a pool of mortgages, the interest on which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, although not necessarily by the U.S. Government itself. Mortgage backed securities include collateralized mortgage obligations ("CMOs"), real estate investment trusts ("REITs") and mortgage pass-through certificates.

        CMOs provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage backed securities. Issuers of CMOs ordinarily elect to be taxed as pass-through entities known as real estate mortgage investment conduits ("REMICs"). CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in a variety of ways. The multiple class securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, including the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by trusts formed by private originators of, or investors in, mortgage loans. Classes in CMOs which the funds may hold are known as "regular" interests. CMOs also issue "residual" interests, which in general are junior to and more volatile than regular interests. The funds do not intend to purchase residual interests.

        Mortgage pass-through certificates provide the holder with a pro rata interest in the underlying mortgages. One type of such certificate in which the funds may invest is a GNMA Certificate which is backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Another type is a FNMA Certificate, the principal and interest of which are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. Government. Another type is a FHLMC Participation Certificate which is guaranteed by FHLMC as to timely payment of principal and interest. However, like a FNMA security, it is not guaranteed by the full faith and credit of the U.S. Government. Privately issued mortgage backed securities will carry a rating at the time of purchase of at least A by S&P or by Moody's or, if unrated, will be in the Investment Adviser's opinion equivalent in credit quality to such rating. Mortgage backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.

        The above-mentioned funds may also invest in non-mortgage backed securities including interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Non-mortgage backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

        Non-mortgage backed securities involve certain risks that are not presented by mortgage backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws. Most issuers of motor vehicle receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related motor vehicle receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the motor vehicle receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Stripped Government Obligations

        All of the Asset Allocation, Money Market and Bond Funds may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government obligations. These participations, which may be issued by the U.S. Government (or a U.S. Government agency or instrumentality) or by private issuers such as banks and other institutions, are issued at a discount to their "face value," and may include stripped mortgage backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

        SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. With respect to investments in interest only securities, should the underlying obligations experience greater than anticipated prepayments of principal, a fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments may be more volatile in response to changes in interest rates. The yields on a class SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage backed obligations because their cash flow patterns are more volatile. For interest only securities, there is a greater risk that the initial investment will not be fully recouped.

Municipal and Related Obligations

        Municipal Obligations that may be acquired by each Asset Allocation and Bond Fund may include general obligations, revenue obligations, notes and moral obligations bonds. Each of these funds currently intends to invest no more than 25% of its total assets in Municipal Obligations. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility, class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source such as the user of the facility being financed. Private activity bonds (i.e. bonds issued by industrial development authorities) are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of a private activity bond is usually directly related to the credit standing of the private user of the facility involved.

        Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Moral obligation bonds are normally issued by a special purpose public authority. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Municipal Obligations also include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. The

Investment Adviser will only invest in rated municipal lease/purchase agreements.

        There are, of course, variations in the quality of Municipal Obligations both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

Stand-By Commitments

        Each of the Asset Allocation and Bond Funds may acquire "stand-by commitments" with respect to Municipal Obligations held in their portfolios. Under a stand-by commitment, a fund obligates a broker, dealer or bank to repurchase, at the fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment therefore is subject to the ability of the seller to make payment on demand. A fund other than the Money Market Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. A fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such securities yield to investors.

Custodial Receipts and Certificates of Participation

        Each of the Asset Allocation, Bond and Money Market Funds may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRS and CATS) where the trust participations evidence ownership in either the future interest payments or the future principal payments on the U.S. Treasury obligations. These participations are normally issued at a discount to their "face value," and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.


Options Transactions

        Each Fund and Additional Pegasus Fund other than the Money Market Fund is permitted to invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options. Options transactions are a form of derivative security.

        Each of the above-mentioned funds is permitted to purchase call and put options in respect of specific securities (or groups or "baskets" of specific securities) in which it may invest. Each may write (i.e., sell) covered call option contracts on securities owned by it not exceeding 25% of the market value of its net assets at the time such option contracts are written. Each of these funds also may purchase call options to enter into closing purchase transactions. Each also may write covered put option contracts to the extent of 25% of the value of its net assets at the time such option contracts are written. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the exercise price at any time during the option period. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period. A covered put option sold by a fund exposes it during the term of the option to a decline in price of the underlying security or securities. A put option sold by a fund is covered when, among other things, cash or liquid securities are placed in a segregated account with its custodian to fulfill the obligation undertaken.

        Each of the funds also may purchase and sell call and put options on foreign currency for the purpose of hedging against changes in future currency exchange rates. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires.

        In addition, the Funds and Additional Pegasus Funds other than the Money Market Fund may purchase cash-settled options on interest rate swaps, interest rate swaps denominated in foreign currency and equity index swaps. See "Interest Rate and Equity Index Swaps" below. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

        Each of the above-mentioned funds may purchase and sell call and put options on stock indices listed on U.S. securities exchanges or traded in the over-the-counter market. A stock index fluctuates with changes in the market values of the stocks included in the index. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices in an industry or market segment, rather than movements in the price of a particular stock.

Futures Contracts and Options on Futures Contracts

        Each Non-Money Market Fund and each Additional Pegasus Fund may enter into futures contracts and options on futures contracts. All of the Equity Funds may enter into stock index futures contracts and all of the Non-Money Market Funds may enter into interest rate futures contracts and currency futures contracts, and options with respect thereto. See "Options Transactions" above. These transactions will be entered into as a substitute for comparable market positions in the underlying securities or for hedging purposes. A fund may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of its assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. To the extent a fund engages in the use of futures and options on futures for other than bona fide hedging purposes, it may be subject to additional risk. Although none of these funds would be a commodity pool, each would be subject to rules of the CFTC limiting the extent to which it could engage in these transactions. Futures and options transactions are a form of derivative security. In addition, in such situations, if a fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. A fund may have to sell securities at a time when it may be disadvantageous to do so.

Foreign Currency Transactions

        The Asset Allocation Funds, International Equity and International Bond Funds may engage in currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through entering into forward contracts to purchase or sell currencies. A forward currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which must be more than two days from the date of the contract, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers. They may be used to reduce the level of volatility caused by changes in foreign currency exchange rates or when such transactions are economically appropriate for the reduction of risks in the ongoing management of the funds.

Although forward currency exchange contracts may be used to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such currency increase. The funds also may combine forward currency exchange contracts with investments in securities denominated in other currencies.

        Each of the above-mentioned funds also may maintain short positions in forward currency exchange transactions, which would involve an agreement to exchange an amount of a currency the fund did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the fund contracted to receive in the exchange.

Options on Foreign Currency

        The Asset Allocation, International Equity and International Bond Funds may purchase and sell call and put options on foreign currency for the purpose of hedging against changes in future currency exchange rates. Call options convey the right to buy the underlying currency at a price which is expected to be lower than the spot price of the currency at the time the option expires. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. The funds may use foreign currency options for the same purposes as forward currency exchange and futures transactions, as described herein. See also "Options Transactions" above and "Risks Associated with Futures, Options and Foreign Currency Transactions and Options," below.

Risks Associated with Futures, Options and Foreign Currency
Transactions and Options

        To the extent a Non-Money Market Fund or an Additional Pegasus Fund is engaging in a futures or options transaction as a hedging device, due to the risk of an imperfect correlation between securities in its portfolio that are the subject of a hedging transaction and the futures contract or options used as a hedging device, it is possible that the hedge will not be fully effective. In futures contracts and options based on indices, the risk of imperfect correlation increases as the composition of the fund involved varies from the composition of the index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of contracts, the fund may buy or sell futures contracts and options in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the futures contract has been less or greater than that of the securities. Such "over hedging" or

"under hedging" may adversely affect the fund's net investment results if market movements are not as anticipated when the hedge is established.

        Successful use of futures and options also is subject to the Investment Adviser's ability to predict correctly movements in the direction of securities prices, interest rates, currency exchange rates and other economic factors. In addition, in such situations, if the fund involved has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. The fund may have to sell securities at a time when it may be disadvantageous to do so.

        Although a fund intends to enter into futures contracts and options transactions only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. See "Illiquid Securities" below. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the fund to substantial losses. If it is not possible, or the fund determines not, to close a futures position in anticipation of adverse price movements, the fund will be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may offset partially or completely losses on the futures contract.

        Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. The foreign currency market offers less protection against defaults in the forward trading of currencies than is available when trading in currencies occurs on an exchange. Since a forward currency contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a fund of unrealized profits or force the fund to cover its commitments for purchase or resale, if any, at the current market price.

        Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance on the contract. In addition, unless the fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that the fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not.

Interest Rate and Equity Index Swaps

        Each of the Non-Money Market and Additional Pegasus Funds may enter into interest rate swaps and equity index swaps, to the extent described under "Description of the Funds-Management Policies," in pursuit of its investment objective. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Equity index swaps involve the exchange by a fund with another party of cash flows based upon the performance of an index or a portion of an index which usually includes dividends. In each case, the exchange commitments may involve payments to be made in the same currency or in different currencies. Swaps are a form of derivative security.


        The funds usually will enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments. If a fund enters into a swap, it would maintain a segregated account in the full amount accrued on a daily basis of the fund's obligations with respect to the swap. Each of these funds will enter into swap transactions with counterparties only if: (1) for transactions with maturities under one year, such counterparty has outstanding short-term paper rated at least A-1 by S&P, Prime-1 by Moody's, F-1 by Fitch or Duff-1 by Duff, or (2) for transactions with maturities greater than one year, the counterparty has outstanding debt securities rated at least Aa by Moody's or AA by S&P, Fitch or Duff.


        The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit on the amount of swap transactions that may be entered into by a Non-Money Market Fund or an Additional Pegasus Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that a fund is contractually obligated to make. If the other party to a swap defaults, the relevant fund's risk of loss consists of the net amount of payments that such fund contractually is entitled to receive.

Illiquid Securities

        The Non-Money Market Funds and the Additional Pegasus Funds will not knowingly invest more than 15% of the value of their respective net assets in securities that are illiquid and the Money Market Fund will not knowingly invest more than 10% of the value of its net assets in securities that are illiquid. Securities having legal or contractual restrictions on resale or no readily available market, and instruments (including repurchase agreements, variable and floating rate instruments, GICs and time deposits) that do not provide for payment to the funds within seven days after notice are subject to this limitation. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed to be illiquid for purposes of this limitation.

        The Non-Money Market Funds and the Additional Pegasus Funds may purchase securities which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered to be illiquid so long as it is determined by the Board of Trustees or the Investment Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. The ability to sell to qualified institutional buyers under Rule 144A is a recent development, and it is not possible to predict how this market will develop. The Board of Trustees will carefully monitor any investments by a fund in these securities.

Portfolio Turnover

        Generally, the Non-Money Market Funds and the Additional Pegasus Funds will purchase securities for capital appreciation or investment income, or both, and not for short-term trading profits. However, a fund may sell a portfolio investment soon after its acquisition if the Investment Adviser believes that such a disposition is consistent with or in furtherance of the fund's investment objective. Fund investments may be sold for a variety of reasons, such as more favorable investment opportunities or other circumstances. As a result, such funds are likely to have correspondingly greater brokerage commissions and other transaction costs which are borne indirectly by shareholders. Fund turnover may also result in the realization of substantial net capital gains.


        Asset reallocation decisions for the Asset Allocation Funds typically will occur on a monthly basis. However, if market conditions warrant, the Investment Adviser may make more frequent reallocation decisions which will result in a higher portfolio turnover rate. The Asset Allocation Funds will purchase or sell shares of the Underlying Funds: (a) to accommodate purchases and redemptions of each Asset Allocation Fund's shares; (b) in response to market or other economic conditions; and (c) to maintain or modify the allocation of each Asset Allocation Fund's assets among the Underlying Funds within its target asset allocation ranges. See "Taxes--Federal" in the Prospectus and "Additional Information Concerning Taxes" in the Statement of Additional Information.



                                     A-19
QPPRO-4 97

[Prospectus Cover]


                                              [logo]     Pegasus Funds
                                                         Strength in Investing





P R O S P E C T U S

MONEY MARKET FUNDS


April 30, 1997




                                   Pegasus
                                     Funds

PROSPECTUS
                                                               April 30, 1997



                                PEGASUS FUNDS
                                P.O. Box 5142
                       Westborough, Massachusetts 01581

                  24 Hour yield and performance information
                       Purchase and Redemption orders:
                                (800) 688-3350



        Pegasus Funds (the "Trust") is an open-end, management investment company. Through this Prospectus, investors may invest in any of the following four separate money market funds (the "Funds"):

        The Money Market Fund seeks to provide a high level of current income consistent with the preservation of capital and liquidity. This Fund will invest in high quality "money market" instruments.

        The Treasury Money Market Fund seeks to provide a high level of current income consistent with the preservation of capital and liquidity. This Fund will invest in U.S. Treasury bills, notes and direct U.S. Treasury obligations having remaining maturities of 397 days or less and repurchase agreements relating to direct U.S. Treasury obligations.


        The Municipal Money Market Fund seeks to provide a high level of current interest income that is exempt from federal income taxes consistent with the preservation of capital and liquidity. This Fund will invest in high quality debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their respective political subdivisions and authorities, the interest from which is, in the opinion of bond counsel for the issuers, exempt from regular federal income tax ("Municipal Obligations").

        The Michigan Municipal Money Market Fund seeks to provide a high level of current interest income that is exempt from federal and State of Michigan income taxes, consistent with the preservation of capital and liquidity. This Fund will invest in high quality debt obligations issued by the State of Michigan, its political subdivisions, municipalities, corporations and authorities, the interest on which, in the opinion of bond counsel to the issuers, is exempt from federal and State of Michigan income taxes ("Michigan Municipal Obligations").


        The Municipal Money Market Fund and Michigan Municipal Money Market Fund are sometimes referred to as the "Municipal Funds."

        This Prospectus sets forth concisely information that a prospective investor should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Trust, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by writing to the Trust at the above address. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference into this Prospectus in its entirety.

SHARES OF THE TRUST ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY, FIRST CHICAGO NBD CORPORATION OR ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY GOVERNMENTAL AGENCY. INVESTMENT IN THE TRUST INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A CONSTANT NET ASSET VALUE OF $1.00 PER SHARE. THE MICHIGAN MUNICIPAL MONEY MARKET FUND IS CONCENTRATED IN SECURITIES ISSUED BY THE STATE OF MICHIGAN AND ENTITIES WITHIN THE STATE OF MICHIGAN AND THEREFORE INVESTMENT IN THE FUND MAY BE RISKIER THAN AN INVESTMENT IN OTHER TYPES OF MONEY MARKETS FUNDS.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




                              TABLE OF CONTENTS


        HIGHLIGHTS.........................................................  i

        EXPENSE TABLE..................................................... iii

        BACKGROUND..........................................................iv

        FINANCIAL HIGHLIGHTS............................................... iv

        DESCRIPTION OF THE FUNDS...........................................  1

        HOW TO BUY SHARES..................................................  6

        SHAREHOLDER SERVICES...............................................  9

        HOW TO REDEEM SHARES............................................... 12

        MANAGEMENT OF THE TRUST............................................ 15

        DISTRIBUTION AND SHAREHOLDER SERVICES PLANS........................ 18

        DIVIDENDS AND DISTRIBUTIONS........................................ 19

        TAXES.............................................................. 19

        PERFORMANCE INFORMATION............................................ 21

        GENERAL INFORMATION................................................ 24

        SUPPLEMENTAL INFORMATION...........................................A-1

                                  HIGHLIGHTS

The following summary is qualified in its entirety by the more detailed information appearing elsewhere in this Prospectus.

Investment Objectives and Management Policies

        Each Fund's investment objective is set forth on the cover page of this Prospectus.

        Each Fund seeks to maintain its net asset value per share of $1.00, and values its portfolio securities on the basis of amortized cost. The dollar weighted average maturity of each Fund is 90 days or less.

Investment Adviser

        First Chicago NBD Investment Management Company ("FCNIMCO") is the Investment Adviser to each of the Funds. Each Fund has agreed to pay the Investment Adviser an annual fee as set forth under "Management of the Funds."

Description of Classes

        Each Fund offers Class A shares and Class I shares. The Money Market Fund offers Class B shares only through an exchange of Class B shares from one of the Trust's non-money market investment portfolios. Each share represents an identical pro rata interest in a Fund's investment portfolio.

        Class A shares are sold at net asset value with no sales charge and are subject to a shareholder servicing fee.

        Class B shares are sold at net asset value per share with no front-end sales charge. Class B shares may be subject to a contingent deferred sales charge ("CDSC") and are subject to a distribution fee and shareholder servicing fee.

        Class I shares are sold at net asset value with no sales charge to institutional investors, including banks, such as The First National Bank of Chicago ("FNBC"), NBD Bank ("NBD"), American National Bank and Trust Company ("ANB") or their affiliates, acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity, and to public agencies and municipalities. Class I shares of the Money Market Fund may be sold to the Asset Allocation Funds, three diversified portfolios of the Trust whose shares are offered by a separate Prospectus.

How To Buy Shares

        Class A shares and Class B shares may be purchased through a number of institutions including the Investment Adviser, FNBC, ANB and their affiliates, including First NBD Investment Services, Inc. ("FCNIS"), a registered broker-dealer, BISYS Fund Services (the "Distributor" or "BISYS") which serves the Trust as its Distributor and certain banks, securities dealers and other industry professionals such as investment advisers, accountants and estate planning firms (collectively, "Service Agents").

        Investors purchasing Class I shares should contact their institutions directly for appropriate instructions, as well as for information about conditions pertaining to the account and any related fees.


        The minimum initial investment for Class A and Class B shares is $2,500. All subsequent investments must be at least $100. The minimum initial investment for Class I shares is $1,000,000 or any lesser amount if, in the Distributor's opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $1,000,000.

            See "How to Buy Shares" on page __ of this Prospectus.

Shareholder Services

        The Funds offer shareholders certain services and privileges including: Exchange Privilege and Automatic Investment Plans. Certain services and privileges may not be available through all Service Agents.


          See "Shareholder Services" on page __ of this Prospectus.


How To Redeem Shares

        Generally, investors should contact their representatives at the Investment Adviser, FNBC, ANB, their affiliates or the appropriate Service Agent for redemption instructions. Investors who are not clients of the Investment Adviser, FNBC, NBD, ANB, their affiliates or a Service Agent may redeem Fund shares by written request to First Data Investor Services Group, Inc. (the "Transfer Agent").


          See "How to Redeem Shares" on page __ of this Prospectus.

                                EXPENSE TABLE

        The purpose of the following tables is to assist investors in understanding the various costs and expenses that an investor in a Fund will bear, directly or indirectly, the payment of which will reduce investors' return on an annual basis.


                                                                    Money
                                           All Funds        Market Fund Only
                                           ---------        ----------------
Shareholder Transaction Expenses         Class A and I           Class B
--------------------------------         -------------           -------
Maximum Sales Charge
  Imposed on Purchases (as a
  percentage of offering price)              None                 None

Sales Charge on Reinvested Dividends         None                 None

Maximum Deferred Sales
  Charge Imposed On Redemptions
  (as a percentage of the amount
  subject to charge)                         None                 None*

Redemption Fees                              None                 None

Exchange Fees                                None                 None


* To contingent deferred sales load is charged, except that shares of the Money Market Fund acquired through an exchange of shares offered with a CDSC will be subject to a CDSC of up to a maximum of 5% upon redemption in accordance with the Prospectus for the particular B Shares. See "How to Redeem Shares."


ANNUAL FUND OPERATING EXPENSES
(as a percentage of average daily net assets)


                                                                    Total
                                    Management 12b-1     Other      Operating
                                       Fees    Fees      Expenses   Expenses(1)
                                    ---------  ----      --------   -----------
      MONEY MARKET FUND
      Class A Shares                   .29%     N/A       .46%       .75%
      Class B Shares                   .29%     0.75%     .46%      1.50%
      Class I Shares                   .29%     N/A       .21%       .50%

      TREASURY MONEY MARKET FUND
      Class A Shares                   .29%     N/A       .40%       .69%
      Class I Shares                   .29%     N/A       .15%       .44%

      MUNICIPAL MONEY MARKET FUND
      Class A Shares                   .30%     N/A       .42%       .72%
      Class I Shares                   .30%     N/A       .17%       .47%
      MICHIGAN MUNICIPAL MONEY MARKET FUND
      Class A Shares                   .27%     N/A       .48%       .75%(2)
      Class I Shares                   .27%     N/A       .23%       .50%(2)


(1) See "How to Buy Shares," "Management of the Funds" and "Distribution and Shareholder Services Plans." Other Expenses and Total Operating Expenses for each Fund have been restated to reflect current expenses.

(2) Absent fee waivers, Total Operating Expenses for the Class A and Class I shares of the Michigan Municipal Money Market Fund would have been .78% and .53% respectively.

Example

An investor will pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return (2) redemption at the end of each period:


                                       1 Year     3 Years    5 Years    10 Years
                                       ------     -------    -------    --------
Money Market Fund
  Class A Shares                       $     8    $    24    $     42    $ 93
  Class B Shares                       $65/$15**  $78/$48**  $102/$82**  $150
  Class I Shares                       $     5    $    16    $     28    $ 63

Treasury Money Market Fund
  Class A Shares                       $     7    $    22    $     39    $ 86
  Class I Shares                       $     5    $    14    $     25    $ 56

Municipal Money Market Fund
  Class A Shares                       $     7    $    23    $     40    $ 90
  Class I Shares                       $     5    $    15    $     26    $ 59

Michigan Municipal Money Market Fund*
  Class A Shares                       $     8    $    24    $     42    $ 93
  Class I Shares                       $     5    $    16    $     28    $ 63

*     After expense reimbursements or fee waivers.
**    Assuming no redemption of Class B shares.


        THE AMOUNTS LISTED IN THE EXAMPLES SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE EACH EXAMPLE ASSUMES A 5% ANNUAL RETURN, A FUND'S ACTUAL PERFORMANCE MAY RESULT IN AN ACTUAL RETURN GREATER OR LESS THAN 5%.

        The Investment Adviser, FNBC, ANB and their affiliates and certain Service Agents may charge their clients fees in connection with an investment in the Funds which are not reflected in the foregoing tables.

                                  BACKGROUND

                Shares of each Fund, other than the Money Market Fund, have been classified into two separate classes of shares - Class A shares and Class I shares. Shares of the Money Market Fund have been classified into three separate classes of shares Class A shares, Class B shares and Class I shares. Each share represents an equal proportionate interest in the related Fund.


                             FINANCIAL HIGHLIGHTS

                The tables below provide supplementary information to the Funds' financial statements, which are incorporated by reference in their Statement of Additional Information and set forth certain information concerning the historic investment results of Fund shares. They present a per share analysis of net investment income and distributions from net investment income for each of the Funds. The tables have been derived from the Funds' financial statements which have been audited by Arthur Andersen LLP, the Trust's independent public accountants, whose report thereon is also incorporated by reference in the Statement of Additional Information along with the financial statements. The financial data included in these tables should be read in conjunction with the financial statements and related notes incorporated by reference in the Statement of Additional Information. Further information about the performance of the Funds is available in annual reports to shareholders. The Statement of Additional Information and annual reports to shareholders may be obtained from the Trust free of charge by calling (800) 688-3350.

For a Share Outstanding Throughout the Period





                       Net Asset                               Distributions
                       Value      Net          Total from      from Net
                       Beginning  Investment   Investment      Investment
                       of Period  Income       Operations      Income
                       ---------  ----------   ----------      -------------
Money Market Fund
Class A Shares
1996                   $1.0000    0.0488       0.0488          (0.0488)
1995                   $1.0000    0.0549       0.0549          (0.0549)
1994                   $1.0000    0.0378       0.0378          (0.0378)
1993                   $1.0000    0.0281       0.0281          (0.0281)
1992                   $1.0000    0.0347       0.0347          (0.0347)
1991                   $1.0000    0.0579       0.0579          (0.0579)
1990                   $1.0000    0.0784       0.0784          (0.0784)
1989                   $1.0000    0.0877       0.0877          (0.0877)
1988(1)                $1.0000    0.0730       0.0730          (0.0730)
Class B Shares
1996(2)                $1.0000    0.0117       0.0117          (0.0117)
Class I Shares
1996(3)                $1.0000    0.0373       0.0373          (0.0373)



                                     Ratio of    Ratio of
                Net                  Expenses    Net
                Asset                to          Investment     Net Assets
                Value                Average     Income to      End of
Total           End of   Total       Net         Average        Period
Distributions   Period   Return      Assets      Net Assets     (000)
-------------   ------   ------      ------      ----------     ----------
 (0.0488)       $1.0000   4.99%      0.63%         4.87%      $  728,397
 (0.0549)       $1.0000   5.63%      0.51%         5.49%      $1,639,695
 (0.0378)       $1.0000   3.86%      0.47%         3.78%      $1,323,040
 (0.0281)       $1.0000   2.85%      0.49%         2.81%      $1,326,693
 (0.0347)       $1.0000   3.58%      0.52%         3.47%      $1,095,354
 (0.0579)       $1.0000   5.95%      0.50%         5.79%      $  775,521
 (0.0784)       $1.0000   8.14%      0.50%         7.84%      $  717,516
 (0.0877)       $1.0000   9.19%      0.51%         8.77%      $  446,466
 (0.0730)       $1.0000   7.55%(4)   0.49%(4)      7.30%(4)   $  250,182

 (0.0117)       $1.0000   4.70%(4)   1.48%(4)      3.99%(4)   $      143

 (0.0373)       $1.0000   5.06%(4)   0.51%(4)      4.99%(4)   $1,715,313

---------
(1) For the period January 4, 1988 (commencement of operations) through December 31, 1988.
(2) For the period September 14, 1996 (initial offering of Class B Shares) through December 31, 1996.
(3) For the period March 30, 1996 (initial offering date of Class I Shares) through December 31, 1996.
(4)    Annualized.




                  Net Asset              Net                       Distributions
                  Value      Net         Realized      Total from  from Net
                  Beginning  Investment  Losses on     Investment  Investment
                  of Period  Income      Investments   Operations  Income
                  ---------  ------      -----------   ----------  -------------
Treasury Money Market Fund
Class A Shares
1996              $1.0000    0.0474      (0.0001)      0.0473        (0.0474)
1995              $1.0000    0.0539        --          0.0539        (0.0539)
1994              $1.0000    0.0370        --          0.0370        (0.0370)
1993              $1.0000    0.0273        --          0.0273        (0.0273)
Class I Shares
1996(3)           $1.0000    0.0361        --          0.0361        (0.0361)




                               Ratio of    Ratio of
          Net                  Expenses    Net
          Asset                to          Investment  Net Assets
Total     Value                Average     Income to   End of
Distri-   End of     Total     Net         Average     Period
butions   Period     Return    Assets      Net Assets  (000)
-------   ------     ------    --------    ----------  ----------
(0.0474)  $0.9999    4.83%      0.56%       4.82%       $214,398
(0.0539)  $1.0000    5.53%      0.53%       5.39%       $927,696
(0.0370)  $1.0000    3.77%      0.50%       3.70%       $785,694
(0.0273)  $1.0000    2.77%      0.50%       2.73%       $854,873

(0.0361)  $1.0000    4.89%(4)   0.53%(4)    4.85%(4)  $1,055,604

---------
(3) For the period March 30, 1996 (initial offering date of Class I Shares) through December 31, 1996.
(4)   Annualized.




                  Net Asset              Net                              Distributions
                  Value      Net         Realized         Total from      from Net
                  Beginning  Investment  Losses on        Investment      Investment
                  of Period  Income      Investments      Operations      Income
                  ---------  ----------  -----------      -----------     -------------

Municipal Money Market Fund
Class A Shares
1996              $1.0000       0.0295      (0.0003)        0.0292         (0.0295)
1995              $1.0000       0.0335        --            0.0335         (0.0335)
1994              $1.0000       0.0242        --            0.0242         (0.0242)
1993              $1.0000       0.0196        --            0.0196         (0.0196)
1992              $1.0000       0.0264        --            0.0264         (0.0264)
1991              $1.0000       0.0422        --            0.0422         (0.0422)
1990              $1.0000       0.0553        --            0.0553         (0.0553)
1989              $1.0000       0.0595        --            0.0595         (0.0595)
1988(1)           $1.0000       0.0498        --            0.0498         (0.0498)
Class I Shares
1996(3)           $1.0000       0.0232        --            0.0232         (0.0232)



                               Ratio of    Ratio of
          Net                  Expenses    Net
          Asset                to          Investment      Net Assets
Total     Value                Average     Income to       End of
Distri-   End of     Total     Net         Average         Period
butions   Period     Return    Assets      Net Assets      (000)
-------   ------     ------    --------    ----------      ----------
(0.0295)  $0.9997    2.96%      0.60%        2.97%        $182,226
(0.0335)  $1.0000    3.41%      0.53%        3.35%        $564,413
(0.0242)  $1.0000    2.45%      0.51%        2.42%        $550,736
(0.0196)  $1.0000    1.98%      0.51%        1.96%        $498,706
(0.0264)  $1.0000    2.70%      0.53%        2.64%        $379,431
(0.0422)  $1.0000    4.30%      0.52%        4.22%        $227,808
(0.0553)  $1.0000    5.67%      0.52%        5.53%        $235,451
(0.0595)  $1.0000    6.11%      0.51%        5.95%        $210,028
(0.0498)  $1.0000    5.10%(4)   0.49%(4)     4.98%(4)     $177,645

(0.0232)  $1.0000    3.13%(4)   0.51%(4)     3.06%(4)     $631,938

---------
(1) For the period January 4, 1988 (commencement of operations) through December 31, 1988.
(3) For the period March 30, 1996 (initial offering date of Class I Shares) through December 31, 1996.
(4)    Annualized.




                                               Distribut-           Net
               Net Asset                       ions                 Asset
               Value     Net        Total from from Net    Total    Value
               Beginning Investment Investment Investment  Distri-  End of
               of Period Income     Operations Income      butions  Period
               --------- ---------- ---------- ----------  -------  --------

Michigan Municipal Money Market
Class A Shares
1996           $1.0000   0.0289     0.0289     (0.0289)    (0.0289) $1.0000
1995           $1.0000   0.0329     0.0329     (0.0329)    (0.0329) $1.0000
1994           $1.0000   0.0235     0.0235     (0.0235)    (0.0235) $1.0000
1993           $1.0000   0.0181     0.0181     (0.0181)    (0.0181) $1.0000
1992           $1.0000   0.0237     0.0237     (0.0237)    (0.0237) $1.0000
1991(5)        $1.0000   0.0353     0.0353     (0.0353)    (0.0353) $1.0000
Class I Shares
1996(3)        $1.0000   0.0225     0.0225     (0.0225)    (0.0225) $1.0000




                                                     Ratio of Net
                                  Ratio of           Investment
         Ratio of   Ratio of      Expenses to        Income to
         Expenses   Net           Average Net        Average Net
         to         Investment    Assets             Assets            Net Assets
         Average    Income to     (Excluding Fee     (Excluding Fee    End of
Total    Net        Average       Waivers and        Waivers and       Period
Return   Assets     Net Assets    Reimbursements)    Reimbursements)   (000)
------   ------     ----------    ---------------    ---------------   ---------
2.93%     0.74%      2.87%             0.77%               2.84%       $  72,089
3.32%     0.69%      3.30%             0.76%               3.23%       $ 122,057
2.38%     0.67%      2.35%             0.75%               2.28%       $  78,640
1.83%     0.65%      1.81%             0.00%               0.00%       $  52,557
2.40%     0.64%      2.37%             0.00%               0.00%       $  52,960
3.83%(4)  0.65%(4)   3.77%(4)          0.00%               0.00%       $  38,885

3.03%(4)  0.59%(4)   3.02%(4)          0.62%(4)            2.99%(4)    $  49,521

---------
(3) For the period March 30, 1996 (initial offering date of Class I Shares) through December 31, 1996.
(4)    Annualized.
(5) For the period January 23, 1991 (commencement of operations) through December 31, 1991.

                           DESCRIPTION OF THE FUNDS

                                   General

        The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently consists of twenty-six investment portfolios, each of which consists of a separate pool of assets with separate investment objectives and policies. This Prospectus, however, describes only four portfolios. Under the 1940 Act, each Fund is classified as a diversified investment portfolio, except for the Michigan Municipal Money Market Fund which is classified as a non-diversified portfolio.

                      Investment Objectives and Policies

        The investment objective of a Fund may not be changed without approval of the holders of a majority (as defined in the 1940 Act) of such Fund's outstanding voting securities. See "General Information." Except as noted below under "Investment Limitations," a Fund's investment policies may be changed without a vote of shareholders. There can be no assurance that a Fund will achieve its objective. The following sections should be read in conjunction with the description of investments in which the Funds may invest, as set forth in "Supplemental Information."

        Each Fund seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, each Fund uses the amortized cost method of valuing its securities pursuant to Rule 2a-7 under the 1940 Act, certain requirements of which are summarized below.

        Each Fund will only purchase "eligible securities" that present minimal credit risks as determined by the Investment Adviser pursuant to guidelines established by the Trust's Board of Trustees. Eligible securities include (i) obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"); (ii) securities that are rated (at the time of purchase) by nationally recognized statistical rating organizations ("Rating Agencies") in the two highest categories for such securities; and (iii) certain securities that are not so rated but are of comparable quality to rated eligible securities as determined by the Investment Adviser. See "Investment Objectives, Policies and Risk Factors" in the Statement of Additional Information for a more complete description of eligible securities. A description of ratings is contained in the Statement of Additional Information.

        Each Fund is managed so that the average maturity of all instruments in the Fund (on a dollar-weighted basis) will not exceed 90 days. In no event will a Fund purchase any securities which are deemed to mature more than 397 days from the date of purchase (except for certain variable and floating rate instruments and securities underlying repurchase agreements and collateral underlying loans of portfolio securities).

        For further information regarding the amortized cost method of valuing securities, see "Determination of Net Asset Value" in the Statement of Additional Information. There can be no assurance that a Fund will be able to maintain a stable net asset value of $1.00 per share.

        The Money Market Fund invests in the following high quality "money market" instruments: (1) U.S. Government Obligations; (2) U.S. dollar denominated obligations issued or guaranteed by the government of Canada, a Province of Canada, or an instrumentality or political subdivision thereof;
(3) certificates of deposit, bankers' acceptances and time deposits of U.S. banks or other U.S. financial institutions (including foreign branches of such banks and institutions) having total assets in excess of $1 billion and which are members of the Federal Reserve System or the Federal Deposit Insurance Corporation ("FDIC"); (4) certificates of deposit, bankers' acceptances and time deposits of foreign banks and U.S. branches of foreign banks having assets in excess of the equivalent of $1 billion; (5) commercial paper, other short-term obligations and variable rate master demand notes, bonds, debentures and notes; and (6) repurchase agreements relating to the above instruments.


        The Treasury Money Market Fund will invest in: U.S. Treasury bills, notes, and direct U.S. Treasury obligations having remaining maturities of 397 days or less; and repurchase agreements relating to direct U.S. Treasury obligations.

        In accordance with current SEC regulations, the Money Market and Treasury Money Market Funds will limit their respective purchases of the securities of any one issuer (other than U.S. Government Obligations and repurchase agreements fully collateralized by such obligations) to 5% of their respective total assets, except that each Fund may invest more than 5% but no more than 25% of its total assets in "First Tier Securities" of one issuer for a period of up to three business days. First Tier Securities include "eligible securities" that (i) if rated by more than one Rating Agency, are rated (at the time of purchase) by two or more Rating Agencies in the highest rating category for such securities, (ii) if rated by only one Rating Agency, are rated by such Rating Agency in its highest rating category for such securities, (iii) have no short term rating but have been issued by an issuer that has other outstanding short term obligations that have been rated in accordance with (i) or (ii) above and are comparable in priority and security to such securities, and (iv) are certain unrated securities that have been determined by the Investment Adviser to be of comparable quality to such securities pursuant to guidelines established by the Trust's Board of Trustees. In addition, the Money Market Fund will limit its investments in "Second Tier Securities" (which are eligible securities other than First Tier Securities) to 5% of their respective total assets, with investments in any one issuer of such securities being limited to no more than 1% of their respective total assets or $1 million, whichever is greater. Because of these limitations, the Money Market and Treasury Money Market Funds will not be able to purchase lower rated or longer term securities from which a higher income, although a greater degree of risk, might be derived.

        The Municipal Money Market Fund will invest in high quality Municipal Obligations and the Michigan Municipal Money Market Fund will invest in high quality Michigan Municipal Obligations. Each Fund may also invest in related repurchase agreements. Income earned by the Fund with respect to repurchase agreements and securities lending transactions is not exempt from federal income tax. To the extent acceptable Michigan Municipal Obligations are at any time unavailable for investment by the Michigan Municipal Money Market Fund, the Fund will invest primarily in other Municipal Obligations, the interest on which is, in the opinion of bond counsel, exempt from federal, but not State of Michigan, income tax.

        Municipal Obligations acquired by the Municipal Funds include: (1) Municipal bonds; (2) Municipal notes; (3) Variable rate demand notes; (4) Tax-exempt commercial paper and floating rate instruments; and (5) Unrated notes, paper or other instruments that are of comparable quality as determined by the Investment Adviser under guidelines established by the Trust's Board of Trustees. Where necessary to assure that an instrument is of high quality, the Funds may only purchase the instrument if the issuer's obligation to pay the principal is backed by an unconditional bank letter of credit, line of credit, guaranty or commitment to lend.

        At least 80% of a Municipal Fund's net assets will be invested in Municipal Obligations, except in extraordinary circumstances, such as when the Investment Adviser believes that market conditions indicate that a Fund should adopt a temporary defensive position by holding uninvested cash or investing in taxable short term securities ("Taxable Investments"), such as those in which the Money Market Fund may invest. This policy is fundamental with respect to each of the Municipal Funds and may not be changed without the approval of the holders of a majority of a Fund's outstanding shares. In addition, with respect to the Michigan Municipal Money Market Fund, at least 65% of its total assets will be invested under normal market conditions in Michigan Municipal Obligations and the remainder may be invested in securities that are not Michigan Municipal Obligations and therefore may be subject to Michigan income taxes. There is no investment limitation on investments in Municipal Obligations subject to the federal alternative minimum tax. See "Taxes."

        Special Risk Considerations Applicable to the Michigan Municipal Money Market Fund


        The Michigan Municipal Money Market Fund will under normal market conditions consist of Michigan Municipal Obligations to the extent of 65% or more of its total assets. This concentration in securities issued by governmental units of a single state exposes the Fund to risk of loss greater than that of a more diversified fund holding securities issued by governmental units of different states and different regions of the country.

        Moreover, the economy of the State of Michigan is heavily dependent upon the automobile manufacturing industry, a highly cyclical industry. This factor affects the revenue streams of the State of Michigan and its political subdivisions because it impacts tax sources, particularly sales taxes, income taxes, and Michigan single business taxes.


        In 1993 and 1994, Michigan adopted complex statutory and constitutional changes which, among several other changes in tax methods and rates, have the effect of imposing limits on annual assessment increases and of transferring a significant part of the operating cost of public education from locally based property tax sources to state based sources, including increased sales tax. These changes will affect state and local revenues of Michigan governmental units in future years in differing ways, not all of which can be presently known with certainty.

        In addition, the classification of the Fund as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Since a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, some of which may be within the same industry or economic sector, its portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified fund.

Investment Limitations

        Each Fund is subject to a number of investment limitations. The following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Other investment limitations that cannot be changed without a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives, Policies and Risk Factors."

        No Fund may:

        1. Purchase any securities which would cause 25% or more of the value of a Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, domestic bank obligations, and repurchase agreements secured by such instruments, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry, and
(d) personal credit and business credit businesses will be considered separate industries.

        2. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

        3. Make loans, except (i) through the purchase of debt obligations in accordance with its investment objective and policies, (ii) through repurchase agreements and (iii) through the lending of investment securities.

        The Money Market, Treasury Money Market and Municipal Money Market Funds may not purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of a Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by a Fund, except that up to 25% of the value of a Fund's total assets may be invested without regard to these limitations.

        The Municipal Money Market Fund and Michigan Municipal Money Market Fund may not invest less than 80% of their respective net assets in securities the interest on which is exempt from federal income tax, except during temporary defensive periods or periods of unusual market conditions.

        Generally, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value of a Fund's securities will not constitute a violation of the limitation for purposes of the 1940 Act.

        As a matter of non-fundamental policy, the Michigan Municipal Money Market Fund conducts its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). The Code which requires that, at the end of each quarter of a fund's taxable year, (i) at least 50% of the market value of its total assets be invested in cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies).


                              HOW TO BUY SHARES


GENERAL INFORMATION

Description of Classes

        This Prospectus offers investors Class A and Class I shares in the Treasury Money Market, Municipal Money Market and Michigan Municipal Money Market Funds and Class A, Class B and Class I shares in the Money Market Fund. Each share of each Class in a Fund represents an identical pro rata interest in the Fund's investment portfolio. Class A shares are offered to any investor. The Money Market Fund offers Class B shares only through an exchange from Class B shares of one of this Trust's non-money market investment portfolios. Orders for purchases of Class I shares may be placed only for certain eligible investors as described below.


        Class A shares are sold at net asset value per share and are subject to a shareholder servicing fee. Class B shares, which are also sold at net asset value per share, may be subject to a CDSC and are subject to a distribution fee and shareholder servicing fee. See "Distribution and Shareholder Services Plan."


        Class A and Class B shares are offered to the general public and may be purchased through a number of institutions, including the Investment Adviser, FNBC, NBD, ANB and their affiliates, other Service Agents, and directly through the Distributor.


        Class I shares are sold at net asset value with no sales charge and are sold primarily to institutional investors, including banks (such as FNBC and NBD), acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity, and to public agencies and municipalities. Institutions may purchase shares for accounts maintained by individuals, in which case each investor will be required to open a single master account with the Fund for all purposes. In certain cases, the Trust may request investors to maintain separate master accounts for shares held by the investor (i) for its own account, for the account of other institutions and for the accounts for which the institution acts as a fiduciary, and (ii) for accounts for which the investor acts in some other capacity. An institution may arrange with the Transfer Agent for sub-accounting services and will be charged directly for the cost of such services. Class I shares are not subject to a shareholder servicing fee or distribution fee.

        Class A, Class B and Class I shares are subject to their pro rata portion of the fees payable by a Fund to financial institutions that provide recordkeeping and other services in connection with employee benefit plans which hold shares.

        Class A shares held by investors who, after purchasing Class A shares establish an account that would be eligible to purchase Class I shares and place such shares in such account, will convert to Class I shares upon request after the establishment of such account, based on their relative net asset values. Class I shares held by investors who, after purchasing Class I shares for their accounts withdraw such shares from such accounts, will convert to Class A shares upon such withdrawal, based on their relative net asset values, and will be subject to the shareholder servicing fee charged by Class A.

        Class B shares will receive lower per share dividends and at any given time the performance of Class B shares should be expected to be lower than for shares of each other Class because of the higher expenses borne by Class B shares. Similarly, Class A shares will receive lower per share dividends and the performance of Class A shares should be expected to be lower than Class I shares because of the higher expenses borne by Class A shares.

Information Applicable To All Purchasers

        When purchasing Fund shares, an investor must specify the Class of shares being purchased. If no Class of shares is specified, Class A shares will be purchased.


        The minimum initial investment for Class A and B shares is $2,500. All subsequent investments must be at least $100. The initial investment must be accompanied by the Account Application. The Investment Adviser and Service Agents may impose initial or subsequent investment minimums which are higher or lower than those specified above and may impose different minimums for different types of accounts or purchase arrangements. The Trust reserves the right to reject any purchase order. The Trust may charge a fee of $2 per month for accounts with balances of less than $2,500. The Trust will notify shareholders prior to the assessment of such fees.

        The minimum initial investment for Class I shares is $1,000,000 or any lesser amount if, in the Distributor's opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $1,000,000. There is no minimum for subsequent purchases. The initial investment must be accompanied by the Account Application. The Trust reserves the right to offer Class I shares without regard to the minimum purchase requirements to qualified or non-qualified employee benefit plans. Institutions may charge their clients fees in connection with purchases for the accounts of their clients.


        Federal regulations require that an investor provide a certified Taxpayer Identification Number ("TIN") upon opening or reopening an account. See the Statement of Additional Information for information concerning this requirement. Failure to furnish a certified TIN to the Trust could subject an investor to a $50 penalty imposed by the Internal Revenue Service (the "IRS"), and could subject the investor to backup withholding.


        Share certificates will not be issued. It is not recommended that the Municipal Money Market or the Michigan Municipal Money Market Funds be used as a vehicle for Keogh, IRA or other qualified retirement plans.

Net Asset Value

        As to each Fund, net asset value per share of each Class is computed by dividing the value of the Fund's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. See "Net Asset Value" in the Statement of Additional Information.


        The net asset value of each Fund for purposes of pricing purchase and redemption orders is determined by the Investment Adviser as of 12:00 noon, Eastern Time (with respect to the Municipal Money Market and Michigan Municipal Money Market Funds) and 3:00 p.m., Eastern Time (with respect to the Money Market and Treasury Money Market Funds), on each business day ("Business Day") except: (i) those holidays which the New York Stock Exchange ("Exchange"), the Investment Adviser or its bank affiliates observe (currently New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Columbus Day (observed), Veterans' Day, Thanksgiving Day and Christmas Day); and (ii) those Business Days on which the Exchange closes prior to the close of its regular trading hours ("Early Closing Time") in which event the net asset value of each Fund will be determined and its shares will be priced at the earlier of the times listed above or as of such Early Closing Time.

        Shares of each Fund are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Transfer Agent. If an investor does not remit Federal Funds, his payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, the investor's money will not be invested.

        The assets of each Fund are valued based upon the amortized cost method. Although the Trust seeks to maintain the net asset value per share of the Funds at $1.00, there can be no assurance that the net asset value will not vary.

Class B Shares

        Class B shares of the Money Market Fund are available only to the holders of Class B shares in the Trust's non-money market funds who wish to exchange their shares in such funds for shares in the Money Market Fund. Class B shares of the Money Market Fund will automatically convert to Class A shares at the time the exchanged shares would have converted. The purpose of the conversion is to relieve the holders of the Class B shares of the higher operating expenses charged to Class B shares. The conversion from Class B shares to Class A shares will take place, based on their relative net asset values at the time of the conversion. After such conversion, a shareholder would hold Class A shares subject to the operating expenses for Class A shares discussed above. Upon each conversion of Class B shares that were not acquired through reinvestment of dividends or distributions, a proportionate amount of Class B shares that were acquired through reinvestment of dividends or distributions will likewise automatically convert to Class A shares.

                             SHAREHOLDER SERVICES


        The Exchange Privilege is available to shareholders of any Class.
The Automatic Investment Plan is available to investors in Class A and Class B shares. However, such services and privileges may not be available to clients of certain Service Agents, and some Service Agents may impose conditions on their clients which are different from those described in this Prospectus. Each investor should consult his or her Service Agent in this regard.

Exchange Privilege

        The Exchange Privilege enables an investor to purchase, in exchange for shares of a Fund, shares of the same Class of the other Funds or the other investment portfolios of the Trust. This privilege may be expanded to permit exchanges between a Fund and other funds that, in the future, may be advised by the Investment Adviser. Exchanges may be made to the extent the shares being received in the exchange are offered for sale in the shareholder's state of residence.

        Shares of the same Class of Funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

        A. Shares of Funds may be exchanged without a sales load for shares of other Funds and investment portfolios of the Trust sold without a sales load.

        B. Shares of Funds may be exchanged for shares of other investment portfolios of the Trust sold with a sales load, and the applicable sales load will be deducted.

        C. Shares of Funds acquired by a previous exchange from shares of other investment portfolios of the Trust purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such Funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other investment portfolios of the Trust sold with a sales load (referred to herein as "Offered Shares"), provided that, if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference will be deducted. Shareholders must notify the Transfer Agent of their prior ownership of Fund shares and their account number.

        D. Shares of the Money Market Fund acquired through exchange of Class B shares of the Trust's non-money market funds are subject to a CDSC upon redemption of the shares in accordance with the Prospectus of the exchanged shares. Shares of Class B shares, for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

        E. A qualified or non-qualified employee benefit plan with assets of at least $1 million or 200 eligible lives may be exchanged from Class B shares to Class A shares on or after January 1 of the year following the year of the plan's eligibility, provided that the sponsor of the plan has so notified the Service Agent of its eligibility and in turn, the

Service Agent has notified the Transfer Agent of such eligibility.


        No fees currently are charged shareholders directly in connection with exchanges although the Trust reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal fee in accordance with rules promulgated by the SEC. The Trust reserves the right to reject any exchange request in whole or in part. The Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

        The exchange of shares of one Fund for shares of another is treated for federal income tax purposes as a sale by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss. See "Taxes - Federal."

Automatic Investment Plan


        The Automatic Investment Plan permits an investor in Class A and Class B shares to purchase shares in amounts of at least $100 at regular intervals selected by the investor. Provided the investor's bank or other financial institution allows automatic withdrawals, shares may be purchased by transferring funds from the bank account designated by the investor. At the investor's option, the account designated will be debited in the specified amount, and shares will be purchased, once a month, on the first or the fifteenth day of the month. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. To establish an Automatic Investment Plan account, the investor must check the appropriate box and supply the necessary information on the Account Application. Investors may obtain the necessary applications from their financial institutions or the Transfer Agent. Investors should be aware that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market. An investor may cancel his or her participation in the Plan or change the amount of purchase at any time by mailing written notification to the Transfer Agent and such notification will be effective three business days following receipt. The Funds may modify or terminate the Automatic Investment Plan at any time or charge a service fee. No such fee currently is contemplated.


Option to Make Systematic Withdrawals


        The Systematic Withdrawal Plan permits an investor who owns Class A or Class B shares of a Fund having a minimum value of $10,000 at the time he or she elects under the Systematic Withdrawal Plan to have a fixed sum distributed in redemption at regular intervals. An application form and additional information regarding this service may be obtained from an investor's financial institution or the Transfer Agent by calling 800-688-3350.

Cross Reinvestment of Dividend Plan


        The Trust makes available to investors in Class A and Class B shares a Cross Reinvestment of Dividend Plan pursuant to which an investor who owns shares of any Fund with a minimum value of $10,000 at the time he or she elects may have dividends paid by such Fund automatically reinvested into shares of another Fund in which he or she has invested a minimum of $1,000. Investors may obtain an application and additional information from their financial institutions or the Transfer Agent by calling 800-688-3350.


Pegasus Funds Individual Retirement Custodial Account


        Class A and Class B shares may be purchased in conjunction with the Trust's Individual Retirement Custodial Account Program ("IRA") where NBD acts as custodian. Investors should consult their financial institutions or the Transfer Agent for information as to applications and annual fees. The minimum investment for an IRA is $250. All subsequent investments must be at least $100. Investors should also consult their tax advisers to determine whether the benefits of an IRA are available or appropriate.


                             HOW TO REDEEM SHARES

General Information


        An investor may request redemption of his or her shares at any time. Redemption requests should be transmitted to the Transfer Agent as described below. An investor who has purchased Class I shares must redeem shares by following instructions pertaining to such account. It is the responsibility of the entity authorized to act on behalf of such account to transmit the redemption order to the Transfer Agent and credit the investor's account with the redemption proceeds on a timely basis. When a request is received in proper form, the relevant Fund will redeem the shares at the next determined net asset value as described below. If an investor holds Fund shares of more than one Class, any request for redemption must specify the Class of shares being redeemed. If an investor fails to specify the Class of shares to be redeemed, Class A shares will be redeemed first. If an investor owns fewer shares of the Class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from the investor or his or her Service Agent.

        The Trust imposes no charges when shares are redeemed. However, the Trust may impose a CDSC on redemptions of Class B shares of the Money Market Fund as described below. Service Agents may also charge a nominal fee for effecting redemptions of Fund shares.

        A Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. However, if an investor has purchased Fund shares by check or through the Automatic Investment Plan and subsequently submits a written redemption request to the Transfer Agent, the redemption proceeds will be transmitted to the investor promptly upon bank clearance of the investor's purchase check or Automatic Investment Plan order, which may take up to eight business days or more. In addition, the Fund will not honor Redemption Checks for a period of eight business days after receipt by the Transfer Agent of the purchase check or Automatic Investment Plan order against which such redemption is requested. These procedures will not apply if the investor has a sufficient balance in his or her account to cover the redemption request. Prior to the time any redemption is effective, dividends on such shares will accrue and be payable, and the investor will be entitled to exercise all other rights of beneficial ownership. Fund shares will not be redeemed until the Transfer Agent has received the investor's Account Application.

        Each Fund reserves the right to redeem an investor's account at the Fund's option upon not less than 60 days' written notice if, due to share redemptions, the account's net asset value decreases to $2,500 or less in the case of Class A or Class B shares, or to $1,000,000 or less in the case of Class I shares, and remains so during the notice period.


Redemption Procedures


        An investor who has purchased shares through his or her account at the Investment Adviser, any of its bank affiliates or a Service Agent must redeem shares by following instructions pertaining to such account. If an investor has given his or her Service Agent authority to instruct the Transfer Agent to redeem shares and to credit the proceeds of such redemption to a designated account at the Service Agent, the investor may redeem shares only in this manner and in accordance with a written redemption request described below. It is the responsibility of the Investment Adviser, bank affiliate or the Service Agent, as the case may be, to transmit the redemption order and credit the investor's account with the redemption proceeds on a timely basis.

        If an investor wants his or her redemption proceeds sent to an address other than the address appearing on the Transfer Agent's records, a signature guarantee is required. The Transfer Agent usually requires additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact the Transfer Agent for more information about where to obtain a signature guarantee.

        An investor may use the Transfer Agent's Telephone Redemption Privilege to redeem shares from his or her account, unless the investor has notified the Transfer Agent of an address change within the preceding 15 days with the exception of redemptions to pre-authorized bank accounts. Unless an investor indicates otherwise on the Account Application, the Transfer Agent will be authorized to act upon redemption and transfer instructions received by telephone from a shareholder, or any person claiming to act as his or her representative, who can provide the Transfer Agent with his or her account registration and address as it appears on the Transfer Agent's records. With the telephone redemption or exchange privilege, an investor authorizes the Transfer Agent to act on telephone instructions from any person representing himself or herself to be the investor, or a representative of the investor's Service Agent, and reasonably believed by the Transfer Agent to be genuine. The Funds will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Fund nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.


        During times of drastic economic or market conditions, an investor may experience difficulty in contacting the Transfer Agent by telephone to request a redemption or exchange of Fund shares. In such cases, investors should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in the investor's redemption request being processed at a later time than it would have been if telephone redemption had been used.

Written Redemption Requests


        Investors may redeem shares by written request mailed to the Transfer Agent at P.O. Box 5142, Westborough, MA 01581-5120. Redemption requests must be signed by each shareholder, including each owner of a joint account, and each signature must be guaranteed for redemptions greater than $50,000. The Transfer Agent has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program ("STAMP"), and the Stock Exchanges Medallion Program.

Check Redemption Privilege


        Investors in Class A shares may request on the Account Application or by later written request to the Fund that the Fund provide Redemption Checks drawn on the shareholder's account. Redemption Checks may be made payable to the order of any person in the amount of $500 or more. Redemption Checks cannot be used to close an account. Redemption Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Redemption Check at the investor's request or if the Transfer Agent cannot honor the Redemption Check due to insufficient funds or other valid reason. An investor should date his or her Redemption Checks with the current date when the investor writes them. Please do not postdate Redemption Checks. If an investor does, the Transfer Agent will honor, upon presentment, even if presented before the date of the check, all postdated Redemption Checks which are dated within six months of presentment of payment, if they are otherwise in good order. This Privilege may be modified or terminated at any time by the Fund or the Transfer Agent upon notice to shareholders.


Class B Shares - Money Market Fund

        Class B shares of the Money Market Fund acquired through exchange of Class B shares of the Trust's non-money market funds are subject to a CDSC upon redemption of the shares at the rate the exchanged shares would have been charged. For purposes of computing the CDSC and conversion periods, if any, the length of ownership will be measured from the date of the original purchase of Class B shares and will include any period of ownership of the Money Market Fund.

        The Fund reserves the right to cease offering Class B shares for sale at any time or reject any order for the purchase of Class B shares and to cease offering any services provided by a Service Agent.


                           MANAGEMENT OF THE TRUST

Trustees and Officers of the Trust

        The Board of Trustees of the Trust is responsible for the management of the business and affairs of the Trust. Information about the Trustees and officers of the Trust is contained in the Statement of Additional
Information.

Investment Adviser and Administrators


        FCNIMCO, located at Three First National Plaza, Chicago, Illinois 60670, is each Fund's Investment Adviser. FCNIMCO is a registered investment adviser and a wholly-owned subsidiary of FNBC, which in turn is a wholly-owned subsidiary of First Chicago NBD Corporation ("FCN"), a registered bank holding company. Included among FCNIMCO's accounts are pension and profit sharing funds for major corporations and state and local governments, commingled trust funds and a variety of institutional and personal advisory accounts, estates and trusts. FCNIMCO also acts as investment adviser for other registered investment company portfolios.


        FCNIMCO serves as Investment Adviser for the Trust pursuant to an Investment Advisory Agreement dated as of April 12, 1996. Under the Investment Advisory Agreement, FCNIMCO provides the day-to-day management of each Fund's investments. Subject to the overall authority of the Trust's Board of Trustees and in conformity with Massachusetts law and the stated policies of the Trust, FCNIMCO is responsible for making investment decisions for the Trust, placing purchase and sale orders (which may be allocated to various dealers based on their sales of Fund shares) and providing research, statistical analysis and continuous supervision of each Fund's investment portfolio.


        Under the terms of the Investment Advisory Agreement, the Investment Adviser is entitled to a monthly fee computed daily and payable monthly, expressed as a percentage of each Fund's average daily net assets, of 0.30% of the first $1.0 billion, 0.275% of the next $1 billion and 0.25% of each such Fund's average daily net assets in excess of $2 billion. In addition, the Investment Adviser is entitled to 4/10ths of the gross income earned by a Fund on each loan of securities (excluding capital gains and losses, if any). For the period September 16, 1996 through December 31, 1996, the Money Market, Treasury Money Market, Municipal Money Market and Michigan Municipal Money Market Funds paid FCNIMCO advisory fees at the effective annual rates of .29%, .29%, .30% and .27%, respectively.


        Prior to September 16, 1996, NBD served as the Funds' investment adviser. Under the prior investment advisory agreement NBD was entitled to receive fees for advisory and administrative services provided to the Funds, computed daily and payable monthly, at annual rates of: (1) .45% of the first $1.0 billion of each of the Money Market, Treasury Money Market and Municipal Money Market Fund's average daily net assets, .425 of the next $1.0 billion, and .40% of each such Fund's average daily net assets in excess of $2.0 billion; and (ii) .50% of the average daily net assets of the Michigan Municipal Money Market Fund. In addition, NBD was entitled to 4/10ths of the gross income earned by a Fund on each loan of securities (excluding capital gains and losses, if any). For the period January 1, 1996 through September 15, 1996, the Money Market, Treasury Money Market, Municipal Money Market and Michigan Municipal Money Market Funds paid NBD advisory fees under the previous investment advisory agreement at the effective annual rates of
 .44%, .44%, .45% and .50%, respectively.

        FCNIMCO and BISYS jointly serve as the Trust's Co-Administrators pursuant to an Administration Agreement with the Trust. Under the Administration Agreement, FCNIMCO and BISYS generally assist in all aspects of the Trust's operations, other than providing investment advice, subject to the overall authority of the Trust's Board in accordance with Massachusetts law. Under the terms of the Administration Agreement, the Trust pays FCNIMCO, as agent for the Co-Administrators, a monthly administration fee at the annual rate of .15% of each Fund's average daily net assets. For the fiscal year ended December 31, 1996, the Trust paid administration fees at the effective annual rate of .15% of each Fund's average daily net assets.

        Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but do not prohibit such a bank holding company or affiliate from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of a customer. Subject to such banking laws and regulations, the Investment Adviser believes that it and its affiliated banks may perform the advisory, administrative and custodial services for the Trust described in this Prospectus, and may perform the shareholder services contemplated by this Prospectus, without violation of such banking laws or regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of present requirements, could prevent the Investment Adviser and its affiliated banks from continuing to perform investment advisory or custodial services for the Trust or require to alter or discontinue the services they provide to shareholders.

        If the Investment Adviser were prohibited from performing investment advisory services for the Trust, it is expected that the Board of Trustees would recommend that shareholders approve a new agreement with another entity or entities qualified to perform such services and selected by the Board. If the Investment Adviser or its affiliates were required to discontinue all or part of their shareholder servicing activities, their customers would be permitted to remain the beneficial owners of Fund shares and alternative means for continuing the servicing of such customers would be sought. The Trust does not anticipate that investors would suffer any adverse financial consequences as a result of these occurrences.

Distributor

        The Distributor, located at 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Trust's principal underwriter and distributor of the Funds' shares.

Transfer and Dividend Disbursing Agent and Custodian


        First Data Investor Services Group, Inc., located at P.O. Box 5142, Westborough, MA 01581-5120 serves as the Trust's Transfer and Dividend Disbursing Agent. NBD, which is a wholly-owned subsidiary of First Chicago NBD Corporation, serves as the Trust's custodian (the "Custodian"). NBD is located at 900 Tower Drive, Troy, Michigan 48098.



                 DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

        Class B shares of the Money Market Fund are subject to an annual distribution fee pursuant to a Distribution Plan. Class A shares of each Fund (and Class B shares of the Money Market Fund) are subject to an annual service fee pursuant to a Shareholder Services Plan.

Distribution Plan

        (Class B only) Under a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act, the Trust has agreed to pay the Distributor for advertising, marketing and distributing shares of the Money Market Fund at an aggregate annual rate not to exceed .75% of the value of the average daily net assets of Class B shares. The Distributor may pay one or more Service Agents in respect of these services. The Investment Adviser and its subsidiaries and affiliates may act as Service Agents and receive fees under the Distribution Plan, subject to applicable law. The Distributor determines the amount, if any, to be paid to Service Agents under the Distribution Plan and the basis on which such payments are made. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred.

Shareholder Services Plan

        (Class A and Class B) Under a Shareholder Services Plan, the Trust pays the Distributor for the provision of certain services to the holders of Class A and Class B shares a fee at an annual rate not to exceed .25% of the value of the average daily net assets of such shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information and services related to the maintenance of shareholder accounts. Under the Shareholder Services Plan, the Distributor may make payments to Service Agents in respect of these services. The Investment Adviser and their subsidiaries and affiliates may act as Service Agents and receive fees under the Shareholder Services Plan. The Distributor determines the amounts to be paid to Service Agents.

                         DIVIDENDS AND DISTRIBUTIONS


        The Funds declare dividends from net investment income on each Business Day and pay dividends on a monthly basis. Shares begin accruing dividends on the Business Day on which the purchase order is effective. The earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding Business Day.


        Each Fund will make distributions from net realized securities gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. Dividends are automatically reinvested in additional Fund shares, or fractional shares thereof of the same Class from which they were paid at net asset value, unless payment in cash is requested. If cash payment is requested, checks will be mailed within five Business Days after the last day of each month.


                                    TAXES

Federal

        Each Fund intends to qualify as a "regulated investment company" under the Code. Such qualification generally will relieve the Funds of liability for federal income taxes to the extent their earnings are distributed in accordance with the Code.

        Each Fund intends to distribute as dividends substantially all of its net income each year. With the exception of dividends paid by the Municipal Funds, such dividends will be taxable as ordinary income to each Fund's shareholders regardless of whether a distribution is received in cash or reinvested in additional shares. It is anticipated that no part of any distribution by any of the Funds will be eligible for the dividend received deduction for corporations. In addition, none of the Funds expects to pay capital gain dividends within the meaning of the Code.

        Any dividends declared in October, November or December with a record date before the end of the year will be deemed for federal tax purposes to have been paid by the Fund and received by the shareholders in that year, if such dividends are paid on or before January 31 of the following year.

        In the case of the Municipal Funds, dividends derived from tax-exempt interest income ("exempt-interest dividends") paid by them may be treated by their shareholders as items of interest excludable from their gross income unless under the circumstances applicable to the particular shareholder the exclusion would be disallowed. (See Statement of Additional Information under "Additional Information Concerning Taxes.")

        If the Municipal Funds should hold certain so-called "private activity bonds," shareholders will need to include as an item of tax preference for the purposes of the federal alternative minimum tax, that portion of the dividends paid by a Fund derived from interest received on such bonds. In addition, corporate shareholders will need to take all exempt-interest dividends into account in determining certain adjustments for the federal alternative minimum tax.


        Dividends paid by a Fund derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gain realized from the sale or other disposition of certain market discount bonds, paid by such Fund to a foreign investor who is the beneficial owner of such Fund's shares generally are subject to U.S. nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Fund to such foreign investor generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.

        Federal regulations generally require the Trust to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends and distributions from net realized securities gains paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a federal income tax return. Furthermore, the IRS may notify the Trust to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a federal income tax return.


        Shareholders will be advised at least annually as to the federal income tax consequences of distributions made to them each year.

        The foregoing discussion summarizes some of the important tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Funds should consult their tax advisers with specific reference to their own tax situation.

State and Local

        Dividends paid by the Municipal Funds that are derived from interest attributable to tax-exempt Michigan Municipal Obligations will be exempt from Michigan income tax, Michigan intangibles tax and Michigan single business tax. Conversely, to the extent that the Funds' dividends are derived from interest on obligations other than Michigan Municipal Obligations or certain U.S. Government Obligations (or are derived from short term or long term gains), such dividends will be subject to Michigan income tax, Michigan intangibles tax and Michigan single business tax, even though the dividends may be exempt for federal income tax purposes. The Funds are unable to predict in advance the portion of its dividends that will be derived from interest on Michigan Municipal Obligations, but will mail to its shareholders not later than sixty days after the close of the Funds' taxable year a written notice containing information as to the interest derived from Michigan Municipal Obligations and exempt from Michigan income tax, Michigan intangibles tax and Michigan single business tax.

        Except as noted above with respect to Michigan income taxation, distributions of net income may be taxable to investors as dividend income under other state or local laws even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes.

Miscellaneous

        The Trust may be subject to state or local taxes in jurisdictions in which the Trust may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of the Trust and its shareholders under such laws may differ from treatment under federal income tax laws. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes, which may have different consequences from those of the federal income tax law described above.

                           PERFORMANCE INFORMATION

        From time to time, in advertisements or in reports to shareholders the performance of the Funds may be compared to the performance of other mutual funds with similar investment objectives and to stock and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund's shares may be compared to data prepared by Lipper Analytical Services, Inc. The yields of the Money Market and Treasury Money Market Funds may be compared to the Donoghue's Money Fund Average, Donoghue's Government Money Fund Average and Donoghue's Treasury Money Fund Average, respectively, which are averages compiled by IBC/Donoghue's Money Fund Report(R), a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor(TM) for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas. The yields of the Municipal Funds may be compared to the Donoghue's Tax-Free Money Fund Average. Performance data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of the Funds.

        A Fund's "yield" refers to the income generated by an investment in the Fund over a seven-day period identified in the advertisement. This income is then "annualized," i.e., the income generated by the investment during the respective period is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The Funds may also advertise their "effective yields" which are calculated similarly but, when annualized, income is assumed to be reinvested, thereby making the "effective yield" slightly higher because of the compounding effect of the assumed reinvestment.

        The Municipal Funds may from time to time advertise a "tax-equivalent yield" to demonstrate the level of taxable yield necessary to produce an after-tax yield equivalent to that achieved by the Funds. The "tax-equivalent yield" will be computed by dividing the tax-exempt portion of a Fund's yield by a denominator consisting of one minus a stated federal (and/or Michigan) income tax rate and adding the product to that portion, if any, of the Fund's yield which is not tax-exempt.

        Performance of the Funds is based on historical earnings and will fluctuate and is not intended to indicate future performance. A Fund's performance data may not provide a basis for comparison with bank deposits and other investments which provide a fixed yield for a stated period of time. Performance data should also be considered in light of the risks associated with a Fund's portfolio composition, quality, maturity, operating expenses and market conditions. Any fees charged by financial institutions directly to their customer accounts in connection with investments in Fund shares will not be reflected in a Fund's performance calculations.

Historical Performance Information

        For the seven day period ended December 31, 1996, the annualized yields and effective yields for shares of the Money Market, Treasury Money Market, Municipal Money Market and Michigan Municipal Money Market Funds were as follows:



                                7-day Annualized    7-day Effective
                                      Yield              Yield
                                ---------------     ---------------
Money Market Fund
  Class A Shares                      4.90%              5.02%
  Class B Shares                      4.15%              4.24%
  Class I Shares                      5.15%              5.28%

Treasury Money
Market Fund

  Class A Shares                      4.83%              4.95%
  Class I Shares                      5.08%              5.21%

Municipal Money
Market Fund

  Class A Shares                      3.08%              3.13%
  Class I Shares                      3.33%              3.39%

Michigan Municipal
Money Market Fund

  Class A Shares                      3.15%              3.20%
  Class I Shares                      3.40%              3.46%


The tax-equivalent yields of the shares of the Municipal Money Market and Michigan Municipal Money Market Funds (assuming a 39.6% federal income tax rate for both Funds and a 4.4% Michigan income tax rate for the Michigan
Fund) for the seven-day period ended December 31, 1996 were as follows:

                                7-day Annualized          7-day Effective
                                Tax-Equivalent            Tax-Equivalent
                                    Yield                    Yield
                                ---------------           ---------------
Municipal Money
Market Fund
  Class A Shares                    5.10%                    5.18%
  Class I Shares                    5.51%                    5.61%

                                     -23-



Michigan Municipal
Money Market Fund

  Class A Shares                    5.63%                    5.71%
  Class I Shares                    6.07%                    6.18%


                             GENERAL INFORMATION

        The Trust was organized as a Massachusetts business trust on April 21, 1987 under a Declaration of Trust. The Trust is a series fund having twenty-six series of shares of beneficial interest, each of which evidences an interest in a separate investment portfolio. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares and to create an unlimited number of series of shares ("Series") representing interests in a portfolio and an unlimited number of classes of shares within a Series. In addition to the Funds described herein, the Trust offers the following investment portfolios:

   The Managed Assets Conservative Fund   The Intermediate Bond Fund
   The Managed Assets Balanced Fund       The Bond Fund
   The Managed Assets Growth Fund         The Short Bond Fund
   The Equity Income Fund                 The Income Fund
   The Growth Fund                        The International Bond Fund
   The Small-Cap Opportunity Fund         The Municipal Bond Fund
   The Mid-Cap Opportunity Fund           The Intermediate Municipal Bond Fund
   The Intrinsic Value Fund               The Michigan Municipal Bond Fund
   The Growth and Value Fund              The Cash Management Fund
   The Equity Index Fund                  The U.S. Government Securities
   The International Equity Fund              Cash Management Fund
                                          The Treasury Prime Cash Management
                                              Fund

        Each of the above Funds, other than the Cash Management, U.S. Government Cash Management and Treasury Prime Cash Management Funds, offers three Classes of shares: Class A, Class B and Class I shares. The Cash Management, U.S. Government Cash Management and Treasury Prime Cash Management Funds offer two Classes of shares: Class S and Class I shares. A sales person and any other person or institution entitled to receive compensation for selling or servicing shares may receive different compensation with respect to different classes of shares in the Series. Each share has $.10 par value, represents an equal proportionate interest in the related Fund with other shares of the same class outstanding, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such Fund as are declared in the discretion of the Board of Trustees.

        Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and each Series entitled to vote on a matter will vote thereon in the aggregate and not by Series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular Series. In addition, shareholders of each of the Series have equal voting rights except that only shares of a particular class within a Series are entitled to vote on matters affecting only that class. Voting rights are not cumulative, and accordingly the holders of more than 50% of the aggregate number of shares of all Trust portfolios may elect all of the Trustees.


        As of March 31, 1997, FCN and its affiliates held of record approximately 32.31% of the outstanding shares of the Municipal Money Market Fund.

        Because NBD serves the Trust as Custodian, the Board of Trustees has established a procedure requiring three annual verifications, two of which are unannounced, of all investments held pursuant to the Custodian Agreement, to be conducted by the Trust's independent accountants.


        The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Trust's By-Laws provide that special meetings of shareholders of any Series shall be called at the written request of shareholders entitled to cast at least 10% of the votes of a Series entitled to be cast at such meeting. The Trust also stands ready to assist shareholder communications in connection with any meeting of shareholders as prescribed in Section 16(c) of the 1940 Act.

        No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the Funds' official sales literature in connection with the offer of the Funds' shares, and, if given or made, such other information or representations must not be relied upon as having been authorized. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made.

                           SUPPLEMENTAL INFORMATION


Ratings

The ratings of Rating Agencies such as Moody's, S&P, Fitch and Duff represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Therefore, although these ratings may be an initial criterion for selection of portfolio investments, the Investment Adviser also will evaluate such obligations and the ability of their issuers to pay interest and principal. Each Fund will rely on the Investment Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

U.S. Government Obligations

Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury, others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the U.S. Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Principal and interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, because it is not so obligated by law. Some of these investments may be variable or floating rate instruments.

Bank Obligations

Bank obligations include certificates of deposit, time deposits, bankers' acceptances, fixed time deposits and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. Because the Funds may invest in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to a Fund and affect its share price.

Obligations issued or guaranteed by foreign branches of U.S. banks (commonly known as "Eurodollar" obligations) or U.S. branches of foreign banks (commonly known as "Yankee dollar" obligations) may be general obligations of the parent bank or obligations only of the issuing branch. Where the obligation is only that of the issuing branch, the parent bank has no legal duty to pay such obligation. Such obligations would thus be subject to risks comparable to those which would be present if the issuing branch were a separate bank. The Money Market Fund will not invest in a Eurodollar obligation if upon making such investment the total Eurodollar obligations which are not general obligations of domestic parent banks would thereby exceed 25% of the total assets of the Money Market Fund.

Obligations of foreign issuers may involve risks that are different than those of obligations of domestic issuers. These risks include unfavorable political and economic developments, possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, possible establishment of exchange controls, or adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks and, generally, there may be less publicly available information regarding such issuers. The Trust could also encounter difficulties in obtaining or enforcing a judgment against a foreign issuer (including a foreign branch of a U.S. bank).

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.

Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

Commercial Paper

Commercial paper issued by corporations and other institutions, including variable rate notes and other short-term corporate obligations, must be rated in one of the two highest categories by at least two Rating Agencies, or if not rated, must have been independently determined by the Investment Adviser to be of comparable quality.

Variable and Floating Rate Obligations

Each Fund may purchase rated and unrated variable and floating rate obligations which may have stated maturities in excess of 397 days but will, in any event, permit a Fund to demand payment of the principal of the instrument at least once every 397 days on not more than thirty days' notice (unless the instrument is a U.S. Government Obligation), provided that the demand feature may be sold, transferred, or assigned only with the underlying instrument involved. Such instruments may include variable rate demand notes which are unsecured instruments that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Fund to dispose of them if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments. Variable and floating rate instruments held by a Fund will be subject to the Fund's 10% limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days and a reliable trading market is absent.

Repurchase and Reverse Repurchase Agreements


To increase their income, each Fund may agree to purchase portfolio securities which it may otherwise purchase from financial institutions subject to the seller's agreement to repurchase them at a mutually agreed-upon date and price ("repurchase agreements"). No Fund will enter into repurchase agreements with the Investment Adviser, Distributor, or any of their affiliates. Although the securities subject to repurchase agreements may bear maturities exceeding thirteen months provided the repurchase agreement itself matures in thirteen months or less, the Funds generally intend to enter into repurchase agreements which terminate within seven days after notice by the Funds. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price, marked to market daily. Default by the seller would, however, expose a Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations.

Each Fund may also obtain funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Funds will sell portfolio securities to financial institutions such as banks and broker-dealers and agree to repurchase them at a particular date and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price of the securities it is obligated to repurchase. Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets equal to the repurchase price marked to market daily (including accrued interest) and will subsequently monitor the account to ensure such equivalent value is maintained.

Lending Portfolio Securities


To increase income or offset expenses, each of the Funds, except for the Treasury Money Market Fund, may lend its portfolio securities to financial institutions such as banks and broker-dealers in accordance with their investment limitations. Agreements will require that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned plus accrued interest. Collateral for such loans may include cash or securities of the U.S. Government, its agencies or instrumentalities, some of which may bear maturities exceeding 397 days. Such loans will not be made if, as a result, the aggregate of all outstanding loans of a particular Fund exceeds one-third of the value of its total assets. Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities loaned or possibly loss of rights in the collateral should the borrower of the securities become insolvent. In the event a Fund is unable to recover the securities loaned in a particular transaction, it will promptly sell any collateral which bears a maturity exceeding 397 days. Loans will be made only to borrowers that provide the requisite collateral comprised of liquid assets and when, in the Investment Adviser's judgment, the income to be earned from the loan justifies the attendant risks.


When-Issued Purchases and Forward Commitments


Each Fund, except for the Treasury Money Market Fund, may purchase portfolio securities on a "when-issued" basis. Each Fund, except for the Treasury Money Market Fund, may purchase or sell such securities on a "forward commitment" basis. These transactions involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place in the future, beyond the normal settlement date, at a stated price and yield. Securities purchased on a when-issued basis or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the value of the security to be sold increases prior to the settlement date. When a Fund enters into such transactions, the Custodian will maintain in a segregated account cash or liquid portfolio securities equal to the amount of the commitment. The Funds do not earn income with respect to these transactions until the subject securities are delivered to the Funds. The Funds do not intend to purchase when-issued securities for speculative purposes but only for the purposes of acquiring portfolio securities. Each Fund's when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets absent unusual market conditions.


Municipal and Related Obligations


Municipal Obligations that may be acquired by the Municipal Funds may include general obligations, revenue obligations, notes, and moral obligation bonds. General obligations are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility, class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source such as the user of the facility being financed. Private activity bonds (i.e. bonds issued by industrial development authorities) are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of a private activity bond is usually directly related to the credit standing of the private user of the facility involved. Although interest paid on private activity bonds is exempt from regular federal income tax, it may be treated as a specific tax preference item under the federal alternative minimum tax. From time to time, each Municipal Fund may invest more than 25% of the value of its total assets in industrial development bonds which, although issued by industrial development authorities, may be backed only by the assets and revenues of the nongovernmental users. Where a regulated investment company receives such interest, a proportionate share of any exempt-interest dividend paid by the investment company may be treated as such a preference item to the shareholder. The Funds may invest without limitation in such Municipal Obligations if the Investment Adviser determines that their purchase is consistent with such Fund's investment objective. (See also "Taxes.")


Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Moral obligation bonds are normally issued by a special purpose public authority. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. Municipal Obligations also include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities. Municipal lease/purchase agreements may be considered illiquid investments. See "Restricted Securities."

There are, of course, variations in the quality of Municipal Obligations both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

Each Municipal Fund may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects, or securities of issuers that are located in the same state. As a result, the Funds may be subject to greater risk as compared to a fund that does not follow this practice.

Certain municipal lease/purchase obligations in which the Funds may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult. In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, the Investment Adviser may consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funding for the leased property.

Among other securities, the Funds may purchase short-term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax or other funds, the proceeds of bonds or other revenues.

The Municipal Funds may purchase from financial institutions participation interests in Municipal Obligations. A participation interest gives a Fund an undivided interest in the Municipal Obligation in the proportion that the Fund's participation interest bears to the total principal amount of the Municipal Obligation. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less as determined in accordance with SEC regulations (although the securities held by the financial institution may have longer maturities). If the participation interest is unrated, or has been given a rating below that which otherwise is permissible for purchase by a Fund, the security will have an unconditional demand feature that satisfies the requirements of Rule 2a-7 of the 1940 Act. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the Fund's participation interest in the Municipal Obligation plus accrued interest. As to these instruments, the Fund intends to exercise its right to demand payment only upon a default under the terms of the Municipal Obligation as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. Participation interests that do not have this demand feature will be considered illiquid investments. See "Restricted Securities" below.

The Municipal Money Market Fund has no policy of seeking particularly to invest in Municipal Obligations issued by or within any single state or select group of states. However, certain states traditionally are sources of large amounts of Municipal Obligations, e.g., California, Colorado, Florida, Michigan, New York and Texas. To the extent that the Fund's assets are invested in Municipal Obligations issued by or from a single state or a few states, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such state or states to a greater extent than would be the case if its assets were not so concentrated. If any state or political subdivision thereof were to suffer serious financial difficulties jeopardizing its ability to pay its obligations, the marketability of such obligations held by the Fund, and consequently its net asset value, could be adversely affected.

Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax and, with respect to Michigan Municipal Obligations, Michigan income taxes, are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Trust nor the Investment Adviser will review the proceedings relating to the issuance of Municipal Obligations or the bases for such opinions.

Tender Option Bonds


The Municipal Funds may invest in tender option bonds. A tender option bond is a Municipal Obligation (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that have been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Obligation's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. The Investment Adviser, on behalf of a Fund, may consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Obligation, of any custodian and of the third party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Obligations and for other reasons.


Stand-By Commitments

The Municipal Funds may acquire "stand-by commitments" with respect to Municipal Obligations held in their portfolios. Under a stand-by commitment, a Fund obligates a broker, dealer or bank to repurchase, at the Fund's option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment therefore is subject to the ability of the seller to make payment on demand. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. A Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such securities yield to investors.

Guaranteed Investment Contracts

The Money Market Fund may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. Generally, a GIC allows a purchaser to buy an annuity with the monies accumulated under contract; however, the Fund will not purchase any such annuity. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes a part of the general assets of the issuer, and the contract is paid from the general assets of the issuer. The Fund will only purchase GICs from issuers which meet quality and credit standards established by the Investment Adviser. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs are considered by the Fund to be illiquid investments and subject to the limitation on illiquid investments set forth below.

Restricted Securities

Each Fund will not invest more than 10% of the value of its net assets in securities that are illiquid. Illiquid investments may include securities having legal or contractual restrictions on resale or no readily available market, GICs (in the case of the Money Market Fund), municipal lease/purchase agreements (in the case of the Municipal Funds) and instruments (including repurchase agreements, variable and floating rate instruments and time deposits) that do not provide for payment to a Fund within seven days after notice and do not have a readily available market. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed to be illiquid for purposes of this limitation.

Each Fund may purchase securities which are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered to be illiquid so long as it is determined by the Board of Trustees or the Investment Adviser, acting under guidelines approved and monitored by the Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. The ability to sell to qualified institutional buyers under Rule 144A is a recent development, and it is not possible to predict how this market will develop. The Board of Trustees will carefully monitor any investments by a Fund in these securities.

Securities of Other Investment Companies

Within the limits prescribed by the 1940 Act, each Fund may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the

Fund bears directly in connection with its own operations.

[ Back cover ]


THE PEGASUS
MONEY MARKET FUNDS



Money Market Fund
Treasury Money Market Fund
Municipal Money Market Fund
Michigan Municipal Money Market Fund









[logo]  PEGASUS FUNDS
        Strength in Investing

MMPRO-4 97

                                PEGASUS FUNDS


                             Cash Management Fund
                     Treasury Prime Cash Management Fund
               U.S. Government Securities Cash Management Fund



                             P R 0 S P E C T U S


                                April 30, 1997




        SHARES OF THE TRUST ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED OR OTHERWISE SUPPORTED BY, FIRST CHICAGO NBD CORPORATION OR ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY GOVERNMENTAL AGENCY. INVESTMENT IN THE TRUST INVOLVES RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE CAN BE NO ASSURANCE THAT EACH FUND WILL BE ABLE TO MAINTAIN A CONSTANT NET ASSET VALUE OF $1.00 PER SHARE.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



               First Chicago NBD Investment Management Company
                   Investment Adviser and Co-Administrator
                             BISYS Fund Services
                       Distributor and Co-Administrator



                        Prospectus begins on page one

PROSPECTUS
April 30, 1997

                                PEGASUS FUNDS



        Pegasus Funds (the "Trust") is an open-end, management investment company, known as a series fund. By this Prospectus, the Trust is offering Institutional Shares and Service Shares of three separate diversified, money market series (each, a "Fund"): Cash Management Fund, Treasury Prime Cash Management Fund and U.S. Government Securities Cash Management Fund (collectively, the "Funds"). Each Fund's goal is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

        Each Fund is designed for institutional investors, including banks, acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity, public agencies and municipalities. Fund shares may not be purchased directly by individuals, although institutions may purchase shares for accounts maintained by individuals.

        Each Fund's shares are sold without a sales charge. Investors can invest or reinvest in or redeem shares at any time without charge or penalty imposed by the Fund.

        Institutional Shares and Service Shares are identical, except as to the services offered to and expenses borne by each Class. Service Shares bear certain costs pursuant to a Distribution and Services Plan adopted by the Board of Trustees.

        First Chicago NBD Investment Management Company ("FCNIMCO") serves as each Fund's investment adviser (the "Investment Adviser") and FCNIMCO and BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS") serve as co-administrators (collectively, the "Co-Administrators").

                   BISYS serves as each Fund's distributor.

                             --------------------

        This Prospectus sets forth concisely information about the Trust and Funds that an investor should know before investing. It should be read and retained for future reference.


        The Statement of Additional Information, dated April 30, 1997, which may be revised from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. For a free copy, write to the Trust at 900 Tower Drive, Mail Suite 8412, Troy, Michigan 48098, or call 1-800-688-3350.




                              TABLE OF CONTENTS
                              -----------------


     ANNUAL FUND OPERATING EXPENSES.................................  4

     CONDENSED FINANCIAL INFORMATION................................  6

     YIELD INFORMATION.............................................  10

     DESCRIPTION OF THE FUNDS......................................  10

     MANAGEMENT OF THE TRUST........................................ 15

     HOW TO BUY FUND SHARES......................................... 18

     HOW TO REDEEM FUND SHARES...................................... 20

     DISTRIBUTION AND SERVICES PLAN................................. 21

     DIVIDENDS, DISTRIBUTIONS AND TAXES............................. 21

     GENERAL INFORMATION............................................ 24

     SUPPLEMENTAL INFORMATION...................................... A-1


                        ANNUAL FUND OPERATING EXPENSES
                (as a percentage of average daily net assets)

               The following table is provided to assist investors in understanding the various estimated costs and expenses that an investor will indirectly incur as a beneficial owner of shares in the Funds.

                                                                                            U.S. Government
                                          Cash Management       Treasury Prime Cash         Securities Cash
                                               Fund              Management Fund            Management Fund
                                      ---------------------    -----------------------  ----------------------
                                      Institutional  Service   Institutional   Service  Institutional  Service
                                         Shares      Shares       Shares       Shares      Shares       Shares
                                      ------------   -------   -------------   -------  ------------   -------
Management Fees (after fee waivers)...     .17%        .17%         .16%         .16%         .17%       .17%
12b-1 (distribution and servicing)
  Fees................................    None         .25%         None         .25%         None       .25%
Other Fund Operating Expenses
  (after fee waivers and
  reimbursements).....................     .18%        .18%         .19%         .19%         .18%       .18%
Total Fund Operating Expenses
  (after fee waivers and expense
  reimbursements).....................     .35%        .60%         .35%         .60%         .35%       .60%





Example:

An investor would pay the following estimated expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                      Institutional  Service   Institutional   Service  Institutional  Service
                                         Shares      Shares       Shares       Shares      Shares      Shares
                                      -------------  -------   -------------   -------  -------------  -------
1 Year................................    $ 4         $ 6          $ 4          $ 6          $ 4        $ 6
3 Years...............................    $11         $19          $11          $19          $11        $19
5 Years...............................    $20         $33          $20          $33          $20        $33
10 Years..............................    $44         $75          $44          $75          $44        $75

The amounts listed in the examples should not be considered as representative of past or future expenses and actual expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, each Fund's actual performance will vary and may result in an actual return greater or less than 5%.

The purpose of the foregoing table is to assist investors in understanding the various estimated costs and expenses borne by the Funds, and therefore indirectly by investors, the payment of which will reduce investors' return on an annual basis. The Investment Adviser has undertaken, as to each Fund, until such time as it gives investors at least 90 days' notice to the contrary, that if, in any fiscal year, aggregate expenses exclusive of taxes, brokerage, interest on borrowings and (with the prior consent of the necessary state securities commissions) extraordinary expenses, but including the investment advisory and administration fees, exceed .35% and .60% of the value of the average net assets of the Institutional Shares and the Service Shares, respectively, for the fiscal year, the Trust may deduct from the payment to be made to the Investment Adviser under the Investment Advisory or Administration Agreements, or the Investment Adviser will bear, such excess expense. The expenses noted above, without fee waivers or expense reimbursement arrangements, would have been: Management Fees, .20% for each Fund; Other Fund Operating Expenses, .21% for the Institutional Shares and Service Shares of the Cash Management Fund, .23% for the Institutional Shares and Service Shares of the Treasury Prime Cash Management Fund, and .21% for the Institutional Shares and Service Shares of the U.S. Government Securities Cash Management Fund; and Total Fund Operating Expenses, .41% for the Institutional Shares and .66% for the Service Shares of the Cash Management Fund, .43% for the Institutional Shares and .68% for the Service Shares of the Treasury Prime Cash Management Fund, and .41% for the Institutional Shares and .66% for the Service Shares of the U.S. Government Securities Cash Management Fund. See "Management of the Trust," "How to Buy Fund Shares" and "Distribution and Services Plan."

                       CONDENSED FINANCIAL INFORMATION

Financial Highlights


        The Cash Management Fund commenced operations on July 30, 1992 as the First Prairie Cash Management Fund and the U.S. Government Securities Cash Management Fund commenced operations on June 2, 1992 as the First Prairie U.S. Treasury Securities Cash Management Fund (collectively, the "First Prairie Funds"). On January 17, 1995, all of the assets and liabilities of each First Prairie Fund were transferred to the Cash Management Fund and U.S. Government Securities Cash Management Fund, respectively, of the Prairie Institutional Funds. On July 13, 1996, all of the assets and liabilities of the Cash Management Fund, Treasury Prime Cash Management Fund and U.S. Government Securities Cash Management Fund (the "Predecessor Funds") of Prairie Institutional Funds were transferred to the Cash Management Fund, Treasury Prime Cash Management Fund and U.S. Government Securities Cash Management Fund, respectively.


        The tables below set forth certain information concerning the investment results of the Funds, the Predecessor Funds and the First Prairie Funds. The information about the Funds for the period ended December 31, 1996 has been audited by Arthur Andersen LLP, the Trust's independent accountants, whose report thereon is incorporated by reference in the Statement of Additional Information. The information about the Predecessor Funds and the First Prairie Funds for the periods and years indicated has been derived from the financial statements which have been audited by Ernst & Young LLP, such Funds' prior independent auditors, whose report thereon dated February 22, 1996 expressed an unqualified opinion on such financial statements. The Financial Highlights should be read in conjunction with the financial statements and notes thereto and the reports of the independent accountants which are incorporated by reference in the Statement of Additional Information. Further information about the performance of the Funds is available in the Funds' Annual Report to Shareholders. The Statement of Additional Information and the Annual Report to Shareholders may be obtained from the Trust free of charge by calling (800) 688- 3350.

For a Share Outstanding Throughout the Period


                  Net Asset                Net                     Distributions
                  Value       Net          Realized   Total from   from Net
                  Beginning   Investment   Gains      Investment   Investment
                  of Period   Income       (Losses)   Operations   Income
                  ---------   ----------   --------   ----------   -------------
U.S. Government Securities Cash Management Fund
Institutional Shares
1996               $0.9990      0.0502     (0.0002)    0.0500        (0.0502)
1995(1)            $0.9989      0.0320      0.0001     0.0321        (0.0320)
1995               $0.9999      0.0492     (0.0010)    0.0482        (0.0492)
1994               $1.0000      0.0302     (0.0001)    0.0301        (0.0302)
1993(2)            $1.0000      0.0319        ---      0.0319        (0.0319)
Service Shares
1996               $0.9990      0.0478      0.0005     0.0483        (0.0478)
1995(1)            $0.9989      0.0305      0.0001     0.0306        (0.0305)
1995(3)            $1.0000      0.0199     (0.0011)    0.0188        (0.0199)



                                                                                  Ratio
                                                                                  of Net
                                                                 Ratio of         Investment
                                                  Ratio          Expenses         Income
                                                  of Net         to Average       to Average
                     Net Assets      Ratio of     Investment     Net Assets       Net Assets
Net Asset            End of          Expenses     Income         (Excluding Fee   (Excluding Fee
Value End   Total    Period          to Average   to Average     Waivers and      Waivers and
of Period   Return   (000)           Net Assets   Net Assets     Reimbursements)  Reimbursements)
---------   ------   ----------      ----------   ----------    ---------------   ---------------
$0.9988     5.15%      $369,163       0.35%          5.09%           0.43%         5.01%
$0.9990     3.24%++    $489,395       0.35%+         5.46%+          0.42%+        5.39%+
$0.9989     5.03%      $475,248       0.34%          4.94%           0.41%         4.87%
$0.9999     3.06%      $413,634       0.30%          3.02%           0.41%         2.91%
$1.0000     3.25%+     $264,527       0.02%+         3.10%+          0.49%+        2.63%+

$0.9995     4.89%      $207,046       0.60%          4.84%           0.68%         4.76%
$0.9990     3.09%++    $ 56,000       0.60%+         5.17%+          0.69%+        5.08%+
$0.9989     2.01%++    $ 16,702       0.57%+         5.48%+          0.66%+        5.39%+

---------
(1) For the period June 1, 1995 through December 31, 1995. Effective June 1, 1995, the Fund changed its fiscal year end from May 31 to December 31.
(2)     For the period June 2, 1992 (commencement of operations) through
        May 31, 1993.
(3) For the period January 17, 1995 (initial offering date of Service Shares) through May 31, 1995.
+       Annualized.
++      Not Annualized.




                 Net Asset                    Net                     Distributions
                 Value           Net          Realized   Total from   from Net       Net Asset
                 Beginning       Investment   Gains      Investment   Investment     Value End
                 of Period       Income       (Losses)   Operations   Income         of Period
                 ---------       ----------   --------   ----------   -------------  ---------
Treasury Prime Cash Management Fund
Institutional Shares
1996               $1.0000        0.0474     (0.0001)    0.0473      (0.0474)      $0.9999
1995(4)            $1.0000        0.0399        ---      0.0399      (0.0399)      $1.0000
Service Shares
1996               $1.0000        0.0449        ---      0.0449      (0.0449)      $1.0000
1995(4)            $1.0000        0.0380        ---      0.0380      (0.0380)      $1.0000



                                                                            Ratio
                                                                            of Net
                                                        Ratio of            Investment
                                          Ratio         Expenses            Income
                                          of Net        to Average          to Average
                Net Assets   Ratio of     Investment    Net Assets          Net Assets
                End of       Expenses     Income        (Excluding Fee      (Excluding Fee
 Total          Period       to Average   to Average    Waivers and         Waivers and
 Return         (000)        Net Assets   Net Assets    Reimbursements)     Reimbursements)
 ------         ----------   ----------   ----------    ---------------     ---------------
4.86%           $ 70,120         0.35%      4.84%         0.46%                4.73%
4.06%++         $ 14,008         0.35%+     5.16%+        1.23%+               4.28%+

4.60%           $215,040         0.60%      4.59%         0.71%                4.48%
3.86%++         $130,559         0.60%+     4.72%+        0.74%+               4.58%+

---------
(4) For the period March 22, 1995 (commencement of operations) through December 31, 1995.
 +      Annualized.
++      Not Annualized.


                                                                                         Increase Due
                                                                                         to Capital
                                                                                         Contribution
                                                Net                        Distribut-    from an
                    Net Asset                   Realized                   ions          Affiliate
                    Value           Net         Gains         Total from   from Net      of the
                    Beginning       Investment  (Losses) on   Investment   Investment    Investment
                    of Period       Income      Investments   Operations   Income        Adviser
                    ---------       ------      -----------   ----------   ----------    ------------
Cash Management Fund
Institutional Shares
1996                 $0.9996        0.0508        0.0002         0.0510      (0.0508)         --
1995(5)              $0.9994        0.0277        0.0002         0.0279      (0.0277)         --
1995                 $0.9993        0.0507       (0.0059)        0.0448      (0.0507)       0.0060
1994                 $0.9999        0.0333       (0.0006)        0.0327      (0.0333)         --
1993(7)              $1.0000        0.0297       (0.0001)        0.0296      (0.0297)         --
Service Shares
1996                 $0.9996        0.0484        0.0002         0.0486      (0.0484)         --
1995(5)              $0.9994        0.0264        0.0002         0.0266      (0.0264)         --
1995(8)              $1.0000        0.0245       (0.0006)        0.0239      (0.0245)         --





                                                                                       Ratio
                                                                                       of Net
                                                                      Ratio of         Investment
                                                         Ratio        Expenses         Income
                                                         of Net       to Average       to Average
                            Net Assets    Ratio of       Investment   Net Assets       Net Assets
Net Asset                   End of        Expenses       Income       (Excluding Fee   (Excluding Fee
Value End     Total         Period        to  Average    to Average   Waivers and      Waivers and
of Period     Return        (000)         Net Assets     Net Assets   Reimbursements)  Reimbursements)
---------     ------        ----------   ------------   -----------  ---------------  ---------------
$0.9998       5.23%         $885,946        0.35%           5.19%        0.42%            5.12%
$0.9996       2.80%++       $389,127        0.35%+          5.51%+       0.43%+           5.43%+
$0.9994       5.19%(6)      $319,214        0.35%           5.11%        0.44%            5.02%
$0.9993       3.38%         $243,820        0.31%           3.33%        0.43%            3.21%
$0.9999       3.25%+        $175,713        0.05%+          3.19%+       0.56%+           2.68%+

$0.9998       4.98%         $232,249        0.60%           4.94%        0.67%            4.87%
$0.9996       2.68%++       $121,750        0.60%+          5.25%+       0.69%+           5.16%+
$0.9994       2.47%++       $ 11,372        0.60%+          5.46%+       0.71%+           5.35%+

---------
(5) For the period July 1, 1995 through December 31, 1995. Effective July 1, 1995 the Fund changed its fiscal year end from June 30 to December 31.
(6) If the Fund had not had a capital contribution by an Affiliate of the Investment Adviser during the period, the total return would have been 4.51%.
(7) For the period July 30, 1992 (commencement of operations) through June 30, 1993.
(8) For the period January 17, 1995 (initial offering date of Service Shares) through June 30, 1995.
 +      Annualized.
++      Not Annualized.

                              YIELD INFORMATION

        From time to time, each Fund will advertise its yield and effective yield. Both yield figures are based on historical earnings and are not intended to indicate future performance. It can be expected that these yields will fluctuate substantially. The yield of a Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly, but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Each Fund's yield and effective yield may reflect absorbed expenses pursuant to any undertaking that may be in effect. See "Management of the Trust." Both yield figures also take into account any applicable distribution and service fees. See "Distribution and Services Plan."

        Yield information is useful in reviewing a Fund's performance, but because yields will fluctuate, under certain conditions such information may not provide a basis for comparison with domestic bank deposits, other investments which pay a fixed yield for a stated period of time, or other investment companies which may use a different method of computing yield.

        Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., Bank Rate Monitor(TM), N. Palm Beach, Fla. 33408,
IBC/Donoghue's Money Fund Report(R) and other industry publications.


                           DESCRIPTION OF THE FUNDS

General

        The Trust is a "series fund," which is a mutual fund divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the Investment Company Act of 1940, as amended (the "1940 Act"), and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. As described below, for certain matters Trust shareholders vote together as a group; as to others they vote separately by Fund.

        By this Prospectus, two classes of shares of each Fund are being offered -- Institutional Shares and Service Shares (each such class being referred to as a "Class"). Unlike Institutional Shares, Service Shares are subject to an annual distribution and service fee at the rate of up to .25% of the value of the average daily net assets of the Service Class. The fee is payable to the Distributor for advertising, marketing and distributing Service Shares and for ongoing personal services to the holders of Service Shares relating to shareholder accounts and services related to the maintenance of such shareholder accounts pursuant to a Distribution and Services Plan adopted in accordance with Rule 12b-1 under the 1940 Act. The Distributor may make payments to certain financial institutions, securities dealers and other industry professionals (collectively, "Service Agents") in respect of these services. See "Distribution and Services Plan."

        When used in this Prospectus and the Statement of Additional Information, the terms "Investor" and "Shareholder" refer to the institution purchasing Fund shares and do not refer to any individual or entity for whose account the institution may purchase Fund shares.

Investment Objective


        Each Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. Each Fund's investment objective cannot be changed without approval by the holders of a majority (as defined in the 1940
Act) of such Fund's outstanding voting shares. There can be no assurance that the Fund's investment objective will be achieved. Securities in which the Funds invest may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation of market value.


Management Policies

        Each Fund seeks to maintain a net asset value of $1.00 per share for purchases and redemptions. To do so, the Trust uses the amortized cost method of valuing each Fund's securities pursuant to Rule 2a-7 under the 1940 Act, certain requirements of which are summarized below.

        In accordance with Rule 2a-7, each Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less and invest only in U.S. dollar denominated securities determined in accordance with procedures established by the Board of Trustees to present minimal credit risks and, in the case of the Cash Management Fund, which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Board of Trustees. The nationally recognized statistical rating organizations currently rating instruments of the type the Cash Management Fund may purchase are Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group, Division of McGraw- Hill ("S&P"), Duff & Phelps Credit Rating Co., Fitch Investors Service, L.P. ("Fitch"), IBCA Limited and IBCA Inc., and Thomson BankWatch, Inc. and their rating criteria are described in the Appendix to the Statement of Additional Information. For further information regarding the amortized cost method of valuing securities, see "Determination of Net Asset Value" in the Statement of Additional Information. There can be no assurance that each Fund will be able to maintain a stable net asset value of $1.00 per share.

        o Cash Management Fund invests in short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign branches of domestic banks, foreign subsidiaries of domestic banks, domestic and foreign branches of foreign banks and thrift institutions, guaranteed investment contracts, repurchase agreements, and high quality domestic and foreign commercial paper and other eligible short-term obligations, including those with floating or variable rates of interest. See "Supplemental Information -- Portfolio Securities." In addition, the Fund is permitted to lend portfolio securities to the extent described under "Supplemental Information -- Investment Practices." During normal market conditions, at least 25% of the Fund's total assets will be invested in bank obligations or instruments secured by such obligations.

        o Treasury Prime Cash Management Fund invests only in securities issued and guaranteed by the U.S. Government. These securities include U.S. Treasury securities, which differ in their interest rates, maturities and times of issuance. See "Supplemental Information -- Portfolio Securities." The Fund does not invest in repurchase agreements, securities issued by agencies or instrumentalities of the U.S. Government or any other type of money market instrument or security.


        o U.S. Government Securities Cash Management Fund invests only in short-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, may enter into repurchase agreements and may invest in the securities of other mutual funds that invest in the particular instruments in which the Fund itself may invest, subject to the requirements of applicable securities laws. See "Supplemental Information -- Portfolio Securities." The Fund also may lend securities from its portfolio as described under "Supplemental Information -- Investment Practices."

Certain Fundamental Policies

        Each Fund may not:

         (1) Borrow money, issue senior securities, or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act;

         (2) Act as an underwriter of securities of other issuers, except to extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities;

         (3) Purchase or sell (a) real estate or (b) commodities, except to the extent permitted under the 1940 Act;

         (4) Make loans to others (other than through investment in debt obligations or other instruments referred to in the Fund's Prospectus), except that the Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets;

         (5) Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the U.S. Government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, (ii) instruments issued by domestic branches of U.S. banks and (iii) repurchase agreements secured by instruments described in clauses (i) and (ii), (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry and (d) personal credit and business credit businesses will be considered separate industries, and further provided that the Cash Management Fund will invest at least 25% of its total assets in obligations of issuers in the banking industry or instruments secured by such obligations except during temporary defensive periods; and

         (6)  Purchase securities of any one issuer (except U.S.
Government securities and related repurchase agreements) if immediately after such purchase, more than 5% of the value of the

Fund's total assets would be invested in the obligations of any one issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

          See, also "Investment Objective and Management Policies -- Investment Restrictions" in the Statement of Additional Information.


Additional Non-Fundamental Policy

        Each Fund may invest up to 10% of the value of its net assets in illiquid securities. See "Supplemental Information -- Investment Practices -- Illiquid Securities" and "Investment Objective and Management Policies -- Investment Restrictions" in the Statement of Additional Information.

Risk Factors


        See also "Supplemental Information" beginning on page A-1.


Foreign Securities -- (Cash Management Fund) Since the Cash Management Fund's portfolio may contain securities issued by foreign branches of domestic banks and foreign banks, domestic and foreign branches of foreign banks and thrift institutions, and commercial paper issued by foreign issuers, the Fund may be subject to additional investment risks with respect to such securities that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers, although such obligations may be higher yielding when compared to the securities of U.S. domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding, taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits.

Other Investment Considerations -- Each Fund will attempt to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect the Funds since each Fund usually will not pay brokerage commissions on purchases of short-term debt obligations, including U.S. Government securities. The value of the securities held by each Fund will vary inversely to changes in prevailing interest rates. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In either instance, if the security is held to maturity, no gain or loss will be realized.

        Each Fund may purchase securities on a "when-issued" basis. These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock-in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued transactions involve the risk, however, that the yield obtained in a transaction may be less favorable than the yield available in the market when the securities delivery takes place. The Funds do not earn income with respect to these transactions until the subject securities are delivered to the Funds. The Funds do not intend to engage in when-issued purchases for speculative purposes but only in furtherance of their investment objectives.

        Investment decisions for each Fund are made independently from those of other investment companies or investment advisory accounts that may be advised by the Investment Adviser. However, if such other investment companies or managed accounts are prepared to invest in, or desire to dispose of, securities of the type in which a Fund may invest at the same time as such Fund, available investments or opportunities for sales will be allocated equitably to each of them. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.

                           MANAGEMENT OF THE TRUST

Trustees and Officers of the Trust

        The Board of Trustees of the Trust is responsible for the management of the business and affairs of the Trust. The Statement of Additional Information contains information about the Board of Trustees.

Investment Adviser and Co-Administrators


        First Chicago NBD Investment Management Company ("FCNIMCO"), located at Three First National Plaza, Chicago, Illinois 60670, is each Fund's Investment Adviser. FCNIMCO is a registered investment adviser and a wholly-owned subsidiary of The First National Bank of Chicago ("FNBC"), which in turn is a wholly-owned subsidiary of First Chicago NBD Corporation ("FCN"), a registered bank holding company. Included among FCNIMCO's accounts are pension and profit sharing funds for major corporations and state and local governments, commingled trust funds and a variety of institutional and personal advisory accounts, estates and trusts. FCNIMCO also acts as investment adviser for other registered investment company portfolios.

        FCNIMCO serves as Investment Adviser for the Trust pursuant to an Investment Advisory Agreement dated as of April 12, 1996. Under the Investment Advisory Agreement, FCNIMCO provides the day-to-day management of each Fund's investments, subject to the overall authority of the Trust's Board of Trustees and in conformity with Massachusetts law and the stated policies of the Trust. FCNIMCO is responsible for making investment decisions for the Trust, placing purchase and sale orders (which may be allocated to various dealers based on their sales of Fund shares) and providing research, statistical analysis and continuous supervision of each Fund's investment portfolio. Under the Investment Advisory Agreement, FCNIMCO is entitled to a monthly advisory fee at the annual rate of .20% of each Fund's average daily net assets. For the period from July 13, 1996 through December 31, 1996, the Trust paid FCNIMCO an investment advisory fee under the Investment Advisory Agreement at the effective annual rates of .13%, .12% and .14% of the respective average daily net assets of the Cash Management Fund, Treasury Prime Cash Management Fund and U.S. Government Securities Cash Management Fund.

        FCNIMCO also served as each Predecessor Fund's investment adviser. Prior to January 17, 1995, FNBC served as the investment adviser to the First Prairie Funds. For the period January 1, 1996 through July 12, 1996, Prairie Institutional Funds paid FCNIMCO an investment advisory fee under the prior advisory agreement at the effective annual rates of .13%, .12% and .14% of the respective average daily net assets of the Predecessor Cash Management Fund, Predecessor Treasury Prime Cash Management Fund and Predecessor U.S. Government Securities Cash Management Fund.

        FCNIMCO and BISYS jointly serve as the Trust's Co-Administrators pursuant to an Administration Agreement with the Trust. Under the Administration Agreement, FCNIMCO and BISYS generally assist in all aspects of the Trust's operations, other than providing investment advice, subject to the overall authority of the Trust's Board in accordance with Massachusetts law. Under the terms of the Administration Agreement, FCNIMCO, as agent for the Co-Administrators, a monthly administration fee at the annual rate of .15% of each Fund's average daily net assets. For the fiscal year ended December 31, 1996, the Trust paid administration fees at the effective annual rate of .15% of each Fund's average daily net assets.

        FCNIMCO also served as each Predecessor Fund's administrator. Prior to January 17, 1995, FNBC served as administrator to the First Prairie Funds.

Distributor

        BISYS Fund Services (the "Distributor"), located at 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Trust's principal underwriter and distributor of the Funds' shares.

Transfer and Dividend Disbursing Agent and Custodian


        First Data Investor Services Group, Inc., P.O. Box 5142, Westborough, Massachusetts 01581-5120, serves as the Trust's Transfer and Dividend Disbursing Agent (the "Transfer Agent"). NBD Bank, which is a wholly-owned subsidiary of First Chicago NBD Corporation, serves as the Trust's custodian (the "Custodian"). NBD Bank is located at 900 Tower Drive, Troy, Michigan 48098.


Expenses

        All expenses incurred in the operation of the Trust are borne by the Trust, except to the extent specifically assumed by the Investment Adviser and Co-Administrators. The expenses borne by the Trust include organizational costs, taxes, interest, brokerage fees and commissions, if any, fees and expenses of Trustees, SEC fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining the Trust's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of shareholders' reports and meetings, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, and any extraordinary expenses. In addition, Service Shares are subject to an annual distribution and service fee pursuant to a plan adopted by the Board of Trustees. See "Distribution and Services Plan." Expenses attributable to a particular Fund or Class are generally charged against the assets of that Fund or Class, respectively, and other expenses of the Trust are allocated among the Funds on the basis determined by the Board of Trustees, including, but not limited to, proportionately in relation to the net assets of each Fund.

        The Investment Adviser has undertaken, as to each Fund, until such time as it gives investors at least 90 days' notice to the contrary, that if, in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the investment advisory and administration fees, exceed .35% and .60% of the value of the average net assets of the Institutional Class and the Service Class, respectively, for the fiscal year, the Trust may deduct from the payment to be made to the Investment Adviser under the Investment Advisory or Administration Agreements, or the Investment Adviser will bear such excess expense.

                            HOW TO BUY FUND SHARES


        Each Fund is designed primarily for institutional investors, including banks (such as FNBC and NBD), acting for themselves or in a fiduciary, advisory, agency, custodial or similar capacity, public agencies and municipalities. Fund shares may not be purchased directly by individuals, although institutions may purchase shares for accounts maintained by individuals. Generally, each investor will be required to open a single master account with the Fund for all purposes. In certain cases, the Trust may request investors to maintain separate master accounts for shares held by the investor (1) for its own account, for the account of other institutions and for accounts for which the institution acts as a fiduciary, and (ii) for accounts for which the investor acts in some other capacity. An institution may arrange with the Transfer Agent for sub-accounting services and will be charged directly for the cost of such services. Certain accounts may be eligible for an automatic investment privilege, commonly called a "sweep," under which amounts in excess of a certain minimum held in those accounts will be invested automatically in shares at pre-determined intervals. Each investor desiring to use this privilege should consult its bank for details.


        The minimum initial investment is $1,000,000 or any lesser amount if, in the Distributor's opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $1,000,000. There is no minimum for subsequent purchases. The initial investment must be accompanied by the Account Application. The Trust reserves the right to offer Fund shares without regard to the minimum purchase requirements to qualified or non-qualified employee benefit plans. The Trust does not impose any sales charges in connection with purchases of Fund shares, although Service Agents and other institutions may charge their clients fees in connection with purchases for the accounts of their clients. These fees would be in addition to any amounts which might be received under the Distribution and Services Plan. Service Agents may receive different levels of compensation for selling different classes of shares. The Fund does not issue share certificates. The Trust reserves the right to reject any purchase order.

        Fund shares may be purchased by wire, by telephone or through compatible computer facilities. All payments should be made in U.S. dollars and, to avoid fees and delays, should be drawn only on U.S. banks. Investors may telephone orders for purchases of Fund shares by calling 1-800-688-3350. For instructions concerning purchases and to determine whether their computer facilities are compatible with the Trust's, investors should call 1-800-688-3350.

        Fund shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks in the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Transfer Agent. If an investor does not remit Federal Funds, its payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, the investor's money will not be invested.

        Net asset value per share is determined as of 12:00 noon, Central time, for the Treasury Prime Cash Management Fund, and 2:00 p.m., Central time, for the Cash Management Fund and U.S. Government Securities Cash Management Fund, on each Fund business day (which, as used herein, shall include each day that the New York Stock Exchange is open for business, except Martin Luther King, Jr. Day, Columbus Day and Veterans Day). Net asset value per share of each Class is computed by dividing the value of the Fund's net assets represented by such Class (i.e., the value of its assets less liabilities) by the total number of shares of such Class outstanding. See "Determination of Net Asset Value" in the Statement of Additional Information.

        Investors whose payments are received in or converted into Federal Funds by 12:00 noon, Central time, for the Treasury Prime Cash Management Fund or 2:00 p.m., Central time, for the Cash Management Fund and U.S. Government Securities Cash Management Fund, by the Transfer Agent will receive the dividend declared that day. Investors whose payments are received in or converted into Federal Funds by the Transfer Agent after 12:00 noon, Central time, for the Treasury Prime Cash Management Fund or 2:00 p.m., Central time, for the Cash Management Fund and U.S. Government Securities Cash Management Fund, will begin to accrue dividends on the following business day.


        Federal Regulations require that an investor provide a certified Taxpayer Identification Number ("TIN") upon opening or reopening an account. See "Dividends, Distributions and Taxes" for further information concerning this requirement. Failure to furnish a certified TIN to the Trust could subject an investor to a $50 penalty imposed by the Internal Revenue Service (the "IRS"), and could subject the investor to backup withholding.

                          HOW TO REDEEM FUND SHARES

        An investor may redeem all or any portion of the shares in the investor's account on any Fund business day at the net asset value next determined after a redemption request in proper form is received by the Transfer Agent. Therefore, redemptions will be effected on the same day the redemption order is received only if such order is received prior to 12:00 noon, Central time, for the Treasury Prime Cash Management Fund or 2:00 p.m., Central time, for the Cash Management Fund and U.S. Government Securities Cash Management Fund, on any Fund business day. Shares that are redeemed earn dividends up to and including the day prior to the day the redemption is effected. The proceeds of a redemption will be paid in Federal Funds ordinarily on the Fund business day the redemption is effected. Payment for redemption requests received before 12:00 noon, Central time, for the Treasury Prime Cash Management Fund or 2:00 p.m., Central time, for the Cash Management Fund and U.S. Government Securities Cash Management Fund, ordinarily is made in Federal Funds wired to the redeeming shareholder on the same Fund business day. Payment for redeemed shares for which a redemption order is received after such time on a Fund business day is made in Federal Funds wired to the redeeming shareholder on the next Fund business day following redemption. To allow the Investment Adviser to manage the Funds' portfolios more effectively, investors are urged to make redemption requests as early in the day as possible. In making redemption requests, the names of the registered shareholders and their account numbers must be supplied. Although each Fund generally retains the right to pay the redemption price of its shares in kind with securities (instead of cash), the Trust has filed an election under Rule 18f-1 under the 1940 Act committing to pay in cash all redemptions by a shareholder of record up to the amounts specified in such rule (in most cases approximately $250,000).

        For redemptions by telephone or wire, please call 1-800-688-3350.

        An investor may redeem shares by telephone if the investor has checked the appropriate box on the Account Application. By selecting a telephone redemption privilege, an investor authorizes the Transfer Agent to act on telephone instructions from any person representing himself or herself to be an authorized representative of the investor and reasonably believed by the Transfer Agent to be genuine. The Trust will require the Transfer Agent to employ reasonable procedures, such as requiring a form of identification, to confirm that instructions are genuine and, if it does not follow such procedures, the Trust or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the Trust nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

        The Trust makes available to institutions the ability to redeem shares through compatible computer facilities. Investors desiring to redeem shares in this manner should call 1-800-688- 3350 to determine whether their computer facilities are compatible and to receive instructions for redeeming shares in this manner.


        The Trust reserves the right to redeem an investor's account at the Trust's option upon not less than 60 days' written notice if, due to share redemptions, the accounts net asset value decreases to $1,000,000 or less, and remains so during the notice period.


        The right of any investor to receive payments with respect to any redemption may be suspended or the payment of the redemption proceeds postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on such Exchange is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists.

                        DISTRIBUTION AND SERVICES PLAN

                            (Service Shares Only)

        Service Shares are subject to a Distribution and Services Plan adopted by the Board of Trustees pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution and Services Plan, each Fund pays the Distributor for advertising, marketing and distributing such shares and/or for the provision of shareholder and administrative services for the beneficial owners of such shares, a fee at the annual rate of up to .25% of the average daily net asset value of the Service Class. The support services provided may include personal services relating to shareholder accounts, providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Distribution and Services Plan, BISYS may make payments to Service Agents in respect of these services. FCNIMCO, FNBC, NBD and their affiliates may act as Service Agents and receive fees under the Distribution and Services Plan. BISYS determines the amounts to be paid to Service Agents. The distribution services provided are activities primarily intended to result in the sale of Service Shares.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

        Each Fund ordinarily declares dividends from net investment income on each Fund business day. Fund shares begin earning income dividends on the day the purchase order is effective. Dividends usually are paid on the first calendar day of each month, and are automatically reinvested at net asset value in additional shares of the Fund from which they were paid or, at the investor's option, paid in cash. Each Fund's earnings for

Saturdays, Sundays and holidays are declared as dividends on the preceding business day. If an investor redeems all shares in its account at any time during the month, all proceeds and dividends to which the investor is entitled will be paid. Distributions from net realized securities gains, if any, generally are declared and paid once a year, but a Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. No Fund will make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. Investors may choose whether to receive distributions in cash or to reinvest in additional shares at net asset value of the Fund from which they were paid. All expenses are accrued daily and deducted before declaration of dividends to investors. Dividends paid by each Class will be calculated at the same time and in the same manner and will be of the same amount, except that the expenses attributable solely to the Institutional Class or the Service Class will generally be borne exclusively by such Class. Service Shares will receive lower per share dividends than Institutional Shares because of the higher expenses borne by the Service Class. See "Annual Fund Operating Expenses."

        Dividends paid by the Funds derived from net investment income, together with distributions from any net realized short-term securities gains and all or a portion of any gain realized from the sale or other disposition of certain market discount bonds, will be taxable to U.S. investors as ordinary income whether or not reinvested in additional Fund shares. Distributions from net realized long-term securities gains, if any, will be taxable as long-term capital gains for Federal income tax purposes if the beneficial holder of Fund shares is a citizen or resident of the United States, regardless of how long investors have held shares and whether such distributions are received in cash or reinvested in additional shares.

        Dividends and distributions attributable to interest from direct obligations of the United States and paid by the Treasury Prime Cash Management Fund generally are not subject to state personal income tax. The Trust intends to provide shareholders of the Treasury Prime Cash Management Fund with a statement which sets forth the percentage of dividends and distributions paid by the Fund that is attributable to interest income from direct obligations of the United States.

        Dividends paid by a Fund derived from net investment income, together with distributions from net realized short-term securities gains and all or a portion of any gain realized from the sale or other disposition of certain market discount bonds, paid by such Fund to a foreign investor who is the beneficial owner of such Fund's shares generally are subject to U.S.

nonresident withholding taxes at the rate of 30%, unless the foreign investor claims the benefit of a lower rate specified in a tax treaty. Distributions from net realized long-term securities gains paid by the Fund to such foreign investor generally will not be subject to U.S. nonresident withholding tax. However, such distributions may be subject to backup withholding, as described below, unless the foreign investor certifies his non-U.S. residency status.

        Federal regulations generally require the Trust to withhold ("backup withholding") and remit to the U.S. Treasury 31% of dividends and distributions from net realized securities gains paid to a shareholder if such shareholder fails to certify either that the TIN furnished in connection with opening an account is correct, or that such shareholder has not received notice from the IRS of being subject to backup withholding as a result of a failure to properly report taxable dividend or interest income on a Federal income tax return. Furthermore, the IRS may notify the Trust to institute backup withholding if the IRS determines a shareholder's TIN is incorrect or if a shareholder has failed to properly report taxable dividend and interest income on a Federal income tax return.

        A TIN is either the Social Security number or employer identification number of the record owner of the account. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be used to offset the record owner's tax liability on his/her Federal income tax return.

        Notice as to the tax status of dividends and distributions will be mailed to investors annually. Each investor also will receive periodic summaries of its account which will include information as to dividends and distributions from securities gains, if any, paid during the year. No dividend will qualify for the dividends received deduction allowable to certain U.S. corporations.

        Each Fund intends to qualify as a "regulated investment company" under the Code. Qualification as a regulated investment company relieves the Fund of any liability for Federal income tax to the extent its earnings are distributed in accordance with applicable provisions of the Code. Each Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable income and capital gains, if any.

        Each investor and beneficial shareholder should consult its tax adviser regarding questions as to Federal, state or local taxes.

                             GENERAL INFORMATION


        The Trust was organized as a business trust on April 21, 1987 under a Declaration of Trust. As of the date hereof, the Trust is a series fund having twenty-six series of shares of beneficial interest, each of which evidences an interest in a separate investment portfolio. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares and to create an unlimited number of series of shares ("Series") representing interests in a portfolio and an unlimited number of classes of shares within a Series. In addition to the Funds described herein, the Trust currently offers the following investment portfolios by means of separate prospectuses: the Pegasus Intermediate Bond Fund, Bond Fund, Short Bond Fund, Income Fund, International Bond Fund, Municipal Bond Fund, Intermediate Municipal Bond Fund, Michigan Municipal Bond Fund, Equity Income Fund, Growth Fund, Mid-Cap Opportunity Fund, Small-Cap Opportunity Fund, Intrinsic Value Fund, Growth and Value Fund, Equity Index Fund, International Equity Fund, Managed Assets Conservative Fund, Managed Assets Balanced Fund, Managed Assets Growth Fund, Money Market Fund, Treasury Money Market Fund, Municipal Money Market Fund and Michigan Municipal Money Market Fund.


        Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and each Series entitled to vote on a matter will vote thereon in the aggregate and not by Series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular Series. In addition, shareholders of each of the Series have equal voting rights except that only shares of a particular class within a Series are entitled to vote on matters affecting only that class. Voting rights are not cumulative, and accordingly the holders of more than 50% of the aggregate number of shares of all Trust portfolios may elect all of the Trustees.


        The Board of Trustees has established a procedure requiring three annual verifications, two of which are unannounced, of all investments held pursuant to the Custodian Agreement, to be conducted by the Trust's independent accountants.


        The Trust does not presently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Trust's By-laws provide that special meetings of shareholders of any Series shall be called at the written request of shareholders entitled to cast at least 10% of the votes of a Series entitled to be cast at such meeting. The Trust also stands ready to assist shareholder communications in connection with any meeting of shareholders as prescribed in Section 16(c) of the 1940 Act.

        The Transfer Agent maintains a record of each investor's ownership and sends confirmations and statements of account.

        Investor inquiries may be made by writing to the Trust at the address shown on the front cover or by calling the telephone number shown on the front cover.

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the Trust's official sales literature in connection with the offer of the Funds' shares, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offering may not lawfully be made.

                           SUPPLEMENTAL INFORMATION

Portfolio Securities

        To the extent set forth in this Prospectus and except as noted below, each Fund may invest in the following securities:

        U.S. Treasury Securities -- Each Fund may invest in U.S Treasury securities which include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

        U.S. Government Securities -- In addition to U.S. Treasury securities, each Fund, except the Treasury Prime Cash Management Fund, may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. Each Fund will invest in such securities only when the Trust is satisfied that the credit risk with respect to the issuer is minimal.

        Stripped U.S. Treasury Securities and U.S. Government Securities -- Each Fund may invest in stripped U.S. Treasury Securities and the Cash Management and U.S. Government Securities Cash Management Funds may invest in stripped U.S. Government Securities, where the principal and interest components are traded independently under the Separate Trading of Registered Interest and Principal Securities program ("STRIPS"). Under STRIPS, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. These obligations are usually issued at a discount to their "face value," and because of the manner in which principal and interest are returned, may exhibit greater volatility than more conventional debt securities.

        Repurchase Agreements -- Each Fund, except the Treasury Prime Cash Management Fund, may enter into repurchase agreements, which involve the acquisition by a Fund of an underlying debt instrument, subject to an obligation of the seller to repurchase, and such Fund to resell, the instrument at a fixed price usually not more than one week after its purchase. Certain costs may be incurred by a Fund in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by the Fund may be delayed or limited. Pursuant to an order obtained from the Securities and Exchange Commission, each Fund also is permitted to enter into overnight repurchase agreements with FNBC or an affiliate of FNBC subject to the terms and conditions of such order.

        Bank Obligations -- The Cash Management Fund will invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks and thrift institutions. Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating or variable interest rates.

        Commercial Paper and other Short-Term Corporate Obligations -- The Cash Management Fund may invest in commercial paper, which consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations issued by domestic and foreign entities. The other corporate obligations in which the Fund may invest consist of high quality, U.S. dollar denominated short-term bonds and notes (including variable amount master demand notes) issued by domestic and foreign corporations bearing fixed, floating or variable interest rates.

        Floating and Variable Rate Obligations -- The Cash Management Fund may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and, if not so rated, the Fund may invest in them only if the Investment Adviser determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Investment Adviser, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Fund. The Fund will not invest more than 10% of the value of its net assets in floating or variable rate demand obligations as to which it cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations, and in other securities that are illiquid.


        Guaranteed Investment Contracts -- The Cash Management Fund may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. Generally, a GIC allows a purchaser to buy an annuity with the monies accumulated under contract; however, the Fund will not purchase any such annuity. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes a part of the general assets of the issuer, and the contract is paid from the general assets of the issuer. The Cash Management Fund will only purchase GICs from issuers which meet quality and credit standards established by the Investment Adviser. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs are considered by the Cash Management Fund to be illiquid investments and subject to the limitation on illiquid investments set forth below.


        Investment Company Securities -- Each of the Cash Management Fund and U.S. Government Securities Cash Management Funds may invest in securities issued by other investment companies which principally invest in securities of the type in which the Fund invests. Under the 1940 Act, a Fund's investments in such securities, subject to certain exceptions, currently are limited to (i) 3% of the total voting stock of any one investment company,
(ii) 5% of the Fund's total assets with respect to any one investment company, and (iii) 10% of the Fund's total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.

Investment Practices

        Lending Portfolio Securities -- From time to time, each of the Cash Management Fund and U.S. Government Securities Cash Management Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Such loans may not exceed 33-1/3% of the value of the relevant Fund's total assets. In connection with such loans, each of these Funds will receive collateral consisting of cash or U.S. Government securities or, with respect to the Cash Management Fund only, irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Each of these Funds can increase its income through the investment of such collateral. Each of these Funds continues to be entitled to payments in amounts equal to the interest and other distributions payable on the loaned security and receives interest on the amount of the loan. Such loans will be terminable at any time upon specified notice. A Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with such Fund.

        Illiquid Securities -- Each Fund may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, participation interests that are not subject to the demand feature described above, floating and variable rate demand obligations as to which the Fund cannot exercise the related demand feature described above on not more than seven days' notice or as to which there is no secondary market and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, a Fund is subject to a risk that should such Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of such Fund's net assets could be adversely affected.

        Borrowing Money -- As a fundamental policy, the Treasury Prime Cash Management Fund is permitted to borrow money to the extent permitted under the 1940 Act. However, the Fund currently intends to borrow money from banks for temporary or emergency (not leveraging) purposes in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

[ Back cover ]



CMPRO-4 97

                     STATEMENT OF ADDITIONAL INFORMATION


                               April 30, 1997


                                     for

                     CLASS A, CLASS B AND CLASS I SHARES

                                    OF THE

                       MANAGED ASSETS CONSERVATIVE FUND
                         MANAGED ASSETS BALANCED FUND
                          MANAGED ASSETS GROWTH FUND
                              EQUITY INCOME FUND
                                 GROWTH FUND
                           MID-CAP OPPORTUNITY FUND
                          SMALL-CAP OPPORTUNITY FUND
                             INTRINSIC VALUE FUND
                            GROWTH AND VALUE FUND
                              EQUITY INDEX FUND
                          INTERNATIONAL EQUITY FUND
                            INTERMEDIATE BOND FUND
                                  BOND FUND
                               SHORT BOND FUND
                                 INCOME FUND
                           INTERNATIONAL BOND FUND
                             MUNICIPAL BOND FUND
                       INTERMEDIATE MUNICIPAL BOND FUND
                         MICHIGAN MUNICIPAL BOND FUND

                                      of

                                PEGASUS FUNDS

                                P.O. Box 5142
                       Westborough, Massachusetts 01581
                                (800) 688-3350


               This Statement of Additional Information ("Additional Statement") is meant to be read in conjunction with Pegasus Funds' Prospectuses dated April 30, 1997 pertaining to all or some of the classes of shares of the Funds listed above (the "Prospectus") (each, a "Fund" and collectively, the "Funds"), as it may be revised from time to time, and is incorporated by reference in its entirety into such Prospectus. Because this Additional Statement is not itself a prospectus, no investment in shares of the Funds should be made solely upon the information contained herein. Copies of the Funds' Prospectus may be obtained from any office of the Distributor by writing or calling the Distributor or the Trust at the address or telephone number listed above. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                              TABLE OF CONTENTS


                                                                       Page
                                                                       ----

The Trust..........................................................      1

Investment Objectives, Policies and Risk Factors...................      1

Additional Purchase and Redemption Information.....................     22

Description of Shares..............................................     27

Additional Information Concerning Taxes............................     40

Management.........................................................     44

Independent Auditors...............................................     58

Counsel............................................................     58

Additional Information on Performance..............................     58

Appendix A.........................................................    A-1

Appendix B.........................................................    B-1

Financial Statements...............................................   FS-1

                                  THE TRUST


               The Pegasus Funds (the "Trust"), formerly "The Woodward Funds," was organized as a Massachusetts business trust on April 21, 1987. As of December 31, 1996, the Trust consisted of twenty-six separate funds, of which nineteen Funds are covered by this Additional Statement.

               During the period August 23, 1996 through September 23, 1996, various funds of the Trust, The Prairie Funds, Prairie Intermediate Bond Fund and Prairie Municipal Bond Fund, Inc. reorganized pursuant to an agreement and plan of reorganization (the "Reorganization"). Certain of the information contained in this Additional Statement includes information about a Fund's predecessor Prairie Fund, Prairie Intermediate Bond Fund or the Prairie Municipal Bond Fund, Inc.

               In connection with the Reorganization, the Balanced Fund changed its name to the "Managed Assets Balanced Fund," the Capital Growth Fund changed its name to the "Growth Fund," the Opportunity Fund changed its name to the "Mid-Cap Opportunity Fund" and the Growth/Value Fund changed its name to the "Growth and Value Fund." References in this Additional Statement are to a Fund's current name.

               INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS

               The following policies supplement the Funds' respective investment objectives and policies as set forth in the Prospectus.

Additional Information on Fund Instruments

Ratings Information

               Attached to this Additional Statement is Appendix A which contains descriptions of the rating symbols used by Rating Agencies for securities in which the Funds and the Money Market Fund may invest.

Portfolio Transactions

               Subject to the general supervision of the Trust's Board of Trustees, the Investment Adviser is responsible for, making decisions with respect to, and placing orders for all purchases and sales of portfolio securities for each Fund and the Money Market Fund.

               The annualized portfolio turnover rate for each Fund and the Money Market Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds and the Money Market Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions, and the Funds and the Money Market Fund may engage in short term trading to achieve their respective investment objectives.

               For the fiscal years or periods indicated, the portfolio turnover rates for the Funds were as follows:

                                             Year or Period Ended
                                       ----------------------------------
                                       December 31,          December 31,
                                          1996                  1995
                                       ------------          ------------
Managed Assets Conservative Fund          63.41%                8.23%
Managed Assets Balanced Fund              50.50%               31.76%
Managed Assets Growth Fund                 0.00%                  --
Equity Income Fund                        61.41%               44.07%
Growth Fund                               61.95%              106.02%
Mid-Cap Opportunity Fund                  34.87%               53.55%
Small-Cap Opportunity Fund                93.82%               38.89%
Intrinsic Value Fund                      34.24%               45.55%
Growth and Value Fund                     43.21%               26.80%
Equity Index Fund                         12.25%               10.66%
International Equity Fund                  6.37%                2.09%
Intermediate Bond Fund                    31.62%               36.47%
Bond Fund                                 24.92%               41.91%
Short Bond Fund                          109.58%               30.94%
Income Fund                              103.93%              173.26%
International Bond Fund                   97.82%               48.03%
Municipal Bond Fund                       64.51%               69.31%
Intermediate Municipal Bond Fund          52.95%               44.75%
Michigan Municipal Bond Fund              24.49%               26.97%


               Purchases of money market instruments are made from dealers, underwriters and issuers. The Funds and the Money Market Fund currently do not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

               Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument.


               The Funds and the Money Market Fund may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund and the Money Market Fund will engage in this practice, however, only when the Investment Adviser, in its sole discretion, believes such practice to be otherwise in the fund's interests.

               Total brokerage commissions paid by the Funds for the fiscal years or periods ended December 31, 1996, 1995 and 1994 were as follows:

                                          December 31,  December 31,   December 31,
                                              1996          1995          1994
                                          ------------  ------------   ------------
Managed Assets Conservative
Fund                                        $ 19,830      $ 13,601      $ 47,110

Managed Assets Balanced Fund                $126,292      $ 81,178      $123,890

Managed Assets Growth Fund                  $      0           N/A           N/A

Equity Income Fund                          $ 93,874      $379,012           N/A

Growth Fund                                 $113,467      $929,747           N/A

Mid-Cap Opportunity Fund                    $621,056      $866,286      $683,613

Small-Cap Opportunity Fund                  $114,320      $178,632           N/A

Intrinsic Value Fund                        $214,355      $209,816      $325,912

Growth and Value Fund                       $729,368      $504,214      $519,412

Equity Index Fund                           $282,069      $137,443      $169,830

International Equity Fund                   $358,776      $ 72,856      $  4,492

               The Bond Funds and Municipal Bond Funds as well as the Money Market Fund incurred no brokerage commissions for the fiscal years or periods ended December 31, 1996, 1995 and 1994. Prior to November 20, 1996, the Managed Assets Conservative and Managed Assets Balanced Funds invested directly in portfolio securities. After such date, the Asset Allocation Funds began investing in shares of the Underlying Funds.


               The Advisory Agreement provides that, in executing portfolio transactions and selecting brokers or dealers, the Investment Adviser will seek to obtain the best overall terms available for each Fund and the Money Market Fund. In assessing the best overall terms available for any transaction, the Investment Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Agreement authorizes the Investment Adviser to cause a Fund and the Money Market

Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Investment Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Investment Adviser to the Funds and the Money Market Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.


        Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Investment Adviser and does not reduce the advisory fees payable by the Funds and the Money Market Fund. The Trustees will periodically review any commissions paid to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Investment Adviser. Conversely, a Fund, or the Money Market Fund, may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

               The Trust will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in or enter into repurchase or reverse repurchase agreements with the Investment Adviser, the Distributor or an affiliated person of any of them (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted under the 1940 Act by the SEC or its staff. In addition, a Fund or the Money Market Fund, will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Distributor or the Investment Adviser, or an affiliated person of any of them, is a member, except to the extent permitted under the 1940 Act. Under certain circumstances, the Funds and the Money Market Fund may be at a disadvantage because of these limitations in comparison with other investment companies which have similar investment objectives but are not subject to such limitations.

               Investment decisions for each Fund and the Money Market Fund are made independently from those for the other Funds and for any other investment companies and accounts advised or managed by the Investment Adviser. Such other investment companies and accounts may also invest in the same securities as the Funds and the Money Market Fund. To the extent permitted by law, the Investment Adviser may aggregate the securities to be sold or purchased for the Funds and the Money Market Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Funds and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Investment Adviser believes to be equitable to each Fund, the Money Market Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received or the size of the position obtained or sold.

Investment Techniques

Asset Allocation Funds


               In order to achieve its investment objective, each Asset Allocation Fund will typically invest its assets in the Underlying Funds, within a predetermined target asset allocation range, as set forth in the Prospectus under "Description of the Fund - Investment Objectives and Policies - Asset Allocation Funds." Substantially all of the assets of the Managed Assets Balanced Fund are currently generally invested directly in the same types of underlying securities as are permissible investments for the Underlying Funds. Except as set forth in the Prospectus, the Asset Allocation Funds will no longer continue to purchase these securities and will limit their investments to the Underlying Funds. The Investment Adviser currently expects that the transition of the Managed Assets

Balanced Fund to having substantially all of its assets invested in the Underlying Funds will be gradual.


Equity Securities

               Equity Securities are generally selected by the Equity Funds in a "bottom-up" manner. "Bottom-up" refers to an analytical approach to securities selection which first focuses on the company and company-related matters as contrasted to a "top-down" analysis which first focuses on the industry or the economy. In the Investment Adviser's opinion, this procedure may generally be expected to result in a portfolio characterized by lower price/earnings ratios, above average growth prospects and average market risk.

Equity Index Fund

               The Investment Adviser believes that a sampling methodology allows the Fund to maintain a close correlation to the performance of the S&P 500 Index while at the same time controlling the portfolio turnover and transaction costs of the Fund.

               Under normal market conditions, the Fund invests substantially all of its total assets in the common stocks that comprise the S&P 500 Index in accordance with their relative capitalization and sector weightings as described above. It is possible, that if an issuer drops in ranking, or is eliminated entirely from the S&P 500 Index, the Investment Adviser may be required to sell some or all of the common stock of such issuer then held by the Fund. Sales of portfolio securities may be made at times when, if the Investment Adviser is not required to effect purchases and sales of portfolio securities in accordance with the S&P 500 Index, such securities might not be sold. Such sales may result in lower prices for such securities than may have been realized or in losses that may not have been incurred if the Investment Adviser is not required to effect the purchases and sales. The failure of an issuer to declare or pay dividends, the institution against an issuer of materially adverse legal proceedings, the existence or threat of defaults materially and adversely affecting an issuer's future declaration and payment of dividends, or the existence of other materially adverse credit factors will not necessarily be the basis for the disposition of portfolio securities, unless such event causes the issuer to be eliminated entirely from the S&P 500 Index. The Fund may receive from time to time as part of a "spin-off" or corporate restructuring of an issuer included in the S&P 500 Index, securities that are themselves outside of the S&P 500 Index. Such securities will be disposed of by the Fund in due course consistent with the Fund's investment objective.

Debt Securities

               The Investment Adviser selects Debt Securities based on anticipated interest rate changes and the use of active management strategies which may include sector rotation, intra-sector adjustments and yield curve and convexity considerations. Sector rotation involves the Investment Adviser selecting among different economic or industry sectors based upon apparent or relative attractiveness. Thus at times a sector offers yield advantages relative to other sectors. An intra-sector adjustment occurs when the Investment Adviser determines to select a particular issue within a sector. Yield curve considerations involve the Investment Adviser attempting to compare the relationship between time to maturity and yield to maturity in order to identify the relative value in the relationship. Convexity considerations consist of the Investment Adviser seeking securities that rise in price more quickly, or decline in price less quickly, than the typical security of that price risk level and therefore enable the Investment Adviser to obtain an additional return when interest rates change dramatically.

               In acquiring particular Debt Securities, the Investment Adviser may consider, among other things, historical yield relationships between private and governmental debt securities, intermarket yield relationships among various industry sectors, current economic cycles and the attractiveness and creditworthiness of particular issuers. Depending upon the Investment Adviser's analysis of these and other factors, a Fund's or the Money Market Fund's holdings of issues in particular industry sectors may be overweighted or underweighted when compared to the relative industry weightings in recognized indices. The value of the portfolio holdings can be expected to vary inversely with changes in prevailing interest rates.

Money Market Fund


               The net asset value of the Money Market Fund is determined as of 3:00 P.M., Eastern Time, on each of its Business Days. The Money Market Fund intends to value its portfolio securities based upon their amortized cost in accordance with Rule 2a-7 under the 1940 Act. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations, or by fair value as determined by the Board of Trustees. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the securities.

               Pursuant to Rule 2a-7, the Money Market Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, to purchase securities having remaining deemed maturities of 397 days or less, and to invest only in securities determined by the Board of Trustees to be of high quality with minimal credit risks. The Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, the Money Market Fund's price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include review of the investment holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the Money Market Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If the deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, will be initiated. In the event the Board of Trustees determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it may take such corrective actions as it deems necessary and appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These actions may include selling portfolio securities prior to maturity to realize capital gains or losses or to shorten a Fund's average maturity, withholding or reducing dividends, redeeming shares in kind, splitting, combining or otherwise recapitalizing outstanding shares or establishing a net asset value per share by using available market quotations.


               The Money Market Fund calculates its dividends based on daily net investment income. Expenses of the Money Market Fund are accrued daily. As the Money Market Fund's portfolio securities are normally valued at amortized cost, unrealized gains or losses on such securities based on their market values will not normally be recognized. However, should the net asset value deviate significantly from market value, the Trustees could decide to value the securities at market value and then unrealized gains and losses would be included in net investment income.

               The Money Market Fund will purchase only "eligible securities" that present minimal credit risks as determined by the Investment Adviser pursuant to guidelines established by the Trust's Board of Trustees. Eligible securities generally include: (1) securities that are rated by two or more Rating Agencies (or the only Rating Agency which has issued a rating) in one of the two highest rating categories for short term debt securities; (2) securities that have no short term rating, if the issuer has other outstanding short term obligations that are comparable in priority and security as determined by the Investment Adviser ("Comparable Obligations") and that have been rated in accordance with (1) above; (3) securities that have no short term rating, but are determined to be of comparable quality to a security satisfying (1) or (2) above, and the issuer does not have Comparable Obligations rated by a Rating Agency; and (4) obligations that carry certain types of guarantees. Obligations that carry certain types of conditional demand features also may be purchased pursuant to similar standards.

Other Investments

Stripped U.S. Government Obligations

               Within the past several years, the Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." To the extent consistent with their respective investment objectives, the Bond and Municipal Bond Funds and the Money Market Fund may purchase securities registered in the STRIPS program. Under the STRIPS program, these Funds will be able to have their beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

               In addition, the Bond and Municipal Bond Funds may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for federal tax purposes. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

               As described in the Prospectus, such Funds may also purchase stripped mortgage-backed securities ("SMBS"). SMBS that are interest only or principal only and not issued by the U.S. Government may be considered illiquid securities if they can not be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

Custodial Receipts and Certificates of Participation


               For certain certificates of participation, the Funds and the Money Market Fund will have the right to demand payment, on not more than 30 days' notice, for all or any part of such Fund's or the Money Market Fund's participation interest, plus accrued interest. As to these instruments, the Funds and the Money Market Fund intend to exercise their rights to demand payment as needed to provide liquidity, to maintain or improve the quality of their investment portfolio or upon a default (if permitted under the terms of the instrument).


Bank Obligations

               In accordance with their respective investment objectives, each Fund and the Money Market Fund may purchase bank obligations, which include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Although the Funds invest in obligations of foreign banks or foreign branches of U.S. banks only where the Investment Adviser deems the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1.0 billion in total assets at the time of purchase.

Commercial Paper

               Commercial paper, including variable and floating rate notes and other short term corporate obligations, must be rated in one of the two highest categories by at least two Rating Agencies, or if not rated, for the Money Market Fund must have been independently determined by the Investment Adviser to be of comparable quality, and for the other Funds must have been issued by a corporation having an outstanding bond issue rated A or higher by a Rating Agency. Except as provided in the Prospectus for the International Bond Fund, bonds and other short term obligations (if not rated as commercial paper) purchased by the Funds must be rated BBB or Baa, or higher, by a Rating Agency, respectively, or if unrated, be of comparable investment quality in the judgment of the Investment Adviser.

Variable and Floating Rate Instruments

               With respect to variable and floating rate obligations that may be acquired by each Fund and the Money Market Fund, the Investment Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such notes and will continuously monitor their financial status to meet payment on demand. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult to dispose of instruments if the issuer defaulted on its payment obligation or during periods that the Fund or the Money Market Fund is not entitled to exercise its demand rights, and the Fund or the Money Market Fund could, for these or other reasons, suffer a loss with respect to such instruments.

Lending Securities

               When a Fund or the Money Market Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash collateral. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by a Fund or the Money Market Fund if a material event affecting the investment is to occur.

Repurchase Agreements and Reverse Repurchase Agreements

               The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by a Fund or the Money Market Fund plus interest negotiated on the basis of current short term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Trust's Custodian, in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans under the 1940 Act.

               Reverse repurchase agreements are considered to be borrowings by a Fund and by the Money Market Fund under the 1940 Act. At the time a Fund or the Money Market Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund or the Money Market Fund may decline below the price of the securities it is obligated to repurchase.

American Depository Receipts ("ADRs")

               The Asset Allocation and Equity Funds may invest in ADRs, which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. Although ADR prices are denominated in U.S. dollars, the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities.

When-Issued Purchases and Forward Commitments

               A Fund or the Money Market Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund or the Money Market Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered on the settlement date. In these cases the Fund or the Money Market Fund may realize a capital gain or loss.


               When a Fund or the Money Market Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund or the Money Market Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Mortgage Backed Securities

               Mortgage Backed Securities Generally. Mortgage backed securities held by the Asset Allocation, Equity and Bond Funds represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his lending institution are "passed-through" to an investor such as the Funds. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit, collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuers or poolers so that they can meet their obligations under the policies. Mortgage backed securities issued by private issuers or poolers, whether or not such securities are subject to guarantees, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government.

               Interests in pools of mortgage backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage backed securities are described as "modified pass-through". These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

               Residential mortgage loans are pooled by the Federal Home Loan Mortgage Corporation ("FHLMC"). FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("Pcs"), which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

               The Federal National Mortgage Association ("FNMA") is a U.S. Government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.

               The principal guarantor of mortgage-backed securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

               Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in the former pools. Timely payment of interest and principal of some of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies.

               The Trust expects that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage backed securities are developed and offered in the market, the Trust may consider making investments in such new types of securities.

               Underlying Mortgages. Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of one to four family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, the Bond Funds may purchase pools of variable rate mortgages ("VRM"), growing equity mortgages ("GEM"), graduated payment mortgages ("GPM") and other types where the principal and interest payment procedures vary. VRMs are mortgages which reset their interest rate periodically with changes in open market interest rates. To the extent that a Fund is actually invested in VRMs, its interest income will vary with changes in the applicable interest rate on pools of VRMs. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage.

               All poolers apply standards for qualification to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, some mortgages included in pools are insured through private mortgage insurance companies.

               Average Life. The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.

               Returns on Mortgage Backed Securities. Yields on mortgage backed pass-through securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption.

               Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yields of a Fund. The compounding effect from reinvestments of monthly payments received by a Fund will increase its yield to shareholders, compared to bonds that pay interest semi-annually.

Foreign Currency Transactions

               When the Asset Allocation Funds and the International Equity and International Bond Funds enter into a currency transaction, it will deposit, if so required by applicable regulations, with its custodian cash or readily marketable securities in a segregated account of a Fund in an amount at least equal to the value of the Fund's total assets committed to the consummation of the forward contract.


               At or before the maturity of a forward contract, a Fund either may sell a security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the security and engages in an offsetting transaction, at the time of execution of the offsetting transaction, the Fund will incur a gain or loss to the extent movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, it will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.


               The cost of currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange usually are conducted on a principal basis, no fees or commissions are involved. The use of forward currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. If a devaluation generally is anticipated, a Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates. The requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), may cause the Fund to restrict the degree to which it engages in currency transactions. See "Additional Information Concerning Taxes."

Futures Contracts and Related Options

               See Appendix B to this Additional Statement for a discussion of futures contracts and related options.

Options Trading

               As stated in the Prospectus, each Fund may purchase and sell put and call options listed on a national securities exchange and issued by the Options Clearing Corporation. Such transactions may be effected on a principal basis with primary reporting dealers in U.S. Government securities in an amount not exceeding 5% of a Fund's net assets. This is a highly specialized activity which entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. Put and call options purchased by a Fund will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

               A Fund's obligation to sell a security subject to a covered call option written by it, or to purchase a security subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. A Fund will write an option on a particular security only if the Investment Adviser believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

               When a Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. Any gain on a covered call option may be offset by a decline in the market price of the underlying security during the option period. If a covered call option is exercised, the Fund may deliver the underlying security held by it or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss. If a secured put option is exercised, the amount paid by the Fund involved for the underlying security will be partially offset by the amount of the premium previously paid to the Fund. Premiums from expired options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

Stock Index Options

               The Asset Allocation and Equity Funds may purchase and write put and call options on stock indices listed on U.S. securities exchanges or traded in the over-the-counter market. The International Equity Fund may also purchase and write put and call options on stock indices listed on foreign securities exchange. A stock index fluctuates with changes in the market values of the stocks included in the index.

               Options on stock indices are similar to options on stock except that (a) the expiration cycles of stock index options are generally monthly, while those of stock options are currently quarterly, and (b) the delivery requirements are different. Instead of giving the right to take or make delivery of a stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

Convertible Securities

               In general, the market value of a convertible security is the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., the value of the underlying shares of common stock if the security is converted). As a fixed-income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise. However, the price of a convertible security also is influenced by the market value of the security's underlying common stock. Thus, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines.

Warrants


               Each Asset Allocation and Equity Fund may invest up to 5% of their respective assets at the time of purchase in warrants and similar rights (other than those that have been acquired in units or attached to other securities). Warrants represent rights to purchase securities at a specified price valid for a specified period of time. The prices of warrants do not necessarily correlate with the prices of underlying securities.


Municipal and Related Obligations

               To the extent consistent with its investment objective, the Asset Allocation, Bond and Municipal Bond Funds may invest in Municipal Obligations. There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend in part on a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Municipal Obligations by Rating Agencies represent their opinions as to the quality of Municipal Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and rating may have different yields while Municipal Obligations with the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, a Municipal Obligation may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Investment Adviser may consider such an event in determining whether the Fund should continue to hold the obligation.

               The payment of principal and interest on most Municipal Obligations purchased by a Fund will depend upon the ability of the issuers to meet their obligations. For the purpose of diversification under the 1940 Act, the identification of the issuer of Municipal Obligations depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and will be treated as an issue of such government or other entity.

               An issuer's obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights or remedies of creditors, such as the Federal Bankruptcy Code, and any laws, that may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest or principal of its Municipal Obligations may be materially adversely affected by litigation or other conditions.

               Certain Municipal Obligations are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related Municipal Obligation and purchased and sold separately.

               Certain of the Municipal Obligations held by the Funds may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the Municipal Obligations at the time of original issuance. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.

               The Municipal Bond Funds will purchase tender option bonds only when the Investment Adviser is satisfied that the custodial and tender option arrangements, including the fee payment arrangements, will not adversely affect the tax exempt status of the underlying Municipal Obligations and that payment of any tender fees will not have the effect of creating taxable income for the Fund. Based on the tender option bond agreement, that Fund expects to be able to value the tender option bond at par; however, the value of the instrument will be monitored by the Investment Adviser to assure that it is valued at fair value.

               From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. For example, pursuant to federal tax legislation passed in 1986 interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in Congress in the future as regards the federal income tax status of interest on Municipal Obligations in general, or which proposals, if any, might be enacted. Such proposals, if enacted, might materially adversely affect the availability of Municipal Obligations for investments by the Funds and their liquidity and value. In such event, the Board of Trustees would re-evaluate the Funds' investment objectives and policies and consider changes in their structure or possible dissolution.

Stand-By Commitments

               The Asset Allocation, Bond, Municipal Bond and Money Market Funds may acquire "stand-by commitments" with respect to Municipal Obligations they hold. Under a stand-by commitment, a dealer agrees to purchase at such Fund's option specified Municipal Obligations at a specified price. Stand-by commitments may be exercisable at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.

               Such Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, they may pay for a stand-by commitment either separately in cash or by paying a higher price for Municipal Obligations which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Such Funds may acquire a stand-by commitment unless immediately after the acquisition, with respect to 75% of its assets not more than 5% of its total assets will be invested in instruments subject to a demand feature, including stand-by commitments, with the same institution.

               Such Funds intend to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Investment Adviser's opinion, present minimal credit risks. The credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment. Thus, the risk of loss in connection with a "stand-by commitment" will not be qualitatively different from the risk of loss faced by a person that is holding securities pending settlement after having agreed to sell the securities in the ordinary course of business.

               Stand-by commitments will be acquired solely to facilitate portfolio liquidity and not to exercise their rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligations which will continue to be valued in accordance with the amortized cost method. The actual stand-by commitment will be valued at zero in determining net asset value. Where a stated Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by the Fund and will be reflected in realized gain or loss when the commitment is exercised or expires.

Derivative Securities

               The Investment Adviser will evaluate the risks presented by the derivative instruments purchased by the Funds and the Money Market Fund, and will determine, in connection with its day-to-day management of the Funds and the Money Market Fund, how they will be used in furtherance of the Funds' and the Money Market Fund's investment objectives. It is possible, however, that the Investment Adviser's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Funds and the Money Market Fund will, because of the risks discussed above, incur loss as a result of their investments in derivative instruments.

Additional Investment Limitations

               In addition to the investment limitations disclosed in the Prospectus, the Funds and the Money Market Fund are subject to the following investment limitations which may not be changed without approval of the holders of the majority of the outstanding shares of the affected Fund or the Money Market Fund (as defined under "Description of Shares" below).

               Each Fund and the Money Market Fund may not:

               1. Purchase or sell real estate, except that each may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

               2. Invest in commodities, except that as consistent with a Fund's investment objective and policies: (a) each Fund and the Money Market Fund, other than the Intermediate Bond Fund, may purchase and sell options, forward contracts, futures contracts, including without limitation those relating to indices, and options on futures contracts or indices; (b) each Fund and the Money Market Fund may purchase publicly traded securities of companies engaging in whole or in part in such activities; and (c) the Intermediate Bond Fund will not purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that it may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

               3. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as it might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.

               In addition to the above fundamental limitations, the Funds and the Money Market Fund are subject to the following non-fundamental limitations, which may be changed without a shareholder vote:

               Each Fund and the Money Market Fund may not:

               1. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted under the 1940 Act.

               2. Write or sell put options, call options, straddles, spreads, or any combination thereof, except as consistent with a Fund's investment objective and policies, for transactions in options on securities or indices of securities, futures contracts and options on futures contracts and in similar investments.

               3. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to its transactions in futures contracts and related options and in options on securities or indices of securities and similar instruments, and (b) it may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

               4. Purchase securities of companies for the purpose of exercising control.


               5. Invest more than 15% (10% for the Money Market Fund) of its net assets in illiquid securities.


               No Fund intends to purchase securities while its outstanding borrowings (including reverse repurchase agreements) are in excess of 5% of its assets. Securities held in escrow or separate accounts in connection with its investment practices are not deemed to be pledging for purposes of this limitation.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

               Shares of the Funds are offered and sold on a continuous basis by the Trust's distributor, BISYS Fund Services ("BISYS"), acting as agent.


               An illustration of the computation of the public offering price per share of the Funds, based on the value of each class of the Fund's total net assets and total number of shares of each class outstanding on December 31, 1996 is as follows:

                                                                           Net Asset                     Offering
                                                          Outstanding      Value Per    Sales            Price to
Fund                                      Net Assets         Shares          Share      Charge            Public
----                                      ----------      -----------      ---------    ------           --------
Managed Assets Conservative Fund
        Class A Shares                   $69,301,512        4,518,141        $15.34    $0.81(1)           $16.15
        Class B Shares                    $5,735,974          373,381        $15.36       --              $15.36
        Class I Shares                    $1,500,888           97,565        $15.38       --              $15.38

Managed Assets Balanced Fund
        Class A Shares                   $26,774,494        2,302,965        $11.63    $0.61(1)           $12.24
        Class B Shares                    $1,889,936          147,544        $12.81       --              $12.81
        Class I Shares                  $101,596,322        8,762,842        $11.59       --              $11.59

Managed Assets Growth Fund
        Class A Shares                       $75,374            7,476        $10.08    $0.53(1)           $10.61
        Class B Shares                       $16,568            1,659         $9.99       --               $9.99
        Class I Shares                      $594,367           58,671        $10.13       --              $10.13

Equity Income Fund
        Class A Shares                   $12,956,269          975,040        $13.29    $0.70(1)           $13.99
        Class B Shares                    $1,884,616          141,876        $13.28       --              $13.28
        Class I Shares                  $314,648,895       23,739,941        $13.25       --              $13.25

Growth Fund
        Class Shares                     $23,272,879        1,841,030        $12.64    $0.67(1)           $13.31
        Class B Shares                    $1,094,542           87,143        $12.56       --              $12.56
        Class I Shares                  $533,405,961       42,218,766        $12.63       --              $12.63



                                     -22-





                                                                           Net Asset                     Offering
                                                          Outstanding      Value Per    Sales            Price to
Fund                                      Net Assets         Shares          Share      Charge            Public
----                                      ----------      -----------      ---------    ------           --------
Mid-Cap Opportunity Fund
        Class A Shares                   $91,515,703        5,196,783        $17.61    $0.93(1)           $18.54
        Class B Shares                      $154,588           16,157         $9.57       --               $9.57
        Class I Shares                  $677,607,737       38,475,172        $17.61       --              $17.61

Small-Cap Opportunity Fund
        Class A Shares                    $6,697,302          488,766        $13.70    $0.72(1)           $14.42
        Class B Shares                      $110,472            8,132        $13.58       --              $13.58
        Class I Shares                  $125,840,310        9,115,753        $13.80       --              $13.80

Intrinsic Value Fund
        Class A Shares                   $22,370,312        1,632,469        $13.70    $0.72(1)           $14.42
        Class B Shares                      $181,196           17,797        $10.18       --              $10.18
        Class I Shares                  $357,360,009       26,072,063        $13.71       --              $13.71

Growth and Value Fund
        Class A Shares                   $59,027,413        4,179,800        $14.12    $0.74(1)           $14.86
        Class B Shares                      $182,991           19,644         $9.32       --               $9.32
        Class I Shares                  $733,631,456       51,941,688        $14.12       --              $14.12

Equity Index Fund
        Class A Shares                   $35,336,228        2,109,823        $16.75    $0.52(3)           $17.27
        Class B Shares                      $112,309           10,696        $10.50       --              $10.50
        Class I Shares                  $834,368,113       49,823,539        $16.75       --              $16.75

International Equity Fund
        Class A Shares                   $10,836,197          920,454        $11.77    $0.62(1)           $12.39
        Class B Shares                    $1,131,191          102,058        $11.08       --              $11.08
        Class I Shares                  $389,996,840       33,067,406        $11.79       --              $11.79

International Bond Fund
        Class A Shares                   $18,324,384        1,780,068        $10.29    $0.32(3)           $10.61
        Class B Shares                      $121,590           11,918        $10.20       --              $10.20
        Class I Shares                  $395,104,731       38,384,021        $10.29       --              $10.29


                                     -23-




                                                                           Net Asset                     Offering
                                                          Outstanding      Value Per    Sales            Price to
Fund                                      Net Assets         Shares          Share      Charge            Public
----                                      ----------      -----------      ---------    ------           --------
Bond Fund
        Class A Shares                   $46,976,975        4,574,321        $10.27    $0.48(2)           $10.75
        Class B Shares                      $279,604           27,222        $10.27       --              $10.27
        Class I Shares                  $757,627,072       73,753,421        $10.27       --              $10.27

Short Bond Fund
        Class A Shares                    $1,032,874          102,185        $10.11    $0.10(4)           $10.21
        Class B Shares                       $56,019            5,590        $10.02       --              $10.02
        Class I Shares                  $171,427,138       16,956,120        $10.11       --              $10.11

Income Fund
        Class A Shares                    $8,797,772        1,121,909         $7.84   $0.24(3)             $8.08
        Class B Shares                      $502,297           63,988         $7.85       --               $7.85
        Class I Shares                  $187,111,674       23,831,822         $7.85       --               $7.85

International Bond Fund
        Class A Shares                    $2,006,239          185,931        $10.79   $0.51(2)            $11.30
        Class B Shares                       $46,004            4,232        $10.87       --              $10.87
        Class I Shares                   $53,844,797        4,962,535        $10.85       --              $10.85

Municipal Bond Fund
        Class A Shares                   $29,352,216        2,373,965        $12.36   $0.58(2)            $12.94
        Class B Shares                      $671,989           54,378        $12.36       --              $12.36
        Class I Shares                  $338,104,237       27,363,117        $12.36       --              $12.36

Intermediate Municipal Bond Fund
        Class A Shares                   $19,049,219        1,574,071        $12.10   $0.37(3)            $12.47
        Class B Shares                      $611,392           50,549        $12.10       --              $12.10
        Class I Shares                  $373,969,410       30,886,029        $12.11       --              $12.11

Michigan Municipal Bond Fund
        Class A Shares                   $18,574,882        1,771,630        $10.48   $0.49(2)            $10.97
        Class B Shares                      $110,241           10,833        $10.18       --              $10.18
        Class I Shares                   $41,908,551        3,997,337        $10.48       --              $10.48


                                            -24-



-------------------------

1. The applicable sales charge for this Fund is 5.00% of offering price (5.26% of net asset value per share).

2. The applicable sales charge for this Fund is 4.50% of offering price (4.69% of net asset value per share).

3. The applicable sales charge for this Fund is 3.00% of offering price (3.01% of net asset value per share).

4. The applicable sales charge for this Fund is 1.00% of offering price (1.01% of net asset value per share).


               Under the 1940 Act, the Trust may suspend the right of redemption or postpone the date of payment for shares during any period when:
(a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Trust may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.)

               In addition to the situations described in the Prospectus under "Redemption of Shares," the Trust may redeem shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.

               The Trust normally redeems shares for cash. However, the Board of Trustees can determine that conditions exist making cash payments undesirable. If they should so determine, redemption payments could be made in securities valued at the value used in determining net asset value. There may be brokerage and other costs incurred by the redeeming shareholder in selling such securities. The Trust has elected to be covered by Rule 18f-1 under the 1940 Act, pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of net asset value during any 90-day period for any one shareholder.


               Total sales charges paid by shareholders of the Funds for the fiscal years or periods ended December 31, 1996, 1995and 1994 were as follows:


                                     December 31,     December 31,     December 31,
                                       1996(1)            1995             1994
                                     ------------     ------------     ------------

Managed Assets Conservative Fund      $13,529          $ 79,374             *

Managed Assets Balanced Fund          $ 7,750          $ 37,984         $286,056

Managed Assets Growth Fund            $ 1,156             N/A              N/A

Equity Income Fund                    $ 1,355          $ 11,393            N/A

Growth Fund                           $ 6,351          $  5,937            N/A

Mid-Cap Opportunity Fund              $ 8,203          $122,061         $544,053

Small-Cap Opportunity Fund            $ 2,068          $  1,857            N/A



                                    -25-



                                     December 31,     December 31,     December 31,
                                       1996(1)            1995             1994
                                     ------------     ------------     ------------

Intrinsic Value Fund                  $ 3,337          $ 17,964         $ 87,757

Growth and Value Fund                 $ 9,325          $ 92,788         $431,841

Equity Index Fund                     $ 1,042            N/A              N/A

International Equity Fund             $ 5,354          $ 13,659            $0

Intermediate Bond Fund                $ 2,389          $  7,877         $ 41,775

Bond Fund                             $ 5,548          $ 30,433         $203,760

Short Bond Fund                       $ 1,247          $  2,848         $     0

Income Fund                           $ 2,411          $  7,948             *

International Bond Fund               $ 1,053          $  1,551             N/A

Municipal Bond Fund                   $ 3,698          $  8,055             *

Intermediate Municipal Bond Fund      $ 1,561          $ 15,797             *

Michigan Municipal Bond Fund          $ 3,358          $105,322        $151,042

(1) Includes the Contingent Deferred Sales Charge imposed on Class B Shares and certain redemptions of Class A Shares.

 *  Not available


                            DESCRIPTION OF SHARES

               The Trust is an unincorporated business trust organized under Massachusetts law on April 21, 1987. The Trust's Declaration of Trust authorizes the Board of Trustees to divide shares into two or more series, each series relating to a separate portfolio of investments, and divide the shares of any series into two or more classes. The number of shares of each series and/or of a class within each series shall be unlimited. The Trust does not intend to issue share certificates.

               In the event of a liquidation or dissolution of the Trust or an individual fund, shareholders of a particular fund would be entitled to receive the assets available for distribution belonging to such fund. If there are any assets, income, earnings, proceeds, or payments, which are not readily identifiable as belonging to any particular Fund, the Trustees shall allocate them among any one or more of the Funds as they, in their sole discretion, deem fair and equitable.

               Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by the matter. A fund is affected by a matter unless it is clear that the interests of each fund in the matter are substantially identical or that the matter does not affect any interest of the fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to particular funds.

               When used in the Prospectus or in this Additional Statement, a "majority" of shareholders means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the vote of the lesser of (1) 67% of the shares of the Trust, or the applicable fund, present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or the applicable fund.


               As of March 31, 1997, the name and address, number and percentage of class ownership of each person who owned of record 5% or more of any class of shares is set forth below.


                                                                          Percentage of
                                                           Number of        Outstanding
    Fund               Name and Address                     Shares             Shares
    ----               ----------------                    ---------       -------------
Managed Assets         Eagle & Co.                          94,567.235         26.44%
Conservative Fund-     American National Bank
Class I                Mutual Fund Processing Unit
                       1 N. LaSalle Street
                       Floor 3
                       Chicago, IL 60602-3902

                       First Chicago NBD TTEE              166,350.245         46.50%
                       First Chicago NBD Svgs & Invsmt
                       Pln
                       c/o Putnam Investments
                       P.O. Box 9740
                       Providence, RI 02940-9740

                       AACOA 401(k) Profit Sharing Plan     63,795.796         17.83%
                       2551 County Road #10
                       Elkhart, IN 46514

                       Lavanture 401(k) Managed Fund        33,015.858          9.23%
                       2965 Lavanture Place
                       Elkhart, IN 46515

Managed Assets         Corelink Financial, Inc.            521,162.453         12.57%
Balanced Fund-         P.O. Box 4054
Class A                Concord, CA 94524-4054


                                     -27-





                                                                          Percentage of
                                                           Number of        Outstanding
    Fund               Name and Address                     Shares             Shares
    ----               ----------------                    ---------       -------------

                       First Chicago NBD TTEE              999,648.985         24.11%
                       Clarian Health Partners Inc.
                       Defined Contribution Plan c/o
                       Putnam Investments
                       P.O. Box 9740
                       Providence, RI 02940-9740

Managed Assets         Alma Piston Co.                   1,055,414.136         10.50%
Balanced Fund-         2100 West Big Beaver Road
Class I                Troy, MI 48084

                       Dickinson/Wright Target Benefit   1,136,829.642         11.31%
                       500 Woodward Avenue
                       Suite 4000
                       Detroit, MI 46226

                       Kelly Retirement Plus Trust Fund    897,198.697          8.93%
                       999 West Big Beaver Road
                       Troy, MI 48084

                       First Chicago NBD TTEE            2,397,385.002         23.85%
                       First Chicago NBD Svgs & Invsmt
                       Pln
                       c/o Putnam Investments
                       P.O. Box 9740
                       Providence, RI 02940-9740

Managed Assets         NBD Bank As TTEE                      8,954.924         10.87%
Growth Fund-           Flint Mfg Co EE Savings and Ret
Class A                Plan
                       107 N. Cross Street
                       Suite 2092
                       Wheaton, IL 60187

                       Donaldson, Lufkin & Jenrette          4,465.465          5.42%
                       Securities Corp. Inc.
                       P.O. Box 2052
                       Jersey City, NJ 07303-2052


                                     -28-




                                                                          Percentage of
                                                           Number of        Outstanding
    Fund               Name and Address                     Shares             Shares
    ----               ----------------                    ---------       -------------

                       NBD Bank TTEE                         7,121.993          8.65%
                       Harbor Industries Inc.
                       Non Union Pension Plan
                       U/A Dated 11/1/86
                       107 N. Cross Street
                       Suite 2092
                       Wheaton, IL 60187

Managed Assets         Donaldson, Lufkin & Jenrette         44,114.380         59.30%
Growth Fund-           Securities Corp. Inc.
Class B                P.O. Box 2052
                       Jersey City, NJ 07303-2052

Growth Fund-           Corelink Financial Services         250,637.834         10.44%
Class A                FBO 26052652
                       P.O. Box 4054
                       Concord, CA 94524-4054

Growth Fund-           Donaldson, Lufkin & Jenrette         15,561.769         25.54%
Class B                Securities Corp. Inc.
                       P.O. Box 2052
                       Jersey City, NJ 07303-2052

Growth Fund-           Employees Retirement Plan of NBD  3,878,914.499          9.61%
Class I                Bank
                       Trust Administration
                       611 Woodward Avenue
                       Detroit, MI 48232

                       Eagle & Co.                      20,691,050.736         51.25%
                       American National Bank
                       Mutual Fund Processing Unit
                       1 N. LaSalle Street
                       Floor 3
                       Chicago, IL 60602-3902

Mid-Cap                Corelink Financial Services         267,908.010          5.17%
Opportunity Fund-      P.O. Box 4054
Class A                Concord, CA 94524-4054


                                     -29-





                                                                          Percentage of
                                                           Number of        Outstanding
    Fund               Name and Address                     Shares             Shares
    ----               ----------------                    ---------       -------------

                       Mac and Company                     540,156.688          9.71%
                       Mutual Funds Operations
                       P.O. Box 3198
                       Pittsburgh, PA 15230

Mid-Cap                Donaldson, Lufkin & Jenrette          6,498.869         11.51%
Opportunity Fund-      Securities Corporation Inc.
Class B                P.O. Box 2052
                       Jersey City, NJ 07303-2052

Mid-Cap                First Chicago NDB TTEE            4,563,258.393         11.78%
Opportunity Fund-      First Chicago NBD Svgs & Invsmt
Class I                Pln
                       c/o Putnam Investments
                       P.O. Box 9740
                       Providence, RI 02940-9740

                       Employees Retirement Plan of NBD  3,487,405.542          9.01%
                       Bank
                       Trust Administration
                       611 Woodward Avenue
                       Detroit, MI 48232

Small-Cap              Donaldson, Lufkin & Jenrette          7,222.201         31.64%
Opportunity Fund-      Securities Corp. Inc.
Class B                P.O. Box 2052
                       Jersey City, NJ 07303-2052

                       George F. Woll & George F. Woll,      1,288.192          5.64%
                       Jr. JWTROS
                       15610 Crestview Lane
                       Granada Hills, CA 91344-3110

Small-Cap              Eagle & Co.                       7,679,228.657         77.51%
Opportunity Fund-      American National Bank
Class I                Mutual Fund Processing Unit
                       1 N. LaSalle Street
                       Floor 3
                       Chicago, IL 60602-3902


                                     -30-





                                                                          Percentage of
                                                           Number of        Outstanding
    Fund               Name and Address                     Shares             Shares
    ----               ----------------                    ---------       -------------

Intrinsic Value        NBD TTEE                            141,896.895          6.18%
Fund-Class A           Metalloy Corp. 401(k) P/S Pln
                       U/A DTD 08/04/84 TOA Account
                       107 N. Cross Street
                       Suite 2092
                       Wheaton, IL 60187

Intrinsic Value        Donaldson, Lufkin & Jenrette          4,340.441          6.60%
Fund-Class B           Securities Corp. Inc.
                       P.O. Box 2052
                       Jersey City, NJ 07303-2052

Intrinsic Value-       Employees Retirement Plan Of      5,121,314.934         18.57%
Class I                NBD Bank
                       Trust Administration
                       611 Woodward Avenue
                       Detroit, MI 48232

                       Eagle & Co.                       1,729,598.757          6.27%
                       American National Bank
                       Mutual Fund Processing Unit
                       1 N. LaSalle Street
                       Floor 3
                       Chicago, IL 60602-3902

Growth and Value       Donaldson, Lufkin & Jenrette         28,429.306           .64%
Fund-Class B           Securities Corporation Inc.
                       P.O. Box 2052
                       Jersey City, NJ 07303-2052

Growth and Value       First Chicago NBD TTEE            5,537,719.094         10.59%
Fund-Class I           First Chicago NBD Svgs & Invsmt
                       Plan
                       c/o Putnam Investments
                       P.O. Box 9740
                       Providence, RI 02940-9740

Equity Index Fund-     NBD Bank TTEE FBO                   207,996.089          7.42%
Class A                The John Henry Company 401K
                       Plan
                       Savings Plan U/A DTD 04/01/94
                       107 N. Cross, Suite 2092
                       Wheaton, IL 60187


                                     -31-





                                                                          Percentage of
                                                           Number of        Outstanding
    Fund               Name and Address                     Shares             Shares
    ----               ----------------                    ---------       -------------

                       First Chicago NBD TTEE              971,178.417         34.67%
                       Honigman Miller Shwartz & Cohn
                       Income Deferral Plan
                       C/P Putnam Investments
                       P.O. Box 9740
                       Providence, RI 02940-9740

Equity Index Fund-     Donaldson, Lufkin & Jenrette          9,967.124         32.74%
Class B                Securities Corp. Inc.
                       P.O. Box 2052
                       Jersey City, NJ 07303-2052

                       Eileen A. Murphy, MD                  1,632.641          5.36%
                       841 Junior Terrace
                       Chicago, IL 60613

                       Marvilyn R. Whitney                   1,709.236          5.61%
                       12715 Lashbrook Lane West
                       Brighton, MI 48116

Equity Index Fund-     Oakland County Retirement System  3,640,044.178         10.20%
Class I                1200 N. Telegraph
                       Pontiac, MI 48053

                       Consumer Power Union Welfare      5,396,846.271         15.12%
                       Benefit
                       212 W. Michigan Avenue
                       Jackson, MI 49201

                       McGregor Fund                     2,517,025.849          7.05%
                       333 W. Fort Street
                       Detroit, MI 48226

                       Indianapolis Power & Light Emp    1,816,859.779          5.09%
                       Ret
                       P.O. Box 1595
                       Indianapolis, IN 46206-1595

International Equity   Corelink Financial, Inc.             92,091.610          7.13%
Fund-Class A           P.O. Box 4054
                       Concord, CA 94524-4054


                                     -32-





                                                                          Percentage of
                                                           Number of        Outstanding
    Fund               Name and Address                     Shares             Shares
    ----               ----------------                    ---------       -------------

International Equity   Eagle & Co.                          21,236.380         97.74%
Fund-                  American National Bank
Class B                Mutual Fund Processing Unit
                       1 N. LaSalle Street, Floor 3
                       Chicago, IL 60602-3902

International Equity   Eagle & Co.                      12,800,700.112         36.23%
Fund-Class I           American National Bank
                       Mutual Fund Processing Unit
                       1 N. LaSalle Street, Floor 3
                       Chicago, IL 60602-3902

Intermediate Bond      FCNBD Corporation TTEE              115,916.765          5.79%
Fund-Class A           FBO Horne Bld Specialties, Inc.
                       401K & PSP U/A DTD 1/1/68
                       218 E. Wesley, Suite 2030
                       Wheaton, IL 60187

                       FCNBD TTEE                          555,841.658         27.77%
                       Barton Brands Employee Profit Shrg
                       & Retirement Plan & Trust
                       107 N. Cross Street
                       Suite 2092
                       Wheaton, IL 60187

Intermediate Bond      Donaldson, Lufkin & Jenrette         17,443.090         81.81%
Fund-Class B           Securities Corp. Inc.
                       P.O. Box 2052
                       Jersey City, NJ 07303-9998

Intermediate Bond      Eagle & Co.                       4,512,344.109         10.99%
Fund-Class I           American National Bank
                       Mutual Fund Processing Unit
                       1 N. LaSalle Street
                       Floor 3
                       Chicago, IL 60602-3902



                                     -33-





                                                                          Percentage of
                                                           Number of        Outstanding
    Fund               Name and Address                     Shares             Shares
    ----               ----------------                    ---------       -------------

Bond Fund-Class A      First Chicago NBD TTEE              610,512.535         10.52%
                       Honigman Miller Shwartz & Cohn
                       Profit Sharing Plan
                       C/P Putnam Investments
                       P.O. Box 9740
                       Providence, RI 02940-9740

Bond Fund-Class B      Donaldson, Lufkin & Jenrette         32,089.398         58.73%
                       Securities Corp. Inc.
                       P.O. Box 2052
                       Jersey City, NJ 07303-9998

Bond Fund-Class I      Henry Ford Investment Management  9,736,305.382         11.48%
                       Account
                       600 Fisher Building
                       Detroit, MI 48202

                       Pegasus Managed Assets            4,518,366.991          5.33%
                       Conservative
                       NBD Bank
                       Trust Administration
                       611 Woodward Avenue
                       Detroit, MI 48232

                       Eagle & Co.                      15,623,322.182         18.42%
                       American National Bank
                       Mutual Fund Processing Unit
                       1 N. LaSalle Street
                       Floor 3
                       Chicago, IL 60602-3902

                       First Chicago NBD TTEE            4,491,269.582          5.29%
                       First Chicago NBD Svgs & Invsmt
                       Plan
                       c/o Putnam Investments
                       P.O. Box 9740
                       Providence, RI 02940-9740

Short Bond Fund-       Donaldson, Lufkin & Jenrette         58,351.818         32.85%
Class A                Securities Corp. Inc.
                       P.O. Box 2052
                       Jersey City, NJ 07303-9998


                                     -34-





                                                                          Percentage of
                                                           Number of        Outstanding
    Fund               Name and Address                     Shares             Shares
    ----               ----------------                    ---------       -------------

                       FCNBD TTEE                           46,406.159         26.13%
                       FBO Active Tool & Manufacturing
                       Money Purchase Pension Plan
                       Active Account
                       32901 Grahot
                       Roseville, MI 48066

                       Richard L. Foersterling              18,512.621         10.42%
                       1256 Penniman
                       Plymouth, MI 48170

Short Bond Fund-       Donaldson, Lufkin & Jenrette          5,611.241         95.66%
Class B                Securities Corp. Inc.
                       P.O. Box 2052
                       Jersey City, NJ 07303-9998

Short Bond Fund-       The Wellness Plan                 2,342,177.847         13.71%
Class I                6500 John C. Lodge
                       Detroit, MI 48202

                       The Wellness Plan Self-Ins Fund   1,937,827.486         11.35%
                       6500 John C. Lodge
                       Detroit, MI 48202

                       Kresge Foundation                 4,053,622.526         23.73%
                       3215 W. Big Beaver
                       P.O. Box 3151
                       Troy, MI 48007-3151

                       St. John Hospital                 1,003,263.704          5.87%
                       22101 Moross
                       Detroit, MI 48236

Income Fund-           First Chicago As Trustee             80,508.536          6.95%
Class A                FBO Soft Sheen Products Inc.
                       Retirement and Incentive Savings
                       Trust
                       U/A DTD 8/1/96
                       107 N. Cross
                       Suite 2092
                       Wheaton IL 60187


                                     -35-





                                                                          Percentage of
                                                           Number of        Outstanding
    Fund               Name and Address                     Shares             Shares
    ----               ----------------                    ---------       -------------

                       First Chicago As TTEE                74,507.393          6.43%
                       McDonough Assoc.
                       218 E. Wesley Street
                       Suite 2030
                       Wheaton, IL 60187-5323

                       Corelink Financial, Inc.            151,229.981         13.06%
                       P.O. Box 4054
                       Concord, CA 94524-4054

                       First Chicago TTEE                   67,899.434          5.86%
                       Hope Publishing Company
                       380 S. Main Place
                       Carol Stream, IL 60188-2448

                       First Chicago                        58,684.938          5.07%
                       Brambles USA Inc. Pro & Sal Plan
                       DTD 7/1/96
                       107 N. Cross
                       Suite 2092
                       Wheaton, IL 60187

Income Fund-           Donaldson, Lufkin & Jenrette         22,873.680         44.36%
Class B                Securities Corp. Inc.
                       P.O. Box 2052
                       Jersey City, NJ 07399

Income Fund-           Eagle & Co.                      19,562,480.960         97.95%
Class I                American National Bank
                       Mutual Fund Processing Unit
                       1 N. LaSalle Street
                       Floor 3
                       Chicago, IL 60602-3902

International Bond     First Chicago-Discretionary          16,475.820          5.29%
Fund-Class A           Wheaton Office
                       Attn:  Doug Brunkow
                       218 E. Wesley Street
                       Suite 2030
                       Wheaton, IL 60187-5323


                                     -36-





                                                                          Percentage of
                                                           Number of        Outstanding
    Fund               Name and Address                     Shares             Shares
    ----               ----------------                    ---------       -------------




International Bond     Donaldson, Lufkin & Jenrette          4,886.649         83.70%
Fund-Class B           Securities Corp. Inc.
                       P.O. Box 2052
                       Jersey City, NJ 07303-9998

                       Concord Holding Corporation Inc.        436.104          7.47%
                       Attn:  Corporate Finance
                       3435 Stelzer Road
                       Columbus, OH 43219-6004

International Bond     Employees Retirement Plan Of NBD  3,381,359.283         51.08%
Fund-Class I           Bank
                       Trust Administration
                       611 Woodward Avenue
                       Detroit, MI 48232

                       Pegasus Managed Assets Balanced     749,558.142         11.32%
                       Fund
                       NBD Bank
                       Trust Administration
                       611 Woodward Avenue
                       Detroit, MI 48232

                       Pegasus Managed Conservative Fund   514,244.921          7.77%
                       NBD Bank
                       Trust Administration
                       611 Woodward Avenue
                       Detroit, MI 48232

                       Eagle & Co.                       1,882,327.369         28.43%
                       American National Bank
                       Mutual Fund Processing Unit
                       1 N. LaSalle Street
                       Floor 3
                       Chicago, IL 60602-3902

Municipal Bond         Donaldson, Lufkin & Jenrette        817,661.488         32.39%
Fund-Class A           Securities Corp. Inc.
                       One Pershing Plaza
                       Jersey City, NJ 07303-9998


                                     -37-





                                                                          Percentage of
                                                           Number of        Outstanding
    Fund               Name and Address                     Shares             Shares
    ----               ----------------                    ---------       -------------

Municipal Bond         Donaldson, Lufkin & Jenrette         30,758.239         48.82%
Fund-Class B           Securities Corp. Inc.
                       One Pershing Plaza
                       Jersey City, NJ 07303-9998

                       Bernadine I Healey                    4,058.442          6.44%
                       738 Constitution Drive
                       Apt 4
                       Palatine, IL 60074-2614

Municipal Bond         Eagle & Co.                      20,253,870.807         68.39%
Fund-Class I           American National Bank
                       Mutual Fund Processing Unit
                       1 N. LaSalle Street
                       Floor 3
                       Chicago, IL 60602-3902

Intermediate           Leonard Neider & Mary NiederJT       83,642.680          5.42%
Municipal Bond Fund-   Ten
Class A                6405 N. Kilbourn Avenue
                       Lincolnwood, IL 60646-3434

                       Donaldson, Lufkin & Jenrette        186,693.829         12.10%
                       Securities Corp. Inc.
                       P.O. Box 2052
                       Jersey City, NJ 07399

Intermediate           Donaldson, Lufkin & Jenrette         25,586.704         47.92%
Municipal Bond         Securities Corp. Inc.
Fund-Class B           P.O. Box 2052
                       Jersey City, NJ 07303

Intermediate           Eagle & Co.                      30,728,531.866         97.13%
Municipal Bond         American National Bank
Fund-Class I           Mutual Fund Processing Unit
                       1 N. LaSalle Street
                       Floor 3
                       Chicago, IL 60602-3902

Michigan               James J. Donahey                    104,247.182          6.22%
Municipal Bond         Pat J. Donahey JT Ten
Fund-Class A           421 Highland
                       Ann Arbor, MI 48104


                                     -38-





                                                                          Percentage of
                                                           Number of        Outstanding
    Fund               Name and Address                     Shares             Shares
    ----               ----------------                    ---------       -------------

Michigan               Donaldson, Lufkin & Jenrette         18,434.170        100.00%
Municipal Bond         Securities Corp. Inc.
Fund-Class B           P.O. Box 2052
                       Jersey City, NJ 07303-9998

Michigan               Joseph Lefler Revocable Trust       215,679.586          5.04%
Municipal Bond         39740 Walker Court
Fund-Class I           Northville, MI 48167

Money Market           Corelink Financial Services         351,827.880        100.00%
Fund-                  P.O. Box 4054
Class B                Concord, CA 94524-4054

Money Market           Automated Cash  Management      363,332,870.630         19.28%
Fund-                  System
Class I                9000 Haggerty Road
                       Belleville, MI 48111-1632

                       First Chicago NBD TTEE          140,863,824.630          7.46%
                       First ChicagoNBD Svgs &
                       Invsmt Plan
                       c/o Putnam Investments
                       P.O. Box 9740
                       Providence, RI 02940-9740




               As of March 31, 1997, Trussal & Co., a nominee of NBD's
Trust Division, 900 Tower Drive, 10th Floor, Troy, Michigan 48098, held of record 51.80%, 28.36%, 45.10%, 73.78%, 84.22%, 76.89%, 88.59%, 59.57%,
83.09%, 71.32%, 95.81%, 68.28%, 28.66% and 70.41%, respectively, of the outstanding shares of the Managed Assets Balanced, Managed Assets Growth, Growth, Mid-Cap Opportunity, Intrinsic Value, Growth and Value, Equity Index, International Equity, Intermediate Bond, Bond, Short Bond, International Bond, Municipal Bond and Michigan Municipal Bond Funds, respectively. The Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of each Fund.


               When issued for payment as described in the Funds' Prospectus and this Additional Statement, shares of the Funds will be fully paid and non-assessable by the Trust.

               The Declaration of Trust provides that the Trustees, officers, employees and agents of the Trust will not be liable to the Trust or to a shareholder, nor will any such person be liable to any third party in connection with the affairs of the Trust, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust.

                   ADDITIONAL INFORMATION CONCERNING TAXES

Taxes In General

               The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning and is based on tax laws and regulations which are in effect on the date hereof; such laws and regulations may be changed by legislative or administrative action. Investors are advised to consult their tax advisers with specific reference to their own tax situations.

               Each Fund is treated as a separate corporate entity under the Code and intends to qualify as a regulated investment company. As a regulated investment company, each Fund is exempt from Federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to at least the sum of (a) 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss, if any, for the year) and (b) 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

               In addition to satisfaction of the Distribution Requirement, each Fund must satisfy certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to the Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated as derived with respect to the Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

               Another requirement for qualification as a regulated investment company under the Code is that less than 30% of a Fund's gross income for a taxable year must be derived from gains realized on the sale or other disposition of the following investments held for less than three months: (1) stock and securities (as defined in Section 2(a)(36) of the 1940
Act); (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to a Fund's principal business of investing in stock and securities (and options and futures with respect to stocks and securities). Interest (including original issue discount and accrued market discount) received by a Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income which is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

               Each Fund will designate any distribution of long term capital gains as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the Fund's taxable year. Upon the sale or exchange of Fund shares, if a shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long term capital loss to the extent of the capital gain dividends received with respect to the shares.

               Ordinary income of individuals is taxable at a maximum marginal rate of 39.6%; however, because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long term capital gains are taxable at a maximum marginal rate of 28%. For corporations, long term capital gains and ordinary income are both taxable at a maximum marginal rate of 35%.

               A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

               If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on Municipal Obligations) would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction for corporations.

               Each Fund may be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

               As of December 31, 1996, the following Funds had capital loss carryforwards and related expiration dates as follows:

   Fund                             2002             2003         2004          Total
   ----                             ----             ----         ----          -----
International Equity Fund               --           97,147     1,083,369     1,180,516
Intermediate Bond Fund           3,916,956        2,190,497       168,406     6,275,859
Bond Fund                      $15,659,343       $1,041,792         $  --   $16,701,135
Income Fund                             --               --        30,819        30,819
Municipal Bond Fund                 96,878          333,098     1,928,844     2,358,820
Michigan Municipal Bond Fund        29,400               --        94,571       123,971


               Depending upon the extent of the Funds' activities in states and localities in which their offices are maintained, in which their agents or independent contractors are located or in which they are otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities. In addition, in those states and localities which have income tax laws, the treatment of the Funds and their shareholders under such laws may differ from their treatment under federal income tax laws.

               As described above and in the Prospectus, the Municipal Bond Funds are designed to provide investors with current tax-exempt interest income. The Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs since such plans and accounts are generally tax-exempt and, therefore, would not only fail to gain any additional benefit from the Fund's dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Fund may not be appropriate investments for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and (a) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (b) who occupies more than 5% of the usable area of such facilities, or (c) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired.
"Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

               Each Municipal Bond Fund's policy is to pay each year as federal exempt-interest dividends substantially all of its Municipal Obligations interest income net of certain deductions. In order for the Fund to pay exempt-interest dividends with respect to any taxable year, at the close of each quarter of its taxable year at least 50% of the aggregate value of the Fund's assets must consist of exempt-interest obligations. After the close of its taxable year, the Fund will notify its shareholders of the portion of the dividends paid by it which constitutes an exempt-interest dividend with respect to such taxable year. However, the aggregate amount of dividends so designated by the Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid by the Fund with respect to any taxable year which qualify as federal exempt-interest dividends will be the same for all shareholders receiving dividends for such year.

               A percentage of the interest on indebtedness incurred by a shareholder to purchase or carry a Municipal Bond Fund's shares, equal to the percentage of the total non-capital gain dividends distributed during the shareholder's taxable year that are exempt-interest dividends, is not deductible for federal income tax purposes.

                                  MANAGEMENT

Trustees and Officers of the Trust

               The Trustees and executive officers of the Trust, their ages and their principal occupations for the last five years are set forth below. Each Trustee has an address at Pegasus Funds, c/o NBD Bank, 900 Tower Drive, Troy, Michigan 48098. Each Trustee also serves as a trustee of Pegasus Variable Annuity Fund, a registered investment Company advised by the Investment Adviser.

Will M. Caldwell, Trustee


Retired; Executive Vice President, Chief Financial Officer and Director, Ford Motor Company (1979-1985); Director, First Nationwide Bank (1986-1991); Director, Air Products & Chemicals, Inc. (1985-1996); Director, Zurich Holding Company of America (since 1990); Director, The Batts Group, Ltd. (since 1986); Trustee and Vice Chairman, Detroit Medical Center (1986-1991); Trustee, Pegasus Variable Annuity Fund. He is 71 years old.

Nicholas J. De Grazia, Trustee

Business Consultant (since 1997); Consultant, Lionel L.L.C. (1995-1996); President, Chief Operating Officer and Director, Lionel Trains, Inc. (1990-1995); Vice President-Finance and Treasurer, University of Detroit (1981-1990); President (1981-1990) and Director (1986-1995), Polymer
Technologies, Inc.; President, Florence Development Company (1987-1990); Chairman (since 1994) and Director (1992-1995), Central Macomb County Chamber of Commerce; Vice Chairman, Michigan Higher Education Facilities Authority (since 1991); Trustee, Pegasus Variable Annuity Fund. He is 54 years old.

John P. Gould, Trustee, Chairman of the Board

Executive Vice President of Lexecon Inc. (since 1995); Steven G. Rothmeier Professor (since January, 1996); Distinguished Service Professor of Economics of the University of Chicago Graduate School of Business (since 1984); Dean of the University of Chicago Graduate School of Business (1983-1993); Member of Economic Club of Chicago and Commercial Club of Chicago; Director of Harbor Capital Advisors and Dimensional Fund Advisors; Trustee, Pegasus Variable Annuity Fund. He is 58 years old.

Marilyn McCoy, Trustee

Vice President of Administration and Planning of Northwestern University (since 1985); Director of Planning and Policy Development for the University of Colorado (1981-1985); Member of the Board of Directors of Evanston Hospital, Mather Foundation and Metropolitan Family Services; member of Economic Club of Chicago; Trustee, Pegasus Variable Annuity Fund. She is 49 years old.

Julius L. Pallone, Trustee

President, J.L. Pallone Associates, Consultants (since 1994); Chairman of the Board (1974-1993), Maccabees Life Insurance Company; President and Chief Executive Officer, Royal Financial Services (1991-1993); Director, American Council of Life Insurance of Washington, D.C. (life insurance industry association) (1988-1993); Director, Crowley, Milner and Company (department store) (since 1988); Trustee, Lawrence Technological University (since 1982); Director, Oakland Commerce Bank (since 1984) and Michigan Opera Theater (since 1981); Trustee, Pegasus Variable Annuity Fund. He is 66 years old.

*Donald G. Sutherland, Trustee and President

Partner of the law firm Ice, Miller, Donadio & Ryan, Indianapolis, Indiana; Trustee, Pegasus Variable Annuity Fund. He is 68 years old.

Donald L. Tuttle, Trustee

Vice President (since 1995), Senior Vice President (1992-1995), Association for Investment Management and Research; Professor of Finance, Indiana University (1970-1991); Vice President, Trust & Investment Advisers, Inc. (1990-1991); Director, Federal Home Loan Bank of Indianapolis (1981-1985); Trustee, Pegasus Variable Annuity Fund. He is 62 years old.

Mark A. Dillon, Vice President

An employee of the Distributor. He is 34 years old and his address is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Alaina Metz, Vice President

An employee of the Distributor since June 1995. Prior to joining the Distributor Ms. Metz was a supervisor at Alliance Capital Management L.P. in New York. She is 30 years old and her address is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

D'Ray Moore, Treasurer

An employee of the Distributor. She is 38 years old and her address is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

W. Bruce McConnel, III, Secretary

Partner of the law firm Drinker Biddle & Reath LLP, Philadelphia,
Pennsylvania. He is 54 years old, and his address is 1345 Chestnut Street, Philadelphia, Pennsylvania 19107


[FN]
* Denotes Interested Trustee

               For so long as the plan described in the section captioned "Distribution and Shareholder Services Plans" remains in effect, the Trustees of the Trust who are not "interested persons" of the Trust, as defined in the 1940 Act, will be selected and nominated by the Trustees who are not "interested persons" of the Trust.

               Each Trustee receives from the Trust and Pegasus Variable Annuity Fund a total annual fee of $17,000 and a fee of $2,000 for each Board of Trustees meeting attended. The Chairman is entitled to additional compensation of $4,250 per year for his services to the Trusts in that capacity. These fees are allocated among the investment portfolios of the

Trust and Pegasus Variable Annuity Fund based on their relative net assets. All Trustees are reimbursed for out of pocket expenses incurred in connection with attendance at meetings. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to the Trust.


        The following table summarizes the compensation for each of the Trustees for the Trust's fiscal year ended December 31, 1996:


                                                                         (3)
                                                                Total Compensation
                                        (2)                       From Trust and
         (1)                    Aggregate Compensation            Fund Complex**
  Name of Board Member               from Trust*               Paid to Board Member
  --------------------          ----------------------         --------------------
Will M. Caldwell, Trustee            $31,000                        $31,000(2)+


Nicholas J. DeGrazia, Trustee        $24,750                        $24,750(2)+

John P. Gould, Trustee and           $25,813                        $41,313(4)+
 Chairman of the Board

Earl I. Heenan, Jr., +++             $26,625                        $26,625(2)+
 Trustee

Marilyn McCoy, Trustee               $22,750                        $37,250(2)+

Julius L. Pallone, Trustee ++        $24,750                        $24,750(2)+

Donald G. Sutherland, ++             $28,750                        $28,750(2)+
 Trustee and President

Donald L. Tuttle, Trustee ++         $29,000                        $29,000(2)+

Eugene C. Yehle, Trustee +++         $18,500                        $18,500(2)+

---------
  *  Amount does not include reimbursed expenses for attending Board meetings.

 ** The Fund Complex consists of the Trust, Pegasus Variable Annuity Fund, Prairie Funds, Prairie Institutional Funds, Prairie Intermediate Bond Fund and Prairie Municipal Bond Fund, Inc.

  + Total number of investment companies in the Fund Complex from which the Trustee receives compensation for serving as a trustee.

 ++ Deferred compensation in the amounts of $7,313, $24,750, $24,750 and $28,750 accrued during Pegasus Funds' fiscal year ended December 31, 1996 for Messrs. Heenan, DeGrazia, Palloneand Sutherland , respectively.

+++ Messrs. Heenan and Yehle resigned as Trustees of the Trust and the Pegasus Variable Annuity Fund as of July 13, 1996. In addition, Mr. Heenan had been the Chairman of the Board and President and Mr. Yehle had been the Treasurer.

Investment Adviser


               Information about the Investment Adviser and its duties and compensation as investment adviser is contained in the Prospectus. In addition, the Investment Adviser is entitled to 4/10ths of the gross income earned by a Fund on each loan of securities (excluding capital gains and losses, if any). The Investment Adviser has informed the Trust's Board of Trustees that since the inception of the Trust neither it nor any of its affiliates has engaged in and received compensation for any transactions involving lending of portfolio securities. Furthermore, neither the Investment Adviser nor any of its affiliates will do so unless permitted by the SEC or SEC staff.


             The Investment Adviser's own investment portfolios may include bank certificates of deposit, bankers' acceptances, corporate debt obligations, equity securities and other investments any of which may also be purchased by the Trust. Joint purchase of investments for the Trust and for the Investment Adviser's own investment portfolios will not be made. The Investment Adviser's and its affiliates' respective commercial banking departments may have deposit, loan and other commercial banking relationships with issuers of securities purchased by the Trust, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities purchased by the Trust.


             From the date of the Reorganization of each Fund and the Money Market Fund, or September 23, 1996 if the Fund was not involved in a Reorganization, or December 17, 1996 (commencement of investment operations) in the case of the Managed Assets Growth Fund, through December 31, 1996, the Trust paid the Investment Adviser fees for advisory services on behalf of each Fund and the Money Market Fund, and the Investment Adviser reimbursed each Fund for certain operating expenses, as follows:

                                       Advisory Fees Paid      Expenses Reimbursed
                                       ------------------      -------------------
Managed Assets Conservative Fund             $  189,293                 $ 38,616
Managed Assets Balanced Fund                 $  294,755                 $ 56,597
Managed Assets Growth Fund                   $      357                 $    280
Equity Income Fund                           $  794,924                 $ 66,325
Growth Fund                                  $1,423,281                 $ 67,208
Mid-Cap Opportunity Fund                     $1,467,224                       --
Small-Cap Opportunity Fund                   $  405,651                 $ 56,427
Intrinsic Value Fund                         $  691,537                       --
Growth and Value Fund                        $1,531,967                       --
Equity Index Fund                            $  280,393                 $ 26,973
International Equity Fund                    $1,206,664                 $ 26,973
Intermediate Bond Fund                       $  675,868                 $ 49,186
Bond Fund                                    $1,142,259                 $ 49,503
Short Bond Fund                              $  200,474                 $ 29,453
Income Fund                                  $  282,194                 $ 16,303
International Bond Fund                      $  160,317                 $121,072
Municipal Bond Fund                          $  640,639                 $108,706
Intermediate Municipal Bond Fund             $  784,244                 $ 69,264
Michigan Municipal Bond Fund                 $   77,238                 $ 11,150
Money Market Fund                            $2,613,801                 $180,817


             For the period from January 1, 1996 through the date of each Fund's Reorganization, or September 23, 1996 in the case of those Funds not involved in a Reorganization, and for the fiscal years or periods ended December 31, 1995 and 1994, the Trust paid NBD fees for advisory and administrative services under the previous investment advisory agreement with NBD on behalf of the following funds:

                                        January 1, 1996
                                          through the
                                        Reorganization/     December 31,        December 31,
                                      September 23, 1996       1995                1994
                                      ------------------    ------------       -------------

Managed Assets Balanced Fund           $  521,060            $  570,525          $  260,903
Mid-Cap Opportunity Fund               $3,397,900            $4,490,930          $3,670,337
Intrinsic Value Fund                   $1,382,039            $1,817,833          $1,615,375
Growth and Value Fund                  $3,718,231            $4,951,664          $4,032,266
Equity Index Fund                      $  444,727            $  411,792          $  329,438
International Equity Fund              $  594,989            $  529,312          $   20,568
Intermediate Bond Fund                 $1,539,059            $2,650,418          $2,718,286
Bond Fund                              $2,021,339            $3,121,267          $3,200,907
Short Bond Fund                        $  708,692            $  650,298          $  112,091
Michigan Municipal Bond Fund           $  231,258            $  327,020          $  286,599
Money Market Fund                      $5,373,325            $7,225,557          $5,926,507

             For the period from January 1, 1996 through September 23, 1996, and for the fiscal years ended December 31, 1995and 1994 , NBD reimbursed the Trust for certain expenses on behalf of the Michigan Municipal Bond Fund as follows:

                                        January 1, 1996
                                          through the
                                        Reorganization/     December 31,        December 31,
                                      September 23, 1996       1995                1994
                                      ------------------    ------------       -------------
Michigan Municipal Bond Fund               $ 34,535           $ 119,481          $ 120,000

For the period from January 1, 1996 through September 23, 1996, and for the fiscal years ended December 31, 1995and 1994 , NBD voluntarily waived advisory fees on behalf of the Michigan Municipal Bond Fund as follows:

                                        January 1, 1996
                                          through the
                                        Reorganization/     December 31,        December 31,
                                      September 23, 1996       1995                1994
                                      ------------------    ------------       -------------
Michigan Municipal Bond Fund                N/A                  N/A            $ 108,612

      Prior to the Managed Assets Conservative, Equity Income, Growth, Small-Cap Opportunity, Income, International Bond, Municipal Bond and Intermediate Municipal Bond Funds' current advisory agreement, FCNIMCO provided advisory services to such Funds. For the period from January 1, 1996 through the date of each Fund's Reorganization, and for the fiscal period from January 17, 1995 (effective date of the following Funds' investment advisory agreement with FCNIMCO) through December 31, 1995, the Funds paid FCNIMCO fees for advisory services and FCNIMCO voluntarily waived advisory fees as follows:

                                                        Advisory                       Advisory
                                                        Fees Paid                     Fees Paid
                                      Annual Fee        January 1,                    January 17,
                                     Payable As a %        1996       Advisory Fees  1995 through   Advisory Fees
                                       of Average       through the       Waived      December 31,     Waived
                                    Daily Net Assets   Reorganization      1996           1995          1995
                                   -----------------   -------------- -------------  -------------  -------------

Managed Assets Conservative Fund         .65%            $  222,625     $ 95,432       $  142,517     $  178,658
Equity Income Fund                       .50%            $  748,110     $233,127       $  829,039     $  277,716
Growth Fund                              .65%            $1,001,270     $245,346       $1,399,749     $  314,740
Small-Cap Opportunity Fund               .70%            $  346,745     $147,469       $  318,920     $  168,733
Income Fund                              .40%            $  538,380     $183,139       $  426,638     $  185,678
International Bond Fund                  .70%            $   58,049     $160,438       $   10,617     $   68,517
Municipal Bond Fund                      .40%            $  460,817     $273,829       $  565,821     $  304,953
Intermediate Municipal Bond Fund         .40%            $  776,919     $267,210       $  938,654     $  429,888

             Prior to January 17, 1995, FNBC provided management services to the Managed Assets Conservative, Income, Municipal Bond and Intermediate Municipal Bond Funds pursuant to a management agreement (the "Prior Management Agreement"). Under the terms of the Prior Management Agreement, the Funds agreed to pay FNBC a monthly fee at the annual rate of .65%, .60%,
 .40% and .40% of the value of each respective Fund's average daily net assets. For the fiscal year ended January 31, 1994 and the period from February 1, 1994 through January 17, 1995, no fees were paid by the Funds to FNBC pursuant to various undertakings by FNBC.


             Investment decisions for the Trust and other fiduciary accounts are made by FCNIMCO solely from the standpoint of the independent interest of the Trust and such other fiduciary accounts. FCNIMCO performs independent analyses of publicly available information, the results of which are not made publicly available. In making investment decisions for the Trust, FCNIMCO does not obtain information from any other division or department of the Investment Adviser or otherwise, which is not publicly available. FCNIMCO executes transactions for the Trust only with unaffiliated dealers but such dealers may be customers of the Investment Adviser's affiliates. The Investment Adviser may make bulk purchases of securities for the Trust and for other customer accounts (but not for its own investment portfolio), in which case the Trust will be charged a pro rata share of the transaction costs incurred in making the bulk purchase. See "Investment Objectives, Policies and Risk Factors - Portfolio Transactions" above.


             FCNIMCO has agreed as Investment Adviser that it will reimburse the Trust such portions of its fees as may be required to satisfy any expense limitations imposed by state securities laws or other applicable laws.


             Under the terms of the Advisory Agreement, the Investment Adviser is obligated to manage the investment of each Fund's and the Money Market Fund's assets in accordance with applicable laws and regulations, including, to the extent applicable, the regulations and rulings of the various regulatory governmental bank agencies.

             The Investment Adviser will not accept Trust shares as collateral for a loan which is for the purpose of purchasing Trust shares, and will not make loans to the Trust. Inadvertent overdrafts of the Trust's account with the Custodian occasioned by clerical error or by failure of a shareholder to provide available funds in connection with the purchase of shares will not be deemed to be the making of a loan to the Trust by the Investment Adviser.

             Under the Advisory Agreement, the Investment Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

Administrators

             Pursuant to an Administration Agreement dated as of April 12, 1996 with the Trust, FCNIMCO and BISYS assist in all aspects of the Trust's operations, other than providing investment advice, subject to the overall authority of the Trust's Board in accordance with Massachusetts law. Under the terms of the Administration Agreement, FCNIMCO and BISYS are entitled jointly to a monthly administration fee at the annual rate of .15% of each Fund's and the Money Market Funds average daily net assets.


             From the date of the Reorganization of each Fund and the Money Market Fund, or September 23, 1996 if the Fund was not involved in a Reorganization, or December 17, 1996 (commencement of investments operations) in the case of the Managed Assets Growth Fund, through December 31, 1996, FCNIMCO received from the Trust, as agent for the co-administrators, administration fees as follows:

Fund                                                   Fee
----                                                   ---
Managed Assets Conservative Fund                     $ 43,683
Managed Assets Balanced Fund                         $ 68,020
Managed Assets Growth Fund                           $     82
Equity Income Fund                                   $238,477
Growth Fund                                          $382,992
Mid-Cap Opportunity Fund                             $366,806
Small-Cap Opportunity Fund                           $ 86,925
Intrinsic Value Fund                                 $172,884
Growth and Value Fund                                $382,992
Equity Index Fund                                    $420,590
International Equity Fund                            $226,250
Intermediate Bond Fund                               $ 34,354
Bond Fund                                            $416,965
Short Bond Fund                                      $ 85,917
Income Fund                                          $105,823
International Bond Fund                              $ 34,354
Municipal Bond Fund                                  $233,974
Intermediate Municipal Bond Fund                     $294,091


                                     -50-




Fund                                                   Fee
----                                                   ---
Michigan Municipal Bond Fund                       $   28,964
Money Market Fund                                  $1,161,735

             Prior to January 17, 1995, the Dreyfus Corporation ("Dreyfus") provided administrative services to the Managed Assets Conservative, Equity Income, Growth, Small-Cap Opportunity, Income, International Bond, Municipal Bond and Intermediate Municipal Bond Funds pursuant to an administration agreement between FNBC and Dreyfus. FNBC and not the Funds paid Dreyfus for Dreyfus' services. On January 17, 1995, FCNIMCO began providing administrative services to the Managed Assets Conservative, Equity Income, Growth, Small-Cap Opportunity, Income, International Bond, Municipal Bond and Intermediate Municipal Bond Funds. Under the terms of this prior administration agreement, FCNIMCO was entitled to a fee, paid monthly, at an annual rate of .15% of each Fund's average daily net assets. For the period January 17, 1995 through December 31, 1995, each of the Managed Assets Conservative, Equity Income, Growth, Small-Cap Opportunity, Income, International Bond, Municipal Bond and Intermediate Municipal Bond Funds paid FCNIMCO fees for administrative services, under the Funds' prior administration agreement, as follows:


                                               Administration        Administration
                                                  Fees Paid            Fees Waived
                                               --------------        --------------
Managed Assets Conservative Fund                  $ 70,857                 $0
Equity Income Fund                                $332,027                 $0
Growth Fund                                       $395,652                 $0
Small-Cap Opportunity Fund                        $104,497                 $0
Income Fund                                       $229,619                 $0
International Bond Fund                           $ 12,551               $4,407
Municipal Bond Fund                               $310,972                 $0
Intermediate Municipal Bond Fund                  $475,635                 $0

             The Trust has agreed that neither FCNIMCO nor BISYS will be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the agreement with FCNIMCO or BISYS relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of FCNIMCO, or BISYS in the performance of their obligations or from reckless disregard by any of them of their obligations and duties under the Administration Agreement.

             In addition, the Administration Agreement provides that if, in any fiscal year, the aggregate expenses of a Fund exceed the expense limitation of any state having jurisdiction over the Fund, FCNIMCO and BISYS will bear such excess expense to the extent required by state law.

             The aggregate of the fees payable to FCNIMCO and BISYS is not subject to reduction as the value of the Fund's net assets increases.

Distribution and Shareholder Servicing Plans

             As stated in the Prospectus, the Trust may enter into Servicing Agreements with Service Agents which may include the Investment Adviser and its affiliates. The Servicing Agreements provide that the Service Agents will render shareholder administrative support services to their customers who are the beneficial owners of Fund shares in consideration for the Funds' payment of up to .25% (on an annualized basis) of the average daily net asset value of the shares beneficially owned by such customers and held by the Service Agents and, at the Trust's option, it may reimburse the Service Agents' out-of-pocket expenses. Such services may include: (i) processing dividend and distribution payments from a Fund; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing subaccounting with respect to shares beneficially owned by customers or the information necessary for such subaccounting; (vi) forwarding shareholder communications; (vii) processing share exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and (ix) other similar services requested by the Trust. Banks acting as Service Agents are prohibited from engaging in any activity primarily intended to result in the sale of Fund shares. However, Service Agents other than banks may be requested to provide marketing assistance (e.g., forwarding sales literature and advertising to their customers) in connection with the distribution of Fund shares.

             Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Trust's Board of Trustees has adopted such a plan (the "Plan") with respect to each Fund's Class B Shares, pursuant to which each Fund pays the Distributor a fee of up to 0.75% of the average daily net asset value attributable to such Shares for advertising, marketing and distributing such Shares and for the provision of certain services to the holders of such Shares. Under the Plan, the Distributor may make payments to certain financial institutions, securities dealers and other financial industry professionals (collectively, "Service Agents") in respect of these services. The Board of Trustees believes that there is a reasonable likelihood that the Plan will benefit each Fund and the holders of such Shares.

             The Board of Trustees reviews, at least quarterly, a written report of the amounts expended under the Plan and in connection with the Trust's arrangements with Service Agents and the purposes for which the expenditures were made. In addition, such arrangements are approved annually by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

             Any material amendment to the Plan and the Trust's arrangements with Service Agents under the Shareholder Servicing Agreements must be approved by a majority of the Board of Trustees (including a majority of the Disinterested Trustees).

             As stated in the Prospectus for the Funds, the Trust has implemented the Servicing Plan described above with respect to Class A and Class B shares of the Funds only and the Plan with respect to Class B shares of the Funds only. The Trust will enter into shareholder servicing agreements with Service Agents pursuant to which services to their customers who beneficially own Class A and Class B shares of the Funds in consideration for the payment of up to .25% (on an annualized basis) of the average daily net asset value of such shares. The Trust has allocated the Servicing Fees which are attributable to the Class A and Class B shares exclusively to such shares and the Distribution Fees which are attributable to the Class B shares exclusively to such shares.

Distributor


             The shares of the Funds are offered on a continuous basis through BISYS, which acts under the Distribution Agreement as Distributor for the Trust. As stated in the Prospectus, the Trust will allocate distribution fees which are attributable to the Class B shares in a Fund exclusively to such shares.

             The following table shows all sales loads, commissions and other compensation received by BISYS directly or indirectly from each of the Funds, and the Money Market Fund, during each Fund's fiscal year or period ended December 31, 1996.

                                                                           Brokerage
                                           Net                             Commission
                                      Underwriting       Compensation     in connection
                                      Discounts and     on Redemption       with Fund        Other
                                       Commissions     and Repurchase(2)   Transactions    Compensation
                                       -----------     -----------------   ------------    ------------
Managed Assets Conservative Fund*        $17,318            $6,913             $0           $31,043
Managed Assets Balanced Fund              $3,351           $11,950             $0            $3,720
Managed Assets Growth Fund                 $1                $--               $0             $4
Equity Income Fund*                       $5,450            $2,246             $0            $9,855
Growth Fund*                              $2,921             $21               $0            $5,631
Mid-Cap Opportunity Fund                  $3,191             $59               $0            $129
Small-Cap Opportunity Fund*               $1,566             $--               $0            $363
Intrinsic Value Fund                      $1,184             $1                $0            $147
Growth and Value Fund                     $1,981             $39               $0            $160
 Equity Index Fund                         $535              $--               $0            $102
International Equity Fund                 $4,109             $491              $0            $4,944
Intermediate Bond Fund                     $610              $--               $0            $1,542
Bond Fund                                 $1,349            $1,561             $0            $756
Short Bond Fund                             $52              $--               $0             $51
Income Fund*                               $294             $1,405             $0            $1,811
International Bond Fund*                    $29              $--               $0             $82
Municipal Bond Fund*                      $2,307             $--               $0            $3,531
Intermediate Municipal Bond Fund*          $499              $--               $0            $4,204
Michigan Municipal Bond Fund               $721              $--               $0            $118
 Money Market Fund                          $0               $--               $0            $1,274

---------
(1) Represents amounts received from front-end sales charge on A Shares.

(2) Represents amounts received from contingent deferred sales charges on B Shares and certain redemptions of A Shares. The basis on which such sales charges are paid is described in the Prospectus.

(3) Represents the payments made under the Shareholder Servicing Plans and the Plan (see "Management -- Distribution and Shareholder Servicing Plans") and retained by BISYS. In addition, BISYS received $1,825,233 in administration fees.

 * Includes front end sales charges, contingent deferred sales charges, Shareholder Servicing fees and Distribution fees received by Concord Financial Group, Inc. an indirect affiliate of BISYS and the distributor of Prairie Funds, Prairie Intermediate Bond Fund and Prairie Municipal Bond Fund, Inc.

             Prior to August 26, 1996 (September 16, 1996 for the Money Market Fund), the Funds' shares were offered on a continuous basis through First of Michigan Corporation ("FoM") and Essex National Securities, Inc. ("Essex") as co-distributors of the Trust. For the period January 1, 1996 through August 25, 1996 (September 15, 1996 for the Money Market Fund), the Managed Assets Balanced, Mid-Cap Opportunity, Intrinsic Value, Growth and Value, Equity Index, International Equity, Intermediate Bond, Bond, Short Bond, Michigan Municipal Bond and Money Market Funds paid FoM and Essex for their services the following fees:

                                    Fees to FoM           Fees to Essex
                                    -----------           -------------
Managed Assets Balanced Fund          $ 2,762                $ 6,489
Mid-Cap Opportunity Fund              $18,360                $41,964
Intrinsic Value Fund                  $ 8,248                $11,101
Growth and Value Fund                 $21,865                $31,051


                                     -54-




                                    Fees to FoM           Fees to Essex
                                    -----------           -------------
Equity Index Fund                     $22,759                $ 2,561
International Equity Fund             $ 4,800                $   935
Intermediate Bond Fund                $12,528                $ 7,070
Bond Fund                             $18,850                $19,632
Short Bond Fund                       $ 5,632                $   487
Michigan Municipal Bond Fund          $   160                $12,967
Money Market Fund                     $76,683                $60,486

               For the period January 1, 1996 through August 26, 1996 (September 16, 1996 for the Money Market Fund) and for the fiscal years ended December 31, 1995 and 1994, neither FoM nor Essex incurred any expenses with respect to each of the Funds for the printing and mailing of prospectuses to other than current shareholders.

               Prior to the date of the Reorganization of each of the Managed Assets Conservative, Equity Income, Growth, Small-Cap Opportunity, Income, International Bond, Intermediate Municipal Bond, Growth and Municipal Bond Funds, were distributed by Concord Financial Group, Inc., an indirect affiliate of BISYS.

               For the fiscal year or period ended December 31, 1996, the Funds made the following payments under the Plan with respect to Class B shares of the indicated Fund, all of which was retained by BISYS or Concord:

                                                Amount of 12b-1         Amount of 12b-1
                                                 Fees Paid to            Fees Paid to
                                                    BISYS                  Concord
                                               -----------------       -----------------
Managed Assets Conservative Fund                    $18,370                     $12,104
Managed Assets Balanced Fund                         $3,706                      $3,903
Managed Assets Growth Fund                             $4                          --
Equity Income Fund                                   $6,285                      $3,545
Growth Fund                                          $3,447                      $2,153
Mid-Cap Opportunity Fund                               --                          --
Small-Cap Opportunity Fund                            $248                        $98
Intrinsic Value Fund                                  $140                         --
Growth and Value Fund                                 $138                         --
Equity Index Fund                                      $87                         --
International Equity Fund                            $2,035                      $2,128
Intermediate Bond Fund                                $123                       $1,413
Bond Fund                                             $516                        $211
Short Bond Fund                                        $51                         --
Income Fund                                          $1,800                        --
International Bond Fund                                $53                        $16
Municipal Bond Fund                                  $1,985                      $1,382
Intermediate Municipal Bond Fund                     $2,114                      $1,519
Michigan Municipal Bond Fund                          $113                         --
Money Market Fund                                     $238                        $457

               These amounts were used by BISYS and Concord to finance sales commissions to brokers selling Class B Shares.

               For the fiscal year or period ended December 31, 1996, the fee paid under the Shareholder Services Plan with respect to Class A and Class B Shares of the indicated Fund was as follows:

                                           Amount of Fee Paid
                                         Class A        Class B
                                         -------        -------
Managed Assets Conservative Fund         $145,108       $ 10,476
Managed Assets Balanced Fund             $ 25,472       $  1,520
Managed Assets Growth Fund               $     10       $      5
Equity Income Fund                       $ 14,428       $  3,283
Growth Fund                              $ 23,830       $  1,869
Mid-Cap Opportunity Fund                 $ 91,946       $     31
Small-Cap Opportunity Fund               $  5,663       $    116
Intrinsic Value Fund                     $ 22,327       $     47
Growth and Value Fund                    $ 62,159       $     46
Equity Index Fund                        $ 18,760       $     29
International Equity Fund                $  9,300       $  1,253
Intermediate Bond Fund                   $  4,337       $     40
Bond Fund                                $ 41,642       $    194
Short Bond Fund                          $    951       $     17
Income Fund                              $ 17,824       $  1,074
International Bond Fund                  $  2,168       $     25
Municipal Bond Fund                      $ 66,864       $  1,124
Intermediate Municipal Bond Fund         $ 45,383       $  1,213
Michigan Municipal Bond Fund             $ 21,030       $     38
Money Market Fund                        $851,719       $    154


Custodian

               As Custodian for the Trust, NBD (i) maintains a separate account or accounts in the name of each Fund, (ii) collects and makes disbursements of money on behalf of each Fund, (iii) collects and receives all income and other payments and distributions on account of the portfolio securities of each Fund, and (iv) makes periodic reports to the Trust's Board of Trustees concerning the Trust's operations.

               For its services as Custodian, NBD is entitled to receive from the Funds at the following annual rates based on the aggregate market value of such Funds' portfolio securities, held as Custodian: .03% of the first $20 million; .025% of the next $20 million; .02% of the next $20 million; .015% of the next $40 million; .0125% of the next $200 million; and .01% of the balance over $300,000,000. NBD will receive an annual account fee of $1,000 and $1.54 per month per asset held in each of these Funds. In addition, NBD, as Custodian, is entitled to receive $50 for each cash statement and inventory statement and $13 for each pass-through certificate payment, $35 for each option transaction requiring escrow receipts and $20 for all other security transactions.

                           INDEPENDENT AUDITORS

               Arthur Andersen LLP, independent public accountants, 500 Woodward Avenue, Detroit, Michigan 48226-3424, serves as auditors for the Trust. Ernst & Young LLP served as independent auditors for the Prairie
Funds, Prairie Intermediate Bond Fund and Prairie Municipal Bond Fund, Inc. The audited financial statements and notes thereto for each Fund for the fiscal year or period ended December 31, 1996 are contained in the Trust's Annual Report to Shareholders dated December 31, 1996 and are incorporated by reference into this Statement of Additional Information. The December 31, 1996 financial statements and notes thereto have been audited by Arthur Anderson LLP, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. The financial statements for periods or years prior to December 31, 1995 with respect to the Managed Assets Conservative, Equity Income, Growth, Small-Cap Opportunity, Income, International Bond, Municipal Bond and Intermediate Municipal Bond Funds were audited by Ernst & Young LLP, such Funds' prior independent auditors, whose report dated February 23, 1996 expressed an unqualified opinion on such financial statements. The financial statements for periods or years prior to December 31, 1995 with respect to the Managed Assets Balanced, Mid-Cap Opportunity, Intrinsic Value, Growth and Value, Equity Index, International Equity, Intermediate Bond, Bond, Short Bond and Michigan Municipal Bond Fundswere audited by Arthur Andersen LLP. No other parts of the Annual Report are incorporated by reference herein. Such financial statements have been incorporated herein in reliance on the reports of Arthur Andersen LLP and Ernst & Young LLP, independent auditors, given on the authority of said firms as experts in auditing and accounting.

               Unaudited financial statements and notes thereto for the Managed Assets Growth Fund are included in this Additional Statement.


                                   COUNSEL

               Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Trust, is a partner), 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, is counsel to the Trust.

                    ADDITIONAL INFORMATION ON PERFORMANCE

               From time to time, the total return of each class of shares of each Fund and the yield of each class of shares of the Asset Allocation, Bond and Municipal Bond Funds for various periods may be quoted in advertisements, shareholder reports or other communications to shareholders. Performance information is generally available by calling (800) 688-3350.

               Yield Calculations. A Fund's yield is calculated by dividing the Fund's net investment income per share (as described below) earned during a 30-day period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Fund's net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

                                     a-b       6
                         Yield = 2 [(----- + 1) - 1]
                                      cd

        Where:         a = dividends and interest earned during the period.

                       b = expenses accrued for the period (net of
                           reimbursements).

                       c = the average daily number of shares outstanding
                           during the period that were entitled to receive dividends.

                       d = maximum offering price per share on the last
                           day of the period.

               For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the portfolio. Each Fund calculates interest earned on any debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

               Undeclared earned income may be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

               For the 30-day period ended December 31, 1996, the yields, calculated as set forth above, for the Funds were as follows:

                                        Class A           Class B    Class I
                                        -------           -------    -------
                                          With
                                       Sales Load
                                       ----------
Intermediate Bond Fund                   6.01%             5.38%      6.44%
Bond Fund                                6.10%             5.61%      6.64%
Short Bond Fund                          5.09%             4.31%      5.40%
Income Fund                              5.48%             4.38%      5.91%
Municipal Bond Fund                      4.45%             3.93%      4.89%
Intermediate Municipal Bond Fund         3.89%             3.27%      4.26%
Michigan Municipal Bond Fund             4.34%             3.84%      4.84%

* During the periods noted, these Asset Allocation Funds invested substantially all of their assets directly in portfolio securities rather than mutual fund shares. Investing in the Underlying Funds through the Asset Allocation Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. Had these additional expenses and tax results been reflected, performance would be reduced.


               In addition, the Municipal Bond Funds may advertise their standardized "tax-equivalent yield," which is computed by: (a) dividing the portion of the yield (as calculated above) that is exempt from income tax by one minus a stated income tax rate; and (b) adding the figure resulting from
(a) above to that portion, if any, of the yield that is not tax-exempt.


               The tax-equivalent yields for the Municipal Bond Funds for the 30-day period ended December 31, 1996 (assuming a 39.6% federal tax rate for each Fund and a 4.4% Michigan income tax rate for the Michigan Municipal Bond Fund) were as follows:

                                        Class A           Class B    Class I
                                        -------           -------    -------
                                          With
                                       Sales Load
                                       ----------
Municipal Bond Fund                      7.37%             6.51%      8.10%
Intermediate Municipal Bond Fund         6.44%             5.41%      7.05%
Michigan Municipal Bond Fund             7.82%             6.86%      8.64%

               Total Return Calculations. Each Fund computes its "average annual total return" for a class by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                      1/n
                                   ERV
                              T = [(-----) - 1]
                                      P

         Where:  T = average annual total return.

               ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                 P = hypothetical initial payment of $1,000.

                 n = period covered by the computation, expressed in terms of years.

               The Funds compute their aggregate total returns for each class by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                     ERV
                               T = (------) - 1
                                      P

               The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period, and include all recurring fees charged to all shareholder accounts, assuming an account size equal to a Fund's mean (or median) account size for any fees that vary with the size of the account. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computation. Each Fund's average annual total return may reflect the deduction of the maximum sales load imposed on purchases.


               The aggregate total returns for the Funds or predecessor funds, as the case may be, for the period since commencement of operations through the period ended December 31, 1996 are shown below:

                                       Aggregate Total Return     Aggregate Total Return
                                       From Inception Through     From Inception Through
                                       12/31/96 (with Deduction   12/31/96 (without Deduction
                                       of Maximum Sales Charge)   of Maximum Sales Charge)      Inception Date
                                       ------------------------   ---------------------------   --------------
 Managed Assets Conservative Fund*(1)
     Class A                                    211.77%                    228.17%                  1/23/86
     Class B                                     28.52%                     32.52%                  3/03/95
     Class I                                     35.33%                                             3/03/95

Managed Assets Balanced Fund*
     Class A                                    -29.56%                     36.38%                  1/01/94
     Class B                                      2.28%                      7.29%                  8/26/96
     Class I                                     36.44%                                             1/01/94

Equity Income Fund(1)
     Class A                                     42.06%                     54.80%                  1/27/95
     Class B                                     48.50%                     52.50%                  1/27/95
     Class I                                     53.76%                                             1/27/95

Growth Fund(2)
     Class A                                    -48.31%                     56.11%                  1/27/95
     Class B                                     49.74%                     53.74%                  1/27/95
     Class I                                     56.92%                                             1/27/95

Mid-Cap Opportunity Fund
     Class A                                   -101.14%                    111.72%                  9/23/96
     Class B                                      3.07%                      7.94%                  9/23/96
     Class I                                    135.44%                                             6/01/91

Small-Cap Opportunity Fund(1)
     Class A                                    -47.71%                     55.48%                  1/27/95
     Class B                                     49.98%                     53.98%                  1/27/95
     Class I                                     57.13%                                             1/27/95

Intrinsic Value Fund
     Class A                                    -74.35%                     83.52%                  1/27/95
     Class B                                      3.42%                      8.42%                  9/23/96
     Class I                                    104.49%                                             6/01/91

Growth and Value Fund
     Class A                                    -74.93%                     84.13%                  5/01/92
     Class B                                      1.34%                      6.10%                  9/23/96
     Class I                                     92.21%                                             6/01/91

Equity Index Fund
     Class A                                    -92.73%                     98.69%                  7/10/92
     Class B                                      5.04%                      8.09%                  9/23/96
     Class I                                     98.80%                                             7/10/92

International Equity Fund
     Class A                                    -13.90%                     19.89%                 12/03/94
     Class B                                     -2.38%                      2.62%                  8/26/96
     Class I                                     20.21%                                            12/03/94

Intermediate Bond Fund
     Class A                                    -32.24%                     36.33%                  5/01/92
     Class B                                      0.50%                      3.50%                  9/23/96
     Class I                                     49.20%                                             6/01/91



                                     -61-



                                       Aggregate Total Return     Aggregate Total Return
                                       From Inception Through     From Inception Through
                                       12/31/96 (with Deduction   12/31/96 (without Deduction
                                       of Maximum Sales Charge)   of Maximum Sales Charge)      Inception Date
                                       ------------------------   ---------------------------   --------------
Bond Fund(2)
     Class A                                    -38.00%                     44.50%                  5/01/92
     Class B                                     -0.71%                      4.29%                  8/26/96
     Class I                                     58.90%                                             6/01/91

Short Bond Fund
     Class A                                     13.91%                     15.06%                  9/17/94
     Class B                                      0.57%                      1.57%                  9/23/96
     Class I                                      6.36%                                             9/17/94

Income Fund(1)
     Class A                                     20.05%                     23.76%                  3/05/93
     Class B                                      5.73%                      3.57%                  5/31/95
     Class I                                     24.58%                                             3/05/93

International Bond Fund(1)
     Class A                                     22.13%                     27.88%                  1/27/95
     Class B                                     22.94%                     26.94%                  1/27/95
     Class I                                     29.41%                                             1/27/95

Municipal Bond Fund(3)
     Class A                                     93.16%                    102.26%                  3/01/88
     Class B                                      7.41%                     11.41%                  4/04/95
     Class C                                     18.49%                                             2/01/95

Intermediate Municipal Bond Fund(1)
     Class A                                     82.28%                     87.91%                  3/01/88
     Class B                                     10.41%                     13.41%                  1/30/95
     Class I                                      7.96%                                             1/30/95

Michigan Municipal Bond Fund
     Class A                                     20.17%                     25.83%                  2/01/93
     Class B                                     -2.55%                      2.45%                  9/23/96
     Class I                                     25.98%                                             2/01/93

* During the periods noted, these Asset Allocation Funds invested substantially all of their assets directly in portfolio securities rather than mutual fund shares. Investing in the Underlying Funds through the Asset Allocation Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying Funds. Had these additional expenses and tax results been reflected, performance would be reduced.
(1) Prior to September 21, 1996, the Managed Assets Conservative, Equity Income, Small-Cap Opportunity, Income, International Bond and Intermediate Municipal bond Funds had no prior operating history. Except as noted below, performance for periods prior to such date is represented by the performance of the Prairie Managed Assets Income, Prairie Equity income, Prairie Special Opportunity, Prairie Intermediate Bond, Prairie International Bond and Prairie Intermediate Municipal Bond Funds, respectively. On September 21, 1996, the assets and liabilities of these Prairie Funds were transferred to the above stated respective Funds of the Trust. Performance of the Managed Assets Conservative Fund and Intermediate Municipal Bond Fund for periods prior to March 3, 1995 and March 1, 1988, respectively, is represented by the performance of the First Prairie Diversified Assets Fund and the Intermediate Series of the First Prairie Municipal Bond Fund, respectively. The Prairie Managed Assets Income Fund and Prairie Intermediate Municipal Bond Fund commenced operations through a transfer of assets from the First Prairie Diversified Assets Fund and the Intermediate Series of the First Prairie Municipal Bond Fund, respectively.

(2) Performance for periods from January 27, 1995 to August 24, 1996 is represented by the performance of the Prairie Growth Fund. On such date, the assets and liabilities of the Prairie Growth Fund were transferred to the Growth Fund.
(3) Performance for periods prior to September 14, 1996 is represented by the performance of the Prairie Municipal Bond Fund. On such date, the assets and liabilities of the Prairie Municipal Bond Fund were transferred to the Municipal Bond Fund.

           The Funds may also from time to time include in advertisements, sales literature, communications to shareholders and other materials ("Literature") total return figures that are not calculated according to the formulas set forth above in order to compare more accurately a Fund's performance with other measures of investment return. For example, in comparing the Funds' total returns with data published by Lipper Analytical Services, Inc., Morningstar, CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, the Funds may calculate their returns for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in shares and assuming the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Funds do not, for these purposes, deduct from the initial value invested any amount representing sales charges. The Funds will, however, disclose the maximum sales charge and will also disclose that the performance data does not reflect sales charges and that inclusion of sales charges would reduce the performance quoted.

           From time to time, references to the Funds may appear in advertisements and sales literature for certain products or services, offered by the Investment Adviser, its affiliates or others, through which it is possible to invest in one or more of the Funds, such as the Pegasus
Architect wrap account, the Pathmaker variable annuity, and First Choice, First Choice Pegasus and First Choice Select 401(k) products.

           The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

           The Funds may also include discussions or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic accounting rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable instruments), economic conditions, risk and volatility assessments, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time, advertisements for each Asset Allocation Fund may include a discussion of the target asset allocation ranges and of the Underlying Funds and the expected ranges of investment in each of the Underlying Funds and may include a discussion of the current and foreseeable investment ranges of the target asset allocation and the Underlying Funds. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the view of the Trust as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in advertisements charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the Fund and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of a Fund. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such advertisements or communicators may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

                                  APPENDIX A


Commercial Paper Ratings

           A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:


           "A-1" - The highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

           "A-2" - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

           "A-3" - Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

           "B" - Issues are regarded as having only a speculative capacity for timely payment.

           "C" - This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

           "D" - Issues are in payment default.



           Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:


           "Prime-1" - Issuers or related supporting institutions have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

           "Prime-2" - Issuers or related supporting institutions have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.


           "Prime-3" - Issuers or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

           "Not Prime" - Issuers do not fall within any of the Prime rating categories.



           The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

           "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

           "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

           "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

           "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.


           "D-3" - Debt possesses satisfactory liquidityand other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.


           "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

           "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

           Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

           "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

           "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."


           "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" ratings.


           "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

           "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

           "D" - Securities are in actual or imminent payment default.

           Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.


           Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson
BankWatch:

           "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

           "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

           "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

           "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.


           IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

           "A1+" - Obligations which posses a particularly strong credit feature are supported by the highest capacity for timely repayment.

           "A1" - Obligations are supported by the highest capacity for timely repayment.


           "A2" - Obligations are supported by a good capacity for timely repayment.


           "A3" - Obligations are supported by a satisfactory capacity for timely repayment.

           "B" - Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

           "C" - Obligations for which there is a high risk of default or which are currently in default.

Corporate and Municipal Long-Term Debt Ratings

           The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

           "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

           "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

           "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

           "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

           "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

           "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

           "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

           "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

           "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

           "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

           "CI" - This rating is reserved for income bonds on which no interest is being paid.

           "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

           PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

           "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

    The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

           "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

           "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

           "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

           "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

           "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

           Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience,
(c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

           (P)... - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.


           Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.

           The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

           "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

           "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

           "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

           "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

           "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

           To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.


           The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

           "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

           "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

           "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

           "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

           To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

           IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

           "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

           "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

           "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

           "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

           "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

           IBCA may append a rating of plus (+) or minus (-) to a rating below "AAA" to denote relative status within major rating categories.


           Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

           "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

           "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

           "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

           "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.


           "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.


           "D" - This designation indicates that the long-term debt is in default.

           PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


Municipal Note Ratings

           A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

           "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

           "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

           "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


           Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

           "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

           "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

           "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

           "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

           "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.


           Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                  APPENDIX B

           As stated in their Prospectus, each of the Funds may enter into futures contracts and related options for hedging purposes.

I.  Interest Rate Futures Contracts

           Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to hedge against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

           Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by a Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

           Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

           Interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

           A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; three-month United States Treasury Bills; and ninety-day commercial paper. A Fund may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

           Examples of Futures Contract Sale. A Fund would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in a Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The Investment Adviser wishes to hedge the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the Investment Adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

           In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

           The Investment Adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being hedged, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

           If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

           Examples of Futures Contract Purchase. A Fund might engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. A Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to hedge the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

           For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Investment Adviser wishes to hedge the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the Investment Adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. A Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund could, for example, assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5-point increase in the price that the Fund pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract purchase.

           The Investment Adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that a Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

           If, however, short-term rates remained above available long-term rates, it is possible that a Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.

           In each transaction, expenses would also be incurred.

II.  Index Futures Contracts

           A stock or bond index assigns relative values to the stocks or bonds included in the index and the index fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indices, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indices, such as the Standard & Poor's 100 or indices based on an industry or market segment, such as oil and gas stocks.
                                     B-3

Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

           The Equity Funds may sell index futures contracts in order to hedge against a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to hedge against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Funds may purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Funds may purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

           In addition, the Funds may utilize index futures contracts in anticipation of changes in the composition of their portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to hedge against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

           The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

                 ANTICIPATORY PURCHASE HEDGE: Buy the Future
              Hedge Objective: Protect Against Increasing Price

                      Portfolio                         Futures
                      ---------                         -------
                                               -Day Hedge is Placed-

Anticipate Buying $62,500               Buying 1 Index Futures
         Equity Fund                    at 125
                                               Value of Futures =
                                                         $62,500/Contract

                                               -Day Hedge is Lifted-

Buy Equity Fund with                    Sell 1 Index Futures at 130
        Actual Cost = $65,000                  Value of Futures = $65,000/
Increase in Purchase Price =                   Contract
        $2,500                          Gain on Futures = $2,500

                  HEDGING A STOCK PORTFOLIO: Sell the Future
                  Hedge Objective: Protect Against Declining
                            Value of the Portfolio

Factors:

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index = 1.0

                      Portfolio                         Futures
                      ---------                         -------

                                        -Day Hedge is Placed-

Anticipate Selling $1,000,000                  Sell 16 Index Futures at 125
        Equity Portfolio                       Value of Futures = $1,000,000

                                        -Day Hedge is Lifted-

Equity  Portfolio-Own                          Buy 16 Index Futures at 120
        Stock with Value = $960,000            Value of Futures = $960,000
        Loss in Portfolio Value =       $40,000 Gain on Futures = $40,000


               If, however, the market moved in the opposite direction, that is, market value decreased and the Fund had entered into an anticipatory purchase hedge, or market value increased and the Fund had hedged its stock portfolio, the results of the Fund's transactions in stock index futures would be as set forth below.

                 ANTICIPATORY PURCHASE HEDGE: Buy the Future
              Hedge Objective: Protect Against Increasing Price

               Portfolio                       Futures
               ---------                       -------

                                        -Day Hedge is Placed-

Anticipate Buying $62,500               Buying 1 Index Futures at 125
        Equity Portfolio                       Value of Futures = $62,500/
                                                      Contract

                                        -Day Hedge is Lifted-

Buy Equity Portfolio with               Sell 1 Index Futures at 120
        Actual Cost = $60,000                  Value of Futures = $60,000/
Decrease in Purchase Price = $2,500                   Contract
                                               Loss on Futures = $2,500

                  HEDGING A STOCK PORTFOLIO: Sell the Future
                  Hedge Objective: Protect Against Declining
                            Value of the Portfolio

Factors:

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index = 1.0

               Portfolio                       Futures
               ---------                       -------

                                        -Day Hedge is Placed-

Anticipate Selling $1,000,000           Sell 16 Index Futures at 125
        Equity Portfolio                       Value of Futures = $1,000,000

                                        -Day Hedge is Lifted-

Equity Portfolio-Own                    Buy 16 Index Futures at 130

        Stock with Value = $1,040,000   Value of Futures = $1,040,000
        Gain in Portfolio = $40,000     Loss of Futures = $40,000

III.  Margin Payments

               Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund's Custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying security or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to the market. For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Investment Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

IV.  Risks of Transactions in Futures Contracts

               There are several risks in connection with the use of futures by a Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Investment Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Adviser. It is also possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held by the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

               Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

               In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts (or options), will be deposited in a segregated account with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby ensure that the use of such futures is unleveraged.

               In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. With respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. From the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Adviser may still not result in a successful hedging transaction over a short time frame.

               Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although a Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

               Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

               Successful use of futures by a Fund is also subject to the Investment Adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

V.  Options on Futures Contracts

               Each Fund may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

               Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the
                                     B-9
futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by their investment policies, the Funds do not currently intend to write futures options, and will not do so in the future absent any necessary regulatory approvals.

VI.  Accounting and Tax Treatment

               Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

               Generally, futures contracts held by a Fund at the close of the Fund's taxable year will be treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "marking-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Fund holds the futures contract ("the 40-60 rule"). The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Fund, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain, if any, with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which will also be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, a Fund may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, a Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Options on futures generally receive federal tax treatment similar to that described above.

               Certain foreign currency contracts entered into by a Fund may be subject to the "marking-to-market" process and the 40%-60% rule in a manner similar to that described in the preceding paragraph for futures contracts. To receive such federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Additional Statement, the Treasury Department has not issued any such regulations. Other foreign currency contracts entered into by a Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

               Some of the Funds' investments may be subject to special rules which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option or similar financial instrument. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not a part of a straddle. In accordance with Treasury regulations, certain transactions that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury regulations) may be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. Gain or loss attributable to the foreign currency component of transactions engaged in by a Fund which are not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.


               As described more fully in "Additional Information Concerning Taxes," a regulated investment company must derive less than 30% of its gross income from gains realized on the sale or other disposition of securities and certain other investments held for less than three months. With respect to futures contracts and other financial instruments subject to the marking-to-market rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a futures contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the marking-to-market rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during the taxable year (other than by reason of marking-to-market) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of each Fund's futures contracts and other investments that qualify as part of a "designated hedge," as defined in the Code, may be netted.

                              THE PEGASUS FUNDS
                         MANAGED ASSETS GROWTH FUND
                     STATEMENT OF ASSETS AND LIABILITIES

                             As of March 31, 1997
                                 (Unaudited)

                                                      MANAGED ASSETS
                                                          GROWTH
                                                           FUND
                                                      --------------
ASSETS:
Investment in securities:
     At cost ........................................   $ 2,189,415
                                                        ===========
     At value .......................................   $ 2,153,902
Cash ................................................        88,550
Receivable for securities sold ......................            --
Receivable for shares sold ..........................       107,964
Income receivable ...................................         6,745
Deferred organization costs, net ....................            --
Prepaids and other assets ...........................        18,014
                                                        -----------
          TOTAL ASSETS ..............................     2,375,175
                                                        -----------
LIABILITIES:
Payable for securities purchased ....................       183,299
Accrued investment advisory fees ....................         1,041
Accrued transfer agent fees .........................            34
Accrued custodial fee ...............................           870
Administration fees payable .........................           240
Shareholder services fees payable
   (Class A Shares) .................................           141
Shareholder services fees payable
   (Class B Shares) .................................           120
12b-1 fees payable (Class B Shares) .................           361
Dividends payable ...................................         3,538
Payable for shares redeemed .........................            --
Other payables and accrued expenses .................         2,239
                                                        -----------
          TOTAL LIABILITIES .........................       191,883
                                                        -----------
          NET ASSETS ................................   $ 2,183,292
                                                        ===========
Net Asset Value and Maximum Offering Price per Share:
Class A Shares:
Net assets ..........................................   $   821,678
Capital shares ......................................        82,382
                                                        -----------
Net asset value per share ...........................          9.97
Maximum Sales Charge (1) ............................          0.50
                                                        ===========
Maximum offering price per share ....................   $     10.47
                                                        ===========
Class B Shares:
Net assets ..........................................   $   733,648
Capital shares ......................................        74,424
                                                        -----------
Net asset value per share ...........................   $      9.86
                                                        ===========
Class I Shares:
Net assets ..........................................   $   621,690
Capital shares ......................................        62,087
                                                        -----------
Net asset value per share ...........................   $     10.01
                                                        ===========
COMPOSITION OF NET ASSETS:
Capital shares (unlimited number of
    shares authorized, par value
    $.10 per share)  ................................   $    21,889
Additional paid-in capital ..........................     2,196,520
Accumulated undistributed net investment income .....           393
Accumulated undistributed net realized gains ........             3
Net unrealized depreciation on investments ..........       (35,513)
                                                        -----------
          NET ASSETS ................................   $ 2,183,292
                                                        ===========

(1) Sales charge is 5.00% of Maximum Offering Price.

               See accompanying notes to financial statements.


                              THE PEGASUS FUNDS
                         MANAGED ASSETS GROWTH FUND
                           STATEMENT OF OPERATIONS

                  For the Three Months Ended March 31, 1997
                                 (Unaudited)

                                                  MANAGED ASSETS
                                                      GROWTH
                                                       FUND
                                                  --------------
INVESTMENT INCOME
    Interest ....................................   $  1,040
    Dividends ...................................     13,838
                                                    --------
        TOTAL INVESTMENT INCOME .................     14,878
                                                    --------
EXPENSES
    Investment advisory fees ....................      2,206
    Administration fees .........................        510
    Shareholder Services fees (Class A Shares) ..        250
    Shareholder Services fees (Class B Shares) ..        191
    12b-1fees (Class B Shares) ..................        574
    Professional fees ...........................      5,677
    Custodian fees ..............................      2,526
    Transfer and dividend disbursing agent fees .         98
    Registration, filing fees and other expenses         813
    Less:
        Expense reimbursement ...................     (8,613)
                                                    --------
         NET EXPENSES ...........................      4,232
                                                    --------
NET INVESTMENT INCOME ...........................     10,646
                                                    --------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
    Net realized gains on:
         Investment transactions ................          3
    Net change in unrealized depreciation on:
         Investment securities ..................    (43,059)
                                                    --------
        NET REALIZED AND UNREALIZED LOSSES
             ON INVESTMENTS .....................    (43,056)
                                                    --------
NET INCREASE (DECREASE) IN NET ASSETS
     FROM OPERATIONS ............................   $(32,410)
                                                    ========

See accompanying notes to financial statements.


                              THE PEGASUS FUNDS
                         MANAGED ASSETS GROWTH FUND
                     STATEMENTS OF CHANGES IN NET ASSETS

                                                                       MANAGED ASSETS
                                                                           GROWTH
                                                                            FUND
                                                             ---------------------------------
                                                             For the three        For the
                                                              months ended     period ended
                                                             --------------  -----------------
                                                             March 31, 1996  Dec. 31, 1996 (1)
                                                             --------------  -----------------
                                                              (Unaudited)
FROM OPERATIONS:
  Net investment income  (loss) ............................   $    10,646    $       (42)
  Net realized gains (losses) on investment transactions ...             3             --
  Net change in unrealized depreciation on investments .....       (43,059)         7,546
                                                               -----------    -----------
  Net decrease in net assets from operations ...............       (32,410)         7,504
                                                               -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
     Class A Shares ........................................        (3,690)            --
     Class B Shares ........................................        (2,982)            --
     Class I Shares ........................................        (3,539)            --
                                                               -----------    -----------
     Total dividends from net investment income ............       (10,211)            --
                                                               -----------    -----------
  From realized gains
     Class A Shares ........................................            --             --
     Class B Shares ........................................            --             --
     Class I Shares ........................................            --             --
                                                               -----------    -----------
     Total distributions from realized gains ...............            --             --
                                                               -----------    -----------
    Total distributions ....................................       (10,211)            --
                                                               -----------    -----------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued ..............................     1,534,894        678,805
  Net asset value of shares issued in reinvestment of
    distributions to shareholders ..........................         6,672             --
                                                               -----------    -----------
                                                                 1,541,566        678,805
  Less: payments for shares redeemed .......................        (1,962)            --
                                                               -----------    -----------
  Net increase in net assets from capital share transactions     1,539,604        678,805
                                                               -----------    -----------
NET INCREASE IN NET ASSETS .................................     1,496,983        686,309
NET ASSETS:
  Beginning of period ......................................       686,309             --
                                                               -----------    -----------
  End of period ............................................   $ 2,183,292    $   686,309
                                                               ===========    ===========

(1) For the period December 18, 1996 (commencement of operations) through December 31, 1996.

               See accompanying notes to financial statements.


Pegasus Managed Assets Growth Fund
-------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
March 31, 1997
-------------------------------------------------------------------

              Description                      Shares  Market Value
              -----------                      ------  ------------
MUTUAL FUNDS - 100.00%
      Pegasus Bond Fund ................       48,270   $  484,628
      Pegasus Growth Fund ..............       16,193      201,928
      Pegasus Growth and Value Fund ....       42,303      605,785
      Pegasus International Bond Fund ..        5,310       53,847
      Pegasus International Equity Fund        24,224      282,700
      Pegasus Intrinsic Value Fund .....       20,397      282,700
      Pegasus Mid-Cap Opportunity Fund..        9,430      161,543
      Pegasus Small-Cap Opportunity Fund        6,037       80,771
                                                        ----------
TOTAL MUTUAL FUNDS .....................                $2,153,902
      (Cost $2,189,415)                                 ==========

                              THE PEGASUS FUNDS
                         MANAGED ASSETS GROWTH FUND
                        NOTES TO FINANCIAL STATEMENTS
                                 (UNAUDITED)


(1)   Organization and Commencement of Operations

    The Pegasus Funds (Pegasus), formerly "The Woodward Funds", was organized as a Massachusetts business trust on April 21, 1987, and registered under the Investment Company Act of 1940, as amended, as an open-end investment company. As of March 31, 1997, the Trust consisted of twenty-six separate series, one of which was the Managed Assets Growth Fund which commenced on December 17, 1996.


(2)   Significant Accounting Policies

    The following is a summary of significant accounting policies followed by Pegasus in preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. Following generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Investments

    Shares of open-end management investment companies (mutual funds) in which the Funds invest are valued at their respective net asset value as determined under the 1940 Act. Such mutual funds value securities in their portfolios for which market quotations are readily available at their current market value (generally the last reported sale price) and all other securities and assets at fair pursuant to methods established in good faith by by the Board of Trustees or Directors of the underlying mutual fund. Money market funds in which the funds also invest generally value securities in their portfolios on an amortized cost basis, which approximates market.

    Investment security purchases and sales are accounted for on the day after trade date.

    Pegasus invests in securities subject to repurchase agreements. Such transactions are entered into only with institutions included on the Federal Reserve System's list of institutions with whom the Federal Reserve Open Market Desk will do business. FCNIMCO, acting under the supervision of the Board of Trustees, has established the following additional policies and procedures relating to Pegasus' investments in securities subject to repurchase agreements: 1) the value of the underlying collateral is required to equal or exceed 102% of the funds advanced under the repurchase agreement including accrued interest; 2) collateral is marked to market daily by FCNIMCO to assure its value remains at least equal to 102% of the repurchase agreement amount; and 3) funds are not disbursed by Pegasus or its agent unless collateral is presented or acknowledged by the collateral custodian.

    Investment Income

    Dividends are recorded on the ex-dividend date.

    Federal Income Taxes

    It is Pegasus' policy to comply with the requirements of Subchapter M of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute net investment income and realized gains to its shareholders. Therefore, no federal income tax provision is required in the accompanying financial statements.

    Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and wash sales, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the net investment income or realized gains (losses) were recorded by the Fund.

    Shareholder Dividends

    Dividends from net investment income are declared and paid quarterly by the Fund. Net realized capital gains are distributed annually. Distributions from net investment income and net realized gains are made during each year to avoid the 4% excise tax imposed on regulated investment companies by the Internal Revenue Code. However, to the extent that net realized capital gains of the Fund can be reduced by capital loss carryovers, if any, such gains will not be distributed.

    Deferred Organization Costs

    Organization costs are being amortized on a straight-line basis over the five year period beginning with the commencement of operations of the Fund.

    Concentration of Risk

    Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investing in U. S. companies and U.S. government securities. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and price more volatile than those of comparable U.S. companies and U. S. government securities.

    Expenses

    Expenses directly attributable to a Fund are charged to that Fund's operations; expenses which are applicable to all Funds in the Pegasus Trust are allocated among them on the basis of relative net assets. Fund expenses directly attributable to a class of shares are charged to that class; expenses which are applicable to all classes are allocated among them.

    Pegasus monitors the rate at which expenses are charged to ensure that a proper amount of expenses charged to income each year. This percentage is subject to revision if there is a change in the estimate of the future net assets of Pegasus or a change in expectations as to the level of actual expenses.


    Multiple Classes of Capital Shares of Beneficial Interest

    The Fund offers Class A, Class B, and Class I shares. Each class of shares has equal rights as to earnings, assets and voting privileges except that each class bears different distribution and shareholder service expenses. Each class of shares has exclusive voting rights with respect to matters that effect just that class. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on relative net assets. Dividends are declared separately for each class. No class has preferential dividend rights, differences in per share dividend rates are generally due to differences in separate class expense. Class B shares automatically convert to Class A shares at the beginning of the eighth year.



(3) Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates

    FCNIMCO is the investment advisor pursuant to the Advisory Agreement whereby FCNIMCO has agreed to provide the day-to-day management of each of the Fund's investments. For its advisory services to Pegasus, FCNIMCO is is entitled to a fee, computed daily and payable monthly.

    The Trust has a Co-Administration Agreement with NBD Bank, FCNIMCO, and BISYS Fund Services (collectively, the "Co-Administrators") pursuant to which the Co-Administrators have agreed to assist in all aspects of the Fund's operations for an administration fee, at an annual rate of 0.15% of the Fund's average daily net assets.

    BISYS Fund Services (BISYS) serves as the Trust's principal underwriter and distributor of the Funds' shares.

    NBD Bank, an affiliate of FCNIMCO, also compensated for its services as Pegasus' custodian and is reimbursed for certain out of pocket expenses incurred on behalf of Pegasus.

See Note 5 for a summary of fee rates and expenses pursuant to these agreements.

                              THE PEGASUS FUNDS
                         MANAGED ASSETS GROWTH FUND
                        NOTES TO FINANCIAL STATEMENTS
                                 (UNAUDITED)

(4)   Investment Securities Transactions

The following summarizes the securities transactions entered into by the Fund, excluding short-term investments, for the three months ended March 31, 1997:

                                                         FEDERAL TAX
                             PURCHASES          SALES        COST
                             ---------          -----    -----------
Managed Assets Growth Fund  $1,522,482          $306     $ 2,189,415

At March 31, 1997, accumulated net unrealized appreciation (depreciation) on investments was as follows:

                                                             NET UNREALIZED
                               UNREALIZED     UNREALIZED     APPRECIATION/
                              APPRECIATION   DEPRECIATION    (DEPRECIATION)
                              ------------   ------------    --------------
Managed Assets Growth Fund       $9,174        $(44,687)        $(35,513)

(5)  Expenses

Following is a summary of total expense rates charged payable to FCNIMCO for the period ended March 31, 1997.


                                Managed Assets
                                  Growth Fund
                                --------------
CLASS A SHARES
Expense Rate:                        1.20%

CLASS B SHARES
Expense Rate:                        1.95%

CLASS I SHARES
Expense Rate:                        0.95%


For the period ended March 31, 1997, FCNIMCO voluntarily agreed to reimburse a portion of the operating expenses of the Fund to the extent that the Fund's expenses exceeded the following amounts (as a percentage of the Fund's average net assets):

                                Managed Assets
                                  Growth Fund
                                --------------
Class A Shares.................      1.25%
Class B Shares.................      2.00%
Class I Shares.................      0.95%


Following is a summary of advisory fee rates payable to FCNIMCO and amounts paid to FCNIMCO and BISYS pursuant to the agreements described in Note 3 for the period ended March 31, 1997. The rates are stated as a percentage of the Fund's average net assets.

                                                         Managed Assets
           Effective Date                                  Growth Fund
           --------------                                --------------
FCNIMCO Advisory Fee:                                          0.65%

Amounts Paid:
   Advisory Fee to FCNIMCO................................   $2,206
   Administration Fee to FCNIMCO and BISYS................      510
   Other Fees to FCNIMCO..................................    2,526
   Expense Reimburesments by FCNIMCO......................   (8,613)

   The Fund's Class A shares and Class B shares have a Shareholder Services Plan (the"Plan") pursuant to which the Fund pay BISYS Fund Services (the "Distributor") a fee, at an annual rate of 0.25% of the average daily net assets of the outstanding Class A shares and Class B shares. Pursuant to the terms of the Plan, the Distributor has agreed to provide certain shareholder services to the holders of these shares. Additionally, under the terms of the Plan, the Distributor may make payments to other shareholders service agents which may include FCNIMCO, and its affiliates. For the period ended March 31, 1997 the Fund paid the folllowing amounts under the Plan to BISYS:

Managed Assets Growth Fund................................   $  261

   The Fund's Class B shares have a Distribution Plan adopted pursuant to Rule 12b-1 under the Act (the "12b-1 Plan") pursuant to which the Fund has agreed to pay the Distributor for advertising, marketing and distributing Class B Shares of the Fund at an annual rate of .75% of the average daily net assets of the Fund's outstanding Class B Shares. Under the terms of the 12b-1 Plan, the Distributor may make payments to FCNIMCO, and it's affiliates in respect of these services. A contingent deferred sales charge (CDSC) payable to the Distributor is imposed on redemptions of Class B shares depending on the number of years of such shares were held by the investor. For the period ended March 31, 1997, the Fund made the following payments under the 12b-1 Plan, all of which was retained by the Distributor.

                                       12b-1 Fees        CDSC Paid
                                       ----------        ---------
Managed Assets Growth Fund.........       $361              $0

(6)    Capital Share Transactions

Transactions in shares of the Fund are summarized below:

                                     Managed Assets Growth Fund
                        ----------------------------------------------------
                         For the period ended            December 17,1996
                            March 31, 1997             to December 31,1996
                        ----------------------        ----------------------
                           Amount      Shares            Amount       Shares
                           ------      ------            ------       ------
Class A Shares:
Shares Issued .......   $   764,856     74,732        $    75,494      7,476
Dividends Reinvested          3,690        364
Shares Redeemed .....        (1,962)      (190)
                        -----------    -------        -----------     ------
Net Increase ........   $   766,584     74,906        $    75,494      7,476
                        ===========    =======        ===========     ======
Class B Shares:
Shares Issued .......   $   735,435     72,468        $    16,600      1,659
Dividends Reinvested          2,982        297
Shares Redeemed .....
                        -----------    -------        -----------     ------
Net Increase ........   $   738,417     72,765        $    16,600      1,659
                        ===========    =======        ===========     ======
Class I Shares:
Shares Issued .......   $    34,603      3,416        $   586,711     58,671
Dividends Reinvested
Shares Redeemed .....
                        -----------    -------        -----------     ------
Net Increase ........   $    34,603      3,416        $   586,711     58,671
                        ===========    =======        ===========     ======
Net Increase in Fund    $ 1,539,604    151,087        $   678,805     52,854
                        ===========    =======        ===========     ======

Pegasus Funds
Financial Highlights

The Financial Highlights present a per share analysis of how the Fund's net assets values have changed during the periods presented. Additional quantitatvie measures expressed in ratio form analyze important relationships between certain items presented in financial statements. These financial highlights have been derived from the financial statements of the Fund and other information for the periods presented.

MANAGED ASSETS GROWTH FUND
                                    Class A Shares                Class B Shares                 Class I Shares
                           ------------------------------  ------------------------------ -------------------------------
                               For the                        For the                        For the
                            Period Ended      For the       Period Ended      For the      Period Ended      For the
                           March 31, 1997  Period Ended    March 31, 1997  Period Ended   March 31, 1997   Period Ended
                            (Unaudited)   Dec. 31, 1996(1)   (Unaudited)  Dec. 31, 1996(1)  (Unaudited)   Dec. 31, 1996(1)
                           -------------- ---------------- -------------- --------------- --------------  ---------------
Net asset value,
    beginning of
    period ...............    $    10.08      $   10.00      $     9.99      $   10.00      $    10.13      $    10.00
Income (Loss) from
investment
operations:
    Net investment income.          0.05             --            0.03             --            0.06              --
    Net realized and
        unrealized
        gains (losses)
        on investments....         (0.10)          0.08           (0.12)         (0.01)          (0.12)           0.13
                              ----------      ---------      ----------      ---------      ----------      ----------
Total from investment
    operations ...........         (0.05)          0.08           (0.09)         (0.01)          (0.06)           0.13
                              ----------      ---------      ----------      ---------      ----------      ----------
Less distributions:
    From net investment
        income ...........         (0.05)            --           (0.05)            --           (0.06)             --
    From realized gains ..            --             --              --             --              --              --
                              ----------      ---------      ----------      ---------      ----------      ----------
Total distributions ......         (0.05)            --           (0.05)            --           (0.06)             --
                              ----------      ---------      ----------      ---------      ----------      ----------
Net change in net
    asset value ..........         (0.11)          0.08           (0.13)         (0.01)          (0.12)           0.13
                              ----------      ---------      ----------      ---------      ----------      ----------
Net asset value,
    end of
    period ...............    $     9.97      $   10.08      $     9.86      $    9.99      $    10.01      $    10.13
                              ==========      =========      ==========      =========      ==========      ==========

Total Return (b) .........         (2.12%)(a)      0.80%(c)       (3.40%)(a)     (0.10%)(a)      (2.40%)(a)       1.30%(a)

Ratios/Supplemental Data
Net assets, end of
  period (in 000's).......    $      822      $      75      $      734      $      17      $      622      $      594
Ratio to average
net assets:
  Expenses ...............          1.20%(a)       1.20%(a)        1.95%(a)       1.95%(a)        0.95%(a)        0.95%(a)
  Net investment income ..          4.31%(a)      (0.45%)(a)       4.33%(a)      (1.20%)(a)       4.33%(a)        0.20%(a)
  Expenses without
    fee waivers/
    reimbursed expenses ..          1.71%(a)      (3.50%)(a)       2.46%(a)      (4.25%)(a)       1.46%(a)       (3.50%)(a)
Net investment income
    without fee
    waivers/reimbursed
    expenses .............          3.80%(a)      (2.75%)(a)       3.82%(a)      (3.50%)(a)       3.82%(a)       (2.50%)(a)
Portfolio turnover rate ..          0.00%          0.00%           0.00%          0.00%           0.00%           0.00%
Average commission rate ..    $     0.00      $    0.00      $     0.00      $    0.00      $     0.00      $     0.00

---------
(1) For the period December 18, 1996 (commencement of operations) through December 31, 1996.

(a) Annualized for periods less than one year for comparablility purposes. Actual annual values may be less than or greater than those shown.

(b) Total returns as presented do not include any applicable sales load or redemption charges.

                                   10

                     STATEMENT OF ADDITIONAL INFORMATION


                                April 30, 1997



                                     for


                  CLASS A, CLASS B AND CLASS I SHARES OF THE

                              MONEY MARKET FUND

                                     AND

                          CLASS A AND CLASS I SHARES

                                    OF THE

                          TREASURY MONEY MARKET FUND
                         MUNICIPAL MONEY MARKET FUND
                     MICHIGAN MUNICIPAL MONEY MARKET FUND


                                      of

                                PEGASUS FUNDS

                                P.O. Box 5142
                       Westborough, Massachusetts 01581
                                (800) 688-3350


                  This Statement of Additional Information ("Additional Statement") is meant to be read in conjunction with the Pegasus Funds' Prospectus dated April 30, 1997 pertaining to all classes of shares of the Funds listed above (the "Prospectus") (each, a "Fund" and collectively, the "Funds"), as it may be revised from time to time, and is incorporated by reference in its entirety into that Prospectus. Because this Additional Statement is not itself a prospectus, no investment in shares of the Funds should be made solely upon the information contained herein. Copies of the Funds' Prospectus may be obtained from any office of the Distributor by writing or calling the Distributor or the Trust at the address or telephone number listed above. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                              TABLE OF CONTENTS



                                                                         Page

The Trust................................................................   1

Investment Objectives, Policies and Risk Factors.........................   1

Net Asset Value..........................................................  10

Additional Purchase and Redemption Information ..........................  10

Description of Shares....................................................  11

Additional Information Concerning Taxes..................................  15

Management...............................................................  19

Independent Public Accountants...........................................  28

Counsel..................................................................  29

Additional Information on Performance....................................  29

Appendix A .............................................................. A-1

                                  THE TRUST


                  The Pegasus Funds (the "Trust"), formerly "The Woodward Funds," was organized as a Massachusetts business trust on April 21, 1987. As of December 31, 1996, the Trust consisted of twenty six separate funds, of which four Funds are covered by this Additional Statement. Prior to September 16, 1996, the name of the Municipal Money Market Fund was the Woodward Tax-Exempt Money Market Fund and prior to September 23, 1996, the name of the Michigan Municipal Money Market Fund was the Woodward Michigan Tax Exempt Money Market Fund.



               INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS


                  The following policies supplement the Funds' respective investment objectives and policies as set forth in the Prospectus.

Additional Information on Fund Instruments

                  Attached to this Additional Statement is Appendix A which contains descriptions of the rating symbols used by Rating Agencies for securities in which the Funds may invest.

Portfolio Transactions

                  Subject to the general supervision of the Trust's Board of Trustees, the Investment Adviser is responsible for making decisions with respect to and placing orders for all purchases and sales of portfolio securities for each Fund.

                  The annualized portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less.

                  Purchases of money market instruments by the Funds are made from dealers, underwriters and issuers. The Funds currently do not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

                  The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Investment Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interests.


                  For the fiscal years ended December 31, 1996, 1995 and 1994, the Funds incurred no brokerage commissions.


                  The Advisory Agreement for the Funds provides that, in executing portfolio transactions and selecting brokers or dealers, the Investment Adviser will seek to obtain the best overall terms available for each Fund. In assessing the best overall terms available for any transaction, the Investment Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Agreement authorizes the Investment Adviser to cause a Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Investment Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Investment Adviser to the Funds. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

                  Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Investment Adviser and does not reduce the advisory fees payable by the Funds. The Trustees will periodically review any commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Investment Adviser. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

                  The Trust will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in or enter into repurchase or reverse repurchase agreements with the Investment Adviser, the Distributor or an affiliated person of any of them (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted under the 1940 Act. In addition, a Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Distributor or the Investment Adviser, or an affiliated person of any of them, is a member, except to the extent permitted under the 1940 Act. Under certain circumstances, the Funds may be at a disadvantage because of these limitations in comparison with other investment companies which have similar investment objectives but are not subject to such limitations.

                  Investment decisions for each Fund are made independently from those for the other Funds and for any other investment companies and accounts advised or managed by the Investment Adviser. Such other investment companies and accounts may also invest in the same securities as the Funds. To the extent permitted by law, the Investment Adviser may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Funds and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Investment Adviser believes to be equitable to each Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund.

Eligible Securities

                  Each Fund may purchase "eligible securities" that present minimal credit risks as determined by the Investment Adviser pursuant to guidelines established by the Trust's Board of Trustees. Eligible securities generally include: (1) securities that are rated by two or more Rating Agencies (or the only Rating Agency which has issued a rating) in one of the two highest rating categories for short term debt securities; (2) securities that have no short term rating, if the issuer has other outstanding short term obligations that are comparable in priority and security as determined by the Investment Adviser ("Comparable Obligations") and that have been rated in accordance with (1) above; (3) securities that have no short term rating, but are determined to be of comparable quality to a security satisfying (1) or (2) above, and the issuer does not have Comparable Obligations rated by a Rating Agency; and (4) obligations that carry a demand feature that complies with (1), (2) or (3) above, and are unconditional (i.e., readily exercisable in the event of default) or, if conditional, either they or the long term obligations of the issuer of the demand obligation are (a) rated by two or more Rating Agencies (or the only Rating Agency which has issued a rating) in one of the two highest categories for long term debt obligations, or (b) determined by the Investment Adviser to be of comparable quality to securities which are so rated.

Bank Obligations

                  In accordance with their respective investment objectives, the Funds may purchase bank obligations, which include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Although the Funds invest in obligations of foreign banks or foreign branches of U.S. banks only where the Investment Adviser deems the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1.0 billion in total assets at the time of purchase.

Commercial Paper

                  Commercial paper, including variable and floating rate notes and other short term corporate obligations, must be rated in one of the two highest categories by at least two Rating Agencies, or if not rated, must have been independently determined by the Investment Adviser to be of comparable quality.

Variable and Floating Rate Instruments

                  With respect to variable and floating rate obligations that may be acquired by the Funds, the Investment Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such notes and will continuously monitor their financial status to meet payment on demand. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Fund to dispose of instruments if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments.

Other Investment Companies

                  Subject to 1940 Act limitations and pursuant to applicable SEC requirements, the Funds may invest from time to time in securities issued by other investment companies which invest in high quality, short term debt securities. The Funds intend to limit their investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of a Fund's total assets will be invested in the aggregate in securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or the Trust as a whole.

Lending Securities

                  When a Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash collateral. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

Repurchase Agreements and Reverse Repurchase Agreements

                  The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by a Fund plus interest negotiated on the basis of current short term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements are held by the Trust's Custodian, in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans under the 1940 Act.

                  Reverse repurchase agreements are considered to be borrowings by the Funds under the 1940 Act. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities it is obligated to repurchase.

When-Issued Purchases and Forward Commitments


                  As stated in their Prospectus, each Fund, except for the Treasury Money Market Fund, may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a capital gain or loss.


                  When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Municipal and Related Obligations


                  As stated in their Prospectus, the Municipal Funds may invest in Municipal Obligations. There are, of course, variations in the quality of Municipal Obligations, both within a particular classification and between classifications, and the yields on Municipal Obligations depend in part on a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Municipal Obligations by Rating Agencies represent their opinions as to the quality of Municipal Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and rating may have different yields while Municipal Obligations with the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, a Municipal Obligation may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Investment Adviser will consider such an event in determining whether the Fund should continue to hold the obligation.


                  The payment of principal and interest on most Municipal Obligations purchased by the Funds will depend upon the ability of the issuers to meet their obligations. For the purpose of diversification under the 1940 Act, the identification of the issuer of Municipal Obligations depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and will be treated as an issue of such government or other entity.

                  An issuer's obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights or remedies of creditors, such as the Federal Bankruptcy Code, and any laws that may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest or principal of its Municipal Obligations may be materially adversely affected by litigation or other conditions.

                  Certain of the Municipal Obligations held by the Funds may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the Municipal Obligations at the time of original issuance. There is, however, no guarantee that the insurer will meet its obligations. Inaddition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.


                  From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. For example, pursuant to federal tax legislation passed in 1986 interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in Congress in the future with respect to the federal income tax status of interest on Municipal Obligations in general, or which proposals, if any, might be enacted. Such proposals, if enacted, might materially adversely affect the availability of Municipal Obligations for investments by the Municipal Funds and their liquidity and value. In such event, the Board of Trustees would reevaluate the Funds' investment objectives and policies and consider changes in their structure or possible dissolution.


Special Risk Considerations Applicable to the Michigan Municipal Money
Market Fund

                  A state economy during a recessionary cycle would also, as a separate matter, adversely affect the capacity of users of facilities constructed or acquired through the proceeds of private activity bonds or other "revenue" securities to make periodic payments for the use of those facilities.

                  The heavy concentration of the Michigan Municipal Money Market Fund in Michigan Municipal Securities and the cyclical nature of the economy of the state of Michigan may adversely affect the liquidity of the Fund.

Stand-By Commitments


                  The Municipal Funds may acquire "stand-by commitments" with respect to Municipal Obligations they hold. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified Municipal Obligations at a specified price. Stand-by commitments may be exercisable by the Funds at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved.


                  The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Funds may pay for a stand-by commitment either separately in cash or by paying a higher price for Municipal Obligations which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). Neither the Municipal Money Market Fund nor the Michigan Municipal Money Market Fund will acquire a stand-by commitment unless immediately after the acquisition, with respect to

75% of its assets not more than 5% of its total assets will be invested in instruments subject to a demand feature, including stand-by commitments, with the same institution.

                  The Funds intend to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Investment Adviser's opinion, present minimal credit risks. A Fund's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment. Thus, the risk of loss to the Funds in connection with a "stand-by commitment" will not be qualitatively different from the risk of loss faced by a person that is holding securities pending settlement after having agreed to sell the securities in the ordinary course of business.

                  The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation or assumed maturity of the underlying Municipal Obligations which will continue to be valued in accordance with the amortized cost method. The actual stand-by commitment will be valued at zero in determining net asset value. Where a Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by the Fund and will be reflected in realized gain or loss when the commitment is exercised or expires.

Additional Investment Limitations

                  In addition to the investment limitations disclosed in the Prospectus, the Funds are subject to the following investment limitations which may not be changed without approval of the holders of the majority of the outstanding shares of the affected Fund (as defined under Description of Shares below).

                  None of the Funds may:

                  1. Purchase any securities which would cause 25% or more of the value of a Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, domestic bank obligations, and repurchase agreements secured by such instruments, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry, and
(d) personal credit and business credit businesses will be considered separate industries.

                  2. Purchase or sell real estate, except that each Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

                  3. Invest in commodities, except that each Fund may purchase and sell options, forward contracts, futures contracts, including without limitation those relating to indices, as consistent with a Fund's investment objective and policies.

                  4. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as a Fund might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                  In addition to the above fundamental limitations, the Funds are subject to the following non-fundamental limitations, which may be changed without a shareholder vote.

                  None of the Funds may:

                  1. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted under the 1940 Act.

                  2. Write or sell put options, call options, straddles, spreads, or any combination thereof, except, as consistent with a Fund's investment objective and policies, for transactions in options on securities or indices of securities, futures contracts and options on futures contracts and in similar investments.

                  3. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options and in options on securities or indices of securities and similar instruments, and (b) each Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

                  4. Purchase securities of companies for the purpose of exercising control.


                 5. Invest more than 10% of its net assets in illiquid securities.


                  No Fund intends to purchase securities while its outstanding borrowings (including reverse repurchase agreements) are in excess of 5% of its total assets. Securities held in escrow or separate accounts in connection with a Fund's investment practices are not deemed to be pledged for purposes of this limitation.

                               NET ASSET VALUE

                  Each Fund intends to value its portfolio securities based upon their amortized cost in accordance with Rule 2a-7 under the 1940 Act. Where it is not appropriate to value a security by the amortized cost method, the security will be valued either by market quotations, or by fair value as determined by the Board of Trustees. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the securities.

                  Pursuant to Rule 2a-7, each Fund is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, to purchase securities having remaining deemed maturities of 13 months or less, and to invest only in securities determined by the Board of Trustees to be of high quality with minimal credit risks. The Board of Trustees has established procedures designed to stabilize, to the extent reasonably possible, each Fund's price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include review of the investment holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether a Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If the deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, will be initiated. In the event the Board of Trustees determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it may take such corrective actions as it deems necessary and appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These actions may include selling portfolio securities prior to maturity to realize capital gains or losses or to shorten a Fund's average maturity, withholding or reducing dividends, redeeming shares in kind, splitting, combining or otherwise recapitalizing outstanding shares or establishing a net asset value per share by using available market quotations.

                  The Funds calculate their dividends based on daily net investment income. Expenses of each Fund are accrued daily. As each Fund's portfolio securities are normally valued at amortized cost, unrealized gains or losses on such securities based on their market values will not normally be recognized. However, should the net asset value deviate significantly from market value, the Trustees could decide to value the securities at market value and then unrealized gains and losses would be included in net investment income.

                  ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                  Shares of the Funds are offered and sold on a continuous basis by the Trust's distributor, BISYS Fund Services ("BISYS") acting as agent.

                  Under the 1940 Act, the Trust may suspend the right of redemption or postpone the date of payment for shares during any period when:
(a) trading on the New

York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Trust may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.)

                  In addition to the situations described in the Prospectus under "Redemption of Shares," the Trust may redeem shares involuntarily to reimburse the Funds for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.

                  The Trust normally redeems shares for cash. However, the Trustees can determine that conditions exist making cash payments undesirable. If they should so determine, redemption payments could be made in securities valued at the value used in determining net asset value. There may be brokerage and other costs incurred by the redeeming shareholder in selling such securities. The Trust has elected to be covered by Rule 18f-1 under the 1940 Act, pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of net asset value during any 90-day period for any one shareholder.

                            DESCRIPTION OF SHARES

                  The Trust is an unincorporated business trust organized under Massachusetts law on April 21, 1987. The Trust's Declaration of Trust authorizes the Board of Trustees to divide shares into two or more series, each series relating to a separate portfolio of investments, and divide the shares of any series into two or more classes. The number of shares of each series and/or of a class within each series shall be unlimited. The Trust does not intend to issue share certificates.

                  In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund. If there are any assets, income, earnings, proceeds, funds or payments, which are not readily identifiable as belonging to any particular Fund, the Trustees shall allocate them among any one or more of the Funds as they, in their sole discretion, deem fair and equitable.

                  Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the

Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together in the aggregate without regard to particular Funds.

                  When used in the Prospectus or in this Additional Statement, a "majority" of shareholders means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the vote of the lesser of (1) 67% of the shares of the Trust, or the applicable Fund, present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or the applicable Fund.


                  As of March 31, 1997, Trussal & Co., a nominee of NBD's Trust Division, 900 Tower Drive, 10th Floor, Troy, Michigan 48098, held of record 41.97%, 53.27%, 55.56% and 33.19%, respectively, of the outstanding shares of the Money Market, Treasury Money Market, Municipal Money Market and Michigan Municipal Money Market Funds, respectively. The Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of each of these Funds. Furthermore, as of March 31, 1997, with respect to the Money Market, Treasury Money Market, Municipal Money Market, Michigan Municipal Money Market Funds the following persons owned of record 5% or more of the outstanding shares of such Funds:

                                                                                              Percentage of
                                                                             Number of         Outstanding
     Fund                             Name and Address                        Shares              Shares
------------------------------------------------------------------------------------------------------------------------------------
Money Market Fund -                Corelink Financial Services                 351,827.880        100.00%
Class B                            P.O. Box 4054
                                   Concord, CA 94524-4054
------------------------------------------------------------------------------------------------------------------------------------
Money Market Fund -                Automated Cash  Management              363,332,870.630         19.28%
Class I                            System
                                   9000 Haggerty Road
                                   Belleville, MI 48111-1632

                                   First Chicago NBD TTEE                  140,863,824.630          7.46%
                                   First Chicago NBD Svgs & Invsmt
                                   Plan
                                   c/o Putnam Investments
                                   P.O. Box 9740
                                   Providence, RI 02940-9740
------------------------------------------------------------------------------------------------------------------------------------
Treasury                           Ajax Paving Industries Inc.              11,677,327.450          6.09%
Money Market Fund -                One Ajax Drive
Class A                            Madison Heights, MI 46071
------------------------------------------------------------------------------------------------------------------------------------
Treasury                           Automated Cash Management               189,684,476.420         18.22%
Money Market Fund -                System
Class I                            9000 Haggerty Road
                                   Belleville, MI 48111-1632
------------------------------------------------------------------------------------------------------------------------------------
Municipal                          Carylon Corporation                      26,367,484.250         13.16%
Money Market Fund -                2500 W. Arthington Street
Class A                            Chicago, IL 60612-4108
------------------------------------------------------------------------------------------------------------------------------------
Municipal                          Automated Cash Management                45,350,301.610          6.53%
Money Market Fund -                System
Class I                            9000 Haggerty Road
                                   Belleville, MI 48111-1632

                                   Eagle & Co.                             133,201,355.770         19.17%
                                   American National Bank
                                   Money Market Processing Unit
                                   1 N. LaSalle Street
                                   Floor 7
                                   Chicago, IL 60602-3902


                                                                                              Percentage of
                                                                             Number of         Outstanding
     Fund                             Name and Address                        Shares              Shares

------------------------------------------------------------------------------------------------------------------------------------
Michigan                           First of Michigan                        44,761,917.740         58.11%
Municipal Money                    100 Renaissance Center
Market Fund -                      26th Floor
Class A                            Detroit, MI 48243
------------------------------------------------------------------------------------------------------------------------------------

Michigan                           Automated Cash Management                14,671,304.120         22.74%
Municipan Money                    System
Market Fund -                      9000 Haggerty Road
Class I                            Belleville, MI 48111-1632

                                   Michigan School Asbestos Trust            3,868,622.000          5.99%
                                   NBD Bank
                                   Trust Administration
                                   611 Woodward Avenue
                                   Detroit, MI 48232

                                   Methodist Children's Constr Fund           5,849,091.000         9.07%
                                   NBD Bank
                                   Trust Administration
                                   611 Woodward Avenue
                                   Detroit, MI 48232
====================================================================================================================================


                  When issued for payment as described in the Funds' Prospectus and this Additional Statement, shares of the Funds will be fully paid and non-assessable by the Trust.

                  The Declaration of Trust provides that the Trustees, officers, employees and agents of the Trust will not be liable to the Trust or to a shareholder, nor will any such person be liable to any third party in connection with the affairs of the Trust, except as such liability may arise from his or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust.

                   ADDITIONAL INFORMATION CONCERNING TAXES

Taxes In General

                  The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning and is based on tax laws and regulations which are in effect on the date hereof; such laws and regulations may be changed by legislative or administrative action. Investors are advised to consult their tax advisers with specific reference to their own tax situations.

                  Each Fund is treated as a separate corporate entity under the Code and intends to qualify as a regulated investment company. As a regulated investment company, each Fund is exempt from federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to at least the sum of (a) 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss, if any, for the year) and (b) 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

                  In addition to the Distribution Requirement, each Fund must satisfy certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies. The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to the Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated as derived with respect to the Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.


                  Another requirement for qualification as a regulated investment company under the Code is that less than 30% of a Fund's gross income for a taxable year must be derived from gains realized on the sale or other disposition of the following investments held for less than three months: (1) stock and securities (as defined in Section 2(a)(36) of the 1940
Act); (2) options, futures and forward contracts other than those on foreign currencies; and (3) foreign currencies (and options, futures and forward contracts on foreign currencies) that are not directly related to a Fund's principal business of investing in stock and securities (and options and futures with respect to stocks and securities). Interest (including original issue discount and accrued market discount) received by a Fund upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any other income which is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

                  Each Fund will designate any distribution of long term capital gains as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the Fund's taxable year.

                  Ordinary income of individuals is taxable at a maximum nominal rate of 39.6%; however, because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long term capital gains are taxable at a maximum marginal rate of 28%. For corporations, long term capital gains and ordinary income are both taxable at a maximum marginal rate of 35%.

                  A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

                  If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on Municipal Obligations) would be taxable as ordinary income to shareholders to the extent of the Fund's current and accumulated earnings and profits and would be eligible for the dividends received deduction for corporations.

                  Each Fund may be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

                  As of December 31, 1996, the following Funds had capital loss carryforwards and related expiration dates as follows:


Fund                                     1999    2001     2002       2003      2004      Total
----                                     ----    ----     ----       ----      ----      -----

Treasury Money Market Fund               $ --    $ --     $16,000      --      $ 1,000  $17,000
Municipal Money Market Fund               1,000   2,000    1,000     $36,000    14,000   54,000
Michigan Municipal Money Market Fund       --      --       --          --       1,000    1,000


                 Depending upon the extent of the Funds' activities in states and localities in which their offices are maintained, in which their agents or independent contractors are located or in which they are otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities. In addition, in those states and localities which have income tax laws, the treatment of the Funds and their shareholders under such laws may differ from their treatment under federal income tax laws.

As described above and in the Prospectus, the Municipal Money Market and Michigan Municipal Money Market Funds are designed to provide investors with current tax-exempt interest income. The Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs since such plans and accounts are generally tax-exempt and, therefore, would not only fail to gain any additional benefit from the Funds' dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed to them. In addition, the Funds may not be appropriate investments for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and (a) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (b) who occupies more than 5% of the usable area of such facilities, or (c) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders.

                  Each Municipal Fund's policy is to pay each year as federal exempt-interest dividends substantially all of its Municipal Obligations interest income net of certain deductions. In order for a Fund to pay exempt-interest dividends with respect to any taxable year, at the close of each quarter of its taxable year at least 50% of the aggregate value of the Fund's assets must consist of exempt-interest obligations. After the close of its taxable year, the Fund will notify its shareholders of the portion of the dividends paid by it which constitutes an exempt-interest dividend with respect to such taxable year. However, the aggregate amount of dividends so designated by the Fund cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and

171(a)(2) of the Code. The percentage of total dividends paid by the Fund with respect to any taxable year which qualify as federal exempt-interest dividends will be the same for all shareholders receiving dividends for such year.

                  A percentage of the interest on indebtedness incurred by a shareholder to purchase or carry the Funds' shares, equal to the percentage of the total non-capital gain dividends distributed during the shareholder's taxable year that are exempt-interest dividends, is not deductible for federal income tax purposes.

Michigan Taxes

                  As stated in the Prospectus, dividends paid by a Fund that are derived from interest attributable to tax-exempt Michigan Municipal Obligations will be exempt from Michigan income tax, Michigan intangibles tax and Michigan single business tax. Conversely, to the extent that a Fund's dividends are derived from interest on obligations other than Michigan Municipal Obligations or certain U.S. Government obligations (or are derived from short-term or long-term gains), such dividends will be subject to Michigan income tax, Michigan intangibles tax and Michigan single business tax, even though the dividends may be exempt for federal income tax purposes.

                  In particular, gross interest income and dividends derived from obligations or securities of the State of Michigan and its political subdivisions, exempt from federal income tax, are exempt from Michigan income tax under Act No. 281, Public Acts of Michigan, 1967, as amended ("Michigan Income Tax Act"), from Michigan intangibles tax under Act No. 301, Public Acts of Michigan, 1939, as amended ("Michigan Intangibles Tax Act") and from Michigan single business tax under Act. No. 228, Public Acts of Michigan, 1975, as amended ("Michigan Single Business Tax Act"). The Michigan Income Tax Act levies a flat rate income tax on individuals, estates and trusts. The Michigan Intangibles Tax Act levies a tax on the ownership of intangible personal property of individuals, estates, trusts and certain corporations. The Single Business Tax Act levies a tax of 2.30% upon the "adjusted tax base" of most individuals, financial institutions, partnerships, joint ventures, corporations, estates and trusts engaged in "business activity" as defined in the Act.

                  The transfer of Fund shares by a shareholder is subject to Michigan taxes measured by gain on the sale, payment or other disposition thereof. In addition, the transfer of Fund shares by a shareholder may be subject to Michigan estate or inheritance tax under Act No. 188, Public Acts of Michigan, 1899, as amended ("Michigan Estate Tax").

                  The foregoing is only a summary of some of the important Michigan state tax considerations generally affecting the Municipal Money Market and Michigan Municipal Money Market Funds and their shareholders. No attempt has been made to present a detailed explanation of the Michigan state tax treatment of the Funds or their shareholders, and this discussion is not intended as a substitute for careful planning. Accordingly, potential investors in the Funds should consult their tax advisers with respect to the application of such taxes to the receipt of Fund dividends and as to their own Michigan state tax situation, in general.

                                  MANAGEMENT

Trustees and Officers of the Trust

                  The names of the Trustees and executive officers of the Trust, their ages and their principal occupations for the last five years are set forth below. Each Trustee has an address at Pegasus Funds, c/o NBD Bank, 900 Tower Drive, Troy, Michigan 48098. Each Trustee also serves as a trustee of the Pegasus Variable Annuity Fund, a registered investment company advised by the Investment Adviser.

Will M. Caldwell, Trustee


Retired; Executive Vice President, Chief Financial Officer and Director, Ford Motor Company (1979-1985); Director, First Nationwide Bank (1986-1991); Director, Air Products & Chemicals, Inc. (1985-1996); Director, Zurich Holding Company of America (since 1990); Director, The Batts Group, Ltd. (since 1986); Trustee and Vice Chairman, Detroit Medical Center (1986-1991); Trustee, Pegasus Variable Annuity Fund. He is 71 years old.


Nicholas J. De Grazia, Trustee


Business Consultant (since 1997); Consultant, Lionel L.L.C. (1995-1996); President, Chief Operating Officer and Director, Lionel Trains, Inc. (1990-1995); Vice President-Finance and Treasurer, University of Detroit (1981-1990); President (1981-1990) and Director (1986-1995), Polymer
Technologies, Inc.; President, Florence Development Company (1987-1990); Chairman (since 1994) and Director (1992-1995), Central Macomb County Chamber of Commerce; Vice Chairman, Michigan Higher Education Facilities Authority (since 1991); Trustee, Pegasus Variable Annuity Fund. He is 54 years old.


John P. Gould, Trustee, Chairman of the Board


Executive Vice President of Lexecon Inc. (since 1993); Steven G. Rothmeier Professor (since January, 1996); Distinguished Service Professor of Economics of the University of Chicago Graduate School of Business (since 1984); Dean of the University of Chicago Graduate School of Business (1983-1993); Member of Economic Club of Chicago and Commercial Club of Chicago; Director of Harbor Capital Advisors and Dimensional Fund Advisors; Trustee, Pegasus Variable Annuity Fund. He is 58 years old.


Marilyn McCoy, Trustee

Vice President of Administration and Planning of Northwestern University (since 1985); Director of Planning and Policy Development for the University of Colorado (1981-1985); Member of the Board of Directors of Evanston Hospital, Mather Foundation and Metropolitan Family Services;

member of Economic Club of Chicago, Trustee, Pegasus Variable Annuity Fund. She is 49 years old.


Julius L. Pallone, Trustee


President, J.L. Pallone Associates, Consultants (since 1994); Chairman of the Board (1974- 1993), Maccabees Life Insurance Company; President and Chief Executive Officer, Royal Financial Services (1991-1993); Director, American Council of Life Insurance of Washington, D.C. (life insurance industry association) (1988-1993); Director, Crowley, Milner and Company (department store) (since 1988); Trustee, Lawrence Technological University (since 1982); Director, Oakland Commerce Bank (since 1984) and Michigan Opera Theater (since 1981); Trustee, Pegasus Variable Annuity Fund. He is 66 years old.


Donald G. Sutherland, Trustee and President


Partner of the law firm Ice, Miller, Donadio & Ryan, Indianapolis, Indiana; Trustee, Pegasus Variable Annuity Fund. He is 68 years old.


*Donald L. Tuttle, Trustee


Vice President (since 1995), Senior Vice President (1992-1995), Association for Investment Management and Research; Professor of Finance, Indiana University (1970-1991); Vice President, Trust & Investment Advisers, Inc. (1990-1991); Director, Federal Home Loan Bank of Indianapolis (1981-1985); Trustee, Pegasus Variable Annuity Fund. He is 62 years old.


Mark A. Dillon, Vice President


An employee of the Distributor. He is 34 years old and his address is 3435 Stelzer Road, Columbus, Ohio 43219-3035.


Alaina Metz, Vice President


An employee of the Distributor since June 1995. Prior to joining the Distributor Ms. Metz was a supervisor at Alliance Capital Management L.P. in New York. She is 30 years old and her address is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

D'Ray Moore, Treasurer

An employee of the Distributor. She is 38 years old and her address is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

W. Bruce McConnel, III, Secretary


Partner of the law firm Drinker Biddle & Reath LLP, Philadelphia,
Pennsylvania. He is 54 years old, and is address is 1345 Chestnut Street, Philadelphia, Pennsylvania 19107


[FN]

* Denotes Interested Trustee

---------------------------------------

                  For as long as the Distribution Plan described in "Distribution and Shareholder Services Plans" remains in effect, the Trustees of the Trust who are not "interested persons" of the Trust, as defined in the 1940 Act, will be selected and nominated by the Trustees who are not "interested persons" of the Trust.

                  Each Trustee receives from the Trust and the Pegasus
Variable Annuity Fund a total annual fee of $17,000 and a fee of $2,000 for each Board of Trustees meeting attended. The Chairman is entitled to additional compensation of $4,250 per year for his services to the Trusts in that capacity. These fees are allocated among the investment portfolios of the Trust and the Pegasus Variable Annuity Fund based on their relative net assets. All Trustees are reimbursed for out of pocket expenses incurred in connection with attendance at meetings. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to the Trust.


                  The following table summarizes the compensation for each of the Trustees for the Trust's fiscal year ending December 31, 1996:



                                                                 (3)
                                                                Total
                                                             Compensation
                                        (2)                 From Trust and
                                     Aggregate              Fund Complex**
            (1)                    Compensation             Paid to Board
    Name of Board Member            from Trust*                Member
----------------------------     -----------------     ----------------------

Will M. Caldwell, Trustee             $31,000               $31,000(2)+

Nicholas J. DeGrazia, Trustee         $24,750               $24,750(2)+

John P. Gould, Trustee and            $25,813               $41,313(4)+
 Chairman of the Board

Earl I. Heenan, Jr., ++, +++          $26,625               $26,625(2)+
 Trustee

Marilyn McCoy, Trustee                $22,750               $37,250(4)+

Julius L. Pallone, Trustee ++         $24,750               $24,750(2)+

Donald G. Sutherland, ++              $28,750               $28,750(2)+
 Trustee and President

Donald L. Tuttle, Trustee ++          $29,000               $29,000(2)+

Eugene C. Yehle, Trustee +++          $18,500               $18,500(2)+



---------------------------

* Amount does not include reimbursed expenses for attending Board meetings, which are estimated to be approximately $350 for all Trustees as a group.

** The Fund Complex consists of the Trust, Pegasus Variable Annuity Fund, Prairie Funds, Prairie Institutional Funds, Prairie Intermediate Bond Fund and Prairie Municipal Bond Fund, Inc.

+ Total number of investment companies in the Fund Complex from which the Trustee receives compensation for serving as a trustee.

++ Deferred compensation in the amounts of $7,313, $24,750, $24,750 and $28,750 accrued during the Pegasus Funds' fiscal year ended December 31, 1996 for Messrs. Heenan, DeGrazia, Palloneand Sutherland , respectively.

+++ Messrs. Heenan and Yehle resigned as Trustees of the Trust and the Pegasus Variable Annuity Fund as of July 13, 1996. In addition, Mr. Heenan had been the Chairman of the Board and President and Mr. Yehle had been the Treasurer.

Investment Adviser

                  Information about the Investment Adviser and its duties and compensation as investment adviser is contained in the Prospectus. In addition, the investment adviser is entitled to 4/10ths of the gross income earned by a Portfolio on each loan of securities (excluding capital gains and losses, if any). The adviser has informed the Trust's Board of Trustees that neither the adviser nor any of its affiliates has engaged in any transactions involving loans of the Trust's portfolio securities in which it received any compensation since the inception of the Trust and will not do so unless permitted by the SEC or SEC staff.

                  The Investment Adviser's own investment portfolios may include bank certificates of deposit, bankers' acceptances, corporate debt obligations, equity securities and other investments any of which may also be purchased by the Trust. Joint purchase of investments for the Trust and for the Investment Adviser's own investment portfolios will not be made. The Investment Adviser's and its affiliates respective commercial banking departments may have deposit, loan and other commercial banking relationships with issuers of securities purchased by the Trust, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities purchased by the Trust.


                  For the period from September 16, 1996 through December 31, 1996, the Trust paid the Investment Adviser fees for advisory services under the Advisory Agreement on behalf of each Fund as follows:

                                                Amount
                                                ------
Money Market Fund                             $2,613,801
Treasury Money Market Fund                    $1,808,168
Municipal Money Market Fund                   $1,072,497
Michigan Municipal Money Market Fund          $  733,848

                  For the period from September 16, 1996 through December 31, 1996, the Investment Adviser voluntarily reimbursed expenses of $37,403 with respect to the Michigan Municipal Money Market Fund.

                  For the period from January 1, 1996 through September 15, 1996, and for the fiscal years ended December 31, 1995and 1994 , the Trust paid NBD fees for advisory and administrative services under the previous investment advisory agreement with NBD on behalf of each Fund as follows:



                                                January 1,
                                               1996 through
                                               September 15,     December 31,      December 31,
                                                    1996              1995              1994
                                              ---------------   --------------    --------------

Money Market Fund                               $5,373,325        $7,225,557      $5,926,507
Treasury Money Market Fund                      $3,590,757        $3,248,535      $2,576,661
Municipal Money Market Fund                     $1,455,419        $2,458,246      $2,391,633
Michigan Municipal Money Market Fund            $  437,785          $496,026        $344,733

         For the fiscal year ended December 31, 1995, NBD voluntarily waived fees in the amount of $61,221 with respect to the Michigan Municipal Money Market Fund.


         Investment decisions for the Trust and other fiduciary accounts are made by FCNIMCO solely from the standpoint of the independent interest of the Trust and such other fiduciary accounts. FCNIMCO performs independent analyses of publicly available information, the results of which are not made publicly available. In making investment decisions for the Trust, FCNIMCO does not obtain information from any other divisions or departments of its or its affiliates' or otherwise, which is not publicly available. FCNIMCO executes transactions for the Trust only with unaffiliated dealers but such dealers may be customers of the Investment Adviser's affiliates. The Investment Adviser may make bulk purchases of securities for the Trust and for other customer accounts (but not for its own investment portfolio), in which case the Trust will be charged a pro rata share of the transaction costs incurred in making the bulk purchase. See "Investment Objectives, Policies and Risk Factors - Portfolio Transactions" above.


         FCNIMCO has agreed as Investment Adviser that it will reimburse the Trust such portions of its fees as may be required to satisfy any expense limitations imposed by state securities laws or other applicable laws.


         Under the terms of the Advisory Agreement, the Investment Adviser is obligated to manage the investment of each Fund's assets in accordance with applicable laws and regulations, including, to the extent applicable, the regulations and rulings of the various regulatory governmental bank agencies.

         The Investment Adviser will not accept Trust shares as collateral for a loan which is for the purpose of purchasing Trust shares, and will not make loans to the Trust. Inadvertent overdrafts of the Trust's account with the Custodian occasioned by clerical error or by failure of a shareholder to provide available funds in connection with the purchase of shares will not be deemed to be the making of a loan to the Trust by the Investment Adviser.

         Under the Advisory Agreement, the Investment Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard of its duties and obligations under the Agreement.

Administrators

         Pursuant to an Administration Agreement dated as of April 12, 1996 with the Trust, FCNIMCO and BISYS assist in all aspects of the Trust's operations, other than providing investment advice, subject to the overall authority of the Trust's Board in accordance with Massachusetts law. Under the terms of the Administration Agreement, FCNIMCO and BISYS are entitled jointly to a monthly administration fee at the annual rate of .15% of each Fund's average daily net assets.


         As stated above, prior to September 16, 1996, NBD provided administrative services to the Funds as a part of the previous investment advisory agreement. No separate administration fees were incurred. For the period from September 16, 1996 through December 31, 1996, the Trust paid FCNIMCO, as agent for the co-administrators, fees for administrative services under the Administration Agreement on behalf of each Fund as follows:


                                          Amount
                                          ------

Money Market Fund                       $1,161,735
Treasury Money Market Fund              $  768,881
Municipal Money Market Fund             $  434,557
Michigan Municipal Money Market Fund    $   66,924

                  The Trust has agreed that neither FCNIMCO nor BISYS will be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the agreement with FCNIMCO or BISYS relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of FCNIMCO or BISYS in the performance of their obligations or from reckless disregard by any of them of their obligations and duties under the Administration Agreement.

                  In addition, the Administration Agreement provides that if, in any fiscal year, the aggregate expenses of a Fund exceed the expense limitation of any state having jurisdiction over the Fund, FCNIMCO and BISYS will bear such excess expense to the extent required by state law.

                  The aggregate of the fees payable to FCNIMCO and BISYS is not subject to reduction as the value of a Fund's net assets increases.

Distribution and Shareholder Servicing Plans

                  As stated in the Prospectus under "Distribution and Shareholder Servicing Plans," the Trust may enter into Servicing Agreements with Service Agents which may include the Investment Adviser and its affiliates. The Servicing Agreements provide that the Service Agents will render shareholder administrative support services to their customers who are the beneficial owners of Fund shares in consideration for the Funds' payment of up to .25% (on an annualized basis) of the average daily net asset value of the shares beneficially owned by such customers and held by the Service Agents and, at the Trust's option, it may reimburse the Service Agents' out-of-pocket expenses. Such services may include: (i) processing dividend and distribution payments from a Fund; (ii) providing information periodically to customers showing their share positions; (iii) arranging for bank wires; (iv) responding to customer inquiries; (v) providing subaccounting with respect to shares beneficially owned by customers or the information necessary for such subaccounting; (vi) forwarding shareholder communications; (vii) processing share exchange and redemption requests from customers; (viii) assisting customers in changing dividend options, account designations and addresses; and (ix) other similar services requested by the Trust. Banks acting as Service Agents are prohibited from engaging in any activity primarily intended to result in the sale of Fund shares. However, Service Agents other than banks may be requested to provide marketing assistance (e.g., forwarding sales literature and advertising to their customers) in connection with the distribution of Fund shares.

                  Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Trust's Board of Trustees has adopted such a plan (the "Plan") with respect to the Money Market Fund's Class B Shares, pursuant to which the Fund pays the Distributor a fee of up to 0.75% of the average daily net asset value attributable to such Shares for advertising, marketing and distributing such Shares and for the provision of certain services to the holders of such Shares. Under the Plan, the Distributor may make payments to certain financial institutions, securities dealers and other financial industry professionals (collectively, "Service Agents") in respect of these services. The Board of Trustees believes that there is a reasonable likelihood that the Plan will benefit the Fund and the holders of such Shares.

                  The Board of Trustees reviews, at least quarterly, a written report of the amounts expended under the Plan and in connection with the Trust's arrangements with Service Agents and the purposes for which the expenditures were made. In addition, such arrangements are approved annually by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

                   For the period September 16, 1996 (initial offering date of Class B Shares) through December 31, 1996, the Class B Shares of the Money Market Fund paid $238 pursuant to the Plan, all of which was retained by BISYS. These amounts were used by BISYS to finance sales commissions to brokers selling such Class B Shares.


                  Any material amendment to the Plan and the Trust's arrangements with Service Agents under Shareholder Servicing Agreements must be approved by a majority of the Board of Trustees (including a majority of the Disinterested Trustees).

                  As stated in the Prospectus for the Funds, the Trust has implemented the Servicing Plan described above with respect to Class A and Class B shares of the Funds only and the Plan with respect to Class B shares of the Funds only. The Trust will enter into shareholder servicing agreements with Service Agents pursuant to which they provide services to their customers who beneficially own Class A and Class B shares of the Funds in consideration for the payment of up to .25% (on an annualized basis) of the average daily net asset value of such shares. The Trust has allocated the Servicing Fees which are attributable to the Class A and Class B shares exclusively to such shares and the Distribution Fees which are attributable to the Class B shares exclusively to such shares.


                  For the fiscal year ended December 31, 1996, the fee paid under the Servicing Plan with respect to Class A Shares (and Class B Shares of the Money Market Fund) was as follows:

                                          Amount of Fee Paid

                                         Class A      Class B

Money Market Fund                        $851,719      $ 154
Treasury Money Market Fund               $222,245         --
Municipal Money Market Fund              $296,332         --
Michigan Municipal Money Market Fund     $ 81,482         --


Distributor

                  The shares of the Funds are offered on a continuous basis through BISYS, which acts under the Distribution Agreement as Distributor for the Trust. As stated in the Prospectus, the Trust will allocate distribution fees which are attributable to the Class B shares of the Money Market Fund exclusively to such shares.


                  Prior to September 16, 1996, the shares of the Funds were offered on a continuous basis through First of Michigan Corporation ("FoM") and Essex National Securities, Inc. ("Essex") as co-distributors of the Fund. For the period from January 1, 1996 to September 15, 1996, the Funds paid
FoM and Essex for their services the following fees:

                                                    Fees to FoM        Fees to Essex
                                                    -----------        -------------
Money Market Fund                                     $76,683             $60,486

Treasury Money Market Fund                            $38,093             $24,208

Municipal Money Market Fund                           $28,107             $ 6,125

Michigan Municipal Money Market Fund                  $ 5,268             $ 4,800


         For the period from January 1, 1996 to September 15, 1996, neither FoM nor Essex incurred any expenses with respect to the Funds for the printing and mailing of prospectuses to other than current shareholders.

Custodian and Transfer Agent

                  As Custodian for the Trust, NBD (i) maintains a separate account or accounts in the name of each Fund, (ii) collects and makes disbursements of money on behalf of each Fund, (iii) collects and receives all income and other payments and distributions on account of the portfolio securities of each Fund, and (iv) makes periodic reports to the Trust's Board of Trustees concerning the Trust's operations.

                  For its services as Custodian, NBD is entitled to receive from the Funds $11.00 for each clearing and settlement transaction and $23.00 for each accounting and safekeeping service with respect to investments, in addition to activity charges for master control and master settlement accounts.

                  First Data Investor Services Group, Inc., located at 4400 Computer Drive, Westborough, MA 01581-5120 serves as the Trust's Transfer and Dividend Disbursing Agent.


                        INDEPENDENT PUBLIC ACCOUNTANTS


                  Arthur Andersen LLP, independent public accountants, 500 Woodward Avenue, Detroit, Michigan 48226-3424, serves as auditors for the Trust. The audited financial statements and notes thereto for each Fund are contained in the Trust's Annual Report to Shareholders dated December 31, 1996 and are incorporated by reference into this Statement of Additional Information. The financial statements and notes thereto have been audited by Arthur Andersen LLP, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. Such financial statements have been incorporated herein in reliance on the report of Arthur Andersen LLP, independent public accountants, given on the authority of said firm as experts in auditing and accounting.

                                   COUNSEL

                  Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Trust, is a partner), 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, is counsel to the Trust.

                    ADDITIONAL INFORMATION ON PERFORMANCE

                  From time to time, yield and total return of each class of shares of each Fund for various periods may be quoted in advertisements, shareholder reports or other communications to shareholders. Performance information is generally available by calling (800) 688-3350.

                  The "yield" and "effective yield" of each class, as described in the Funds' Prospectus, are calculated according to formulas prescribed by the SEC. The standardized seven-day yield is computed separately by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in a class having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares and all fees, other than nonrecurring account sales charges, that are charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective annualized yield for a class is computed by compounding the unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result. The fees which may be imposed by financial intermediaries on their customers for cash management and other services are not reflected in the Funds' calculations of yields. In addition, the Municipal Money Market and Michigan Municipal Money Market Funds may advertise their standardized "tax-equivalent yields," which are computed by: (a) dividing the portion of the yield (as calculated above) that is exempt from income tax by one minus a stated income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the yield that is not tax-exempt.

                  Because each Fund values its portfolio on an amortized cost basis, it does not believe that there is likely to be any material difference between net income for dividend and standardized yield quotation purposes.


                  For the seven-day period ended December 31, 1996, the annualized and effective yields for each of the Funds and the tax equivalent annualized and effective yields for the Municipal Money Market and Michigan Municipal Money Market Funds (assuming a

39.6% federal income tax rate for both Funds and a 4.4% Michigan income tax rate for the Michigan Municipal Money Market Fund) were as follows:

                                              7-Day          7-Day           7-Day                7-Day
                                            Annualized     Effective     Tax-Equivalent       Tax-Equivalent
                                              Yield          Yield      Annualized Yield     Effective Yield
                                            ----------     ---------    ----------------     ---------------

Money Market Fund

         Class A Shares                       4.90%          5.02%             N/A                  N/A
         Class B Shares                       4.15%          4.24%             N/A                  N/A
         Class I Shares                       5.15%          5.28%             N/A                  N/A

Treasury Money Market Fund
         Class A Shares                       4.83%          4.95%             N/A                  N/A
         Class I Shares                       5.08%          5.21%             N/A                  N/A

Municipal Money Market Fund
         Class A Shares                       3.08%          3.13%            5.10%                5.18%
         Class I Shares                       3.33%          3.39%            5.51%                5.61%

Michigan Municipal Money Market Fund
         Class A Shares                       3.15%          3.20%            5.63%                5.71%
         Class I Shares                       3.40%          3.46%            6.07%                6.18%


Other Performance Information


                  The Funds may from time to time include in advertisements, sales literature, communications to shareholders and other materials ("Literature") total return figures that are not calculated according to the formulas set forth above in order to compare more accurately a Fund's performance with other measures of investment return. For example, in comparing the Funds' total returns with data published by Lipper Analytical Services, Inc., Morningstar, CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, the Funds may calculate their returns for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in shares and assuming the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.


                  The Funds may from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

                   The Funds may also include discussions or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic accounting rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable instruments), economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the view of the Trust as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in advertisements charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the Fund and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of a Fund. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments. Such advertisements or communicators may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

                                  APPENDIX A


Commercial Paper Ratings

                  A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:


                  "A-1" - The highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

                  "A-2" - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

                  "A-3" - Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                  "B" - Issues are regarded as having only a speculative capacity for timely payment.

                  "C" - This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

                  "D" - Issues are in payment default.



                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:


                  "Prime-1" - Issuers or related supporting institutions have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers or related supporting institutions have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

                  "Prime-3" - Issuers or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.



                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.


                  "D-3" - Debt possesses satisfactory liquidityand other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation.
Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


                  Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:


                  "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                  "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F- 1+."

                  "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" ratings.

                  "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

                  "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.


                  "D" - Securities are in actual or imminent payment default.

                  Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.


                  Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

                  "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.


                  IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:


                  "A1+" - Obligations which posses a particularly strong credit feature are supported by the highest capacity for timely repayment.


                  "A1" - Obligations are supported by the highest capacity for timely repayment.


                  "A2" - Obligations are supported by a good capacity for timely repayment.


                  "A3" - Obligations are supported by a satisfactory capacity for timely repayment.

                  "B" - Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

                  "C" - Obligations for which there is a high risk of default or which are currently in default.

Corporate and Municipal Long-Term Debt Ratings

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

                  "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

                  "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

                  "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

                  "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

                  "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                  "CI" - This rating is reserved for income bonds on which no interest is being paid.

                  "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.


                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


                  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.


                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience,
(c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  (P)... - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.



                  Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.


                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                  "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                  "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.


                  The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

                  "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                  "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                  To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.


                  IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

                  "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

                  "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

                  "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

                  "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

                  "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.


                  IBCA may append a rating of plus (+) or minus (-) to a rating below "AAA" to denote relative status within major rating categories.



                  Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


Municipal Note Ratings

                  A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:


                  "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.


                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

                  "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.


                  Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

-------------------------------------------------------------------------------

                                PEGASUS FUNDS
                            Cash Management Funds
                       INSTITUTIONAL And SERVICE SHARES
                                    PART B
                    (STATEMENT OF ADDITIONAL INFORMATION)
                               April 30, 1997

-------------------------------------------------------------------------------



         This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Cash Management Fund, Treasury Prime Cash Management Fund and U.S. Government Securities Cash Management Fund (each, a "Fund") of Pegasus Funds, dated April 30, 1997, as it may be revised from time to time. To obtain a copy of the Funds' Prospectus, please write to the Trust at 3435 Stelzer Road, Columbus, Ohio 43219-3035, or call toll free 1-800-688-3350.


         First Chicago NBD Investment Management Company ("FCNIMCO") serves as each Fund's investment adviser (the "Investment Adviser") and FCNIMCO and BISYS Fund Services serve as coadministrators.

         BISYS Fund Services is the distributor (the "Distributor") and BISYS and FCNIMCO serve as co-administrators of the Funds' shares.


                              TABLE OF CONTENTS


                                                                       Page
                                                                       ----
The Trust..........................................................      2
Investment Objective and Management Policies.......................      2
Management of the Trust............................................      7
Management Arrangements............................................     12
Distribution and Services Plan.....................................     15
Purchase of Fund Shares............................................     17
Redemption of Fund Shares..........................................     17
Determination of Net Asset Value...................................     18
Portfolio Transactions.............................................     19
Dividends, Distributions and Taxes.................................     21
Yield Information..................................................     21
Information About the Trust........................................     26
Counsel............................................................     26
Independent Auditors...............................................     23
Appendix A.........................................................    A-1

                                  THE TRUST

           The Pegasus Funds (the "Trust"), formerly "The Woodward Funds" was organized as a Massachusetts business trust on April 21, 1987. As of December 31, 1996, the Trust consisted of twenty-six separate funds, of which there were three cash management funds, the Funds, which are described in this Statement of Additional Information.

           The Cash Management Fund commenced operations on July 30, 1992 as the First Prairie Cash Management Fund, and the U.S. Government Securities Cash Management Fund commenced operations on June 2, 1992 as the First Prairie U.S. Treasury Securities Cash Management Fund. On January 17, 1995, all of the assets and liabilities of First Prairie Cash Management Fund and First Prairie U.S. Treasury Securities Cash Management were transferred to the Cash Management Fund (the "Predecessor Cash Management Fund") and U.S. Government Securities Cash Management Fund (the "Predecessor U.S. Government Securities Cash Management Fund") of the Prairie Institutional Funds, respectively, in exchange for Institutional Shares of those Funds pursuant to a reorganization agreement approved by shareholders of each such First Prairie Fund. The Treasury Prime Cash Management Fund (the "Predecessor Treasury Prime Cash Management Fund") commenced operations on March 22, 1995 as a series of Prairie Institutional Funds.

           On July 13, 1996, all of the assets and liabilities of the Predecessor Cash Management Fund, Predecessor Treasury Prime Cash Management Fund and Predecessor U.S. Government Securities Cash Management Fund of the Prairie Institutional Funds were transferred to the Cash Management Fund, Treasury Prime Cash Management Fund and U.S. Government Securities Cash Management Fund, respectively, in exchange for Institutional Shares and Service Shares pursuant to an agreement and plan of reorganization approved by shareholders of the Predecessor Cash Management, Predecessor Treasury Prime Cash Management and Predecessor U.S. Government Securities Cash Management Funds (the "Reorganization"). Prior to July 13, 1996, the Funds had no operating history. The financial history contained herein includes information for the First Prairie Funds and the Prairie Institutional Funds.


                 INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

           The following information supplements and should be read in conjunction with the sections in the Funds' Prospectus entitled "Description of the Funds" and "Supplemental Information."

Portfolio Securities and Investment Practices

           Bank Obligations. (Cash Management Fund) Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the Federal Deposit Insurance Corporation (the "FDIC"). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose certificates of deposit ("Cds") may be purchased by the Fund are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending on the principal amount of the Cds of each bank held by the Fund) and are subject to Federal examination and to a substantial body of Federal law and regulation.

           Obligations of foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, such as Cds and time deposits ("Tds"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

           Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by Federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

           The Fund may purchase Cds issued by banks, savings and loan associations and similar thrift institutions with less than $1 billion in assets, which are members of the FDIC, provided the Fund purchases any such Cd in a principal amount of not more than $100,000, which amount would be fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. Interest payments on such a Cd are not insured by the FDIC. The Fund will not own more than one such Cd per such issuer.

           Foreign Securities. (Cash Management Fund) Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

           Furthermore, some of these securities are subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale. Custodial expenses for a portfolio of non-U.S. securities generally are higher than for a portfolio of U.S. securities. Income earned or received by the Cash Management Fund from sources within foreign countries may be reduced by withholding and other taxes.

           Repurchase Agreements. (Cash Management Fund and U.S. Government Securities Cash Management Fund) The Trust's custodian or subcustodian will have custody of, and will hold in a segregated account, securities acquired by a Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund that enters into them. Each Fund will enter into repurchase agreements only with registered or unregistered securities dealers or banks with total assets in excess of one billion dollars, with respect to securities of the type in which such Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below the resale price. The Investment Adviser will monitor on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Each of these Funds will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements.

           Illiquid Securities. If a substantial market of qualified institutional buyers develops pursuant to Rule 144A under the Securities Act of 1933, as amended, for certain restricted securities held by a Fund, the Trust intends to treat such securities as liquid securities in accordance with procedures approved by the Trust's Board of Trustees. Because it is not possible to predict with assurance how the market for restricted securities pursuant to Rule 144A will develop, the Trust's Board of Trustees has directed the Investment Adviser to monitor carefully each Fund's investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, a Fund's investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

           Lending Portfolio Securities. (Cash Management Fund and U.S. Government Securities Cash Management Fund) To a limited extent, each of these Funds may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, the Fund can increase its income through the investment of the cash collateral. For purposes of this policy, the Trust considers collateral consisting of U.S. Government securities or, in the case of the Cash Management Fund only, irrevocable letters of credit issued by banks whose securities meet the standards for investment by the Fund to be the equivalent of cash. Such loans may not exceed 33 1/3% of the Fund's total assets. From time to time, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

           The Securities and Exchange Commission currently requires that the following conditions must be met whenever portfolio securities are loaned:
(1) the Fund must receive at least 100% cash collateral from the borrower;
(2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any interest or other distributions payable on the loaned securities, and any increase in market value; and (5) the Fund may pay only reasonable custodian fees in connection with the loan. These conditions may be subject to future modification.

Investment Restrictions

           Each Fund has adopted the following investment restrictions as fundamental investment limitations which cannot be changed, as to a particular Fund, without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), of that Fund's outstanding voting shares. Each Fund may not:

           1. Borrow money, issue senior securities, or mortgage, pledge or hypothecate its assets except to the extent permitted under the 1940 Act.

           2. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.


           3. Purchase or sell (a) real estate or (b) commodities, except to the extent permitted under the 1940 Act.


           4. Make loans to others (other than through investment in debt obligations or other instruments referred to in the Fund's Prospectus), except that the Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets.

           5. Purchase any securities which would cause 25% or more of the value of a Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the U.S. Government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, (ii) instruments issued by domestic branches of U.S. banks and (iii) repurchase agreements secured by instruments described in clauses (i) and (ii), (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry and (d) personal credit and business credit businesses will be considered separate industries, and further provided that the Cash Management Fund will invest at least 25% of its total assets in obligations of issuers in the banking industry or instruments secured by such obligations except during temporary defensive periods.

           In construing number 5 in accordance with SEC policy, to the extent permitted, U.S. branches of foreign banks will be considered to be U.S. banks where they are subject to the same regulation as U.S. banks.

           6. Purchase securities of any one issuer (except U.S. Government securities and related repurchase agreements) if immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the obligations of any one issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this 5% limitation.

           Each Fund has adopted the following investment restrictions as non-fundamental limitations which may be changed, as to a particular Fund, by the Board of Trustees without the approval of by the holders of a majority, as defined in 1940 Act of that Fund's outstanding voting shares.

           Each Fund may not:

           1. Purchase securities on margin, except as described in the Fund's Prospectus or this Statement of Additional
Information.

           2. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

           3. Purchase, sell or write puts, calls or combinations thereof, except as described in the Fund's Prospectus or this Statement of Additional Information.

           4. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested.

           5. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

           6. Invest more than 5% of its assets in the obligations of any one issuer, except if permitted under Rule 2a-7 under the 1940 Act.

           The Cash Management and U.S. Government Securities Cash Management Funds also may not sell securities short.

           If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.




                           MANAGEMENT OF THE TRUST

           Trustees and officers of the Trust, together with information as to their principal business occupations during at least the last five years, are shown below. Each Trustee has an address at the Trust, c/o NBD Bank, 611 Woodward Avenue, Detroit, Michigan 48226.

Trustees and Officers of the Trust

Will M. Caldwell, Trustee


           Retired; Executive Vice President, Chief Financial Officer and Director, Ford Motor Company (1979-1985); Director, First Nationwide Bank (1986-1991); Director, Air Products & Chemicals, Inc. (1985-1996); Director, Zurich Holding Company of America (since 1990); Director, The Batts Group, Ltd. (since 1986); Trustee and Vice Chairman, Detroit Medical Center (1986-1991); Trustee, Pegasus Variable Annuity Fund. He is 71 years old.

Nicholas J. De Grazia, Trustee

           Business Consultant (since 1997); Consultant, Lionel L.L.C. (1995-1996); President, Chief Operating Officer and Director, Lionel Trains, Inc. (1990-1995); Vice President-Finance and Treasurer, University of Detroit (1981-1990); President (1981-1990) and Director (since 1986), Polymer Technologies, Inc.; President, Florence Development Company (1987-1990); Chairman (since 1994) and Director (since 1992), Central Macomb County Chamber of Commerce; Vice Chairman, Michigan Higher Education Facilities Authority (since 1991); Trustee, Pegasus Variable Annuity Fund. He is 54 years old.

John P. Gould, Trustee, Chairman of the Board

           Executive Vice President Lexecon Inc. (since 1995); Steven G. Rothmeier Professor (since January, 1996); Distinguished Service Professor of Economics of the University of Chicago Graduate School of Business (since
1984); Dean of the University of Chicago Graduate School of Business (1983-1993); Member of Economic Club of Chicago and Commercial Club of Chicago; Director of Harbor Capital Advisors and Dimensional Fund Advisors; Trustee, Pegasus Variable Annuity Fund. He is 58 years old.

Marilyn McCoy, Trustee

           Vice President of Administration and Planning of Northwestern University (since 1985); Director of Planning and Policy Development for the University of Colorado (1981-1985); Member of the Board of Directors of Evanston Hospital, Mather Foundation and Metropolitan Family Services; Member of Economic Club of Chicago; Trustee, Pegasus Variable Annuity Fund. She is 49 years old.

Julius L. Pallone, Trustee

           President, J.L. Pallone Associates, Consultants (since 1994); Chairman of the Board (1974-1993), Maccabees Life Insurance Company; President and Chief Executive Officer, Royal Financial Services (1991-1993); Director, American Council of Life Insurance of Washington, D.C. (life insurance industry association) (1988-1993); Director, Crowley, Milner and Company (department store) (since 1988); Trustee, Lawrence Technological University (since 1982); Director, Oakland Commerce Bank (since 1984) and Michigan Opera Theater (since 1981); Trustee, Pegasus Variable Annuity Fund. He is 66 years old.

*Donald G. Sutherland, Trustee and President

           Partner of the law firm Ice, Miller, Donadio & Ryan, Indianapolis, Indiana; Trustee, Pegasus Variable Annuity Fund. He is 68 years old.

Donald L. Tuttle, Trustee

           Vice President (since 1995), Senior Vice President (1992- 1995), Association for Investment Management and Research; Professor of Finance, Indiana University (1970-1991); Vice President, Trust & Investment Advisers, Inc. (1990-1991); Director, Federal Home Loan Bank of Indianapolis (1981 to
1985); Trustee, Pegasus Variable Annuity Fund. He is 62 years old.

 Mark A. Dillon, Vice President

            An employee of the Distributor. He is 34 years old and his address is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Alaina Metz, Vice President

           An employee of the Distributor since June 1995. Prior to joining the Distributor Ms. Metz was a supervisor at Alliance
Capital Management L.P. in New York. She is 30 years old and her address is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

D'Ray Moore, Treasurer

           An employee of the Distributor. She is 38 years old and her address is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

W. Bruce McConnel, III, Secretary

           Partner of the law firm Drinker Biddle & Reath LLP, Philadelphia, Pennsylvania. He is 54 years old, and his address is 1345 Chestnut Street, Philadelphia, Pennsylvania 19107.

[FN]
---------
* Trustee who is an "interested person" of the Trust, as defined in the 1940 Act.

           For so long as the plan described in the section captioned "Distribution and Services Plan" remains in effect, the Trustees of the Trust who are not "interested persons" of the Trust, as defined in the 1940 Act, will be selected and nominated by the Trustees who are not "interested persons" of the Trust.

           Each Trustee receives from the Trust and the Pegasus Variable Annuity Fund a total annual fee of $17,000 and a fee of $2,000 for each Board of Trustees meeting attended. The Chairman is entitled to additional compensation of $4,250 per year for his services to the Trusts in that capacity. These fees are allocated among the investment portfolios of the Trust and the Pegasus Variable Annuity Fund based on their relative net assets. All Trustees are reimbursed for out of pocket expenses in connection with attendance at meetings. Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to the Trusts.

           The following table summarizes the compensation for each of the Trustees for the Trust's fiscal year ended December 31, 1996:



                                                                       (3)
                                                                      Total
                                                                  Compensation
                                                                   From  Trust
                                               (2)                  and Fund
                                           Aggregate             Complex** Paid
              (1)                         Compensation              to Board
      Name of Board Member                from Trust*                Member
--------------------------------        --------------          ---------------
Will M. Caldwell, Trustee                  $31,000                 $31,000(2)+

Nicholas J. DeGrazia, Trustee              $24,750                 $24,750(2)+

John P. Gould, Trustee and                 $25,813                 $41,313(4)+
 Chairman of the Board

Earl I. Heenan, Jr.,                       $26,625                 $26,625(2)+
  Trustee++,+++

Marilyn McCoy, Trustee                     $22,750                 $37,250(4)+

Julius L. Pallone, Trustee ++              $24,750                 $24,750(2)+

Donald G. Sutherland,                      $28,750                 $28,750(2)+
 Trustee and President ++

Donald L. Tuttle, Trustee ++               $29,000                 $29,000(2)+

Eugene C. Yehle, Trustee +++               $18,500                 $18,500(2)+

---------

* Amount does not include reimbursed expenses for attending Board meeting.

** The Fund Complex consists of the Trust, Pegasus Variable Annuity Fund, Prairie Funds, Prairie Institutional Funds, Prairie Intermediate Bond Fund and Prairie Municipal Bond Fund, Inc.

+ Total number of investment companies in the Fund Complex from which the Trustee receives compensation for serving as a trustee.

++ Deferred compensation in the amounts of $7,313, $24,750, $24,750, and $28,750 accrued during the Pegasus Funds' fiscal year ended December 31, 1996 for Messrs. Heenan, DeGrazia, Pallone and Sutherland , respectively.

+++ Messrs. Heenan and Yehle resigned as Trustees of the Trust and the Pegasus Variable Annuity Fund as of July 13, 1996. In addition, Mr. Heenan had been the Chairman of the Board and President and Mr. Yehle had been the Treasurer.


           Board members and officers of the Trust, as a group, owned less than 1% of any Fund's shares outstanding on March 31, 1997.

                           MANAGEMENT ARRANGEMENTS

           The following information supplements and should be read in conjunction with the section in the Funds' Prospectus entitled "Management of the Trust."

           Investment Advisory Agreement. FCNIMCO provides investment advisory services pursuant to the Investment Advisory Agreement (the "Agreement") dated as of April 12, 1996 with the Trust. As to each Fund, the Agreement is subject to annual approval by (i) the Trust's Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Fund, provided that in either event the continuance also is approved by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or FCNIMCO, by vote cast in person at a meeting called for the purpose of voting on such approval. As to each Fund, the Agreement is terminable without penalty, on 60 days' notice, by the Trust's Board of Trustees or by vote of the holders of a majority of such Fund's shares, or, on not less than 90 days' notice, by FCNIMCO. The Agreement will terminate automatically, as to the relevant Fund, in the event of its assignment (as defined in the 1940 Act).

           FCNIMCO is responsible for investment decisions for each Fund in accordance with the stated policies of such Fund, subject to the general supervision of the Trust's Board of Trustees.


           Under the terms of the Investment Advisory Agreement with the Trust, FCNIMCO is entitled to a monthly advisory fee at the annual rate of
 .20% of each Fund's average daily net assets. In addition, FCNIMCO is entitled to 4/10ths of the gross income earned by a Fund on each loan of securities (excluding capital gains and losses, if any). FCNIMCO has informed the Trust's Board of Trustees that since the inception of the Trust neither it nor any of its affiliates has engaged in and received compensation for any transactions involving lending of portfolio securities. Furthermore, neither FCNIMCO nor any of its affiliates will do so unless permitted by the SEC or SEC staff.

           For the period July 13, 1996 (date of the Reorganization) through December 31, 1996, the aggregate advisory fees payable to FCNIMCO by the Cash Management Fund, Treasury Prime Cash Management Fund and U.S. Government Securities Cash Management Fund were $620,226, $269,337 and $622,156, respectively, of which amounts $222,088, $145,816 and $297,097, respectively, were reduced pursuant to undertakings by FCNIMCO, resulting in a net advisory fee of $398,138, $123,521 and $325,059, respectively.

           For the period January 1, 1996 through July 13, 1996 (date of the Reorganization) the aggregate advisory fees payable to FCNIMCO by the Predecessor Cash Management Fund, Predecessor Treasury Prime Cash Management Fund and Predecessor U.S. Government Securities Cash Management Fund were $487,093, $176,021 and $522,975, respectively, of which amounts $176,053,
$102,644 and $297,097, respectively, were reduced pursuant to undertakings by FCNIMCO, resulting in a net advisory fee of $311,040, $73,377 and $383,484, respectively.

            Prior to January 17, 1995, The First National Bank of Chicago ("FNBC") provided management services to First Prairie Cash Management Fund and First Prairie U.S. Treasury Securities Cash Management Fund (the predecessor funds to the Predecessor Cash Management Fund and Predecessor U.S. Government Securities Cash Management Fund, respectively) pursuant to separate management agreements with each such fund and engaged The Dreyfus Corporation ("Dreyfus") to provide administrative services to the funds. As compensation for FNBC's services, First Prairie Cash Management Fund and First Prairie U.S. Treasury Securities Cash Management Fund each agreed to pay FNBC a monthly management fee at the annual rate of .35 of l% of the value of the fund's average daily net assets. The fees payable to Dreyfus for its services were paid by FNBC.

           For the fiscal year ended June 30, 1994 (the Predecessor Cash Management Fund's prior fiscal year end), the management fee payable by First Prairie Cash Management Fund amounted to $892,114, which amount was reduced by $304,836 pursuant to an undertaking by FNBC, resulting in a net management fee paid by First Prairie Cash Management Fund of $587,278. For the fiscal year ended June 30, 1995, the aggregate management/advisory fee payable by the Predecessor Cash Management Fund and its predecessor amounted to $793,104, which amount was reduced by $267,419 pursuant to undertakings by FNBC and FCNIMCO, resulting in a net management/advisory fee paid by the Predecessor Cash Management Fund and its predecessor of $525,685. For the Predecessor Cash Management Fund's fiscal period ended December 31, 1995, the aggregate management/advisory fee payable by the Predecessor Cash Management Fund and its predecessor amounted to $716,956, which amount was reduced by $331,599 pursuant to undertakings by FNBC and FCNIMCO, resulting in a net management/advisory fee paid by the Predecessor Cash Management Fund and its predecessor of $385,357.

           For the period from March 22, 1995 (commencement of operations of the Predecessor Treasury Prime Cash Management Fund) through December 31, 1995, the advisory fee payable by the Predecessor Treasury Prime Cash Management Fund amounted to $50,405, which amount was reduced by $27,592 pursuant to an undertaking by FCNIMCO, resulting in a net advisory fee paid by the Predecessor Treasury Prime Cash Management Fund of $22,813.

           For the fiscal year ended May 31, 1994 (the Predecessor U.S. Government Securities Cash Management Fund's prior fiscal year end), the management fee payable by First Prairie U.S. Treasury Cash Management Fund amounted to $1,478,021, which amount was reduced by $477,943 pursuant to an undertaking by FNBC, resulting in a net management fee paid by First Prairie U.S. Treasury Cash Management Fund of $1,000,078. For the fiscal year ended May 31, 1995, the aggregate management/advisory fee payable by the Predecessor U.S.

Government Securities Cash Management Fund and its predecessor amounted to $1,388,345, which amount was reduced by $312,740 pursuant to undertakings by FNBC and FCNIMCO, resulting in a net management/advisory fee paid by the Predecessor U.S. Government Securities Cash Management Fund and its predecessor of $1,075,605. For the Predecessor U.S. Government Securities Cash Management Fund's fiscal period ended December 31, 1995, the aggregate management/advisory fee payable by the U.S. Government Securities Cash Management Fund and its predecessor amounted to $968,761, which amount was reduced by $381,198 pursuant to undertakings by FNBC and FCNIMCO, resulting in a net management/advisory fee paid by the Predecessor U.S. Government Securities Cash Management Fund and its predecessor of $587,563.

           Administration Agreement. Pursuant to an Administration Agreement dated as of April 12, 1996 with the Trust, FCNIMCO and BISYS assist in all aspects of the Trust's operations, other than providing investment advice, subject to the overall authority of the Trust's Board in accordance with Massachusetts law. Under the terms of the Administration Agreement, FCNIMCO and BISYS are entitled jointly to a monthly administration fee at the annual rate of .15% of each Fund's average daily net assets.


           For the period July 13, 1996 (date of the Reorganization) through December 31, 1996, the Cash Management Fund, Treasury Prime Cash Management Fund and U.S. Government Securities Cash Management Fund paid FCNIMCO, as agent for the coadministrators, administration fees of $465,170, $202,003 and $466,617, respectively.

           For the period from January 1, 1996 through July 13, 1996 (date of the Reorganization), the Predecessor Cash Management Fund, Predecessor Treasury Prime Cash Management Fund and Predecessor U.S. Government Securities Cash Management Fund paid FCNIMCO administration fees of $365,320, $132,016 and $392,231, respectively.

           As stated above, prior to January 17, 1995, Dreyfus provided administrative services to each Predecessor Fund (and its predecessor) and that the fees payable to Dreyfus for its services were paid by FNBC. From January 17, 1995 through July 13, 1996, FCNIMCO provided administrative services to each Predecessor Fund. For the period January 17, 1995 through December 31, 1995, the Predecessor Cash Management Fund and the Predecessor U.S. Government Securities Cash Management Fund paid FCNIMCO administration fees of $522,730 and $707,131, respectively. For the period March 22, 1995 (commencement of operations of the Predecessor Treasury Prime Cash Management
Fund) through December 31, 1995, the administration fee payable by the Predecessor Treasury Prime Cash Management Fund amounted to $37,804, which amount was reduced by $9,695 pursuant to an undertaking by FCNIMCO, resulting in a net administration fee paid by the Predecessor Treasury Prime Cash Management Fund of $28,109.


           The Trust has agreed that neither FCNIMCO nor BISYS will be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the agreement with FCNIMCO or BISYS relates, except for a loss resulting from wilful misfeasance, bad faith or gross negligence on the part of FCNIMCO or BISYS in the performance of their obligations or from reckless disregard by any of them of their obligations and duties under the Administration Agreement.




           In addition, the Administration Agreement provides that if, in any fiscal year, the aggregate expenses of a Fund exceed the expense limitation of any state having jurisdiction over the Fund, FCNIMCO, and BISYS will bear such excess expense to the extent required by state law.

           The aggregate of the fees payable to FCNIMCO and BISYS is not subject to reduction as the value of the Fund's net assets increases.


                        DISTRIBUTION AND SERVICES PLAN
                            (Service Shares Only)

           The following information supplements and should be read in conjunction with the section in the Funds' Prospectus entitled "Distribution and Services Plan."

           Rule 12b-1 (the "Rule") adopted by the Securities and Exchange Commission under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Trust's Board of Trustees has adopted such a plan (the "Plan") with respect to each Fund's Service Shares, pursuant to which each Fund pays BISYS a fee of up to .25% of the average daily net asset value attributable to such Service Shares for advertising, marketing and distributing such Service Shares and for the provision of certain services to the holders of such Service Shares. Under the Plan, BISYS may make payments to certain financial institutions, securities dealers and other financial industry professionals (collectively, "Service Agents") in respect of these services. The Board of Trustees believes that there is a reasonable likelihood that the Plan will benefit each Fund and the holders of Service Shares.

           For the period July 13, 1996 (date of the Reorganization) through December 31, 1996, the Funds' paid fees pursuant to the Plan as follows:

                                                         Amount Paid
                                              Amount     to FCNIMCO
                                     Total    Paid to     and its
                                     Paid     BISYS      Affiliates
                                     ----     -----      ----------
Cash Management Fund
                                     $225,944    --      $225,944
Treasury Prime Cash Management
Fund                                 $274,411    --      $274,411

U.S. Government Securities Cash
Management Fund                      $256,526    --      $256,526




           For the period January 1, 1996 through July 13, 1996 (date of the Reorganization), the Prairie Institutional Funds' paid fees pursuant to the previous 12b-1 Plan as follows:

                                                         Amount Paid
                                              Amount     to FCNIMCO
                                     Total    Paid to     and its
                                     Paid     BISYS      Affiliates
                                     ----     -----      ----------
Predecessor Cash Management Fund     $115,641  $17       $115,624

Predecessor Treasury Prime Cash
Management Fund                      $189,936  $16       $189,920

Predecessor U.S. Government
Securities Cash Management Fund      $117,895  $17       $117,878




           The Board of Trustees reviews, at least quarterly, a written report of the amounts expended under the Plan and the purposes for which the expenditures were made. In addition, such arrangements are approved annually by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" of the Trust as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

           Any material amendment to the Plan must be approved by a majority of the Board of Trustees (including a majority of the Disinterested Trustees).

                           PURCHASE OF FUND SHARES

           The following information supplements and should be read in conjunction with the section in the Funds' Prospectus entitled "How to Buy Fund Shares."

           The Distributor. The Distributor serves on a best efforts basis as the Trust's distributor pursuant to an agreement which is renewable annually.

           Using Federal Funds. First Data Investor Services Group, Inc., the Trust's transfer and dividend disbursing agent (the "Transfer Agent"), or the Trust may attempt to notify the investor upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into Federal Funds and may attempt to arrange for a better means of transmitting the money. If the investor is a customer of a securities dealer, bank or other financial institution and his order to purchase Fund shares is paid for other than in Federal Funds, the securities dealer, bank or other financial institution, acting on behalf of its customer, generally will complete the conversion into, or itself advance, Federal Funds on the business day following receipt of the customer order. The order is effective only when so converted and received by the Transfer Agent. An order for the purchase of Fund shares placed by an investor with a sufficient Federal Funds or cash balance in his brokerage account with a securities dealer, bank or other financial institution will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent. In some states, banks or other institutions effecting transactions in Fund shares may be required to register as dealers pursuant to state law.


                          REDEMPTION OF FUND SHARES

           The following information supplements and should be read in conjunction with the section in the Funds' Prospectus entitled "How to Redeem Fund Shares."

           Redemption Commitment. The Trust normally redeems shares for cash. However, the Trustees can determine that conditions exist making cash payments undesirable. If they should so determine, redemption payments could be made in securities valued at the value used in determining net asset value. There may be brokerage and other costs incurred by the redeeming shareholder in selling such securities. The Trust has elected to be covered by Rule 18f-1 under the 1940 Act, pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of net asset value during any 90-day period for any one shareholder.

           Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closing), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Fund's shareholders.



                       DETERMINATION OF NET ASSET VALUE

           The following information supplements and should be read in conjunction with the section in the Funds' Prospectus entitled "How to Buy Fund Shares."

           Amortized Cost Pricing. The valuation of each Fund's portfolio securities is based upon their amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

           The Board of Trustees has established procedures, as a particular responsibility within the overall duty of care owed to each Fund's investors, reasonably designed to stabilize the Fund's price per share as computed for purposes of purchases and redemptions at $1.00. Such procedures include review of each Fund's portfolio holdings by the Board of Trustees, at such intervals as it deems appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. In such review of the portfolio of the Fund, investments for which market quotations are readily available will be valued at the most recent bid price or yield equivalent for such securities or for securities of comparable maturity, quality and type, as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets of the Funds will be valued at fair value as determined in good faith by the Board of Trustees.

           The extent of any deviation between a Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board of Trustees will consider what actions, if any, will be initiated. In the event the Board of Trustees determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or market equivalents.


           New York Stock Exchange Closings. The holidays (as observed) on which the New York Stock Exchange is closed currently are New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.



                            PORTFOLIO TRANSACTIONS

            Subject to the general supervision of the Trust's Board of Trustees, FCNIMCO is responsible for making decisions with respect to and placing orders for all purchases and sales of portfolio securities for each Fund.

           Purchases of money market instruments by the Funds are made from dealers, underwriters and issuers. The Funds currently do not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis by dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid. No brokerage commissions have been paid by any Fund to date.

            The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when FCNIMCO, in its sole discretion, believes such practice to be otherwise in the Fund's interests.

           The Advisory Agreement for the Funds provides that, in executing portfolio transactions and selecting brokers or dealers, FCNIMCO will seek to obtain the best overall terms available for each Fund. In assessing the best overall terms available for any transaction, FCNIMCO shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Agreement authorizes FCNIMCO to cause a Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that FCNIMCO determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of FCNIMCO to the Funds. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

           Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by FCNIMCO and does not reduce the advisory fees payable by the Funds. The Trustees will periodically review any commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by FCNIMCO. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

           The Trust will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in or enter into repurchase or reverse repurchase agreements with FCNIMCO, the Distributor or an affiliated person of any of them (as such term is defined in the 1940 Act) acting as principal, except to the extent permitted under the 1940 Act. In addition, a Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Distributor or FCNIMCO, or an affiliated person of any of them, is a member, except to the extent permitted under the 1940 Act. Under certain circumstances, the Funds may be at a disadvantage because of these limitations in comparison with other investment companies which have similar investment objectives but are not subject to such limitations.

           Investment decisions for each Fund are made independently from those for the other Funds and for any other investment companies and accounts advised or managed by FCNIMCO. Such other investment companies and accounts may also invest in the same securities as the Funds. To the extent permitted by law, FCNIMCO may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of one or more of the Funds and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which FCNIMCO believes to be equitable to each Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund.


                      DIVIDENDS, DISTRIBUTIONS AND TAXES

           The following information supplements and should be read in conjunction with the section in Funds' Prospectus entitled "Dividends, Distributions and Taxes."

           Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of the gain realized from the disposition of certain market discount bonds will be treated as ordinary income under Section 1276 of the Internal Revenue Code of 1986, as amended.


           As of December 31, 1996, the Funds had capital loss carryforwards with expiration dates as follows:

                                  2001       2002      2003     Total
                                  ----       ----      ----     -----

Cash Management Fund              $  --    $458,000  $58,000  $516,000
U.S. Government Securities
  Cash Management Fund             19,000   151,000   32,000   202,000


                              YIELD INFORMATION

           The following information supplements and should be read in conjunction with the section in the Funds' Prospectus entitled "Yield Information."

           Yield is computed in accordance with a standardized method which involves determining the net change in the value of a hypothetical pre-existing Fund account having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, dividing the net change by the value of the account at the beginning of the period to obtain the base period return, and annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares and fees that may be charged to the shareholder's account, in proportion to the length of the base period and the Fund's average account size, but does not include realized gains and losses or unrealized appreciation and depreciation. Effective yield is computed by adding 1 to the base period return (calculated as described above), raising that sum to a power equal to 365 divided by 7, and subtracting 1 from the result.


           For the seven-day period ended December 31, 1996, the yield and effective yield (after fee waivers and/or expense reimbursements) of each Fund were as follows:


  Name of Fund
    and Class                      Yield        Effective Yield
 --------------                    -----        ---------------
Cash Management Fund
  Institutional Shares            5.32%             5.46%
  Service Shares                  5.07%             5.20%

Treasury Prime Cash
 Management Fund
  Institutional Shares            4.63%             4.73%
  Service Shares                  4.38%             4.47%

U.S. Government
 Securities
 Cash Management Fund
  Institutional Shares            5.23%             5.36%
  Service Shares                  4.98%             5.10%



         Yields will fluctuate and are not necessarily representative of future results. Each investor should remember that yield is a function of the type and quality of the instruments in the portfolio, portfolio maturity and operating expenses. An investor's principal in the Fund is not guaranteed. See "Determination of Net Asset
Value" for a discussion of the manner in which the Fund's price per share is determined.

         The Cash Management Fund, Treasury Prime Cash Management Fund and U.S. Government Securities Cash Management Fund are rated AAAm or AAAmG, as the case may be, by Standard & Poor's Ratings Group, Division of McGraw Hill and Aaa by Moody's Investors Service, Inc.

         From time to time, advertising materials for the Funds may refer to FCNIMCO's or any of its affiliate's full line of investment products for the corporate cash market, including sweep services, on-line money market mutual fund purchases, customized portfolio management, and OASIS, a same-day sweep product that sweeps funds to an overnight Eurodollar time deposit. In addition, from time to time, references to the Funds may appear in advertisements and sales literature for certain products or services offered by the Trust's Investment Adviser, its affiliates or others, through which it is possible to invest in one or more of the Funds, such as the Pegasus Architect wrap account, the Pathmaker variable annuity, and First Choice, First Choice Pegasus and First Choice Select 401(k) products.


                         INFORMATION ABOUT THE TRUST

         The following information supplements and should be read in conjunction with the section in the Funds' Prospectus entitled "General Information."

         Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares have no preemptive, subscription or conversion rights and are freely transferable.


          As of March 31, 1997, the following persons may have beneficially owned 5% or more of the outstanding shares of the following Funds:


                                                                           Percentage
                                                                               of
                                                         Number of         Outstanding
Fund                    Name and Address                   Shares             Shares
----                    ----------------                 ---------         ------------

Cash                     First National Bank            40,601,787.630         11.51%
Management Fund -        of Chicago
Class I                  Cash Management
                         Dept.
                         Suite 0256
                         6th Floor
                         525 W. Monroe Street
                         Chicago, IL 60661-3629

                         Eagle & Co.                   215,419,845.870         61.36%
                         American National Bank
                         Money Market
                         Processing Unit
                         1 N. LaSalle Street
                         Floor 7
                         Chicago, IL 60670-0001

                         First National Bank of         40,076,293.310         11.36%
                         Chicago
                         Corporate Trust
                         Administration
                         1 F&B Plaza
                         Suite 0126
                         Chicago, IL 60670-0001


                                    -23-



Cash                     Morand & Co.                   18,806,040.780         6.21%
Management Fund -        American National
Class  S                 Bank
                         Mutual Fund
                         Processing Unit
                         1 N. LaSalle Street
                         Floor 7
                         Chicago, IL 60602-3902


                         First National Bank of         57,179,290.100         18.90%
                         Chicago
                         Commercial Products
                         1 First National Plaza
                         Suite 0649
                         Chicago, IL 60670

                         First National Bank of        226,612,295.880         74.89%
                         Chicago
                         Cash Management Dept.
                         Suite 0256
                         6th Floor
                         525 W. Monroe Street
                         Chicago, IL 60661-3629

Treasury                 First National Bank of          4,540,656.790         14.04%
Prime Cash               Chicago
Management Fund -        Cash Management Dept.
Class I                  Suite 0256
                         6th Floor
                         525 W. Monroe Street
                         Chicago, IL 60661-3629

                         Eagle & Co.                     6,364,001.570         19.68%
                         American National Bank
                         Money Market
                         Processing Unit
                         1 N. LaSalle Street
                         Floor 7
                         Chicago, IL 60602-3902

                         First National Bank of         21,440,369.150         66.28%
                         Chicago
                         Corporate Trust Assets
                         Services
                         1 First National Plaza
                         Suite 0115
                         Chicago, IL 60670-0001

                                    -24-



Treasury                 First National Bank of         25,864,296.330         13.10%
Prime Cash               Chicago
Management Fund -        Corporate Trust
Class S                  Administration
                         1 F&B Plaza
                         Suite 0126
                         Chicago, IL 60670-0001

                         First National Bank of         57,063,429.180         28.91%
                         Chicago
                         Commercial Products
                         1 First National Plaza
                         Suite 0649
                         Chicago, IL 60670

                         First National Bank of        114,488,103.340         57.99%
                         Chicago
                         Cash Management Dept.
                         Suite 0256, 6th Floor
                         525 W. Monroe Street
                         Chicago, IL 60661-3629

U.S.                     First National Bank of        283,837,017.590         80.79%
Government               Chicago
Securities               Corporate Trust
Cash                     Administration
Management Fund -        1 F&B Plaza
Class I                  Suite 0126
                         Chicago, IL 60670-0001

                         Eagle & Co.                    43,797,489.810         12.47%
                         American National Bank
                         Money Market
                         Processing Unit
                         1 N. La Salle Street
                         Floor 7
                         Chicago, IL 60602-3902

                                    -25-



U.S.                     First National Bank of        188,487,484.130         74.01%
Government               Chicago
Securities               Cash Management Dept.
Cash                     Suite 0256, 6th Floor
Management Fund -        525 W. Monroe Street
Class S                  Chicago, IL 60661-3629

                         First National Bank of         58,059,774.490         22.80%
                         Chicago
                         Commercial Products
                         1 First National Plaza
                         Suite 0649
                         Chicago, IL 60670

           The Trust will send annual and semi-annual financial statements for the Funds to their shareholders.


                                   COUNSEL

           Drinker Biddle & Reath LLP, 1345 Chestnut Street, Philadelphia, PA 19107-3496, serves as the Trust's counsel.


                             INDEPENDENT AUDITORS


           Arthur Andersen LLP, One Detroit Center, 500 Woodward Avenue, Detroit, Michigan 48226-3424, are the independent auditors of the Trust. Ernst & Young LLP served as independent auditors for the First Prairie Funds and the Prairie Institutional Funds. The audited financial statements and notes thereto for each Fund for the fiscal year ended December 31, 1996 are contained in the Funds' Annual Report to Shareholders dated December 31, 1996 and are incorporated by reference into this Statement of Additional Information. The December 31, 1996 financial statements and notes thereto have been audited by Arthur Andersen LLP, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. Information in the audited financial statements for periods or years prior to December 31, 1995 has been audited by Ernst & Young LLP. No other parts of the Annual Report are incorporated by reference herein. Such financial statements have been incorporated herein in reliance on the reports of Arthur Andersen LLP and Ernst & Young LLP, independent auditors, given on the authority of said firms as experts in auditing and accounting.

                                  APPENDIX A


Commercial Paper Ratings

                  A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:


                  "A-1" - The highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

                  "A-2" - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

                  "A-3" - Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                  "B" - Issues are regarded as having only a speculative capacity for timely payment.

                  "C" - This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

                  "D" -  Issues are in payment default.



                  Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:


                  "Prime-1" - Issuers or related supporting institutions have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

                  "Prime-2" - Issuers or related supporting institutions have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions.
Ample alternative liquidity is maintained.

                  "Prime-3" - Issuers or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

                  "Not Prime" - Issuers do not fall within any of the Prime rating categories.


                  The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D- 1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                  "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                  "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                  "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.


                  "D-3" - Debt possesses satisfactory liquidity and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.


                  Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

                  "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                  "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."


                  "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" ratings.


                  "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

                  "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

                  "D" - Securities are in actual or imminent payment default.

                  Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.


                  Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

                  "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

                  "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                  "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

                  "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.


                  IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

                  "A1+" - Obligations which posses a particularly strong credit feature are supported by the highest capacity for timely repayment.

                  "A1" - Obligations are supported by the highest capacity for timely repayment.


                  "A2" - Obligations are supported by a good capacity for timely repayment.


                  "A3" - Obligations are supported by a satisfactory capacity for timely repayment.

                  "B" - Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

                  "C" - Obligations for which there is a high risk of default or which are currently in default.

Corporate and Municipal Long-Term Debt Ratings

                  The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                  "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                  "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

                  "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                  "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

                  "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

                  "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

                  "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

                  "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                  "CI" - This rating is reserved for income bonds on which no interest is being paid.

                  "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                  PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                  "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                  "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

                  "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

                  "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                  Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience,
(c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                  (P)... - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

                  Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.


                  The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                  "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                  "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                  "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                  "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                  "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                  To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.


                  The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

                  "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                  "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

                  "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                  "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                  To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.


                  IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

                  "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

                  "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

                  "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

                  "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

                  "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.


                  IBCA may append a rating of plus (+) or minus (-) to a rating below "AAA" to denote relative status within major rating categories.


                  Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                  "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

                  "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

                  "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                  "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                  "D" - This designation indicates that the long-term debt is in default.

                  PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


Municipal Note Ratings

                  A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

                  "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

                  "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

                  "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.


                  Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                  "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                  "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

                  "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                  "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

                  "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.


                  Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.